As filed with the Securities and Exchange Commission on June 4, 2007

Registration Nos. 2-99810 and 811-04391

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment		[ ]
Post-Effective Amendment No. 96		[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940		[ X ]
Amendment No. 94		[ X ]

OLD MUTUAL ADVISOR FUNDS II
(Exact name of registrant as specified in Declaration of Trust)

4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (720) 200-7600

Julian F. Sluyters
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Name and Address of Agent For Service)

Copies to:
William H. Rheiner, Esq.	and to	Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll, LLP		Old Mutual Capital, Inc.
1735 Market Street, 51st Floor		4643 South Ulster Street, Suite 600
Philadelphia, PA 19103-7599		Denver, CO 80237
(215) 864-8600		(720) 200-7600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)

[ X ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

OLD MUTUAL ADVISOR FUNDS II

JUNE 4, 2007 PROSPECTUS

CLASS A & CLASS C SHARES

Equity Funds
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

INTRODUCTION

An Introduction to Old Mutual Advisor Funds II and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of each Fund (each a “Fund” and collectively, the “Funds”) listed on the cover. The Trust offers four additional share classes, Class Z, Class R, Advisor Class and Institutional Class, which are offered by separate prospectus. Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Funds, “Old Mutual Funds”) are offered by separate prospectuses.

This Prospectus contains important information you should know before investing in a Fund and if you are a shareholder in a Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

FUND SUMMARIES

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund’s goal matches your own. A description of each Fund’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under the Fund Summaries section of this prospectus. Additional information about the Funds’ investment strategies is described in the More About the Funds section of this Prospectus.

The Funds that primarily invest in equities (“Equity Funds”) are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income or stability of principal.

The Funds that primarily invest in fixed income securities (“Fixed Income Funds”) are designed for more conservative investors who want to receive current income from their investments. These Funds may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment Advisor for each Fund. Old Mutual Capital has retained the following Sub-Advisors to assist in managing the Funds: Analytic Investors, Inc. (“Analytic”); Ashfield Capital Partners, LLC (“Ashfield”); Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”); Columbus Circle Investors (“Columbus Circle”); Copper Rock Capital Partners, LLC (“Copper Rock”); Dwight Asset Management Company (“Dwight”); Eagle Asset Management, Inc. (“Eagle”); Heitman Real Estate Securities, LLC (“Heitman”); Liberty Ridge Capital, Inc. (“Liberty Ridge”); Munder Capital Management (“Munder”); Thompson, Siegel & Walmsley LLC (“TS&W”); and Turner Investment Partners, Inc. (“Turner”) (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). Ashfield provides services pursuant to an interim sub-advisory agreement approved by the Funds’ Board of Trustees while shareholder approval of a new sub-advisory agreement is sought. For information about the Advisor and Sub-Advisors, see the Investment Advisor & Sub-Advisors sections of this Prospectus.

[On side panel: What the Funds Are – And Are Not

These Funds are mutual funds – pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Market Capitalizations

The Funds that primarily invest in small-cap companies will generally invest in companies with an average market capitalization below $2.5 billion, although a Fund may invest in companies outside this range. The Funds that primarily invest in mid-cap companies will generally invest in companies with an average market capitalization between $2.5 billion and $10 billion and the Funds that primarily invest in large-cap companies will generally invest in companies with an average market capitalization above $10 billion, although a Fund may invest outside of these ranges.]

FUND SUMMARIES

[On side panel:	Ticker symbols:	Class A – OADEX
Class C – OCDEX]

Old Mutual Analytic U.S. Long/Short Fund

Morningstar Category: Large Blend	Sub-Advisor: Analytic Investors, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total returns. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the Fund may invest in companies of any size, it generally invests in large and mid-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities. The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities “long” that Analytic, the Fund’s Sub-Advisor, believes will outperform and sells securities “short” that Analytic believes will underperform. This is not a market neutral strategy.

The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors. The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets. The cash received from short sales may be used to invest in long equity positions. Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

[On side panel: Selling Short

When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from deceases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value (“NAV”) greater than without the use of leverage. This could result in increased volatility of returns.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing the changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. The Fund was previously known as the Old Mutual Analytic Disciplined Equity Fund and prior to February, 2006, the Fund did not take short positions as part of its main investment strategies. The Fund’s performance prior to February, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	8.95%
2005	6.48%
2006	20.36%

*	The inception date of the Old Mutual Analytic U.S. Long/Short Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 4.66%.

BEST QUARTER:	Q4 2006	10.90%

WORST QUARTER:	Q3 2004	(2.62)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Standard and Poor’s (“S&P”) 500 Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	13.41%	N/A	12.49%

After Taxes on Distributions	13.35%	N/A	12.40%

After Taxes on Distributions and
Sale of Fund Shares	8.71%	N/A	10.80%

Class C

Returns Before Taxes	18.48%	N/A	13.59%

S&P 500 Index

(Reflects No Deduction for	15.80%	N/A	13.12%
Fees, Expenses or Taxes)

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%(3)	0.80%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Expenses on Short Sales	0.16%(4)	0.17%(4)
Service Fees	0.25%	0.25%
Other Operating Expenses	1.26%	1.98%
Total Other Expenses	1.67%	2.40%
Total Annual Operating Expenses	2.47%	3.95%
Expense (Reduction)/Recoupment	(0.99)%	(1.71)%
Net Annual Operating Expenses	1.48%(5)	2.24%(5)

(1)

If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

Effective June 30, 2006, Old Mutual Capital contractually agreed to limit the Fund’s dividend expenses on short sales to 0.10% through June 30, 2007. “Expenses on Short Sales” for Advisor Class, Institutional Class and Class R shares are estimates.

(5)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.90% for each class and class level expenses are limited to 0.45% and 1.20% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

[On side panel: Operating Expenses

The operating expenses of a mutual fund generally include management fees, taxes, brokerage fees, 12b-1 fees, and legal and audit fees.]

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. Because the agreement to limit dividend expenses on short sales expires on June 30, 2007, the example does not include the expense cap described in footnote 4 of the Fees and Expenses Table above. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,214	$1,733	$3,151
Class C	$330	$1,044	$1,876	$4,035

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$230	$1,044	$1,876	$4,035

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Because the agreement to limit dividend expenses on short sales expires on June 30, 2007, the example does not include the expense cap described in footnote 4 of the Fees and Expenses Table above. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.51%	(2.46)%	$9,754	$720
2	10.25%	2.47%	0.01%	$10,001	$244
3	15.76%	2.47%	2.54%	$10,254	$250
4	21.55%	2.47%	5.13%	$10,513	$256
5	27.63%	2.47%	7.79%	$10,779	$263
6	34.01%	2.47%	10.52%	$11,052	$270
7	40.71%	2.47%	13.31%	$11,331	$276
8	47.75%	2.47%	16.18%	$11,618	$283
9	55.13%	2.47%	19.12%	$11,912	$291
10	62.89%	2.47%	22.13%	$12,213	$298
Total Gain After Fees and Expenses				$2,213
Total Annual Fees & Expenses					$3,151

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.27%	2.73%	$10,273	$230
2	10.25%	3.92%	3.84%	$10,384	$405
3	15.76%	3.92%	4.96%	$10,496	$409
4	21.55%	3.92%	6.09%	$10,609	$414
5	27.63%	3.92%	7.24%	$10,724	$418
6	34.01%	3.92%	8.40%	$10,840	$423

7	40.71%	3.92%	9.57%	$10,957	$427
8	47.75%	3.92%	10.75%	$11,075	$432
9	55.13%	3.92%	11.95%	$11,195	$436
10	62.89%	3.92%	13.16%	$11,316	$441
Total Gain After Fees and Expenses				$1,316
Total Annual Fees & Expenses					$4,035

[On side panel:   Ticker symbols:Class A – OAFOX

Class C – OCFOX]

Old Mutual Barrow Hanley Value Fund

Morningstar Category: Large Value	Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow Hanley, the Fund’s Sub-Advisor, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified funds.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. The Fund was previously known as the Clipper Focus Fund and prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor. The Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	6.60%
2005	(1.27)%
2006	14.09%

*	The inception date of the Old Mutual Barrow Hanley Value Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.27%.

BEST QUARTER:	Q4 2004	10.69%

WORST QUARTER:	Q1 2005	(3.99)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	7.51%	N/A	8.43%

After Taxes on Distributions	(2.76)%	N/A	4.99%

After Taxes on Distributions and
Sale of Fund Shares*	16.78%	N/A	7.35%

Class C

Returns Before Taxes	12.65%	N/A	9.51%

S&P 500 Index

(Reflects No Deduction for	15.80%	N/A	13.12%
Fees, Expenses or Taxes)

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%(3)	0.85%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.69%	0.71%
Total Other Expenses	0.94%	0.96%
Total Annual Operating Expenses	1.79%	2.56%
Expense (Reduction)/Recoupment	(0.44)%	(0.46)%
Net Annual Operating Expenses	1.35%(4)	2.10%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services. Effective December 21, 2006, the Management Fee was reduced from 1.00% to 0.85%.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.90% for each class and class level expenses are limited to 0.45% and 1.20% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$1,066	$1,450	$2,526
Class C	$313	$753	$1,320	$2,862

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$213	$753	$1,320	$2,862

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	(2.31)%	$9,769	$705
2	10.25%	1.79%	0.83%	$10,083	$178
3	15.76%	1.79%	4.06%	$10,406	$183
4	21.55%	1.79%	7.40%	$10,740	$189
5	27.63%	1.79%	10.85%	$11,085	$195
6	34.01%	1.79%	14.41%	$11,441	$202
7	40.71%	1.79%	18.08%	$11,808	$208
8	47.75%	1.79%	21.87%	$12,187	$215
9	55.13%	1.79%	25.78%	$12,578	$222
10	62.89%	1.79%	29.82%	$12,982	$229
Total Gain After Fees and Expenses				$2,982
Total Annual Fees & Expenses					$2,526

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.10%	2.90%	$10,290	$213
2	10.25%	2.56%	5.41%	$10,541	$267
3	15.76%	2.56%	7.98%	$10,798	$273
4	21.55%	2.56%	10.62%	$11,062	$280
5	27.63%	2.56%	13.32%	$11,332	$287
6	34.01%	2.56%	16.08%	$11,608	$294
7	40.71%	2.56%	18.91%	$11,891	$301
8	47.75%	2.56%	21.82%	$12,182	$308
9	55.13%	2.56%	24.79%	$12,479	$316
10	62.89%	2.56%	27.83%	$12,783	$323
Total Gain After Fees and Expenses				$2,783
Total Annual Fees & Expenses					$2,862

[On side panel:Ticker symbols:Class A – OATCX

Class C – OCOMX]

Old Mutual Columbus Circle Technology and Communications Fund

Morningstar Category: Specialty – Technology	Sub-Advisor: Columbus Circle Investors

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. Current income is incidental to the Fund’s goal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors. The Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Fund’s holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Technology and Communications Industries

Industries in the Technology sector include Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors.

Industries in the Communications sector include Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain industries within the technology and communications sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. The Fund’s performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition and government regulation.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified funds.

Small and Mid-Cap Company Risk. The Fund may invest in small-cap and mid-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund’s performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	4.91%
2005	8.91%
2006	3.89%

*	The inception date of the Old Mutual Columbus Circle Technology and Communications Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.56%.

BEST QUARTER:	Q4 2004	14.68%

WORST QUARTER:	Q3 2004	(9.61)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the NYSE Arca Tech 100 Index® (formerly the PSE Technology Index), a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/30/03)
Class A

Before Taxes	(2.06)%	N/A	7.03%

After Taxes on Distributions	(2.06)%	N/A	7.03%

After Taxes on Distributions and
Sale of Fund Shares*	(1.34)%	N/A	6.04%

Class C

Returns Before Taxes	2.13%	N/A	8.20%

NYSE Arca Tech 100 Index®

(Reflects No Deduction for
Fees, Expenses or Taxes)	5.20%	N/A	11.85%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(3)	0.95%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	6.91%	4.11%
Total Other Expenses	7.16%	4.36%
Total Annual Operating Expenses	8.11%	6.06%
Expense (Reduction)/Recoupment	(6.41)%	(3.61)%
Net Annual Operating Expenses	1.70%(4)	2.45%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.70% and 2.45% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.05% for each class and class level expenses are limited to 0.65% and 1.40% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment as described in footnote 4 to the Fees and Expenses Table above. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,334	$1,954	$3,616
Class C	$348	$1,027	$1,826	$3,911

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$248	$1,027	$1,826	$3,911

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.70%	(2.64)%	$9,736	$738
2	10.25%	3.00%	(0.69)%	$9,931	$295
3	15.76%	3.00%	1.29%	$10,129	$301
4	21.55%	3.00%	3.32%	$10,332	$307
5	27.63%	3.00%	5.39%	$10,539	$313
6	34.01%	3.00%	7.49%	$10,749	$319
7	40.71%	3.00%	9.64%	$10,964	$326
8	47.75%	3.00%	11.84%	$11,184	$332
9	55.13%	3.00%	14.07%	$11,407	$339
10	62.89%	3.00%	16.35%	$11,635	$346
Total Gain After Fees and Expenses				$1,635
Total Annual Fees & Expenses					$3,616

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.45%	2.55%	$10,255	$248
2	10.25%	3.75%	3.83%	$10,383	$387
3	15.76%	3.75%	5.13%	$10,513	$392
4	21.55%	3.75%	6.44%	$10,644	$397
5	27.63%	3.75%	7.77%	$10,777	$402
6	34.01%	3.75%	9.12%	$10,912	$407
7	40.71%	3.75%	10.49%	$11,049	$412
8	47.75%	3.75%	11.87%	$11,187	$417
9	55.13%	3.75%	13.27%	$11,327	$422
10	62.89%	3.75%	14.68%	$11,468	$427
Total Gain After Fees and Expenses				$1,468
Total Annual Fees & Expenses					$3,911

[On side panel:Ticker symbols:Class A – OAEGX

Class C – OCEGX]

Old Mutual Emerging Growth Fund

Morningstar Category: Small Growth	Sub-Advisor: Copper Rock Capital Partners, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics at the time of purchase. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Emerging Growth Companies

Growth funds generally focus on stocks of companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small Company Risk. The Fund primarily invests in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	0.38%
2005	6.53%
2006	7.63%

*	The inception date of the Old Mutual Emerging Growth Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 3.51%.

BEST QUARTER:	Q4 2004	19.08%

WORST QUARTER:	Q3 2004	(10.59)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 2000® Growth Index, a widely recognized, unmanaged index that tracks the performance of the securities of 2,000 small-cap companies in the Russell 2000® Index with greater-than-average growth characteristics. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/30/03)
Class A

Before Taxes	1.41%	N/A	5.32%

After Taxes on Distributions	1.41%	N/A	5.32%

After Taxes on Distributions
and Sale of Fund Shares	0.92%	N/A	4.56%

Class C

Returns Before Taxes	5.89%	N/A	6.45%

Russell 2000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	13.35%	N/A	13.76%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(3)	0.95%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	6.99%	4.94%
Total Other Expenses	7.24%	5.19%
Total Annual Operating Expenses	8.19%	6.89%
Expense (Reduction)/Recoupment	(6.64)%	(4.59)%
Net Annual Operating Expenses	1.55%(4)	2.30%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.55% and 2.30% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.02% for each class and class level expenses are limited to 0.53% and 1.28% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,320	$1,941	$3,605
Class C	$333	$1,013	$1,812	$3,900

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$233	$1,013	$1,812	$3,900

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.55%	(2.50)%	$9,750	$724
2	10.25%	3.00%	(0.55)%	$9,945	$295
3	15.76%	3.00%	1.44%	$10,144	$301
4	21.55%	3.00%	3.47%	$10,347	$307
5	27.63%	3.00%	5.54%	$10,554	$314
6	34.01%	3.00%	7.65%	$10,765	$320
7	40.71%	3.00%	9.80%	$10,980	$326
8	47.75%	3.00%	12.00%	$11,200	$333
9	55.13%	3.00%	14.24%	$11,424	$339
10	62.89%	3.00%	16.52%	$11,652	$346
Total Gain After Fees and Expenses				$1,652
Total Annual Fees & Expenses					$3,605

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.30%	2.70%	$10,270	$233
2	10.25%	3.75%	3.98%	$10,398	$388
3	15.76%	3.75%	5.28%	$10,528	$392
4	21.55%	3.75%	6.60%	$10,660	$397
5	27.63%	3.75%	7.93%	$10,793	$402
6	34.01%	3.75%	9.28%	$10,928	$407
7	40.71%	3.75%	10.65%	$11,065	$412
8	47.75%	3.75%	12.03%	$11,203	$418
9	55.13%	3.75%	13.43%	$11,343	$423
10	62.89%	3.75%	14.85%	$11,485	$428
Total Gain After Fees and Expenses				$1,485
Total Annual Fees & Expenses					$3,900

[On side panel:Ticker symbols:Class A – OAFCX

Class C – OCFCX]

Old Mutual Focused Fund

Morningstar Category: Large Blend	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large-cap companies that Liberty Ridge, the Fund’s Sub-Advisor, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations. Equity securities in which the Fund may invest include common and preferred stock.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified funds.

Small and Mid-Cap Company Risk. While the Fund generally invests in large-cap companies, the Fund may invest in small-cap or mid-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Returns through December 31, 2006 - Class A Shares*

2004	13.84%
2005	1.70%
2006	22.53%

*	The inception date of the Old Mutual Focused Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was (2.50)%.

BEST QUARTER:	Q4 2004	15.40%

WORST QUARTER:	Q1 2005	(4.04)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to its benchmark, the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. The Fund’s performance is also compared to the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Fund’s benchmark was changed from the Russell 3000® Index to the S&P 500® Index to more accurately reflect the Sub-Advisor’s management style of the Fund. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	15.47%	N/A	14.10%

After Taxes on Distributions	15.38%	N/A	14.06%

After Taxes on Distributions and
Sale of Fund Shares	10.05%	N/A	12.21%

Class C

Returns Before Taxes	20.62%	N/A	15.33%

S&P 500® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.80%	N/A	13.54%

Russell 3000® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.71%	N/A	14.33%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%(3)	0.75%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.73%	3.47%
Total Other Expenses	0.98%	3.72%
Total Annual Operating Expenses	1.73%	5.22%
Expense (Reduction)/Recoupment	(0.33)%	(3.07)%
Net Annual Operating Expenses	1.40%(4)	2.15%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.40% and 2.15% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.80% for each class and class level expenses are limited to 0.60% and 1.35% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,058	$1,430	$2,472
Class C	$318	$999	$1,800	$3,891

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$218	$999	$1,800	$3,891

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.40%	(2.36)%	$9,764	$709
2	10.25%	1.73%	0.84%	$10,084	$172
3	15.76%	1.73%	4.13%	$10,413	$177
4	21.55%	1.73%	7.54%	$10,754	$183
5	27.63%	1.73%	11.05%	$11,105	$189
6	34.01%	1.73%	14.69%	$11,469	$195
7	40.71%	1.73%	18.44%	$11,844	$202
8	47.75%	1.73%	22.31%	$12,231	$208
9	55.13%	1.73%	26.31%	$12,631	$215
10	62.89%	1.73%	30.44%	$13,044	$222
Total Gain After Fees and Expenses				$3,044
Total Annual Fees & Expenses					$2,472

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.15%	2.85%	$10,285	$218
2	10.25%	3.75%	4.14%	$10,414	$388
3	15.76%	3.75%	5.44%	$10,544	$393
4	21.55%	3.75%	6.76%	$10,676	$398
5	27.63%	3.75%	8.09%	$10,809	$403
6	34.01%	3.75%	9.44%	$10,944	$408
7	40.71%	3.75%	10.81%	$11,081	$413
8	47.75%	3.75%	12.19%	$11,219	$418
9	55.13%	3.75%	13.60%	$11,360	$423
10	62.89%	3.75%	15.02%	$11,502	$429
Total Gain After Fees and Expenses				$1,502
Total Annual Fees & Expenses					$3,891

[On side panel:Ticker symbols:Class A – OAHGX

Class C – OCHGX]

Old Mutual Growth Fund

Morningstar Category: Mid-Cap Growth

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. While the Fund may invest in both small and mid-cap companies, the Fund primarily invests in mid-cap companies. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies, and to a lesser extent, small-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	7.41%
2005	10.93%
2006	7.12%

*	The inception date of the Old Mutual Growth Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 4.27%.

BEST QUARTER:	Q4 2004	14.83%

WORST QUARTER:	Q3 2004	(9.06)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell Mid-Cap Growth Index and S&P MidCap 400 Index. The unmanaged Russell Mid-Cap Growth Index measures the performance of those securities in the Russell Mid-Cap Index with greater than average growth characteristics. The S&P MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity and industry group representations. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	0.98%	N/A	8.00%

After Taxes on Distributions	0.98%	N/A	8.00%

After Taxes on Distributions
and Sale of Fund Shares	0.64%	N/A	6.88%

Class C

Returns Before Taxes	5.33%	N/A	9.16%

Russell Mid-Cap Growth Index	10.66%	N/A	15.71%

(Reflects No Deduction for Fees,
Expenses or Taxes)

S&P MidCap 400 Index

(Reflects No Deduction for Fees,
Expenses or Taxes)	10.32%	N/A	16.38%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%(3)	0.80%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	4.36%	4.11%
Total Other Expenses	4.61%	4.36%
Total Annual Operating Expenses	5.41%	5.91%
Expense (Reduction)/Recoupment	(4.06)%	(3.81)%
Net Annual Operating Expenses	1.35%(4)	2.10%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.35% and 2.10% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.875% for each class and class level expenses are limited to 0.475% and 1.225% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$705	$1,303	$1,925	$3,592
Class C	$313	$994	$1,795	$3,887

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$213	$994	$1,795	$3,887

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	(2.31)%	$9,769	$705
2	10.25%	3.00%	(0.36)%	$9,964	$296
3	15.76%	3.00%	1.64%	$10,164	$302
4	21.55%	3.00%	3.67%	$10,367	$308
5	27.63%	3.00%	5.74%	$10,574	$314
6	34.01%	3.00%	7.86%	$10,786	$320
7	40.71%	3.00%	10.01%	$11,001	$327
8	47.75%	3.00%	12.22%	$11,222	$333
9	55.13%	3.00%	14.46%	$11,446	$340
10	62.89%	3.00%	16.75%	$11,675	$347
Total Gain After Fees and Expenses				$1,675
Total Annual Fees & Expenses					$3,592

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.10%	2.90%	$10,290	$213
2	10.25%	3.75%	4.19%	$10,419	$388
3	15.76%	3.75%	5.49%	$10,549	$393
4	21.55%	3.75%	6.81%	$10,681	$398
5	27.63%	3.75%	8.14%	$10,814	$403
6	34.01%	3.75%	9.49%	$10,949	$408
7	40.71%	3.75%	10.86%	$11,086	$413
8	47.75%	3.75%	12.25%	$11,225	$418
9	55.13%	3.75%	13.65%	$11,365	$424
10	62.89%	3.75%	15.07%	$11,507	$429
Total Gain After Fees and Expenses				$1,507
Total Annual Fees & Expenses					$3,887

[On side panel:Ticker symbols:Class A – OARTX

Class C – OCRTX]

Old Mutual Heitman REIT Fund

Morningstar Category: Specialty – Real Estate	Sub-Advisor: Heitman Real Estate Securities, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”). Heitman, the Fund’s Sub-Advisor, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: REITs

A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is generally not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	34.64%
2005	12.06%
2006	31.58%

*	The inception date of Old Mutual Heitman REIT Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 2.63%.

BEST QUARTER:	Q4 2004	16.04%

WORST QUARTER:	Q1 2005	(7.20)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Dow Jones Wilshire Real Estate Securities Index and the S&P 500 Index. The Dow Jones Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	24.01%	N/A	24.31%

After Taxes on Distributions	21.49%	N/A	21.38%

After Taxes on Distributions
and Sale of Fund Shares	17.33%	N/A	19.91%

Class C

Returns Before Taxes	29.71%	N/A	25.69%

Dow Jones Wilshire Real Estate Securities Index (float adjusted)

(Reflects No Deduction for
Fees, Expenses or Taxes)	35.86%	N/A	28.92%

S&P 500 Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.80%	N/A	13.54%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%(3)	0.90%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	1.56%	1.45%
Total Other Expenses	1.81%	1.70%
Total Annual Operating Expenses	2.71%	3.35%
Expense (Reduction)/Recoupment	(1.21)%	(1.10)%
Net Annual Operating Expenses	1.50%(4)	2.25%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.55% and 1.30% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,260	$1,826	$3,357
Class C	$328	$928	$1,652	$3,568

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$928	$1,652	$3,568

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	2.71%	(0.22)%	$9,978	$267
3	15.76%	2.71%	2.07%	$10,207	$274
4	21.55%	2.71%	4.40%	$10,440	$280
5	27.63%	2.71%	6.80%	$10,680	$286
6	34.01%	2.71%	9.24%	$10,924	$293
7	40.71%	2.71%	11.74%	$11,174	$299
8	47.75%	2.71%	14.30%	$11,430	$306
9	55.13%	2.71%	16.92%	$11,692	$313
10	62.89%	2.71%	19.60%	$11,960	$320
Total Gain After Fees and Expenses				$1,960
Total Annual Fees & Expenses					$3,357

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.25%	2.75%	$10,275	$228
2	10.25%	3.35%	4.45%	$10,445	$347
3	15.76%	3.35%	6.17%	$10,617	$353
4	21.55%	3.35%	7.92%	$10,792	$359
5	27.63%	3.35%	9.70%	$10,970	$365
6	34.01%	3.35%	11.51%	$11,151	$371
7	40.71%	3.35%	13.35%	$11,335	$377
8	47.75%	3.35%	15.22%	$11,522	$383
9	55.13%	3.35%	17.12%	$11,712	$389
10	62.89%	3.35%	19.06%	$11,906	$396
Total Gain After Fees and Expenses				$1,906
Total Annual Fees & Expenses					$3,568

[On side panel:Ticker symbols:Class A – OLLLX

Class C – OCCAX]

Old Mutual Large Cap Fund

Morningstar Category: Large Core	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. Current income is a secondary objective. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies. For purposes of this Fund, large cap companies are those companies with market capitalizations similar to the companies in the S&P 500® Index. As of February 28, 2007, the range of the S&P 500® Index was $1.4 billion to $418 billion. The market capitalization of the companies in the Fund’s portfolio and the S&P 500® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The Fund normally expects to maintain an average market capitalization of at least $10 billion. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	6.54%
2005	1.68%
2006	22.01%

*	The inception date of the Old Mutual Large Cap Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was (1.79)%.

BEST QUARTER:	Q3 2006	9.76%

WORST QUARTER:	Q1 2005	(4.11)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	15.01%	N/A	9.94%

After Taxes on Distributions	14.93%	N/A	9.80%

After Taxes on Distributions and
Sale of Fund Shares	9.76%	N/A	8.54%

Class C

Returns Before Taxes	20.11%	N/A	11.14%

S&P 500 Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.80%	N/A	13.54%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%(3)	0.75%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	3.48%	5.63%
Total Other Expenses	3.73%	5.88%
Total Annual Operating Expenses	4.48%	7.38%
Expense (Reduction)/Recoupment	(3.08)%	(5.23)%
Net Annual Operating Expenses	1.40%(4)	2.15%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.40% and 2.15% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.81% for each class and class level expenses are limited to 0.59% and 1.34% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,307	$1,929	$3,596
Class C	$318	$999	$1,800	$3,891

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$218	$999	$1,800	$3,891

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on its returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.40%	(2.36)%	$9,764	$709
2	10.25%	3.00%	(0.40)%	$9,960	$296
3	15.76%	3.00%	1.59%	$10,159	$302
4	21.55%	3.00%	3.62%	$10,362	$308
5	27.63%	3.00%	5.69%	$10,569	$314
6	34.01%	3.00%	7.81%	$10,781	$320
7	40.71%	3.00%	9.96%	$10,996	$327
8	47.75%	3.00%	12.16%	$11,216	$333
9	55.13%	3.00%	14.40%	$11,440	$340
10	62.89%	3.00%	16.69%	$11,669	$347
Total Gain After Fees and Expenses				$1,669
Total Annual Fees & Expenses					$3,596

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.15%	2.85%	$10,285	$218
2	10.25%	3.75%	4.13%	$10,413	$388
3	15.76%	3.75%	5.43%	$10,543	$393
4	21.55%	3.75%	6.75%	$10,675	$398
5	27.63%	3.75%	8.09%	$10,809	$403
6	34.01%	3.75%	9.44%	$10,944	$408
7	40.71%	3.75%	10.81%	$11,081	$413
8	47.75%	3.75%	12.19%	$11,219	$418
9	55.13%	3.75%	13.59%	$11,359	$423

10	62.89%	3.75%	15.01%	$11,501	$429
Total Gain After Fees and Expenses				$1,501
Total Annual Fees & Expenses					$3,891

[On side panel:	Ticker symbols:	Class A – OALHX
Class C – OCLHX]

Old Mutual Large Cap Growth Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this Fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000® Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	8.45%
2005	4.16%
2006	5.05%

*	The inception date of the Old Mutual Large Cap Growth Fund’s Class A shares was July, 31, 2003

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.27%.

BEST QUARTER:	Q4 2004	9.94%

WORST QUARTER:	Q1 2005	(8.56)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	(1.00)%	N/A	6.40%

After Taxes on Distributions	(1.00)%	N/A	6.40%

After Taxes on Distributions and
Sale of Fund Shares*	(0.65)%	N/A	5.50%

Class C

Returns Before Taxes	3.25%	N/A	7.44%

Russell 1000® Growth Index

(Reflects No Deduction for Fees,
Expenses or Taxes)	9.07%	N/A	9.56%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%(3)	0.85%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	3.39%	5.74%
Total Other Expenses	3.64%	5.99%
Total Annual Operating Expenses	4.49%	7.59%
Expense (Reduction)/Recoupment	(2.99)%	(5.34)%
Net Annual Operating Expenses	1.50%(4)	2.25%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.92% for each class and class level expenses are limited to 0.58% and 1.33% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,316	$1,938	$3,603
Class C	$328	$1,009	$1,808	$3,897

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$1,009	$1,808	$3,897

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	3.00%	(0.50)%	$9,950	$296
3	15.76%	3.00%	1.49%	$10,149	$301
4	21.55%	3.00%	3.52%	$10,352	$308
5	27.63%	3.00%	5.59%	$10,559	$314
6	34.01%	3.00%	7.70%	$10,770	$320
7	40.71%	3.00%	9.86%	$10,986	$326
8	47.75%	3.00%	12.05%	$11,205	$333
9	55.13%	3.00%	14.29%	$11,429	$340
10	62.89%	3.00%	16.58%	$11,658	$346
Total Gain After Fees and Expenses				$1,658
Total Annual Fees & Expenses					$3,603

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.25%	2.75%	$10,275	$228
2	10.25%	3.75%	4.03%	$10,403	$388
3	15.76%	3.75%	5.33%	$10,533	$393
4	21.55%	3.75%	6.65%	$10,665	$397
5	27.63%	3.75%	7.98%	$10,798	$402
6	34.01%	3.75%	9.33%	$10,933	$407
7	40.71%	3.75%	10.70%	$11,070	$413
8	47.75%	3.75%	12.08%	$11,208	$418
9	55.13%	3.75%	13.49%	$11,349	$423
10	62.89%	3.75%	14.90%	$11,490	$428
Total Gain After Fees and Expenses				$1,490
Total Annual Fees & Expenses					$3,897

[On side panel:Ticker symbols:Class A – OLGBX

Class C – OCLAX]

Old Mutual Large Cap Growth Concentrated Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this Fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000® Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Each Sub-Advisor will invest the portion of the Fund it manages in not more than 40 large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified funds.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	7.14%
2005	5.09%
2006	7.36%

*	The inception date of Old Mutual Large Cap Growth Concentrated Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 0.95%.

BEST QUARTER:	Q4 2004	10.11%

WORST QUARTER:	Q1 2005	(12.14)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	1.18%	N/A	7.65%

After Taxes on Distributions	1.18%	N/A	7.65%

59

After Taxes on Distributions and
Sale of Fund Shares	0.77%	N/A	6.58%

Class C

Returns Before Taxes	5.57%	N/A	8.80%

Russell 1000® Growth Index

(Reflects No Deduction for Fees,
Expenses or Taxes)	9.07%	N/A	9.61%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

60

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%(3)	0.90%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	1.63%	3.10%
Total Other Expenses	1.88%	3.35%
Total Annual Operating Expenses	2.78%	5.00%
Expense (Reduction)/Recoupment	(1.28)%	(2.75)%
Net Annual Operating Expenses	1.50%(4)	2.25%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.55% and 1.30% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

61

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,273	$1,853	$3,418
Class C	$328	$1,009	$1,808	$3,897

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$1,009	$1,808	$3,897

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

62

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	2.78%	(0.29)%	$9,971	$274
3	15.76%	2.78%	1.93%	$10,193	$280
4	21.55%	2.78%	4.19%	$10,419	$287
5	27.63%	2.78%	6.50%	$10,650	$293
6	34.01%	2.78%	8.87%	$10,887	$299
7	40.71%	2.78%	11.29%	$11,129	$306
8	47.75%	2.78%	13.76%	$11,376	$313
9	55.13%	2.78%	16.28%	$11,628	$320
10	62.89%	2.78%	18.86%	$11,886	$327
Total Gain After Fees and Expenses				$1,886
Total Annual Fees & Expenses					$3,418

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.25%	2.75%	$10,275	$228
2	10.25%	3.75%	4.03%	$10,403	$388
3	15.76%	3.75%	5.33%	$10,533	$393
4	21.55%	3.75%	6.65%	$10,665	$397
5	27.63%	3.75%	7.98%	$10,798	$402
6	34.01%	3.75%	9.33%	$10,933	$407
7	40.71%	3.75%	10.70%	$11,070	$413
8	47.75%	3.75%	12.08%	$11,208	$418
9	55.13%	3.75%	13.49%	$11,349	$423
10	62.89%	3.75%	14.90%	$11,490	$428
Total Gain After Fees and Expenses				$1,490
Total Annual Fees & Expenses					$3,897

63

[On side panel:Ticker symbols:Class A – OAMJX

Class C – OCCPX]

Old Mutual Mid-Cap Fund

Morningstar Category: Mid-Cap Core	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this Fund, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index. As of February 28, 2007, the S&P MidCap 400 Index included companies with market capitalizations between $479 million and $12 billion. The market capitalization of the companies in the Fund’s portfolio and the S&P MidCap 400 Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies and also may invest in small-cap companies. While small-cap companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

64

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	17.74%
2005	6.20%
2006	13.05%

*	The inception date of Old Mutual Mid-Cap Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.82%.

BEST QUARTER:	Q4 2004	15.06%

WORST QUARTER:	Q2 2006	(4.61)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the S&P MidCap 400 Index, a widely recognized unmanaged index that measures the performance of 400 mid-cap stocks. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	6.56%	N/A	14.03%

After Taxes on Distributions	1.89%	N/A	11.43%

After Taxes on Distributions and
Sale of Fund Shares*	7.59%	N/A	11.32%

Class C

Returns Before Taxes	11.37%	N/A	15.20%

S&P MidCap 400 Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	10.32%	N/A	16.50%

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*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(3)	0.95%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	2.57%	1.81%
Total Other Expenses	2.82%	2.06%
Total Annual Operating Expenses	3.77%	3.76%
Expense (Reduction)/Recoupment	(2.32)%	(1.56)%
Net Annual Operating Expenses	1.45%(4)	2.20%(4)

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(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.45% and 2.20% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.00% for each class and class level expenses are limited to 0.45% and 1.20% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,312	$1,934	$3,599
Class C	$323	$1,004	$1,805	$3,895

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You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$223	$1,004	$1,805	$3,895

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.45%	(2.40)%	$9,760	$714
2	10.25%	3.00%	(0.45)%	$9,955	$296
3	15.76%	3.00%	1.54%	$10,154	$302
4	21.55%	3.00%	3.57%	$10,357	$308
5	27.63%	3.00%	5.64%	$10,564	$314
6	34.01%	3.00%	7.75%	$10,775	$320
7	40.71%	3.00%	9.91%	$10,991	$326
8	47.75%	3.00%	12.11%	$11,211	$333
9	55.13%	3.00%	14.35%	$11,435	$340
10	62.89%	3.00%	16.64%	$11,664	$346
Total Gain After Fees and Expenses				$1,664
Total Annual Fees & Expenses					$3,599

Class C Shares

Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

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Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.20%	2.80%	$10,280	$223
2	10.25%	3.75%	4.09%	$10,409	$388
3	15.76%	3.75%	5.39%	$10,539	$393
4	21.55%	3.75%	6.70%	$10,670	$398
5	27.63%	3.75%	8.04%	$10,804	$403
6	34.01%	3.75%	9.39%	$10,939	$408
7	40.71%	3.75%	10.75%	$11,075	$413
8	47.75%	3.75%	12.14%	$11,214	$418
9	55.13%	3.75%	13.54%	$11,354	$423
10	62.89%	3.75%	14.96%	$11,496	$428
Total Gain After Fees and Expenses				$1,496
Total Annual Fees & Expenses					$3,895

69

[On side panel:Ticker symbols:Class A – OAHEX

Class C – OCHEX]

Old Mutual Select Growth Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with favorable growth prospects. Each Sub-Advisor will invest its portion of the Fund in not more than 40 companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund may invest in small-cap or mid-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

70

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	6.44%
2005	3.99%
2006	7.28%

*	The inception date of the Old Mutual Select Growth Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.77%.

BEST QUARTER:	Q4 2004	13.02%

WORST QUARTER:	Q1 2005	(10.94)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 3000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the performance table.

71

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	1.10%	N/A	5.96%

After Taxes on Distributions	1.10%	N/A	5.96%

After Taxes on Distributions and
Sales of Fund Shares	0.71%	N/A	5.12%

Class C

Returns Before Taxes	5.49%	N/A	7.11%

Russell 3000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	9.46%	N/A	9.95%

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

72

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%(3)	0.90%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	4.08%	7.03%
Total Other Expenses	4.33%	7.28%
Total Annual Operating Expenses	5.23%	8.93%
Expense (Reduction)/Recoupment	(3.73)%	(6.68)%
Net Annual Operating Expenses	1.50%(4)	2.25%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.55% and 1.30% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

73

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,316	$1,938	$3,603
Class C	$328	$1,009	$1,808	$3,897

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$1,009	$1,808	$3,897

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

74

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	3.00%	(0.50)%	$9,950	$296
3	15.76%	3.00%	1.49%	$10,149	$301
4	21.55%	3.00%	3.52%	$10,352	$308
5	27.63%	3.00%	5.59%	$10,559	$314
6	34.01%	3.00%	7.70%	$10,770	$320
7	40.71%	3.00%	9.86%	$10,986	$326
8	47.75%	3.00%	12.05%	$11,205	$333
9	55.13%	3.00%	14.29%	$11,429	$340
10	62.89%	3.00%	16.58%	$11,658	$346
Total Gain After Fees and Expenses				$1,658
Total Annual Fees & Expenses					$3,603

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.25%	2.75%	$10,275	$228
2	10.25%	3.75%	4.03%	$10,403	$388
3	15.76%	3.75%	5.33%	$10,533	$393
4	21.55%	3.75%	6.65%	$10,665	$397
5	27.63%	3.75%	7.98%	$10,798	$402
6	34.01%	3.75%	9.33%	$10,933	$407
7	40.71%	3.75%	10.70%	$11,070	$413
8	47.75%	3.75%	12.08%	$11,208	$418
9	55.13%	3.75%	13.49%	$11,349	$423
10	62.89%	3.75%	14.90%	$11,490	$428
Total Gain After Fees and Expenses				$1,490
Total Annual Fees & Expenses					$3,897

75

[On side panel:Ticker symbols:Class A – OSAMX

Class C – OSCMX]

Old Mutual Small Cap Fund

Morningstar Category: Small Blend

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

76

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. As of January 1, 2006, certain of the Fund’s assets began to be managed by a Sub-Advisor different than the Fund’s former advisor, and the Fund’s former advisor became a Sub-Advisor to the Fund. As a result, the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	15.30%
2005	1.78%
2006	16.45%

*	The inception date of the Old Mutual Small Cap Fund’s Class A shares was September 30, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 3.94%.

BEST QUARTER:	Q4 2004	16.37%

WORST QUARTER:	Q3 2004	(3.50)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 2000® Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small-cap stocks. Sales loads are reflected in the performance table.

77

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(9/30/03)
Class A

Returns Before Taxes	9.77%	N/A	13.14%

After Taxes on Distributions	9.77%	N/A	13.14%

After Taxes on Distributions and
Sale of Fund Shares	6.35%	N/A	11.39%

Class C

Returns Before Taxes	14.52%	N/A	14.34%

Russell 2000® Index

(Reflects No Deduction for	18.37%	N/A	17.24%
Fees, Expenses or Taxes)

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

78

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%(3)	1.00%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	3.40%	3.88%
Total Other Expenses	3.65%	4.13%
Total Annual Operating Expenses	4.65%	5.88%
Expense (Reduction)/Recoupment	(3.15)%	(3.63)%
Net Annual Operating Expenses	1.50%(4)	2.25%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50% and 2.25% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.40% and 1.15% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

79

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,316	$1,938	$3,603
Class C	$328	$1,009	$1,808	$3,897

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$228	$1,009	$1,808	$3,897

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

80

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	(2.45)%	$9,755	$719
2	10.25%	3.00%	(0.50)%	$9,950	$296
3	15.76%	3.00%	1.49%	$10,149	$301
4	21.55%	3.00%	3.52%	$10,352	$308
5	27.63%	3.00%	5.59%	$10,559	$314
6	34.01%	3.00%	7.70%	$10,770	$320
7	40.71%	3.00%	9.86%	$10,986	$326
8	47.75%	3.00%	12.05%	$11,205	$333
9	55.13%	3.00%	14.29%	$11,429	$340
10	62.89%	3.00%	16.58%	$11,658	$346
Total Gain After Fees and Expenses				$1,658
Total Annual Fees & Expenses					$3,603

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.25%	2.75%	$10,275	$228
2	10.25%	3.75%	4.03%	$10,403	$388
3	15.76%	3.75%	5.33%	$10,533	$393
4	21.55%	3.75%	6.65%	$10,665	$397
5	27.63%	3.75%	7.98%	$10,798	$402
6	34.01%	3.75%	9.33%	$10,933	$407
7	40.71%	3.75%	10.70%	$11,070	$413
8	47.75%	3.75%	12.08%	$11,208	$418
9	55.13%	3.75%	13.49%	$11,349	$423
10	62.89%	3.75%	14.90%	$11,490	$428
Total Gain After Fees and Expenses				$1,490
Total Annual Fees & Expenses					$3,897

81

[On side panel:Ticker symbols:Class A – OSSAX

Class C – OCSSX]

Old Mutual Strategic Small Company Fund

Morningstar Category: Small Growth

Sub-Advisors:	Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The Fund’s investments are allocated between companies with growth prospects, companies with value characteristics, and companies that may have growth and value characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns

82

compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. As of January 1, 2006, certain of the Fund’s assets began to be managed by Sub-Advisors different than the Fund’s former advisor, and the Fund’s former advisor became a Sub-Advisor to the Fund. As a result, the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	10.92%
2005	5.56%
2006	11.13%

.

*	The inception date of the Old Mutual Strategic Small Company Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 3.66%.

BEST QUARTER:	Q4 2004	17.84%

WORST QUARTER:	Q3 2004	(6.84)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 2000® Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small-cap stocks. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	4.75%	N/A	10.53%

After Taxes on Distributions	0.45%	N/A	9.18%

After Taxes on Distributions and
Sale of Fund Shares*	7.93%	N/A	8.86%

Class C

Returns Before Taxes	9.54%	N/A	11.63%

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Russell 2000® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	18.37%	N/A	17.23%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

84

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(3)	0.95%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.93%	5.34%
Total Other Expenses	1.18%	5.59%
Total Annual Operating Expenses	2.13%	7.29%
Expense (Reduction)/Recoupment	(0.53)%	(4.94)%
Net Annual Operating Expenses	1.60%(4)	2.35%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.60% and 2.35% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.50% and 1.25% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

85

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,156	$1,608	$2,858
Class C	$338	$1,017	$1,816	$3,903

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$238	$1,017	$1,816	$3,903

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assumes the reinvestment of all dividends and distributions.

86

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.60%	(2.55)%	$9,745	$728
2	10.25%	2.13%	0.25%	$10,025	$211
3	15.76%	2.13%	3.13%	$10,313	$217
4	21.55%	2.13%	6.09%	$10,609	$223
5	27.63%	2.13%	9.13%	$10,913	$229
6	34.01%	2.13%	12.27%	$11,227	$236
7	40.71%	2.13%	15.49%	$11,549	$243
8	47.75%	2.13%	18.80%	$11,880	$250
9	55.13%	2.13%	22.21%	$12,221	$257
10	62.89%	2.13%	25.72%	$12,572	$264
Total Gain After Fees and Expenses				$2,572
Total Annual Fees & Expenses					$2,858

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.35%	2.65%	$10,265	$238
2	10.25%	3.75%	3.93%	$10,393	$387
3	15.76%	3.75%	5.23%	$10,523	$392
4	21.55%	3.75%	6.55%	$10,655	$397
5	27.63%	3.75%	7.88%	$10,788	$402
6	34.01%	3.75%	9.23%	$10,923	$407
7	40.71%	3.75%	10.59%	$11,059	$412
8	47.75%	3.75%	11.98%	$11,198	$417
9	55.13%	3.75%	13.38%	$11,338	$423
10	62.89%	3.75%	14.79%	$11,479	$428
Total Gain After Fees and Expenses				$1,479
Total Annual Fees & Expenses					$3,903

87

[On side panel:Ticker symbols:Class A – OACVX

Class C – OCCVX]

Old Mutual TS&W Small Cap Value Fund

Morningstar Category: Small Blend	Sub-Advisor: Thompson, Siegel & Walmsley LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index. As of February 28, 2007, the Russell 2000® Value Index included companies with market capitalizations between $85 million and $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Value Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The securities held in the Fund are primarily common stocks that TS&W, the Fund’s Sub-Advisor, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Fund Closed to New Investors

Effective December 31, 2004 (“Closing Day”), the TS&W Small Cap Value Fund closed to new investors. Only the following investments into the Fund will be accepted: additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day and who have continuously maintained an investment in the Fund; new and subsequent investment made by directors, officers and employees of the Fund’s Advisor and its affiliates; and new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of

88

investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	30.22%
2005	8.14%
2006	19.25%

*	The inception date of the Old Mutual TS&W Small Cap Value Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 3.38%.

BEST QUARTER:	Q4 2004	15.18%

WORST QUARTER:	Q3 2006	(2.24)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Russell 2000® Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small-cap companies in the Russell 2000® Value Index with lower price-to-book ratios and lower forecasted growth values. Sales loads are reflected in the performance table.

89

Average Annual Total Returns as of December 31, 2006

			Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	12.39%	N/A	21.10%

After Taxes on Distributions	9.97%	N/A	19.60%

After Taxes on Distributions and Sale
of Fund Shares*	11.26%	N/A	18.25%

Class C

Returns Before Taxes	17.35%	N/A	22.30%

Russell 2000® Value Index

Reflects No Deduction for Fees,
Expenses or Taxes)	23.48%	N/A	20.43%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

90

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.10%(3)	1.10%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	0.82%	0.69%
Total Other Expenses	1.07%	0.94%
Total Annual Operating Expenses	2.17%	2.79%
Expense (Reduction)/Recoupment	(0.62)%	(0.49)%
Net Annual Operating Expenses	1.55%(4)	2.30%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.55% and 2.30% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.15% for each class and class level expenses are limited to 0.40% and 1.15% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

91

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,160	$1,620	$2,890
Class C	$333	$819	$1,431	$3,083

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$233	$819	$1,431	$3,083

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

92

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.55%	(2.50)%	$9,750	$724
2	10.25%	2.17%	0.26%	$10,026	$215
3	15.76%	2.17%	3.10%	$10,310	$221
4	21.55%	2.17%	6.02%	$10,602	$227
5	27.63%	2.17%	9.02%	$10,902	$233
6	34.01%	2.17%	12.10%	$11,210	$240
7	40.71%	2.17%	15.27%	$11,527	$247
8	47.75%	2.17%	18.54%	$11,854	$254
9	55.13%	2.17%	21.89%	$12,189	$261
10	62.89%	2.17%	25.34%	$12,534	$268
Total Gain After Fees and Expenses				$2,534
Total Annual Fees & Expenses					$2,890

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.30%	2.70%	$10,270	$233
2	10.25%	2.79%	4.97%	$10,497	$290
3	15.76%	2.79%	7.29%	$10,729	$296
4	21.55%	2.79%	9.66%	$10,966	$303
5	27.63%	2.79%	12.08%	$11,208	$309
6	34.01%	2.79%	14.56%	$11,456	$316
7	40.71%	2.79%	17.09%	$11,709	$323
8	47.75%	2.79%	19.68%	$11,968	$330
9	55.13%	2.79%	22.33%	$12,233	$338
10	62.89%	2.79%	25.03%	$12,503	$345
Total Gain After Fees and Expenses				$2,503
Total Annual Fees & Expenses					$3,083

93

[On side panel:Ticker symbols:Class A – OAFJX

Class C – OCIRX]

Old Mutual Dwight Intermediate Fixed Income Fund

Morningstar Category: Intermediate-Term Bond	Sub-Advisors: Dwight Asset Management Company

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The Fund’s dollar weighted average maturity will typically be between 3 and 10 years.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk. The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the user or a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

94

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	4.91%
2005	2.43%
2006	4.21%

*	The inception date of the Old Mutual Dwight Intermediate Fixed Income Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.30%.

BEST QUARTER:	Q3 2006	3.11%

WORST QUARTER:	Q1 2005	(0.21)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Lehman Intermediate U.S. Aggregate Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Sales loads are reflected in the performance table.

95

Average Annual Total Returns as of December 31, 2006

	Past	Past	Since Inception
	1 Year	5 Years	(7/31/03)
Class A

Returns Before Taxes	(0.71)%	N/A	3.30%

After Taxes on Distributions	(2.20)%	N/A	1.71%

After Taxes on Distributions and
Sale of Fund Shares*	(0.49)%	N/A	1.88%

Class C

Returns Before Taxes	2.39%	N/A	3.99%

Lehman Intermediate U.S. Aggregate Index

(Reflects No Deduction for Fees,
Expenses or Taxes)	4.57%	N/A	3.93%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

96

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%(3)	0.45%(3)
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	2.98%	6.53%
Total Other Expenses	3.23%	6.78%
Total Annual Operating Expenses	3.68%	7.98%
Expense (Reduction)/Recoupment	(2.58)%	(6.13)%
Net Annual Operating Expenses	1.10%(4)	1.85%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.10% and 1.85% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.60% for each class and class level expenses are limited to 0.50% and 1.25% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

97

Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$582	$1,188	$1,818	$3,507
Class C	$288	$971	$1,774	$3,871

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$188	$971	$1,774	$3,871

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

98

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.10%	(1.04)%	$9,896	$582
2	10.25%	3.00%	0.94%	$10,094	$300
3	15.76%	3.00%	2.96%	$10,296	$306
4	21.55%	3.00%	5.02%	$10,502	$312
5	27.63%	3.00%	7.12%	$10,712	$318
6	34.01%	3.00%	9.27%	$10,927	$325
7	40.71%	3.00%	11.45%	$11,145	$331
8	47.75%	3.00%	13.68%	$11,368	$338
9	55.13%	3.00%	15.95%	$11,595	$344
10	62.89%	3.00%	18.27%	$11,827	$351
Total Gain After Fees and Expenses				$1,827
Total Annual Fees & Expenses					$3,507

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.85%	3.15%	$10,315	$188
2	10.25%	3.75%	4.44%	$10,444	$389
3	15.76%	3.75%	5.74%	$10,574	$394
4	21.55%	3.75%	7.07%	$10,707	$399
5	27.63%	3.75%	8.41%	$10,841	$404
6	34.01%	3.75%	9.76%	$10,976	$409
7	40.71%	3.75%	11.13%	$11,113	$414
8	47.75%	3.75%	12.52%	$11,252	$419
9	55.13%	3.75%	13.93%	$11,393	$425
10	62.89%	3.75%	15.35%	$11,535	$430
Total Gain After Fees and Expenses				$1,535
Total Annual Fees & Expenses					$3,871

99

[On side panel:Ticker symbols:Class A – OIRAX

Class C – OIRCX]

Old Mutual Dwight Short Term Fixed Income Fund

Morningstar Category: Short-Term Bond	Sub-Advisors: Dwight Asset Management Company

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by Dwight, the Fund’s Sub-Advisor. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s, or deemed equivalent by Dwight.

U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association (“Ginnie Mae”) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.

The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund’s Sub-Advisor, but will typically be less than 3 years. There are no limitations on the maturity of any individual issues in the Fund.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

100

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Fund’s former investment advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. On October 1, 2004, the Fund’s shareholders approved a change in the Fund’s investment goal and the Fund’s investment strategy was changed accordingly. The performance information prior to October 1, 2004 is the performance of the Fund’s previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund’s performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

The performance shown in the bar chart is for the Fund’s Class A shares. Sales loads are not reflected in the bar chart; if they were, the returns shown would be lower. Performance for Class C shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class A Shares*

2004	1.63%
2005	1.85%
2006	4.04%

*	The inception date of the Old Mutual Dwight Short Term Fixed Income Fund’s Class A shares was July 31, 2003.

The Fund’s Class A shares year-to-date return as of March 31, 2007 was 1.30%.

BEST QUARTER:	Q3 2006	1.88%

WORST QUARTER:	Q4 2004	(0.08)%

The following table provides average annual total return information for the Fund’s Class A and Class C shares. The Fund’s performance is compared to the Merrill Lynch 1-3 Year U.S. Treasuries Index, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Sales loads are reflected in the performance table.

Average Annual Total Returns as of December 31, 2006

Since
	Past	Past	Inception
	1 Year	5 Years	(7/31/03)
Class A

101

Returns Before Taxes	(0.91)%	N/A	1.11%

After Taxes on Distributions	(2.07)%	N/A	0.10%

After Taxes on Distributions and
Sale of Fund Shares*	(0.61)%	N/A	0.37%

Class C

Returns Before Taxes	2.52%	N/A	2.06%

Merrill Lynch 1-3 Year U.S. Treasuries Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	3.96%	N/A	2.24%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class A shares. After-tax performance for the Fund’s Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

102

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%(3)	0.45%(3)
Distribution (12b-1) Fees	None	0.50%
Other Expenses
Service Fees	0.25%	0.25%
Other Expenses	7.95%	8.07%
Total Other Expenses	8.20%	8.32%
Total Annual Operating Expenses	8.65%	9.27%
Expense (Reduction)/Recoupment	(7.70)%	(7.82)%
Net Annual Operating Expenses	0.95%(4)	1.45%(4)

(1)	If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% CDSC at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)	The “Management Fees” information in the table includes fees for advisory and administrative services.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 0.95% and 1.45% for Class A and Class C shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.53% for each class and class level expenses are limited to 0.42% and 0.92% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old

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Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$1,173	$1,804	$3,496
Class C	$248	$935	$1,742	$3,848

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$148	$935	$1,742	$3,848

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

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Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	(0.89)%	$9,911	$567
2	10.25%	3.00%	1.09%	$10,109	$300
3	15.76%	3.00%	3.11%	$10,311	$306
4	21.55%	3.00%	5.17%	$10,517	$312
5	27.63%	3.00%	7.28%	$10,728	$319
6	34.01%	3.00%	9.42%	$10,942	$325
7	40.71%	3.00%	11.61%	$11,161	$332
8	47.75%	3.00%	13.84%	$11,384	$338
9	55.13%	3.00%	16.12%	$11,612	$345
10	62.89%	3.00%	18.44%	$11,844	$352
Total Gain After Fees and Expenses				$1,844
Total Annual Fees & Expenses					$3,496

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.45%	3.55%	$10,355	$148
2	10.25%	3.75%	4.84%	$10,484	$391
3	15.76%	3.75%	6.15%	$10,615	$396
4	21.55%	3.75%	7.48%	$10,748	$401
5	27.63%	3.75%	8.83%	$10,883	$406
6	34.01%	3.75%	10.19%	$11,019	$411
7	40.71%	3.75%	11.56%	$11,156	$416
8	47.75%	3.75%	12.96%	$11,296	$421
9	55.13%	3.75%	14.37%	$11,437	$426
10	62.89%	3.75%	15.80%	$11,580	$432
Total Gain After Fees and Expenses				$1,580
Total Annual Fees & Expenses					$3,848

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MORE ABOUT THE FUNDS

Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries section of the Prospectus. This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

Analytic’s Investment Strategies – Old Mutual Analytic U.S. Long/Short Fund

Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic’s system seeks to determine a security’s intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected return for the Fund;
•	Minimize expected volatility relative to its benchmark; and
•	Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors. Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. “Style neutral” means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is “sector neutral” when its exposure to specified economic sectors is similar to that of its investment universe.

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds

Ashfield believes that superior results and a high degree of consistency can best be achieved by concentrating investments in above average growth companies. Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends. The investment discipline therefore combines a top-down, macro-economic analysis to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental approach to individual stock selection. This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a three-step investment process to implement its investment strategy:

•

Quantitative. Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks. During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks. Ashfield then ranks the refined universe of stock picks based on earnings.

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•

Qualitative. Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks. Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

•	Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

Barrow Hanley’s Investment Strategies – Old Mutual Barrow Hanley Value Fund

Barrow Hanley uses traditional methods of stock selection – research and analysis – to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields. Barrow Hanley’s investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature. Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments. Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes. Sector and industry weightings are a residual of its investment process. Barrow Hanley expects to fully invest the assets of the Fund. Consequently, cash reserves are normally expected to be less than 5% of the Fund’s total assets.

Columbus Circle’s Investment Strategies – Old Mutual Columbus Circle Technology and Communications Fund

Columbus Circle’s investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle’s process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria. Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Columbus Circle closely monitors a company’s progress versus expectations in evaluating whether to purchase a stock.

Copper Rock’s Investment Strategies – Old Mutual Strategic Small Company and Emerging Growth Funds

Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens, and bottom-up themes. In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments,

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examining such features as a company’s financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock’s bottom-up stock selection process.

Dwight’s Investment Strategies – Old Mutual Intermediate Fixed Income and Short Term Fixed Income Funds

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for a Fund’s portfolio. Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management. Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes. Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best. Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within a Fund’s overall limits.

Eagle’s Investment Strategies – Old Mutual Strategic Small Company and Small Cap Funds

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle’s small-cap core investment strategy employs in-depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle’s investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

Heitman’s Investment Strategies – Old Mutual Heitman REIT Fund

Heitman pursues a growth at a reasonable price investment philosophy and seeks companies with strong growth in earnings and dividends, reasonable valuation metrics, and low risk to earnings and dividends. Most companies in the investable universe specialize in a particular property type such as office, retail, or apartments and some of these companies focus on a particular geographic region.

For each company in the investable universe, Heitman assesses real estate markets, property portfolio, balance sheet structure, growth strategies, and management quality to develop inputs for our security valuation models. Heitman uses a proprietary security valuation model to identify relative mispricings in the public market. Heitman also uses an intrinsic value model to assess the value of real estate owned. Heitman selects securities which are expected to deliver strong total returns and generally expects to hold between 30 and 50 securities.

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Liberty Ridge’s Investment Strategies – Old Mutual Strategic Small Company, Focused, Large Cap, Mid-Cap and Small Cap Funds

Liberty Ridge’s core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

Munder’s Investment Strategies – Old Mutual Growth Fund

Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Fund’s investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

•	Above-average, consistent earnings growth;
•	Financial stability;
•	Relative valuation;
•	Strength of industry position and management team; and
•	Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

TS&W’s Investment Strategies – Old Mutual TS&W Small Cap Value Fund

TS&W’s small-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of each existing stock’s place in the portfolio.

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Turner’s Investment Strategies – Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds

Turner’s investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner’s investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner’s stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

•	A rate of growth that exceeds their industry peers;
•	Earnings that meet or exceed market consensus estimates; and
•	Earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner’s analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

More About Investment Strategies and Risks

Foreign Securities. While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Analytic U.S. Long/Short Fund may invest up to 20% of its assets in foreign securities. The other Funds may invest up to 15% of assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

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ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

Covered Calls. The Columbus Circle Technology and Communications Fund may write covered call options on equities comprising up to 20% of the Fund’s net assets. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Premiums generated from the sale of call options typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

Fixed-Income Securities. While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are “illiquid.” A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

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Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended (“1940 Act”). A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Fund Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

Non-Fundamental Investment Policy

Each of the Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Focused Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, and Old Mutual Strategic Small Company Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

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Sub-Advisor Allocations

For Funds that employ multiple Sub-Advisors, Old Mutual Capital will allocate the assets of the Fund according to the Fund’s particular investment mandate. Currently, the investment mandate for each of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Small Cap Fund provides that each Sub-Advisor will manage between 45% and 55% of the Fund’s assets. The investment mandate for the Old Mutual Strategic Small Company Fund provides that the Sub-Advisor managing the “growth” sleeve will manage between 45% and 55% of the Fund’s assets and the two Sub-Advisors managing the “core” sleeve will each manage between 20% and 30% of the Fund’s assets. Old Mutual Capital monitors the allocation of assets among the Sub-Advisors and will re-allocate a Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets are accomplished by allocating purchase or redemption proceeds to a particular Sub-Advisor and, if necessary, reallocating cash or securities to a particular Sub-Advisor.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of each Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISOR & SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment Advisor for each Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

Old Mutual Capital was appointed investment advisor to the Funds effective January 1, 2006. As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors for the Funds, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisors for Funds managed by multiple Sub-Advisors, and provides certain administrative services for the Funds.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Large Cap Growth Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund.

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Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-advisor(s) by each Fund.

The Sub-Advisors

Analytic, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the Sub-Advisor for the Old Mutual Analytic U.S. Long/Short Fund. Analytic manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Analytic is an affiliate of OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $9.0 billion in assets as of March 31, 2007.

Ashfield, a Delaware limited liability company located at 750 Battery Drive, Suite 600, San Francisco, California 94111, is a Sub-Advisor for the Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated and Old Mutual Select Growth Funds. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by OMUSH, which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange listed international financial services firm. Ashfield was appointed Sub-Advisor to the Funds effective February 10, 2007, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.5 billion in assets as of March 31, 2007.

Barrow Hanley, a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is the Sub-Advisor for the Old Mutual Barrow Hanley Value Fund. Barrow Hanley was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $67 billion in assets as of March 31, 2007.

Columbus Circle, a Delaware general partnership located at Metro Center, One Station Place, Stamford, Connecticut 06902, is the Sub-Advisor to the Old Mutual Columbus Circle Technology and Communications Fund. Columbus Circle was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $12 billion in assets as of March 31, 2007.

Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is the Sub-Advisor to the Old Mutual Emerging Growth Fund and a Sub-Advisor to the Old Mutual Strategic Small Company Fund. Copper Rock was appointed Sub-Advisor to the Funds effective January 1, 2006. Copper Rock manages and supervises the investment of the Emerging Growth

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Fund’s assets and certain of the Strategic Small Company Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and OMUSH. Copper Rock also manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $1.9 billion in assets as of March 31, 2007.

Dwight, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Advisor to the Old Mutual Dwight Intermediate Fixed Income and Short Term Fixed Income Fund. Dwight has been a Sub-Advisor to the Funds since 2002. Dwight manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $61.8 billion in assets as of March 31, 2007.

Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Advisor to the Old Mutual Strategic Small Company and Small Cap Funds. Eagle was appointed Sub-Advisor to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $13.3 billion in assets as of March 31, 2007.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Advisor to the Old Mutual Heitman REIT Fund. Heitman manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Heitman is a wholly-owned subsidiary of Heitman, LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL), Inc., a wholly owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment advisor specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman held discretionary management authority with respect to approximately $5.7 billion in assets as of March 31, 2007.

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, Michigan 48009, is a Sub-Advisor to the Old Mutual Growth Fund. Munder was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of certain of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-advisor to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $28.5 billion in assets as of March 31, 2007.

TS&W, a Delaware limited liability company located at 5000 Monument Avenue, Richmond, Virginia 23230, is the Sub-Advisor to the Old Mutual TS&W Small Cap Value Fund. TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small-cap equity investments. TS&W held discretionary authority with respect to approximately $7.8 billion in assets as of March 31, 2007.

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Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a Sub-Advisor to the Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. Turner was appointed Sub-Advisor to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $23.3 billon in assets as of March 31, 2007 for institutional and individual accounts.

Liberty Ridge, a Delaware corporation located at 1205 Westlakes Drive, Suite 230, Berwyn, Pennsylvania 19312, is the Sub-Advisor to the Old Mutual Focused, Large Cap and Mid-Cap Funds and is a Sub-Advisor to the Old Mutual Strategic Small Company and Small Cap Funds. Liberty Ridge was appointed Sub-Advisor to the Funds effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust’s investment advisor. Liberty Ridge manages and supervises the investment of the Focused, Large Cap and Mid-Cap Funds’ assets and certain of the Strategic Small Company and Small Cap Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital, was founded in 1982, and managed approximately $582 million in assets as of March 31, 2007.

Litigation

In June 2004, Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. (“PBA”)), the former advisor to the Trust and the current sub-advisor to certain Funds, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust’s SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the advisory services it provides to the Funds. In this event, the Trust’s Board would be required to seek a new sub-advisor for the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the “MDL Court”), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

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On August 30, 2005, the State of West Virginia Securities Division (the “WV Securities Division”) entered a cease and desist order (the “Order” and, together with the Civil Litigation, the “Litigation”) against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust’s disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Funds.

Management Fees

The table below shows the management fees the Funds paid during the fiscal year ended March 31, 2007 as a percentage of average daily net assets.

Management
Fund	Fees paid to Old Mutual Capital
for the fiscal year ended
March 31, 2007*
Analytic U.S. Long/Short Fund	0.80%
Barrow Hanley Value Fund**	0.85%
Columbus Circle Technology and Communications Fund	0.95%
Emerging Growth Fund	0.95%
Focused Fund	0.75%
Growth Fund	0.825%
Heitman REIT Fund	0.90%
Large Cap Fund	0.75%
Large Cap Growth Fund	0.85%
Large Cap Growth Concentrated Fund	0.90%
Mid-Cap Fund	0.95%
Select Growth Fund	0.90%
Small Cap Fund	1.00%
Strategic Small Company Fund	0.95%
TS&W Small Cap Value Fund	1.10%
Dwight Intermediate Fixed Income Fund	0.45%
Dwight Short Term Fixed Income Fund	0.45%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.
**

The base management fee for the Old Mutual Barrow Hanley Value Fund was reduced to 0.85% effective December 21, 2006 for assets between $0 and $1 billion. Once assets of the Old Mutual Barrow Hanley Value Fund reach $1 billon, the management fee charged will be reduced 0.05% from the base level. Further fee breakpoints are triggered when the Fund’s assets reach $1.5 billion and $2.0 billion for a possible total reduction of 0.15%.

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Management fee breakpoints for all Funds other than the Old Mutual Barrow Hanley Value Fund are triggered once a Fund reaches $300 million in assets. For assets between $0 and $300 million, management fees for these Funds are charged at their base level. Once assets of any Equity Fund (other than the Old Mutual Barrow Hanley Value Fund) or Fixed Income Fund exceed $300 million, the management fee charged will be reduced by 0.05% and 0.025% from their base levels, respectively. Further fee breakpoints are triggered when a Fund’s assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level management fees for Equity Funds (other than the Old Mutual Barrow Hanley Value Fund) are reduced by an additional 0.05% for a possible 0.30% total reduction, and base level management fees for Fixed Income Funds are reduced by an additional 0.025% for a possible 0.15% total reduction.

The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for each Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust, Old Mutual Capital and each Sub-Advisor is available in the Trust’s Annual Report to Shareholders, which is available on the Funds’ Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

ANALYTIC U.S. LONG/SHORT FUND

Analytic

Harindra de Silva, Ph.D., CFA, (President and Portfolio Manager) is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. He has 21 years of industry experience.

Dennis Bein, CFA, (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He has 17 years of industry experience.

Steven Sapra, CFA, (Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in

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1999 as a member of the U.S. equity team, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He has 10 years of industry experience.

BARROW HANLEY VALUE FUND

Barrow Hanley

James P. Barrow founded Barrow Hanley in August 1979. During his 42-year investment career, Mr. Barrow has worked as a securities analyst and portfolio manager for several major institutions, including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. Mr. Barrow holds a B.S. from the University of South Carolina.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

Columbus Circle

Anthony Rizza, CFA, has been at Columbus Circle for the past 16 years and has managed Columbus Circle’s technology portfolio since 1994.

DWIGHT INTERMEDIATE FIXED INCOME FUND

Dwight

David T. Kilborn and Robert P. Clancy share overall portfolio management responsibility for the Old Mutual Dwight Intermediate Fixed Income Fund. Messrs. Kilborn and Clancy are responsible for determining overall asset allocation for the Fund, including allocating the Fund’s assets to the firm’s sector specialists and managing the Fund’s allocation to their sector specialties. This approach is consistent with Dwight’s approach of organizing portfolio managers and credit analysts along sector and industry lines for all strategies. Each sector team is responsible for research, purchase and sale, and the attendant trading of individual securities.

David T. Kilborn, CFA, is a Managing Director and Co-Chief Investment Officer at Dwight. Mr. Kilborn joined Dwight as an investment manager in 1995 and has seventeen years of financial services experience. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College.

Robert P. Clancy, FSA, is a Senior Vice President and Portfolio Manager at Dwight. Mr. Clancy has thirty-six years of investment experience. Prior to joining Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square Investors. He received his B.S. from Brown University.

DWIGHT SHORT TERM FIXED INCOME FUND

Dwight

Derrick M. Wulf and David T. Kilborn share overall portfolio management responsibility for the Old Mutual Dwight Short Term Fixed Income Fund. Messrs. Wulf and Kilborn are responsible for determining overall asset allocation for the Fund, including allocating the Fund’s assets to the firm’s sector specialists and managing the Fund’s allocation to their sector specialties. This approach is consistent with Dwight’s approach of organizing portfolio managers and credit analysts along sector and

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industry lines for all strategies. Each sector team is responsible for research, purchase and sale, and the attendant trading of individual securities.

Derrick M. Wulf is a Senior Vice President and Portfolio Manger at Dwight. Mr. Wulf has nine years of financial services experience. Prior to joining Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.

David T. Kilborn, CFA (see description under Dwight Intermediate Fixed Income Fund)

EMERGING GROWTH FUND

Copper Rock

Tucker Walsh is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research (since 1997). Prior to his employment with State Street Research, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

Michael Malouf, CFA, is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman (1998 to 2002). Prior to his employment with Neuberger Berman, he held the position of small-cap portfolio manager at RCM Capital Management (1991 to 1998). Mr. Malouf holds a B.S. in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

FOCUSED FUND

Liberty Ridge

Jerome J. Heppelmann, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge’s investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

GROWTH FUND

Munder

A team of professionals employed by Munder makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Managing Director, Mid-Cap Equities, has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. Mr. Dong joined Munder’s mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder’s mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price

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(GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equities, in 2006.

Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. He is also a member of Munder’s REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. He has also a member of Munder’s mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

Turner

Turner’s allocation of the Fund is managed by a team of investment professionals who collaborate to develop and implement the investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA.

Christopher K. McHugh, a Principal at Turner, has managed the portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 where he served as a performance specialist at Provident Capital Management. Mr. McHugh joined Turner when it was founded in 1990.

Tara R. Hedlund, CFA, CPA, began her investment career in 1995 and joined Turner in 2000 after serving as an audit engagement senior at Arthur Anderson LLP.

Jason D. Schrotberger, CFA, began his investment career in 1994 at Safeguard Scientifics where he served as a venture capital analyst. He also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. Mr. Schrotberger joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.

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HEITMAN REIT FUND

Heitman

Timothy J. Pire and Larry S. Antonatos serve as portfolio managers for the Old Mutual Heitman REIT Fund and provided day-to-day management. Messrs. Pire and Antonatos equally share portfolio management responsibilities for the Fund.

Timothy J. Pire, CFA, is managing director of Heitman with responsibility for fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-advisor in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.

Larry S. Antonatos is executive vice president of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Mr. Antonatos also oversees Heitman’s trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997 to 1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 to 1997).

LARGE CAP FUND

Liberty Ridge

Jerome J. Heppelmann, CFA (see description under Focused Fund)

LARGE CAP GROWTH AND LARGE CAP GROWTH CONCENTRATED FUNDS

Ashfield

A team of portfolio managers comprise Ashfield’s Senior Investment Committee, which takes a team approach to applying the firm’s large cap growth equity investment philosophy and process. The members of the Committee are J. Stephen Lauck, J. Stephen Thornborrow, Bradley J. Fretz, Peter A. Johnson, Anthony S. Hooker and Kelli K. Hill. All portfolio decisions are made collectively by consensus of the Committee.

J. Stephen Lauck, CFA, joined Ashfield in 1984 and has held the positions of Portfolio Manager, President and Chief Executive Officer since that time.

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager since that time.

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

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Kelli K. Hill joined Ashfield in 2004 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Ms. Hill held the position of Senior Vice President at Putnam Investments in Boston where she was an Institutional Portfolio Manager. From 1988 to 2001 Ms. Hill held the position of Managing Director and Portfolio Manager for Wells Fargo in San Francisco. Ms. Hill began her career at Christoph Securities in Lake Forest, Illinois. Ms. Hill earned her undergraduate degree from the University of Southern California.

Marc W. Lieberman, CFA, joined Ashfield in 2002 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

Turner

Mark D. Turner joined Turner upon its founding in 1990. He holds the positions of President, Senior Portfolio Manager and Security Analyst and is a Principal at Turner. He covers the financial services sector for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987 and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1987.

Robert E. Turner, CFA, joined Turner upon its founding in 1990. He holds the positions of Chairman and Chief Investment Officer and is a Principal at Turner. He manages the technology and telecommunications and producer durables sectors for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

Robb J. Parlanti, CFA, joined Turner in 1993. He holds the positions of Senior Portfolio Manager and Security Analyst and is a Principal at Turner. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, N.A., from 1987 to 1993.

MID-CAP FUND

Liberty Ridge

Jerome J. Heppelmann, CFA (see description under Focused Fund)

SELECT GROWTH FUND

Ashfield

Kelli K. Hill and Marc W. Lieberman are two members of Ashfield’s Opportunistic All Cap Growth investment team, which takes a team approach to applying the firm’s investment philosophy and process. All portfolio decisions are made collectively by consensus.

Kelli K. Hill (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

Marc W. Lieberman, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

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Turner

William C. McVail, Senior Portfolio Manager, Security Analyst and a Principal at Turner, covers stocks in the consumer sector. Mr. McVail is the lead manager of the Small Cap Growth and Small Cap GrowthPlus portfolios and a co-manager of the Concentrated Growth and Micro Cap Growth portfolios. He has worked at Turner since 1998 and has twenty years of investment experience. Prior to joining Turner, Mr. McVail was a portfolio manager at BlackRock Equity Advisors. He also served as an equity analyst at PNC Investment Management and Research.

Robert E. Turner, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

Christopher K. McHugh (see description under Growth Fund)

SMALL CAP FUND

Eagle

After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr. McCallister and Ms. Thomas have authority for buy and sell decisions within certain sectors. Specifically, Mr. McCallister has final responsibility in finance, business services (shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services (shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.

Todd McCallister, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

Stacey Serafini Thomas, CFA, joined Eagle in 1999. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her CFA designation in 2002.

Liberty Ridge

James B. Bell, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

STRATEGIC SMALL COMPANY FUND

Copper Rock

Tucker Walsh (see description under Emerging Growth Fund)

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Michael Malouf (see description under Emerging Growth Fund)

Eagle

After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr. McCallister and Ms. Thomas have authority for buy and sell decisions within certain sectors. Specifically, Mr. McCallister has final responsibility in finance, business services (shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services (shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.

Todd McCallister (see description under Small Cap Fund)

Stacey Serafini Thomas (see description under Small Cap Fund)

Liberty Ridge

James B. Bell, III, CFA (see description under Small Cap Fund)

TS&W SMALL CAP VALUE FUND

TS&W

Frank H. Reichel, III, has over sixteen years of experience managing value and small-cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named Chief Investment Officer in January 2007. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

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ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class of a Fund by the total number of the classes’ shares outstanding of that Fund. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of a Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. If a Fund invests in another investment company, that Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments in the Funds are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is

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believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.

Fair Value Pricing

The Funds have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUNDS

Policy Regarding Excessive or Short Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•       cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Funds and their shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have

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implemented the following tools designed to discourage excessive short-term trading in the Funds and Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Funds’ excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old

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Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

All Funds (except the Old Mutual Cash Reserves Fund, which is offered by separate prospectus) impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Funds within 10 calendar days of their purchase. The Funds will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders. The redemption/exchange fee is not applicable to shares of the Old Mutual Cash Reserves Fund.

The Funds charge the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Funds will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•      total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose the fee;

•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

•       redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

•	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

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•	redemptions initiated by a Fund, as permitted in the prospectus.

The Funds’ goal is to apply the redemption/exchange fee to all shares of each Fund (except the Old Mutual Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain Financial Intermediaries and preexisting contrary legal covenants and agreements with Financial Intermediaries.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds’ frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your broker/dealer, bank, insurance company or retirement plan administrator to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Trust offers six classes of shares, two of which, Class A and Class C, are offered by this prospectus. The other four share classes, Class Z, Class R, Advisor Class and Institutional Class are offered by separate prospectus. Each class represents investments in the same portfolio of securities of a Fund and has the same rights and privileges of the other share classes of that Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

	CLASS A	CLASS C
Initial Sales Charge	up to 5.75%	None

CDSC	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemption within one year

Distribution and Service Fees	0.25%	1.00%

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for shorter-term investors

Sales Charges

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds. Each category has a different schedule of initial sales charges. You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund’s NAV plus any applicable initial sales charge.

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Equity Funds. Class A shares of the following Funds (the “Equity Funds”) are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Growth, Old Mutual Heitman REIT, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap, Old Mutual Strategic Small Company and Old Mutual TS&W Small Cap Value Funds.

	Investor’s Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net Amount
Single Transaction	Offering Price	Invested

Less than $100,000	5.75%	6.10%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Fixed Income Funds. Class A shares of the Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds (the “Fixed Income Funds”) are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net Amount
Single Transaction	Offering Price	Invested

Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

•

On purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Purchases Subject to Contingent Deferred Sales Charges” below.

•

On additional purchases of one or more Funds that result in account balances of Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund, which is offered by separate prospectus) totaling $1 million or more. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Purchases Subject to Contingent Deferred Sales Charges” below.

•	On shares purchased by reinvesting dividends and distributions.
•	On purchases of the Old Mutual Cash Reserves Fund (offered by separate prospectus).
•	When exchanging shares among Old Mutual Funds with the same or higher initial sales charges. See “General Policies - Exchanges Between Funds” below for more information on exchanges between funds.
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the reinstatement privilege.

•	When a merger, consolidation or acquisition of assets of a Fund occurs.

•       If you are the Advisor, an affiliated company of the Advisor, or a Sub-Advisor and you purchase your shares directly through the Distributor.

•	If you are an employee benefit plan established for employees of the Advisor, Sub-Advisor or their affiliates.
•	If you are a discretionary advised client of the Advisor or its affiliates.
•

If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

•       If you are a financial institution trust department investing an aggregate of up to $1 million in Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund).

•       If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.

•       If you are a pension, profit-sharing or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants’ individual investments in the plans.

•       If you are an individual or entity with substantial business relationship with the Trust, the Advisor or their affiliates, as determined by a Vice President or more senior officer of the Trust or the Advisor, and you purchase your shares directly through the Distributor.

Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar amount, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, OMAF II may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of one or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions of Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals.

•	An individual, his or her spouse, or children residing in the same household.
•	Any trust established exclusively for the benefit of an individual.

Trustees and Fiduciaries.

•	A trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

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Other Groups.

•       Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase, other than to purchases of the Old Mutual Cash Reserves Fund. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more, other than to purchases of the Old Mutual Cash Reserves Fund. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•

where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;
•	on exchanges of shares of certain other Old Mutual Funds (see the SAI for more information on the exchange privilege);
•

on redemptions of Class A shares of the Old Mutual Cash Reserves Fund (offered by separate prospectus) acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;

•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinvestment privilege); or

•	on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of each Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of the Funds redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor’s related accounts exceeds $1,000,000. For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the “Purchasers Qualifying for Reductions of Initial Sales Charges” section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Old Mutual Funds.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;
•	If you redeem shares acquired through reinvestment of dividends and distributions;
•	On increases in the NAV of your shares;
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinstatement privilege);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
•

Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;

•

on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Buying Shares

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund’s public offering price. Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day’s NAV. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult your financial advisor or a tax advisor.

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Minimum Investments*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50
*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.
(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Selling Shares

You may sell your shares of a Fund by contacting your broker-dealer or other financial institution at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service. Sale orders received by the transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The redemption price will be reduced by any applicable CDSC and redemption/exchange fee. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Limitations on selling shares by telephone

Proceeds Sent by	Minimum	Maximum
Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day
*	Wire fee is $10 per Federal Reserve Wire.

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;

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•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	Each Fund may reject or suspend acceptance of purchase orders.
•	Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

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•

Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Funds will provide 60 days’ prior notice of the imposition of this fee. The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.

•              The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

Exchanges Between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.

Generally, you will not pay an initial sales charge when you exchange Class A shares of a Fund for another Old Mutual Fund. However, you may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which you are exchanging. If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this prospectus titled “Investing in the Funds - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of the Prospectus titled “Buying Shares – Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

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To Open an Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you wish to invest

Your name

Your Social Security or tax ID number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

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Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name

Your name

Your Social Security or tax ID number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via The Internet:

Complete the bank information section on the account application.

Enter the “My Account” section of the OMAF II Website located at www.oldmutualcapital.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

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Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the “Limitations on selling shares by telephone” section of this Prospectus). Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at www.oldmutualcapital.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Equity Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains at least once a year, if available, except the Old Mutual Barrow Hanley Value Fund pays shareholders dividends from its net investment income twice a year and distributions from its net realized capital gains once a year, if available, and the Old Mutual Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of a Fund, whether for cash or for shares of another Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

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Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	5%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Currently, the Trust is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class C shares of the Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services. Because distribution fees and/or service fees are paid out of the Funds’ Class A and Class C assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summaries” and “Investing in the Funds - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

Revenue Sharing

Payments to Financial Intermediaries

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Investing in the Funds - Choosing a Share Class” section of this Prospectus.

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Advisor, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Funds on the financial intermediary’s sales system, placing the Trust and the Funds on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

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From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUNDS, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

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FINANCIAL HIGHLIGHTS

A Fund’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights. Their report and the Fund’s financial statements are included in the Funds’ Annual Report to Shareholders, which is available, free of charge, upon request.

The Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Heitman REIT and Old Mutual Dwight Short Term Fixed Income Funds acquired the assets of predecessor funds in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Old Mutual Barrow Hanley Value and Old Mutual Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic U.S. Long/Short and Old Mutual Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Analytic U.S. Long/Short Fund
Class A
2007	$ 11.68	$ 0.05	[1]	$ 2.44	$ 2.49	$ (0.02)	$ -	$ (0.02)
2006	$ 10.58	$ 0.03	[1]	$ 1.13	$ 1.16	$ (0.06)	$ -	$ (0.06)
2005	$ 9.83	$ 0.04	[1]	$ 0.77	$ 0.81	$ (0.06)	$ -	$ (0.06)
2004 †††	$ 8.66	$ 0.03	[1]	$ 1.18	$ 1.21	$ (0.04)	$ -	$ (0.04)

Class C
2007	$ 11.60	$ (0.06)	[1]	$ 2.42	$ 2.36	$ -	$ -	$ -
2006	$ 10.53	$ (0.05)	[1]	$ 1.12	$ 1.07	$ -	$ -	$ -
2005	$ 9.81	$ (0.04)	[1]	$ 0.76	$ 0.72	$ -	$ -	$ -
2004 †††	$ 8.66	$ (0.02)	[1]	$ 1.18	$ 1.16	$ (0.01)	$ -	$ (0.01)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *		Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 14.15	21.33%	$ 2,546	1.48%	@	2.47%	0.39%	93.42%
2006	$ -	$ 11.68	10.97%	$ 387	1.49%	@	1.54%	0.29%	208.15%
2005	$ -	$ 10.58	8.21%	$ 177	1.53%		1.53%	0.38%	173.71%
2004 †††	$ -	$ 9.83	13.95%	$ 82	1.48%		1.49%	0.41%	267.41%

Class C
2007	$ 0.02	$ 13.98	20.52%	$ 816	2.24%	@	3.95%	(0.45)%	93.42%
2006	$ -	$ 11.60	10.16%	$ 157	2.25%	@	2.29%	(0.50)%	208.15%
2005	$ -	$ 10.53	7.34%	$ 89	2.28%		2.28%	(0.42)%	173.71%
2004 †††	$ -	$ 9.81	13.41%	$ 78	2.23%		2.24%	(0.35)%	267.41%

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Barrow Hanley Value Fund
Class A
2007	$ 16.58	$ 0.15	[1]	$ 1.38	$ 1.53	$ (0.17)	$ (9.14)	$ (9.31)
2006	$ 16.62	$ 0.06	[1]	$ 0.65	$ 0.71	$ (0.08)	$ (0.67)	$ (0.75)
2005	$ 15.86	$ 0.02	[1]	$ 1.00	$ 1.02	$ (0.03)	$ (0.23)	$ (0.26)
2004 †††	$ 14.22	$ 0.03	[1]	$ 1.69	$ 1.72	$ (0.06)	$ (0.02)	$ (0.08)

Class C
2007	$ 16.37	$ 0.06	[1]	$ 1.33	$ 1.39	$ -	$ (9.14)	$ (9.14)
2006	$ 16.46	$ (0.06)	[1]	$ 0.64	$ 0.58	$ -	$ (0.67)	$ (0.67)
2005	$ 15.80	$ (0.11)	[1]	$ 1.00	$ 0.89	$ -	$ (0.23)	$ (0.23)
2004 †††	$ 14.22	$ (0.05)	[1]	$ 1.69	$ 1.64	$ (0.04)	$ (0.02)	$ (0.06)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 8.80	13.86%	$ 2,806	1.35%	1.79%	1.27%	62.56%
2006	$ -	$ 16.58	4.34%	$ 3,791	1.59%	1.66%	0.38%	26.88%
2005	$ -	$ 16.62	6.41%	$ 5,827	1.69%	1.71%	0.12%	20.03%
2004 †††	$ -	$ 15.86	12.07%	$ 2,555	1.75%	1.76%	0.25%	24.31%

Class C
2007	$ -	$ 8.62	12.78%	$ 3,283	2.10%	2.56%	0.52%	62.56%
2006	$ -	$ 16.37	3.58%	$ 5,988	2.35%	2.42%	(0.37)%	26.88%
2005	$ -	$ 16.46	5.62%	$ 10,143	2.44%	2.46%	(0.65)%	20.03%
2004 †††	$ -	$ 15.80	11.56%	$ 3,093	2.50%	2.51%	(0.48)%	24.31%

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Columbus Circle Technology and Communications Fund
Class A
2007	$ 12.96	$ (0.16)	[1]	$ 0.22	$ 0.06	$ -	$ -	$ -
2006	$ 10.36	$ (0.17)	[1]	$ 2.77	$ 2.60	$ -	$ -	$ -
2005	$ 10.75	$ (0.15)	[1]	$ (0.24)	$ (0.39)	$ -	$ -	$ -
2004 ††	$ 9.69	$ (0.08)	[1]	$ 1.14	$ 1.06	$ -	$ -	$ -

Class C
2007	$ 12.72	$ (0.25)	[1]	$ 0.21	$ (0.04)	$ -	$ -	$ -
2006	$ 10.24	$ (0.25)	[1]	$ 2.73	$ 2.48	$ -	$ -	$ -
2005	$ 10.71	$ (0.23)	[1]	$ (0.24)	$ (0.47)	$ -	$ -	$ -
2004 ††	$ 9.69	$ (0.13)	[1]	$ 1.15	$ 1.02	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 13.02	0.46%	$ 73	1.70%	8.11%	(1.31)%	126.47%
2006	$ -	$ 12.96	25.10%	$ 67	1.83%	1.87%	(1.48)%	104.99%
2005	$ -	$ 10.36	(3.63)%	$ 53	1.90%	1.90%	(1.47)%	63.05%
2004 ††	$ -	$ 10.75	10.94%	$ 55	1.86%	1.87%	(1.56)%	135.24%

Class C
2007	$ -	$ 12.68	(0.31)%	$ 123	2.45%	6.06%	(2.06)%	126.47%
2006	$ -	$ 12.72	24.22%	$ 124	2.57%	2.61%	(2.19)%	104.99%
2005	$ -	$ 10.24	(4.39)%	$ 53	2.65%	2.65%	(2.22)%	63.05%
2004 ††	$ -	$ 10.71	10.53%	$ 55	2.61%	2.62%	(2.31)%	135.24%

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Emerging Growth Fund
Class A
2007	$ 15.71	$ (0.20)	[1]	$ 0.12	$ (0.08)	$ -	$ -	$ -
2006	$ 12.36	$ (0.20)	[1]	$ 3.55	$ 3.35	$ -	$ -	$ -
2005	$ 12.63	$ (0.19)	[1]	$ (0.08)	$ (0.27)	$ -	$ -	$ -
2004 ††	$ 12.03	$ (0.10)	[1]	$ 0.70	$ 0.60	$ -	$ -	$ -

Class C
2007	$ 15.42	$ (0.30)	[1]	$ 0.11	$ (0.19)	$ -	$ -	$ -
2006	$ 12.22	$ (0.30)	[1]	$ 3.50	$ 3.20	$ -	$ -	$ -
2005	$ 12.59	$ (0.28)	[1]	$ (0.09)	$ (0.37)	$ -	$ -	$ -
2004 ††	$ 12.03	$ (0.15)	[1]	$ 0.71	$ 0.56	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^,*	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 15.63	(0.51)%	$ 65	1.55%	8.19%	(1.33)%	221.65%
2006	$ -	$ 15.71	27.10%	$ 65	1.68%	1.70%	(1.48)%	157.70%
2005	$ -	$ 12.36	(2.14)%	$ 51	1.71%	1.72%	(1.61)%	68.28%
2004 ††	$ -	$ 12.63	4.99%	$ 53	1.62%	1.63%	(1.57)%	96.38%

Class C
2007	$ -	$ 15.23	(1.23)%	$ 122	2.30%	6.89%	(2.08)%	221.65%
2006	$ -	$ 15.42	26.19%	$ 92	2.41%	2.44%	(2.21)%	157.70%
2005	$ -	$ 12.22	(2.94)%	$ 51	2.46%	2.47%	(2.36)%	68.28%
2004 ††	$ -	$ 12.59	4.66%	$ 52	2.37%	2.38%	(2.32)%	96.38%

149

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Focused Fund
Class A
2007	$ 20.29	$ 0.12	[1]	$ 3.03	$ 3.15	$ (0.05)	$ -	$ (0.05)
2006	$ 18.55	$ (0.03)	[1]	$ 1.81	$ 1.78	$ (0.04)	$ -	$ (0.04)
2005	$ 17.17	$ 0.03	[1]	$ 1.35	$ 1.38	$ -	$ -	$ -
2004 ††	$ 14.79	$ (0.03)	[1]	$ 2.41	$ 2.38	$ -	$ -	$ -

Class C
2007	$ 19.95	$ (0.07)	[1]	$ 3.00	$ 2.93	$ -	$ -	$ -
2006	$ 18.34	$ (0.17)	[1]	$ 1.78	$ 1.61	$ -	$ -	$ -
2005	$ 17.10	$ (0.10)	[1]	$ 1.34	$ 1.24	$ -	$ -	$ -
2004 ††	$ 14.79	$ (0.09)	[1]	$ 2.40	$ 2.31	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 23.39	15.52%	$ 3,265	1.40%	1.73%	0.50%	95.63%
2006	$ -	$ 20.29	9.59%	$ 69	1.64%	1.72%	(0.15)%	110.47%
2005	$ -	$ 18.55	8.04%	$ 63	1.74%	1.87%	0.20%	192.04%
2004 ††	$ -	$ 17.17	16.09%	$ 58	1.77%	1.85%	(0.36)%	240.63%

Class C
2007	$ -	$ 22.88	14.69%	$ 238	2.15%	5.22%	(0.33)%	95.63%
2006	$ -	$ 19.95	8.78%	$ 67	2.39%	2.47%	(0.90)%	110.47%
2005	$ -	$ 18.34	7.25%	$ 62	2.49%	2.62%	(0.55)%	192.04%
2004 ††	$ -	$ 17.10	15.62%	$ 58	2.52%	2.60%	(1.11)%	240.63%

150

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Growth Fund
Class A
2007	$ 23.07	$ (0.13)	[1]	$ 0.76	$ 0.63	$ -	$ -	$ -
2006	$ 18.29	$ (0.14)	[1]	$ 4.92	$ 4.78	$ -	$ -	$ -
2005	$ 18.32	$ (0.25)	[1]	$ 0.22	$ (0.03)	$ -	$ -	$ -
2004 ††	$ 16.68	$ (0.13)	[1]	$ 1.77	$ 1.64	$ -	$ -	$ -

Class C
2007	$ 22.64	$ (0.30)	[1]	$ 0.74	$ 0.44	$ -	$ -	$ -
2006	$ 18.09	$ (0.30)	[1]	$ 4.85	$ 4.55	$ -	$ -	$ -
2005	$ 18.25	$ (0.38)	[1]	$ 0.22	$ (0.16)	$ -	$ -	$ -
2004 ††	$ 16.68	$ (0.20)	[1]	$ 1.77	$ 1.57	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 23.70	2.73%	$ 96	1.35%	5.41%	(0.56)%	93.58%
2006	$ -	$ 23.07	26.13%	$ 224	1.55%	1.57%	(0.67)%	102.94%
2005	$ -	$ 18.29	(0.16)%	$ 55	1.65%	1.65%	(1.41)%	36.93%
2004 ††	$ -	$ 18.32	9.83%	$ 55	1.61%	1.62%	(1.42)%	163.61%

Class C
2007	$ -	$ 23.08	1.94%	$ 145	2.10%	5.91%	(1.36)%	93.58%
2006	$ -	$ 22.64	25.15%	$ 68	2.34%	2.36%	(1.53)%	102.94%
2005	$ -	$ 18.09	(0.88)%	$ 54	2.40%	2.40%	(2.16)%	36.93%
2004 ††	$ -	$ 18.25	9.41%	$ 55	2.36%	2.37%	(2.17)%	163.61%

151

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital		Total Dividends and Distributions
Old Mutual Heitman REIT Fund
Class A
2007	$ 14.28	$ 0.08	[1]	$ 2.57		$ 2.65	$ (0.26)	$ (1.33)	$ -		$ (1.59)
2006	$ 11.77	$ 0.07	[1]	$ 4.07		$ 4.14	$ (0.16)	$ (1.36)	$ (0.11)	[2]	$ (1.63)
2005	$ 11.66	$ 0.27	[1]	$ 1.01	^^^^	$ 1.28	$ (0.26)	$ (0.91)	$ -		$ (1.17)
2004 ††	$ 9.84	$ 0.14	[1]	$ 2.02		$ 2.16	$ (0.20)	$ (0.12)	$ (0.02)	[2]	$ (0.34)

Class C
2007	$ 14.25	$ -	[1]	$ 2.54		$ 2.54	$ (0.14)	$ (1.33)	$ -		$ (1.47)
2006	$ 11.75	$ (0.04)	[1]	$ 4.08		$ 4.04	$ (0.07)	$ (1.36)	$ (0.11)	[2]	$ (1.54)
2005	$ 11.65	$ 0.18	[1]	$ 1.01	^^^^	$ 1.19	$ (0.18)	$ (0.91)	$ -		$ (1.09)
2004 ††	$ 9.84	$ 0.03	[1]	$ 2.09		$ 2.12	$ (0.17)	$ (0.12)	$ (0.02)	[2]	$ (0.31)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 15.34	18.89%	$ 389	1.50%	2.71%	0.56%	67.95%
2006	$ -	$ 14.28	37.16%	$ 267	1.56%	1.56%	0.54%	69.95%
2005	$ -	$ 11.77	10.70%	$ 68	1.56%	1.56%	2.27%	82.58%
2004 ††	$ -	$ 11.66	22.35%	$ 61	1.56%	1.57%	2.63%	78.20%

Class C
2007	$ -	$ 15.32	18.07%	$ 388	2.25%	3.35%	(0.03)%	67.95%
2006	$ -	$ 14.25	36.17%	$ 533	2.31%	2.31%	(0.28)%	69.95%
2005	$ -	$ 11.75	9.88%	$ 236	2.31%	2.31%	1.54%	82.58%
2004 ††	$ -	$ 11.65	21.90%	$ 156	2.30%	2.31%	0.63%	78.20%

152

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Large Cap Fund
Class A
2007	$ 13.12	$ 0.04	[1]	$ 2.19	$ 2.23	$ (0.03)	$ -	$ (0.03)
2006	$ 12.12	$ 0.05	[1]	$ 0.99	$ 1.04	$ (0.04)	$ -	$ (0.04)
2005	$ 11.92	$ 0.06	[1]	$ 0.24	$ 0.30	$ (0.10)	$ -	$ (0.10)
2004 ††	$ 11.08	$ 0.05	[1]	$ 0.93	$ 0.98	$ (0.14)	$ -	$ (0.14)

Class C
2007	$ 13.02	$ (0.06)	[1]	$ 2.17	$ 2.11	$ -	$ -	$ -
2006	$ 12.09	$ (0.05)	[1]	$ 0.98	$ 0.93	$ -	$ -	$ -
2005	$ 11.89	$ (0.03)	[1]	$ 0.25	$ 0.22	$ (0.02)	$ -	$ (0.02)
2004 ††	$ 11.08	$ 0.01	[1]	$ 0.92	$ 0.93	$ (0.12)	$ -	$ (0.12)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 15.32	16.99%	$ 374	1.40%	4.48%	0.29%	176.89%
2006	$ -	$ 13.12	8.61%	$ 61	1.48%	1.49%	0.38%	77.33%
2005	$ -	$ 12.12	2.50%	$ 56	1.46%	1.46%	0.47%	152.98%
2004 ††	$ -	$ 11.92	8.91%	$ 54	1.45%	1.46%	0.86%	252.96%

Class C
2007	$ -	$ 15.13	16.21%	$ 125	2.15%	7.38%	(0.42)%	176.89%
2006	$ -	$ 13.02	7.69%	$ 59	2.23%	2.24%	(0.37)%	77.33%
2005	$ -	$ 12.09	1.81%	$ 55	2.21%	2.21%	(0.29)%	152.98%
2004 ††	$ -	$ 11.89	8.49%	$ 54	2.20%	2.21%	0.11%	252.96%

153

	Net Asset Value Beginning of Period	Net Investment Income (Loss) [1]	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Large Cap Growth Fund
Class A
2007	$ 22.67	$ (0.14)	$ 0.64	$ 0.50	$ -	$ -	$ -
2006	$ 19.12	$ (0.15)	$ 3.70	$ 3.55	$ -	$ -	$ -
2005	$ 19.77	$ (0.14)	$ (0.51)	$ (0.65)	$ -	$ -	$ -
2004 †††	$ 17.45	$ (0.14)	$ 2.46	$ 2.32	$ -	$ -	$ -

Class C
2007	$ 22.22	$ (0.29)	$ 0.61	$ 0.32	$ -	$ -	$ -
2006	$ 18.88	$ (0.30)	$ 3.64	$ 3.34	$ -	$ -	$ -
2005	$ 19.67	$ (0.27)	$ (0.52)	$ (0.79)	$ -	$ -	$ -
2004 †††	$ 17.45	$ (0.23)	$ 2.45	$ 2.22	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 23.17	2.21%	$ 169	1.50%	4.49%	(0.61)%	140.62%
2006	$ -	$ 22.67	18.57%	$ 65	1.56%	1.57%	(0.70)%	110.59%
2005	$ -	$ 19.12	(3.29)%	$ 55	1.57%	1.57%	(0.72)%	35.70%
2004 †††	$ -	$ 19.77	13.30%	$ 77	1.58%	1.59%	(1.09)%	63.17%

Class C
2007	$ -	$ 22.54	1.44%	$ 83	2.25%	7.59%	(1.34)%	140.62%
2006	$ -	$ 22.22	17.69%	$ 79	2.31%	2.32%	(1.44)%	110.59%
2005	$ -	$ 18.88	(4.02)%	$ 67	2.32%	2.32%	(1.40)%	35.70%
2004 †††	$ -	$ 19.67	12.72%	$ 56	2.33%	2.34%	(1.83)%	63.17%

154

	Net Asset Value Beginning of Period	Net Investment Income (Loss) [1]	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Large Cap Growth Concentrated
Class A
2007	$ 17.66	$ (0.12)	$ 0.57	$ 0.45	$ -	$ -	$ -
2006	$ 13.97	$ (0.17)	$ 3.86	$ 3.69	$ -	$ -	$ -
2005	$ 15.10	$ (0.13)	$ (1.00)	$ (1.13)	$ -	$ -	$ -
2004 ††	$ 13.31	$ (0.12)	$ 1.91	$ 1.79	$ -	$ -	$ -

Class C
2007	$ 17.34	$ (0.25)	$ 0.56	$ 0.31	$ -	$ -	$ -
2006	$ 13.82	$ (0.29)	$ 3.81	$ 3.52	$ -	$ -	$ -
2005	$ 15.05	$ (0.24)	$ (0.99)	$ (1.23)	$ -	$ -	$ -
2004 ††	$ 13.31	$ (0.17)	$ 1.91	$ 1.74	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 18.11	2.55%	$ 660	1.50%	2.78%	(0.67)%	157.06%
2006	$ -	$ 17.66	26.41%	$ 84	1.64%	1.68%	(1.05)%	128.58%
2005	$ -	$ 13.97	(7.48)%	$ 52	1.71%	1.71%	(0.88)%	41.95%
2004 ††	$ -	$ 15.10	13.45%	$ 57	1.70%	1.71%	(1.56)%	73.65%

Class C
2007	$ -	$ 17.65	1.79%	$ 226	2.25%	5.00%	(1.45)%	157.06%
2006	$ -	$ 17.34	25.47%	$ 110	2.41%	2.44%	(1.84)%	128.58%
2005	$ -	$ 13.82	(8.17)%	$ 62	2.46%	2.46%	(1.60)%	41.95%
2004 ††	$ -	$ 15.05	13.07%	$ 57	2.45%	2.46%	(2.31)%	73.65%

155

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Mid-Cap Fund
Class A
2007	$ 19.32	$ (0.12)	[1]	$ 1.10	$ 0.98	$ -	$ (4.10)	$ (4.10)
2006	$ 17.88	$ (0.09)	[1]	$ 3.07	$ 2.98	$ -	$ (1.54)	$ (1.54)
2005	$ 17.90	$ (0.07)	[1]	$ 1.71	$ 1.64	$ -	$ (1.66)	$ (1.66)
2004 †††	$ 14.59	$ (0.08)	[1]	$ 3.39	$ 3.31	$ -	$ -	$ -

Class C
2007	$ 18.92	$ (0.24)	[1]	$ 1.05	$ 0.81	$ -	$ (4.10)	$ (4.10)
2006	$ 17.66	$ (0.23)	[1]	$ 3.03	$ 2.80	$ -	$ (1.54)	$ (1.54)
2005	$ 17.82	$ (0.18)	[1]	$ 1.68	$ 1.50	$ -	$ (1.66)	$ (1.66)
2004 †††	$ 14.59	$ (0.16)	[1]	$ 3.39	$ 3.23	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 16.20	7.66%	$ 150	1.45%	3.77%	(0.71)%	99.00%
2006	$ -	$ 19.32	17.23%	$ 199	1.58%	1.60%	(0.49)%	81.91%
2005	$ -	$ 17.88	9.26%	$ 258	1.58%	1.58%	(0.39)%	116.71%
2004 †††	$ -	$ 17.90	22.69%	$ 191	1.62%	1.63%	(0.69)%	143.80%

Class C
2007	$ -	$ 15.63	6.82%	$ 337	2.20%	3.76%	(1.44)%	99.00%
2006	$ -	$ 18.92	16.41%	$ 290	2.31%	2.34%	(1.25)%	81.91%
2005	$ -	$ 17.66	8.50%	$ 169	2.33%	2.33%	(1.01)%	116.71%
2004 †††	$ -	$ 17.82	22.14%	$ 92	2.37%	2.38%	(1.43)%	143.80%

156

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Select Growth Fund
Class A
2007	$ 24.47	$ (0.21)	[1]	$ 1.07	$ 0.86	$ -	$ -	$ -
2006	$ 19.87	$ (0.25)	[1]	$ 4.85	$ 4.60	$ -	$ -	$ -
2005	$ 20.88	$ (0.31)	[1]	$ (0.70)	$ (1.01)	$ -	$ -	$ -
2004 ††	$ 19.43	$ (0.18)	[1]	$ 1.63	$ 1.45	$ -	$ -	$ -

Class C
2007	$ 24.01	$ (0.38)	[1]	$ 1.05	$ 0.67	$ -	$ -	$ -
2006	$ 19.65	$ (0.41)	[1]	$ 4.77	$ 4.36	$ -	$ -	$ -
2005	$ 20.80	$ (0.46)	[1]	$ (0.69)	$ (1.15)	$ -	$ -	$ -
2004 ††	$ 19.43	$ (0.26)	[1]	$ 1.63	$ 1.37	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 25.33	3.51%	$ 133	1.50%	5.23%	(0.88)%	201.17%
2006	$ -	$ 24.47	23.15%	$ 63	1.71%	1.76%	(1.14)%	157.84%
2005	$ -	$ 19.87	(4.84)%	$ 51	1.78%	1.78%	(1.52)%	141.68%
2004 ††	$ -	$ 20.88	7.46%	$ 54	1.76%	1.77%	(1.68)%	179.85%

Class C
2007	$ -	$ 24.68	2.79%	$ 64	2.25%	8.93%	(1.59)%	201.17%
2006	$ -	$ 24.01	22.19%	$ 62	2.46%	2.51%	(1.90)%	157.84%
2005	$ -	$ 19.65	(5.53)%	$ 51	2.53%	2.53%	(2.27)%	141.68%
2004 ††	$ -	$ 20.80	7.05%	$ 54	2.51%	2.52%	(2.43)%	179.85%

157

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Small Cap Fund
Class A
2007	$ 24.90	$ (0.16)	[1]	$ 2.93	$ 2.77	$ -	$ -	$ -
2006	$ 22.08	$ (0.12)	[1]	$ 2.94	$ 2.82	$ -	$ -	$ -
2005	$ 20.27	$ (0.25)	[1]	$ 2.06	$ 1.81	$ -	$ -	$ -
2004 ††	$ 16.80	$ (0.11)	[1]	$ 3.58	$ 3.47	$ -	$ -	$ -

Class C
2007	$ 24.44	$ (0.34)	[1]	$ 2.84	$ 2.50	$ -	$ -	$ -
2006	$ 21.84	$ (0.29)	[1]	$ 2.89	$ 2.60	$ -	$ -	$ -
2005	$ 20.19	$ (0.40)	[1]	$ 2.05	$ 1.65	$ -	$ -	$ -
2004 ††	$ 16.80	$ (0.18)	[1]	$ 3.57	$ 3.39	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 27.67	11.12%	$ 166	1.50%	4.65%	(0.64)%	104.61%
2006	$ -	$ 24.90	12.77%	$ 98	1.68%	1.89%	(0.53)%	116.13%
2005	$ -	$ 22.08	8.93%	$ 78	1.75%	1.86%	(1.23)%	98.18%
2004 ††	$ -	$ 20.27	20.65%	$ 60	1.74%	1.83%	(1.16)%	116.57%

Class C
2007	$ -	$ 26.94	10.23%	$ 212	2.25%	5.88%	(1.37)%	104.61%
2006	$ -	$ 24.44	11.90%	$ 79	2.44%	2.64%	(1.29)%	116.13%
2005	$ -	$ 21.84	8.17%	$ 71	2.50%	2.61%	(1.98)%	98.18%
2004 ††	$ -	$ 20.19	20.18%	$ 60	2.49%	2.58%	(1.91)%	116.57%

158

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Strategic Small Company Fund
Class A
2007	$ 17.31	$ (0.14)	[1]	$ 0.31	$ 0.17	$ -	$ (4.17)	$ (4.17)
2006	$ 14.41	$ (0.16)	[1]	$ 3.06	$ 2.90	$ -	$ -	$ -
2005	$ 13.66	$ (0.19)	[1]	$ 0.94	$ 0.75	$ -	$ -	$ -
2004 †††	$ 11.72	$ (0.13)	[1]	$ 2.07	$ 1.94	$ -	$ -	$ -

Class C
2007	$ 16.97	$ (0.24)	[1]	$ 0.28	$ 0.04	$ -	$ (4.17)	$ (4.17)
2006	$ 14.23	$ (0.28)	[1]	$ 3.02	$ 2.74	$ -	$ -	$ -
2005	$ 13.59	$ (0.29)	[1]	$ 0.93	$ 0.64	$ -	$ -	$ -
2004 †††	$ 11.72	$ (0.19)	[1]	$ 2.06	$ 1.87	$ -	$ -	$ -

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 13.31	4.88%	$ 1,296	1.60%	2.13%	(1.08)%	160.24%
2006	$ -	$ 17.31	20.12%	$ 233	1.70%	1.78%	(1.00)%	148.73%
2005	$ -	$ 14.41	5.49%	$ 62	1.75%	1.86%	(1.42)%	80.38%
2004 †††	$ -	$ 13.66	16.55%	$ 65	1.75%	1.87%	(1.43)%	96.80%

Class C
2007	$ -	$ 12.84	4.07%	$ 96	2.35%	7.29%	(1.83)%	160.24%
2006	$ -	$ 16.97	19.26%	$ 81	2.46%	2.54%	(1.81)%	148.73%
2005	$ -	$ 14.23	4.71%	$ 68	2.50%	2.61%	(2.16)%	80.38%
2004 †††	$ -	$ 13.59	15.96%	$ 58	2.50%	2.62%	(2.18)%	96.80%

159

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual TS&W Small Cap Value Fund
Class A
2007	$ 27.93	$ (0.21)	[1]	$ 2.46	$ 2.25	$ -	$ (4.19)	$ (4.19)
2006	$ 25.08	$ (0.21)	[1]	$ 5.53	$ 5.32	$ -	$ (2.47)	$ (2.47)
2005	$ 20.76	$ (0.22)	[1]	$ 4.95	$ 4.73	$ -	$ (0.41)	$ (0.41)
2004 †††	$ 16.20	$ (0.08)	[1]	$ 4.80	$ 4.72	$ -	$ (0.16)	$ (0.16)

Class C
2007	$ 27.32	$ (0.40)	[1]	$ 2.38	$ 1.98	$ -	$ (4.19)	$ (4.19)
2006	$ 24.76	$ (0.40)	[1]	$ 5.43	$ 5.03	$ -	$ (2.47)	$ (2.47)
2005	$ 20.65	$ (0.40)	[1]	$ 4.92	$ 4.52	$ -	$ (0.41)	$ (0.41)
2004 †††	$ 16.20	$ (0.18)	[1]	$ 4.79	$ 4.61	$ -	$ (0.16)	$ (0.16)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 25.99	8.54%	$ 856	1.55%	2.17%	(0.78)%	35.43%
2006	$ -	$ 27.93	22.39%	$ 975	1.70%	1.71%	(0.81)%	41.45%
2005	$ -	$ 25.08	22.88%	$ 833	1.76%	1.78%	(0.93)%	27.69%
2004 †††	$ -	$ 20.76	29.26%	$ 198	1.75%	1.99%	(0.68)%	27.33%

Class C
2007	$ -	$ 25.11	7.71%	$ 982	2.30%	2.79%	(1.54)%	35.43%
2006	$ -	$ 27.32	21.48%	$ 1,139	2.45%	2.47%	(1.56)%	41.45%
2005	$ -	$ 24.76	21.99%	$ 1,016	2.51%	2.52%	(1.69)%	27.69%
2004 †††	$ -	$ 20.65	28.58%	$ 153	2.50%	2.74%	(1.43)%	27.33%

160

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Dwight Intermediate Fixed Income Fund
Class A
2007	$ 9.97	$ 0.44	[1]	$ 0.12	$ 0.56	$ (0.44)	$ -	$ (0.44)
2006	$ 10.12	$ 0.37	[1]	$ (0.13)	$ 0.24	$ (0.37)	$ (0.02)	$ (0.39)
2005	$ 10.30	$ 0.32	[1]	$ 0.03	$ 0.35	$ (0.33)	$ (0.20)	$ (0.53)
2004 †††	$ 10.00	$ 0.21	[1]	$ 0.38	$ 0.59	$ (0.21)	$ (0.08)	$ (0.29)

Class C
2007	$ 9.98	$ 0.36	[1]	$ 0.11	$ 0.47	$ (0.36)	$ -	$ (0.36)
2006	$ 10.12	$ 0.29	[1]	$ (0.11)	$ 0.18	$ (0.30)	$ (0.02)	$ (0.32)
2005	$ 10.29	$ 0.24	[1]	$ 0.05	$ 0.29	$ (0.26)	$ (0.20)	$ (0.46)
2004 †††	$ 10.00	$ 0.16	[1]	$ 0.37	$ 0.53	$ (0.16)	$ (0.08)	$ (0.24)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 10.09	5.78%	$ 590	1.10%	3.68%	4.41%	462.98%
2006	$ -	$ 9.97	2.45%	$ 56	1.10%	2.00%	3.63%	435.30%
2005	$ -	$ 10.12	3.46%	$ 55	1.10%	2.30%	3.13%	350.28%
2004 †††	$ -	$ 10.30	6.00%	$ 53	1.10%	2.60%	3.05%	258.83%

Class C
2007	$ -	$ 10.09	4.84%	$ 93	1.85%	7.98%	3.63%	462.98%
2006	$ -	$ 9.98	1.78%	$ 55	1.85%	2.73%	2.90%	435.30%
2005	$ -	$ 10.12	2.79%	$ 68	1.85%	3.05%	2.38%	350.28%
2004 †††	$ -	$ 10.29	5.36%	$ 66	1.85%	3.37%	2.37%	258.83%

161

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions
Old Mutual Dwight Short Term Fixed Income
Class A
2007	$ 9.77	$ 0.34	[1]	$ 0.13		$ 0.47	$ (0.34)	$ -	$ -	$ (0.34)
2006	$ 9.82	$ 0.27	[1]	$ (0.04)		$ 0.23	$ (0.28)	$ -	$ -	$ (0.28)
2005	$ 10.00	$ 0.21	[1]	$ (0.13)	#	$ 0.08	$ (0.22)	$ (0.04)	$ -	$ (0.26)
2004 †††	$ 10.00	$ 0.17	[1]	$ 0.03		$ 0.20	$ (0.17)	$ -	$ (0.03)	$ (0.20)

Class C
2007	$ 9.77	$ 0.29	[1]	$ 0.13		$ 0.42	$ (0.29)	$ -	$ -	$ (0.29)
2006	$ 9.82	$ 0.23	[1]	$ (0.05)		$ 0.18	$ (0.23)	$ -	$ -	$ (0.23)
2005	$ 10.00	$ 0.16	[1]	$ (0.13)	#	$ 0.03	$ (0.17)	$ (0.04)	$ -	$ (0.21)
2004 †††	$ 10.00	$ 0.14	[1]	$ 0.02		$ 0.16	$ (0.13)	$ -	$ (0.03)	$ (0.16)

	Redemption Fees	Net Asset Value End of Period	Total Return †		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class A
2007	$ -	$ 9.90	4.88%		$ 58	0.95%	8.65%	3.50%	163.81%
2006	$ -	$ 9.77	2.38%		$ 53	0.99%	1.17%	2.79%	196.42%
2005	$ -	$ 9.82	0.87%	<	$ 52	1.05%	1.39%	2.12%	400.26%
2004 †††	$ -	$ 10.00	1.99%		$ 51	1.25%	1.52%	2.52%	257.21%

Class C
2007	$ -	$ 9.90	4.36%		$ 55	1.45%	9.27%	3.00%	163.81%
2006	$ -	$ 9.77	1.87%		$ 52	1.49%	1.67%	2.29%	196.42%
2005	$ -	$ 9.82	0.36%	<	$ 51	1.55%	1.89%	1.62%	400.26%
2004 †††	$ -	$ 10.00	1.65%		$ 51	1.75%	2.02%	2.02%	257.21%

162

*	Ratios for periods of less than one year have been annualized.
†	For periods less than one year, total return and portfolio turnover rate have not been annualized.
††	Class A and Class C shares commenced operations on September 30, 2003.
†††	Class A and Class C shares commenced operations on July 31, 2003.
^	The Old Mutual TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^	The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

^^^^

In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund’s investments.

#	The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
<

A percentage of the total return consists of a payment from the Advisor. Excluding the payment by affiliate the total return would have been 0.15%, and (0.35)% for the Class A and Class C, respectively.

1	Per share calculations were performed using average shares for the period.
2

Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

@	Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:
		Class A	Class C
	2007	0.16%	0.16%
	2006	0.25%	0.25%
	2005	n/a	n/a
	2004	n/a	n/a
	2003	n/a	n/a
	2002	n/a	n/a
	2001	n/a	n/a

Amounts designated as “—” are either $0 or have been rounded to $0.

163

FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website	oldmutualfunds.com
EDGAR database on the SEC Website	http://www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-076 06/2007

OLD MUTUAL ADVISOR FUNDS II

JUNE 4, 2007 PROSPECTUS

CLASS Z

ADVISOR CLASS

INSTITUTIONAL CLASS

and

CLASS R SHARES

Equity Funds
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FINANCIAL HIGHLIGHTS	159

2

INTRODUCTION

An Introduction to Old Mutual Advisor Funds II® and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities called mutual funds. This Prospectus offers the following classes of shares of each Fund listed on the cover (each a “Fund” and collectively the “Funds”):

Fund	Share Classes Offered
Equity Funds
Analytic U.S. Long/Short Fund	Z, Advisor, Institutional, R
Barrow Hanley Value Fund	Z, Advisor, Institutional, R
Columbus Circle Technology and Communications Fund	Z, Advisor, Institutional, R
Emerging Growth Fund	Z, Advisor, Institutional, R
Focused Fund	Z, Advisor, Institutional, R
Growth Fund	Z, Advisor, Institutional, R
Heitman REIT Fund	Z, Advisor, Institutional, R
Large Cap Fund	Z, Advisor, Institutional, R
Large Cap Growth Fund	Z, Advisor, Institutional, R
Large Cap Growth Concentrated Fund	Z, Advisor, Institutional, R
Mid-Cap Fund	Z, Advisor, Institutional, R
Select Growth Fund	Z, Advisor, Institutional, R
Small Cap Fund	Z, Advisor, Institutional, R
Strategic Small Company Fund	Z, Advisor, Institutional, R
TS&W Small Cap Value Fund	Z
Fixed Income Funds
Cash Reserves Fund	Z
Dwight Intermediate Fixed Income Fund	Z, Advisor, Institutional, R
Dwight Short Term Fixed Income Fund	Z, Advisor, Institutional, R

The Funds also offer two additional share classes, Class A and Class C, which are offered by separate prospectus. Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Funds, “Old Mutual Funds”) are offered by separate prospectuses. This Prospectus contains important information you should know before investing in a Fund and if you are a shareholder in a Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

Fund Summaries

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund’s goal matches your own. A description of each Fund’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under the Fund Summaries section of this Prospectus. Additional information about the Funds’ investment strategies is described in the More About the Funds section of this Prospectus.

The Funds that primarily invest in equities (“Equity Funds”) are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are

1

pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income or stability of principal.

The Funds that primarily invest in fixed income securities (“Fixed Income Funds”) are designed for investors who seek current income from their investments. These Funds may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for each Fund. Old Mutual Capital has retained the following sub-advisors to assist in managing the Funds: Analytic Investors, Inc. (“Analytic”); Ashfield Capital Partners, LLC (“Ashfield”); Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”); Columbus Circle Investors (“Columbus Circle”); Copper Rock Capital Partners, LLC (“Copper Rock”); Dwight Asset Management Company (“Dwight”); Eagle Asset Management, Inc. (“Eagle”); Heitman Real Estate Securities, LLC (“Heitman”); Liberty Ridge Capital, Inc. (“Liberty Ridge”); Munder Capital Management (“Munder”); Thompson, Siegel & Walmsley LLC (“TS&W”); Turner Investment Partners, Inc. (“Turner”); and Wellington Management Company, LLP (“Wellington Management”) (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). Ashfield provides services pursuant to an interim sub-advisory agreement approved by the Funds’ Board of Trustees while shareholder approval of a new sub-advisory agreement is sought. For information about the Advisor and the Sub-Advisors, see the Investment Advisor & Sub-Advisors sections of this Prospectus.

[On side panel: What the Funds Are – And Are Not

These Funds are mutual funds – pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Market Capitalizations

The Funds that primarily invest in small-cap companies will generally invest in companies with an average market capitalization below $2.5 billion, although a Fund may invest in companies outside this range. The Funds that primarily invest in mid-cap companies will generally invest in companies with an average market capitalization between $2.5 billion and $10 billion and the Funds that primarily invest in large-cap companies will generally invest in companies with an average market capitalization above $10 billion, although a Fund may invest outside of these ranges.]

2

FUND SUMMARIES

[On side panel:	Ticker symbols:	Class Z – OBDEX
Advisor Class – OALSX
Institutional Class – OISLX
Class R – ORLSX]

Old Mutual Analytic U.S. Long/Short Fund

Morningstar Category: Large Blend	Sub-Advisor: Analytic Investors, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total returns. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets. While the Fund may invest in companies of any size, it generally invests in large and mid-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

The Fund may invest in long and short positions of publicly traded equity securities. The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities “long” that Analytic, the Fund’s Sub-Advisor, believes will outperform and sells securities “short” that Analytic believes will underperform. This is not a market neutral strategy.

The Fund generally takes long equity positions equal to approximately 120% of the Fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the Fund’s equity assets at the time of investment, although the Fund’s long-short exposure will vary over time based on Analytic’s assessment of market conditions and other factors. The Fund’s long equity exposure ordinarily ranges from 110% to 125% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets. The cash received from short sales may be used to invest in long equity positions. Analytic will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

[On side panel: Selling Short

When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s

3

performance to be susceptible to the economic, business or other developments that affect those industries.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from deceases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value (“NAV”) greater than without the use of leverage. This could result in increased volatility of returns.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing the changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Data prior to January 11, 2002, includes performance of a predecessor fund. The predecessor fund was managed by Analytic and had investment goals, strategies and policies that were substantially similar to the Fund’s. The Fund was previously known as the Old Mutual Analytic Disciplined Equity Fund and prior to February, 2006, the Fund did not take short positions as part of its main investment strategies. The Fund’s performance prior to February, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

4

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	29.83%
1998	37.82%
1999	20.06%
2000	(9.33)%
2001	(6.22)%
2002	(25.47)%
2003	29.04%
2004	9.24%
2005	6.68%
2006	20.71%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 4.80%.

Best Quarter:	Q4 1998	20.50%
Worst Quarter:	Q3 2002	(18.60)%

The table below compares the average annual total return information for Class Z shares to the Standard and Poor’s (“S&P”) 500 Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Performance for Advisor Class, Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	7/1/93

Before Taxes		20.71%	6.23%	9.47%

After Taxes on Distributions		20.58%	6.08%	8.27%

After Taxes on Distributions and
Sale of Fund Shares		13.46%	5.31%	7.56%

S&P 500® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		15.80%	6.19%	8.42%

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%(2)	0.80%(2)	0.80%(2)	0.80%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses
Expenses on Short Sales	0.16%(3)	0.16%(3)	0.16%(3)	0.16%(3)
Other Operating Expenses	0.60%	0.37%(2)	0.11%(2)	0.37%(2)
Total Other Expenses	0.76%	0.53%	0.27%	0.53%
Total Annual Operating Expenses	1.56%	1.58%	1.07%	1.83%
Expense (Reduction)/Recoupment	(0.32)%	(0.07)%	(0.01)%	(0.07)%
Net Annual Operating Expenses	1.24%(4)	1.51%(4)	1.06%(4)	1.76%(4)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)

The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Operating Expenses” for Advisor Class, Institutional Class, and Class R shares are estimates.

(3)

Effective June 30, 2006, Old Mutual Capital contractually agreed to limit the Fund’s dividend expenses on short sales to 0.10% through June 30, 2007. “Expenses on Short Sales” for Advisor Class, Institutional Class and Class R shares are estimates.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.10%, 1.35%, 0.90% and 1.60%, for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of

6

the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.90% for each class and class level expenses are limited to 0.20%, 0.45%, 0.00% and 0.70% for the Fund’s Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

[On side panel: Operating Expenses

The operating expenses of a mutual fund generally include management fees, taxes, brokerage fees, 12b-1 fees and legal and audit fees.]

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. Because the agreement to limit dividend expenses on short sales expires on June 30, 2007, the example does not include the expense cap described in footnote 3 of the Fees and Expenses Table above. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$128	$463	$821	$1,831
Advisor Class	$154	$492	$854	$1,872
Institutional Class	$108	$339	$588	$1,304
Class R	$179	$569	$984	$2,141

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a

7

hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Because the agreement to limit dividend expenses on short sales expires on June 30, 2007, the example does not include the expense cap described in footnote 3 of the Fees and Expenses Table above. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

8

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.26%	3.74%	$10,374	$128
2	10.25%	1.56%	7.31%	$10,731	$165
3	15.76%	1.56%	11.00%	$11,100	$170
4	21.55%	1.56%	14.82%	$11,482	$176
5	27.63%	1.56%	18.77%	$11,877	$182
6	34.01%	1.56%	22.85%	$12,285	$188
7	40.71%	1.56%	27.08%	$12,708	$195
8	47.75%	1.56%	31.45%	$13,145	$202
9	55.13%	1.56%	35.97%	$13,597	$209
10	62.89%	1.56%	40.65%	$14,065	$216

Total Gain After Fees & Expenses				$4,065
Total Annual Fees & Expenses					$1,831

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.51%	3.49%	$10,349	$154
2	10.25%	1.58%	7.03%	$10,703	$166
3	15.76%	1.58%	10.69%	$11,069	$172
4	21.55%	1.58%	14.48%	$11,448	$178
5	27.63%	1.58%	18.39%	$11,839	$184
6	34.01%	1.58%	22.44%	$12,244	$190
7	40.71%	1.58%	26.63%	$12,663	$197
8	47.75%	1.58%	30.96%	$13,096	$203
9	55.13%	1.58%	35.44%	$13,544	$210
10	62.89%	1.58%	40.07%	$14,007	$218

Total Gain After Fees & Expenses				$4,007
Total Annual Fees & Expenses					$1,872

9

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.06%	3.94%	$10,394	$108
2	10.25%	1.07%	8.02%	$10,802	$113
3	15.76%	1.07%	12.27%	$11,227	$118
4	21.55%	1.07%	16.68%	$11,668	$122
5	27.63%	1.07%	21.27%	$12,127	$127
6	34.01%	1.07%	26.03%	$12,603	$132
7	40.71%	1.07%	30.99%	$13,099	$138
8	47.75%	1.07%	36.13%	$13,613	$143
9	55.13%	1.07%	41.48%	$14,148	$149
10	62.89%	1.07%	47.05%	$14,705	$154

Total Gain After Fees & Expenses				$4,705
Total Annual Fees & Expenses					$1,304

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.76%	3.24%	$10,324	$179
2	10.25%	1.83%	6.51%	$10,651	$192
3	15.76%	1.83%	9.89%	$10,989	$198
4	21.55%	1.83%	13.37%	$11,337	$204
5	27.63%	1.83%	16.97%	$11,697	$211
6	34.01%	1.83%	20.67%	$12,067	$217
7	40.71%	1.83%	24.50%	$12,450	$224
8	47.75%	1.83%	28.45%	$12,845	$231
9	55.13%	1.83%	32.52%	$13,252	$239
10	62.89%	1.83%	36.72%	$13,672	$246

Total Gain After Fees & Expenses				$3,672
Total Annual Fees & Expenses					$2,141

10

[On side panel:Ticker symbols:Class Z – OBFOX

Advisor Class – OCLFX
Institutional Class – OIBHX
Class R – ORBHX]

Old Mutual Barrow Hanley Value Fund

Morningstar Category: Large Value	Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests in equity securities of large and mid-cap companies with value characteristics. Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of Barrow Hanley, the Fund’s Sub-Advisor, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value. These stocks often have above average dividend yields. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns

11

compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund’s. The Fund was previously known as the Clipper Focus Fund and prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor. The Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1999	(1.88)%
2000	44.29%
2001	11.93%
2002	(10.46)%
2003	25.46%
2004	6.82%
2005	(0.99)%
2006	14.40%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.26%.

Best Quarter:	Q3 2000	20.56%
Worst Quarter:	Q3 2002	(15.95)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the returns of the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	9/10/98

Before Taxes		14.40%	6.33%	11.87%

After Taxes on Distributions		3.40%	3.78%	9.33%

After Taxes on Distributions and
Sale of Fund Shares*		21.98%	5.38%	9.86%

Advisor Class	6/30/03

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Before Taxes		14.07%	N/A	10.05%

S&P 500® Index	9/10/98

(Reflects No Deduction for
Fees, Expenses or Taxes)		15.80%	6.19%	6.21%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%(2)	0.85%(2)	0.85%(2)	0.85%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.58%	1.58%	0.07%(2)	0.27%(2)
Total Annual Operating Expenses	1.43%	2.68%	0.92%	1.62%
Expense (Reduction)/Recoupment	(0.33)%	(1.33)%	(0.02)%	(0.02)%
Net Annual Operating Expenses	1.10%(3)	1.35%(3)	0.90%(3)	1.60%(3)

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(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)

The “Management Fees” information in the table includes fees for advisory and administrative services. Effective December 21, 2006, the Management Fee was reduced from 1.00% to 0.85%. “Other Expenses” for Institutional Class and Class R shares are estimates.

(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.10%, 1.35%, 0.90% and 1.60%, for the Fund’s Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.90% for each class and class level expenses are limited to 0.20%, 0.45%, 0.00% and 0.70% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

14

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$112	$420	$750	$1,684
Advisor Class	$137	$706	$1,301	$2,914
Institutional Class	$92	$290	$505	$1,125
Class R	$163	$510	$881	$1,924

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.10%	3.90%	$10,390	$112
2	10.25%	1.43%	7.61%	$10,761	$151
3	15.76%	1.43%	11.45%	$11,145	$157
4	21.55%	1.43%	15.43%	$11,543	$162
5	27.63%	1.43%	19.55%	$11,955	$168
6	34.01%	1.43%	23.82%	$12,382	$174
7	40.71%	1.43%	28.24%	$12,824	$180
8	47.75%	1.43%	32.82%	$13,282	$187
9	55.13%	1.43%	37.56%	$13,756	$193
10	62.89%	1.43%	42.47%	$14,247	$200

Total Gain After Fees & Expenses				$4,247
Total Annual Fees & Expenses					$1,684

15

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	3.65%	$10,365	$137
2	10.25%	2.68%	6.05%	$10,605	$281
3	15.76%	2.68%	8.52%	$10,852	$288
4	21.55%	2.68%	11.03%	$11,103	$294
5	27.63%	2.68%	13.61%	$11,361	$301
6	34.01%	2.68%	16.24%	$11,624	$308
7	40.71%	2.68%	18.94%	$11,894	$315
8	47.75%	2.68%	21.70%	$12,170	$322
9	55.13%	2.68%	24.52%	$12,452	$330
10	62.89%	2.68%	27.41%	$12,741	$338

Total Gain After Fees & Expenses				$2,741
Total Annual Fees & Expenses					$2,914

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.90%	4.10%	$10,410	$92
2	10.25%	0.92%	8.35%	$10,835	$97
3	15.76%	0.92%	12.78%	$11,278	$101
4	21.55%	0.92%	17.38%	$11,738	$105
5	27.63%	0.92%	22.18%	$12,218	$110
6	34.01%	0.92%	27.17%	$12,717	$114
7	40.71%	0.92%	32.36%	$13,236	$119
8	47.75%	0.92%	37.77%	$13,777	$124
9	55.13%	0.92%	43.40%	$14,340	$129
10	62.89%	0.92%	49.26%	$14,926	$134

Total Gain After Fees & Expenses				$4,926
Total Annual Fees & Expenses					$1,125

16

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.60%	3.40%	$10,340	$163
2	10.25%	1.62%	6.89%	$10,689	$171
3	15.76%	1.62%	10.50%	$11,050	$176
4	21.55%	1.62%	14.23%	$11,423	$182
5	27.63%	1.62%	18.09%	$11,809	$189
6	34.01%	1.62%	22.08%	$12,208	$195
7	40.71%	1.62%	26.20%	$12,620	$202
8	47.75%	1.62%	30.46%	$13,046	$208
9	55.13%	1.62%	34.86%	$13,486	$215
10	62.89%	1.62%	39.42%	$13,942	$223

Total Gain After Fees & Expenses				$3,942
Total Annual Fees & Expenses					$1,924

17

[On side panel:Ticker symbols:Class Z – OBTCX

Advisor Class – OTNAX
Institutional Class – OICTX
Class R – ORCTX]

Old Mutual Columbus Circle Technology and Communications Fund

Morningstar Category: Specialty – Technology	Sub-Advisor: Columbus Circle Investors

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. Current income is incidental to the Fund’s goal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in the technology and communications sectors of the stock market. The Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within those sectors. The Fund’s holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large firms with established track records in developing, using or marketing scientific advances. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Technology and Communications Industries

Industries in the Technology sector include Application Software, Communications Equipment, Computer Hardware, Computer Storage & Peripherals, Data Processing & Outsourced Services, Electronic Equipment Manufacturers, Electronic Manufacturing Services, Home Entertainment Software, Internet Software & Services, IT Consulting & Services, Office Electronics, Semiconductor Equipment, Semiconductors, Systems Software and Technology Distributors. Industries in the Communications sector include Alternative Carriers, Integrated Telecommunications Services, and Wireless Telecommunication Services.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain industries within the technology and communications sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. The Fund’s performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition and government regulation.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified fund.

18

Small and Mid-Cap Company Risk. The Fund may invest in small-cap and mid-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund’s performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	3.32%
1998	26.00%
1999	243.89%
2000	(43.69)%
2001	(52.38)%
2002	(54.48)%
2003	44.91%
2004	5.18%
2005	9.23%
2006	4.11%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.62%.

Best Quarter:	Q4 1999	111.54%
Worst Quarter:	Q4 2000	(50.95)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the NYSE Arca Tech 100 Index® (formerly the PSE Technology Index), a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

19

Average Annual Total Returns as of December 31, 2006

				Past
				10 Years
	Inception	Past	Past	or Since
	Date	1 Year	5 Years	Inception +
Class Z	9/29/95

Before Taxes		4.11%	(4.63)%	(0.54)%

After Taxes on Distributions		4.11%	(4.63)%	(1.44)%

After Taxes on Distributions and
Sale of Fund Shares*		2.67%	(3.88)%	(0.52)%

Advisor Class	12/29/00

Before Taxes		3.91%	(4.85)%	(15.24)%

NYSE Arca Tech 100 Index®

(Reflects No Deduction for
Fees, Expenses or Taxes)		5.20%	5.34%	14.06%

+	Returns are for past 10 years or since inception, whichever is less. Index return is for past 10 years.
*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)

20

Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(2)	0.95%(2)	0.95%(2)	0.95%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.89%	9.02%	0.09%(2)	0.51%(2)
Total Annual Operating Expenses	1.84%	10.22%	1.04%	1.96%
Expense (Reduction)/Recoupment	(0.39)%	(8.53)%	0.00%	(0.03)%
Net Annual Operating Expenses	1.45%(3)	1.69%(3)	1.04%(3)	1.93%(3)
(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.45%, 1.70%, 1.20% and 1.95% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.05% for each class and class level expenses are limited to 0.40%, 0.65%, 0.15% and 0.90% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed

21

the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$148	$542	$960	$2,127
Advisor Class	$172	$804	$1,462	$3,227
Institutional Class	$106	$332	$575	$1,274
Class R	$196	$612	$1,054	$2,282

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.45%	3.55%	$10,355	$148
2	10.25%	1.84%	6.82%	$10,682	$194
3	15.76%	1.84%	10.20%	$11,020	$200
4	21.55%	1.84%	13.68%	$11,368	$206
5	27.63%	1.84%	17.27%	$11,727	$212
6	34.01%	1.84%	20.98%	$12,098	$219
7	40.71%	1.84%	24.80%	$12,480	$226
8	47.75%	1.84%	28.74%	$12,874	$233
9	55.13%	1.84%	32.81%	$13,281	$241
10	62.89%	1.84%	37.01%	$13,701	$248

22

Total Gain After Fees & Expenses	$3,701
Total Annual Fees & Expenses		$2,127

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.69%	3.31%	$10,331	$172
2	10.25%	3.00%	5.38%	$10,538	$313
3	15.76%	3.00%	7.48%	$10,748	$319
4	21.55%	3.00%	9.63%	$10,963	$326
5	27.63%	3.00%	11.83%	$11,183	$332
6	34.01%	3.00%	14.06%	$11,406	$339
7	40.71%	3.00%	16.34%	$11,634	$346
8	47.75%	3.00%	18.67%	$11,867	$353
9	55.13%	3.00%	21.04%	$12,104	$360
10	62.89%	3.00%	23.47%	$12,347	$367

Total Gain After Fees & Expenses				$2,347
Total Annual Fees & Expenses					$3,227

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	3.96%	$10,396	$106
2	10.25%	1.04%	8.07%	$10,807	$111
3	15.76%	1.04%	12.35%	$11,235	$115
4	21.55%	1.04%	16.79%	$11,679	$119
5	27.63%	1.04%	21.41%	$12,141	$124
6	34.01%	1.04%	26.22%	$12,622	$129
7	40.71%	1.04%	31.21%	$13,121	$134
8	47.75%	1.04%	36.41%	$13,641	$140
9	55.13%	1.04%	41.80%	$14,180	$145
10	62.89%	1.04%	47.41%	$14,741	$151

Total Gain After Fees & Expenses				$4,741
Total Annual Fees & Expenses					$1,274

23

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.93%	3.07%	$10,307	$196
2	10.25%	1.96%	6.21%	$10,621	$205
3	15.76%	1.96%	9.44%	$10,944	$211
4	21.55%	1.96%	12.76%	$11,276	$218
5	27.63%	1.96%	16.19%	$11,619	$224
6	34.01%	1.96%	19.73%	$11,973	$231
7	40.71%	1.96%	23.37%	$12,337	$238
8	47.75%	1.96%	27.12%	$12,712	$245
9	55.13%	1.96%	30.98%	$13,098	$253
10	62.89%	1.96%	34.97%	$13,497	$261

Total Gain After Fees & Expenses				$3,497
Total Annual Fees & Expenses					$2,282

24

[On side panel:Ticker symbols:Class Z – OBEHX

Advisor Class – OAEMX
Institutional Class – OIEGX
Class R – OREGX]

Old Mutual Emerging Growth Fund

Morningstar Category: Small Growth	Sub-Advisor: Copper Rock Capital Partners, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with growth characteristics at the time of purchase. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Emerging Growth Companies

Growth funds generally focus on stocks of companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small Company Risk. The Fund primarily invests in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

25

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisor and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	(3.67)%
1998	3.00%
1999	48.34%
2000	(25.22)%
2001	(32.56)%
2002	(47.60)%
2003	56.62%
2004	0.68%
2005	6.73%
2006	7.93%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 3.61%.

Best Quarter:	Q4 1999	45.85%
Worst Quarter:	Q3 2001	(34.44)%

The table below compares the average annual total return information for Class Z shares to the Russell 2000® Growth Index, a widely recognized, unmanaged index that tracks the performance of the securities of 2,000 small-cap companies in the Russell 2000® Index with greater-than-average growth characteristics. Performance for Advisor Class, Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	6/14/93

Before Taxes		7.93%	(0.98)%	(3.41)%

26

After Taxes on Distributions	7.93%	(0.98)%	(3.71)%

After Taxes on Distributions
and Sale of Fund Shares*	5.16%	(0.83)%	(2.86)%

Russell 2000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	13.35%	6.93%	4.88%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(2)	0.95%(2)	0.95%(2)	0.95%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.62%	0.38%(2)	0.08%(2)	0.38%(2)

27

Total Annual Operating Expenses	1.57%	1.58%	1.03%	1.83%
Expense (Reduction)/Recoupment	(0.27)%	(0.03)%	0.00%	(0.03)%
Net Annual Operating Expenses	1.30%(3)	1.55%(3)	1.03%(3)	1.80%(3)
(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Advisor Class, Institutional Class, and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.30%, 1.55%, 1.05% and 1.80% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.02% for each class and class level expenses are limited to 0.28%, 0.53%, 0.03% and 0.78% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and

28

Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$132	$469	$829	$1,845
Advisor Class	$158	$496	$858	$1,878
Institutional Class	$105	$329	$571	$1,265
Class R	$183	$573	$988	$2,147

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.30%	3.70%	$10,370	$132
2	10.25%	1.57%	7.26%	$10,726	$166
3	15.76%	1.57%	10.94%	$11,094	$171
4	21.55%	1.57%	14.74%	$11,474	$177
5	27.63%	1.57%	18.68%	$11,868	$183
6	34.01%	1.57%	22.75%	$12,275	$190
7	40.71%	1.57%	26.96%	$12,696	$196
8	47.75%	1.57%	31.31%	$13,131	$203
9	55.13%	1.57%	35.82%	$13,582	$210
10	62.89%	1.57%	40.47%	$14,047	$217

Total Gain After Fees & Expenses				$4,047
Total Annual Fees & Expenses					$1,845

29

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.55%	3.45%	$10,345	$158
2	10.25%	1.58%	6.99%	$10,699	$166
3	15.76%	1.58%	10.64%	$11,064	$172
4	21.55%	1.58%	14.43%	$11,443	$178
5	27.63%	1.58%	18.34%	$11,834	$184
6	34.01%	1.58%	22.38%	$12,238	$190
7	40.71%	1.58%	26.57%	$12,657	$197
8	47.75%	1.58%	30.89%	$13,089	$204
9	55.13%	1.58%	35.37%	$13,537	$211
10	62.89%	1.58%	39.99%	$13,999	$218

Total Gain After Fees & Expenses				$3,999
Total Annual Fees & Expenses					$1,878

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.03%	3.97%	$10,397	$105
2	10.25%	1.03%	8.09%	$10,809	$110
3	15.76%	1.03%	12.38%	$11,238	$114
4	21.55%	1.03%	16.84%	$11,684	$119
5	27.63%	1.03%	21.47%	$12,147	$123
6	34.01%	1.03%	26.29%	$12,629	$128
7	40.71%	1.03%	31.29%	$13,129	$133
8	47.75%	1.03%	36.50%	$13,650	$139
9	55.13%	1.03%	41.91%	$14,191	$144
10	62.89%	1.03%	47.54%	$14,754	$150

Total Gain After Fees & Expenses				$4,754
Total Annual Fees & Expenses					$1,265

30

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.80%	3.20%	$10,320	$183
2	10.25%	1.83%	6.47%	$10,647	$192
3	15.76%	1.83%	9.84%	$10,984	$198
4	21.55%	1.83%	13.32%	$11,332	$204
5	27.63%	1.83%	16.91%	$11,691	$211
6	34.01%	1.83%	20.62%	$12,062	$218
7	40.71%	1.83%	24.44%	$12,444	$224
8	47.75%	1.83%	28.38%	$12,838	$232
9	55.13%	1.83%	32.45%	$13,245	$239
10	62.89%	1.83%	36.65%	$13,665	$246

Total Gain After Fees & Expenses				$3,665
Total Annual Fees & Expenses					$2,147

31

[On side panel:Ticker symbols:Class Z – OBFVX

Advisor Class – OAVFX
Institutional Class – OIFCX
Class R – ORFCX]

Old Mutual Focused Fund

Morningstar Category: Large Blend	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with above-average total returns over a 3 to 5 year market cycle. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large-cap companies that Liberty Ridge, the Fund’s Sub-Advisor, believes have sustainable long-term growth prospects but are currently trading at modest relative valuations. Equity securities in which the Fund may invest include common and preferred stock.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified fund.

Small and Mid-Cap Company Risk. While the Fund generally invests in large-cap companies, the Fund may invest in small-cap or mid-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

32

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

2000	24.81%
2001	3.44%
2002	(28.63)%
2003	33.36%
2004	14.13%
2005	1.93%
2006	22.86%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was (2.45)%.

Best Quarter:	Q1 2000	29.53%
Worst Quarter:	Q3 2002	(18.74)%

The table below compares the average annual total return information for Class Z shares to the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization and the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. The Fund’s benchmark was changed from the Russell 3000® Index to the S&P 500® Index to more accurately reflect Liberty Ridge’s management style of the Fund. Performance for Advisor Class, Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	2/12/99

Before Taxes		22.86%	6.35%	12.89%

After Taxes on Distributions		22.76%	6.32%	12.31%

After Taxes on Distributions and
Sale of Fund Shares		14.86%	5.48%	11.07%

33

Russell 3000® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.71%	7.17%	4.47%

S&P 500® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	15.80%	6.19%	3.12%

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%(2)	0.75%(2)	0.75%(2)	0.75%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.69%	0.54%(2)	0.10%(2)	0.54%(2)
Total Annual Operating Expenses	1.44%	1.54%	0.85%	1.79%
Expense (Reduction)/Recoupment	(0.29)%	(0.14)%	(0.05)%	(0.14)%
Net Annual Operating Expenses	1.15%(3)	1.40%(3)	0.80%(3)	1.65%(3)

34

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Advisor Class, Institutional Class, and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.15%, 1.40%, 0.80% and 1.65% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.80% for each class and class level expenses are limited to 0.35%, 0.60%, 0.00% and 0.85% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

35

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$117	$427	$759	$1,698
Advisor Class	$143	$474	$828	$1,825
Institutional Class	$82	$266	$466	$1,043
Class R	$168	$550	$958	$2,097

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.15%	3.85%	$10,385	$117
2	10.25%	1.44%	7.55%	$10,755	$152
3	15.76%	1.44%	11.38%	$11,138	$158
4	21.55%	1.44%	15.34%	$11,534	$163
5	27.63%	1.44%	19.45%	$11,945	$169
6	34.01%	1.44%	23.70%	$12,370	$175
7	40.71%	1.44%	28.10%	$12,810	$181
8	47.75%	1.44%	32.66%	$13,266	$188
9	55.13%	1.44%	37.39%	$13,739	$194
10	62.89%	1.44%	42.28%	$14,228	$201

Total Gain After Fees & Expenses				$4,228
Total Annual Fees & Expenses					$1,698

36

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.40%	3.60%	$10,360	$143
2	10.25%	1.54%	7.18%	$10,718	$163
3	15.76%	1.54%	10.89%	$11,089	$168
4	21.55%	1.54%	14.72%	$11,472	$174
5	27.63%	1.54%	18.69%	$11,869	$180
6	34.01%	1.54%	22.79%	$12,279	$186
7	40.71%	1.54%	27.04%	$12,704	$193
8	47.75%	1.54%	31.43%	$13,143	$199
9	55.13%	1.54%	35.97%	$13,597	$206
10	62.89%	1.54%	40.67%	$14,067	$213

Total Gain After Fees & Expenses				$4,067
Total Annual Fees & Expenses					$1,825

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.80%	4.20%	$10,420	$82
2	10.25%	0.85%	8.52%	$10,852	$90
3	15.76%	0.85%	13.03%	$11,303	$94
4	21.55%	0.85%	17.72%	$11,772	$98
5	27.63%	0.85%	22.60%	$12,260	$102
6	34.01%	0.85%	27.69%	$12,769	$106
7	40.71%	0.85%	32.99%	$13,299	$111
8	47.75%	0.85%	38.51%	$13,851	$115
9	55.13%	0.85%	44.26%	$14,426	$120
10	62.89%	0.85%	50.25%	$15,025	$125

Total Gain After Fees & Expenses				$5,025
Total Annual Fees & Expenses					$1,043

37

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.65%	3.35%	$10,335	$168
2	10.25%	1.79%	6.66%	$10,666	$188
3	15.76%	1.79%	10.09%	$11,009	$194
4	21.55%	1.79%	13.62%	$11,362	$201
5	27.63%	1.79%	17.26%	$11,726	$207
6	34.01%	1.79%	21.02%	$12,102	$214
7	40.71%	1.79%	24.90%	$12,490	$220
8	47.75%	1.79%	28.91%	$12,891	$228
9	55.13%	1.79%	33.04%	$13,304	$235
10	62.89%	1.79%	37.31%	$13,731	$242

Total Gain After Fees & Expenses				$3,731
Total Annual Fees & Expenses					$2,097

38

[On side panel:Ticker symbols:Class Z – OBHGX

Advisor Class – OBGWX
Institutional Class – OIGHX
Class R – ORGHX]

Old Mutual Growth Fund

Morningstar Category: Mid-Cap Growth

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. While the Fund may invest in both small and mid-cap companies, the Fund primarily invests in mid-cap companies. Equity securities in which the Fund may invest include common stocks and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies, and to a lesser extent, small-cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns

39

compare to those of unmanaged securities indexes. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	(3.35)%
1998	0.59%
1999	92.45%
2000	(22.99)%
2001	(34.53)%
2002	(30.35)%
2003	25.60%
2004	7.69%
2005	11.21%
2006	7.36%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 4.37%.

Best Quarter:	Q4 1999	64.55%
Worst Quarter:	Q4 2000	(32.58)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Russell Mid-Cap Growth Index and S&P MidCap 400 Index. The unmanaged Russell Mid-Cap Growth Index measures the performance of those securities in the Russell Mid-Cap Index with greater than average growth characteristics. The S&P MidCap 400 Index is a widely recognized, unmanaged mid-cap index of 400 domestic stocks chosen for their market capitalization, liquidity and industry group representations. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	12/19/85

Before Taxes		7.36%	2.38%	0.59%

After Taxes on Distributions		7.36%	2.38%	0.18%

After Taxes on Distributions

40

and Sale of Fund Shares*		4.78%	2.04%	0.50%

Advisor Class	8/16/96

Before Taxes		7.12%	2.11%	0.34%

Russell Mid-Cap Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		10.66%	8.22%	8.62%

S&P MidCap 400 Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		10.32%	10.89%	13.47%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

41

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%(2)	0.80%(2)	0.80%(2)	0.80%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.53%	6.80%	0.10%(2)	0.36%(2)
Total Annual Operating Expenses	1.33%	7.85%	0.90%	1.66%
Expense (Reduction)/Recoupment	(0.23)%	(6.50)%	0.00%	(0.06)%
Net Annual Operating Expenses	1.10%(3)	1.35%(3)	0.90%(3)	1.60%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.10%, 1.35%, 0.95% and 1.60% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.875% for each class and class level expenses are limited to 0.225%, 0.475%, 0.075% and 0.725% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the

42

time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$112	$399	$707	$1,583
Advisor Class	$137	$771	$1,431	$3,201
Institutional Class	$92	$288	$500	$1,110
Class R	$163	$518	$897	$1,962

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.10%	3.90%	$10,390	$112
2	10.25%	1.33%	7.71%	$10,771	$141
3	15.76%	1.33%	11.67%	$11,167	$146
4	21.55%	1.33%	15.76%	$11,576	$151
5	27.63%	1.33%	20.01%	$12,001	$157
6	34.01%	1.33%	24.42%	$12,442	$163
7	40.71%	1.33%	28.98%	$12,898	$169
8	47.75%	1.33%	33.72%	$13,372	$175
9	55.13%	1.33%	38.62%	$13,862	$181
10	62.89%	1.33%	43.71%	$14,371	$188

Total Gain After Fees & Expenses				$4,371
Total Annual Fees & Expenses					$1,583

43

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	3.65%	$10,365	$137
2	10.25%	3.00%	5.72%	$10,572	$314
3	15.76%	3.00%	7.84%	$10,784	$320
4	21.55%	3.00%	9.99%	$10,999	$327
5	27.63%	3.00%	12.19%	$11,219	$333
6	34.01%	3.00%	14.44%	$11,444	$340
7	40.71%	3.00%	16.73%	$11,673	$347
8	47.75%	3.00%	19.06%	$11,906	$354
9	55.13%	3.00%	21.44%	$12,144	$361
10	62.89%	3.00%	23.87%	$12,387	$368

Total Gain After Fees & Expenses				$2,387
Total Annual Fees & Expenses					$3,201

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.90%	4.10%	$10,410	$92
2	10.25%	0.90%	8.37%	$10,837	$96
3	15.76%	0.90%	12.81%	$11,281	$100
4	21.55%	0.90%	17.44%	$11,744	$104
5	27.63%	0.90%	22.25%	$12,225	$108
6	34.01%	0.90%	27.26%	$12,726	$112
7	40.71%	0.90%	32.48%	$13,248	$117
8	47.75%	0.90%	37.91%	$13,791	$122
9	55.13%	0.90%	43.57%	$14,357	$127
10	62.89%	0.90%	49.45%	$14,945	$132

Total Gain After Fees & Expenses				$4,945
Total Annual Fees & Expenses					$1,110

44

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.60%	3.40%	$10,340	$163
2	10.25%	1.66%	6.85%	$10,685	$175
3	15.76%	1.66%	10.42%	$11,042	$180
4	21.55%	1.66%	14.11%	$11,411	$186
5	27.63%	1.66%	17.92%	$11,792	$193
6	34.01%	1.66%	21.86%	$12,186	$199
7	40.71%	1.66%	25.92%	$12,592	$206
8	47.75%	1.66%	30.13%	$13,013	$213
9	55.13%	1.66%	34.47%	$13,447	$220
10	62.89%	1.66%	38.96%	$13,896	$227

Total Gain After Fees & Expenses				$3,896
Total Annual Fees & Expenses					$1,962

45

[On side panel:Ticker symbols:Class Z – OBRTX

Advisor Class – OBRAX
Institutional Class – OIHRX
Class R – ORHRX]

Old Mutual Heitman REIT Fund

Morningstar Category: Specialty – Real Estate	Sub-Advisor: Heitman Real Estate Securities, LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with a high total return consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”). Heitman, the Fund’s Sub-Advisor, considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. The equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: REITs

A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is generally not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: interest rate changes or market recessions; over-building in one particular area, changes in zoning laws, or changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents.

REITs Risk. REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns

46

compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	21.12%
1998	(15.12)%
1999	(1.16)%
2000	24.90%
2001	10.41%
2002	2.60%
2003	36.24%
2004	34.96%
2005	12.32%
2006	31.96%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 2.66%.

Best Quarter:	Q4 2004	16.11%
Worst Quarter:	Q3 2002	(11.00)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Dow Jones Wilshire Real Estate Securities Index and the S&P 500® Index. The Dow Jones Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	3/13/89

Before Taxes		31.96%	22.83%	14.63%

After Taxes on Distributions		29.17%	19.76%	11.44%

After Taxes on Distributions
and Sale of Fund Shares		22.59%	18.49%	10.97%

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Advisor Class*/**	5/15/95

Before Taxes		31.56%	22.52%	14.20%

Dow Jones Wilshire Real Estate Securities Index (float adjusted)

(Reflects No Deduction for
Fees, Expenses or Taxes)		35.86%	24.07%	15.05%

S&P 500® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		15.80%	6.19%	8.42%

*	Data includes performance of a predecessor fund, whose inception date was May 15, 1995 for the Advisor Class.
**

The Advisor Class of the Fund’s predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The Old Mutual Heitman REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The returns for the Advisor Class after December 14, 2001 reflect the 0.25% 12b-1 fee.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)

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Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%(2)	0.90%(2)	0.90%(2)	0.90%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.40%	0.39%	0.08%(2)	0.29%(2)
Total Annual Operating Expenses	1.30%	1.54%	0.98%	1.69%
Expense (Reduction)/Recoupment	(0.05)%	(0.04)%	(0.03)%	(0.02)%
Net Annual Operating Expenses	1.25%(3)	1.50%(3)	0.95%(3)	1.67%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.25%, 1.50%, 0.95% and 1.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.30%, 0.55%, 0.00% and 0.80% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

49

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$406	$707	$1,563
Advisor Class	$153	$483	$837	$1,833
Institutional Class	$97	$309	$538	$1,195
Class R	$170	$531	$917	$1,997

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.30%	7.59%	$10,759	$137
3	15.76%	1.30%	11.57%	$11,157	$142
4	21.55%	1.30%	15.70%	$11,570	$148
5	27.63%	1.30%	19.98%	$11,998	$153
6	34.01%	1.30%	24.42%	$12,442	$159
7	40.71%	1.30%	29.02%	$12,902	$165
8	47.75%	1.30%	33.79%	$13,379	$171
9	55.13%	1.30%	38.75%	$13,875	$177
10	62.89%	1.30%	43.88%	$14,388	$184

Total Gain After Fees & Expenses				$4,388
Total Annual Fees & Expenses					$1,563

50

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	3.50%	$10,350	$153
2	10.25%	1.54%	7.08%	$10,708	$162
3	15.76%	1.54%	10.79%	$11,079	$168
4	21.55%	1.54%	14.62%	$11,462	$174
5	27.63%	1.54%	18.59%	$11,859	$180
6	34.01%	1.54%	22.69%	$12,269	$186
7	40.71%	1.54%	26.93%	$12,693	$192
8	47.75%	1.54%	31.33%	$13,133	$199
9	55.13%	1.54%	35.87%	$13,587	$206
10	62.89%	1.54%	40.57%	$14,057	$213

Total Gain After Fees & Expenses				$4,057
Total Annual Fees & Expenses					$1,833

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	0.98%	8.24%	$10,824	$104
3	15.76%	0.98%	12.59%	$11,259	$108
4	21.55%	0.98%	17.12%	$11,712	$112
5	27.63%	0.98%	21.83%	$12,183	$117
6	34.01%	0.98%	26.73%	$12,673	$121
7	40.71%	0.98%	31.83%	$13,183	$126
8	47.75%	0.98%	37.13%	$13,713	$131
9	55.13%	0.98%	42.65%	$14,265	$137
10	62.89%	0.98%	48.39%	$14,839	$142

Total Gain After Fees & Expenses				$4,839
Total Annual Fees & Expenses					$1,195

51

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.67%	3.33%	$10,333	$170
2	10.25%	1.69%	6.75%	$10,675	$178
3	15.76%	1.69%	10.28%	$11,028	$183
4	21.55%	1.69%	13.93%	$11,393	$190
5	27.63%	1.69%	17.70%	$11,770	$196
6	34.01%	1.69%	21.60%	$12,160	$202
7	40.71%	1.69%	25.62%	$12,562	$209
8	47.75%	1.69%	29.78%	$12,978	$216
9	55.13%	1.69%	34.08%	$13,408	$223
10	62.89%	1.69%	38.51%	$13,851	$230

Total Gain After Fees & Expenses				$3,851
Total Annual Fees & Expenses					$1,997

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[On side panel:Ticker symbols:Class Z – OLCVX

Advisor Class – OBLWX
Institutional Class – OILCX
Class R – ORLAX]

Old Mutual Large Cap Fund

Morningstar Category: Large Core	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. Current income is a secondary objective. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies. For purposes of this Fund, large cap companies are those companies with market capitalizations similar to the companies in the S&P 500® Index. As of February 28, 2007, the range of the S&P 500® Index was $1.4 billion to $418 billion. The market capitalization of the companies in the Fund’s portfolio and the S&P 500® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The Fund normally expects to maintain an average market capitalization of at least $10 billion. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

53

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	25.62%
1998	34.74%
1999	11.06%
2000	23.97%
2001	(1.41)%
2002	(24.45)%
2003	19.12%
2004	6.78%
2005	1.92%
2006	22.37%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was (1.73)%.

Best Quarter:	Q4 1998	28.21%
Worst Quarter:	Q3 2002	(21.27)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the S&P 500® Index, a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

				Past
				10 Years or
	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception+
Class Z	12/31/96

Before Taxes		22.37%	3.69%	10.66%

After Taxes on Distributions		22.25%	3.46%	8.48%

After Taxes on Distributions
and Sale of Fund Shares		14.54%	3.05%	7.95%

Advisor Class	12/29/00

Before Taxes		22.07%	3.41%	2.54%

S&P 500® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		15.80%	6.19%	8.42%

54

+	Returns are for past 10 years or since inception, whichever is less. Index return is for past 10 years.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%(2)	0.75%(2)	0.75%(2)	0.75%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.47%	1.34%	0.08%(2)	0.37%(2)
Total Annual Operating Expenses	1.22%	2.34%	0.83%	1.62%
Expense (Reduction)/Recoupment	(0.07)%	(0.94)%	0.00%	0.00%
Net Annual Operating Expenses	1.15%(3)	1.40%(3)	0.83%(3)	1.62%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has

55

contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.15%, 1.40%, 0.85% and 1.65% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.81% for each class and class level expenses are limited to 0.34%, 0.59%, 0.04% and 0.84% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$117	$380	$663	$1,470
Advisor Class	$143	$641	$1,166	$2,605
Institutional Class	$84	$263	$457	$1,019
Class R	$165	$511	$881	$1,922

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

56

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.15%	3.85%	$10,385	$117
2	10.25%	1.22%	7.78%	$10,778	$129
3	15.76%	1.22%	11.85%	$11,185	$134
4	21.55%	1.22%	16.08%	$11,608	$139
5	27.63%	1.22%	20.47%	$12,047	$144
6	34.01%	1.22%	25.02%	$12,502	$150
7	40.71%	1.22%	29.74%	$12,974	$155
8	47.75%	1.22%	34.65%	$13,465	$161
9	55.13%	1.22%	39.74%	$13,974	$167
10	62.89%	1.22%	45.02%	$14,502	$174

Total Gain After Fees & Expenses				$4,502
Total Annual Fees & Expenses					$1,470

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.40%	3.60%	$10,360	$143
2	10.25%	2.34%	6.36%	$10,636	$246
3	15.76%	2.34%	9.18%	$10,918	$252
4	21.55%	2.34%	12.09%	$11,209	$259
5	27.63%	2.34%	15.07%	$11,507	$266
6	34.01%	2.34%	18.13%	$11,813	$273
7	40.71%	2.34%	21.27%	$12,127	$280
8	47.75%	2.34%	24.50%	$12,450	$288
9	55.13%	2.34%	27.81%	$12,781	$295
10	62.89%	2.34%	31.21%	$13,121	$303

Total Gain After Fees & Expenses				$3,121
Total Annual Fees & Expenses					$2,605

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.83%	4.17%	$10,417	$84
2	10.25%	0.83%	8.52%	$10,852	$88
3	15.76%	0.83%	13.05%	$11,305	$91
4	21.55%	0.83%	17.77%	$11,777	$95
5	27.63%	0.83%	22.69%	$12,269	$99
6	34.01%	0.83%	27.81%	$12,781	$103
7	40.71%	0.83%	33.14%	$13,314	$108
8	47.75%	0.83%	38.70%	$13,870	$112
9	55.13%	0.83%	44.49%	$14,449	$117
10	62.89%	0.83%	50.52%	$15,052	$122

Total Gain After Fees & Expenses				$5,052
Total Annual Fees & Expenses					$1,019

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.62%	3.38%	$10,338	$165
2	10.25%	1.62%	6.87%	$10,687	$170
3	15.76%	1.62%	10.48%	$11,048	$176
4	21.55%	1.62%	14.22%	$11,422	$182
5	27.63%	1.62%	18.08%	$11,808	$188
6	34.01%	1.62%	22.07%	$12,207	$195
7	40.71%	1.62%	26.19%	$12,619	$201
8	47.75%	1.62%	30.46%	$13,046	$208
9	55.13%	1.62%	34.87%	$13,487	$215
10	62.89%	1.62%	39.42%	$13,942	$222

Total Gain After Fees & Expenses				$3,942
Total Annual Fees & Expenses					$1,922

57

[On side panel:	Ticker symbols:	Class Z – OBHLX
Advisor Class – OBLAX
Institutional Class – OIGGX
Class R – ORGGX]

Old Mutual Large Cap Growth Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this Fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000® Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	22.36%
1998	30.42%
1999	67.06%
2000	(0.18)%
2001	(28.52)%
2002	(28.80)%
2003	30.25%
2004	8.76%
2005	4.43%
2006	5.29%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.34%.

Best Quarter:	Q4 1999	59.55%
Worst Quarter:	Q4 2000	(22.74)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

				Past
				10 Years
	Inception	Past	Past	or Since
	Date	1 Year	5 Years	Inception +
Class Z	4/5/95

Before Taxes		5.29%	2.09%	7.75%

After Taxes on Distributions		5.29%	2.09%	6.86%

After Taxes on Distributions
and Sale of Fund Shares		3.44%	1.79%	6.55%

Advisor Class	12/29/00

Before Taxes		4.99%	1.83%	(4.04)%

Russell 1000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		9.07%	2.69%	5.44%

+	Returns are for past 10 years or since inception, whichever is less. Index return is for past 10 years.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.85%(2)	0.85%(2)	0.85%(2)	0.85%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.58%	1.62%	0.08%(2)	0.36%(2)
Total Annual Operating Expenses	1.43%	2.72%	0.93%	1.71%
Expense (Reduction)/Recoupment	(0.18)%	(1.22)%	0.00%	0.00%
Net Annual Operating Expenses	1.25%(3)	1.50%(3)	0.93%(3)	1.71%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.25%, 1.50%, 0.95% and 1.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.92% for each class and class level expenses are limited to 0.33%, 0.58%, 0.03% and 0.83% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$434	$764	$1,697
Advisor Class	$153	$729	$1,332	$2,963
Institutional Class	$95	$297	$516	$1,146
Class R	$174	$540	$930	$2,023

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.43%	7.45%	$10,745	$151
3	15.76%	1.43%	11.29%	$11,129	$156
4	21.55%	1.43%	15.26%	$11,526	$162
5	27.63%	1.43%	19.38%	$11,938	$168
6	34.01%	1.43%	23.64%	$12,364	$174
7	40.71%	1.43%	28.05%	$12,805	$180
8	47.75%	1.43%	32.63%	$13,263	$186
9	55.13%	1.43%	37.36%	$13,736	$193
10	62.89%	1.43%	42.26%	$14,226	$200

Total Gain After Fees & Expenses				$4,226
Total Annual Fees & Expenses					$1,697

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	3.50%	$10,350	$153
2	10.25%	2.72%	5.86%	$10,586	$285
3	15.76%	2.72%	8.27%	$10,827	$291
4	21.55%	2.72%	10.74%	$11,074	$298
5	27.63%	2.72%	13.27%	$11,327	$305
6	34.01%	2.72%	15.85%	$11,585	$312
7	40.71%	2.72%	18.49%	$11,849	$319
8	47.75%	2.72%	21.19%	$12,119	$326
9	55.13%	2.72%	23.96%	$12,396	$333
10	62.89%	2.72%	26.78%	$12,678	$341

Total Gain After Fees & Expenses				$2,678
Total Annual Fees & Expenses					$2,963

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.93%	4.07%	$10,407	$95
2	10.25%	0.93%	8.30%	$10,830	$99
3	15.76%	0.93%	12.71%	$11,271	$103
4	21.55%	0.93%	17.29%	$11,729	$107
5	27.63%	0.93%	22.06%	$12,206	$112
6	34.01%	0.93%	27.03%	$12,703	$116
7	40.71%	0.93%	32.19%	$13,219	$121
8	47.75%	0.93%	37.57%	$13,757	$126
9	55.13%	0.93%	43.16%	$14,316	$131
10	62.89%	0.93%	48.99%	$14,899	$136

Total Gain After Fees & Expenses				$4,899
Total Annual Fees & Expenses					$1,146

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.71%	3.29%	$10,329	$174
2	10.25%	1.71%	6.68%	$10,668	$180
3	15.76%	1.71%	10.19%	$11,019	$186
4	21.55%	1.71%	13.81%	$11,381	$192
5	27.63%	1.71%	17.55%	$11,755	$198
6	34.01%	1.71%	21.42%	$12,142	$205
7	40.71%	1.71%	25.41%	$12,541	$211
8	47.75%	1.71%	29.53%	$12,953	$218
9	55.13%	1.71%	33.79%	$13,379	$226
10	62.89%	1.71%	38.18%	$13,818	$233

Total Gain After Fees & Expenses				$3,818
Total Annual Fees & Expenses					$2,023

[On side panel:Ticker symbols:Class Z – OLCPX

Advisor Class – OLTAX
Institutional Class – OILLX
Class R – ORLLX]

Old Mutual Large Cap Growth Concentrated Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund, a non-diversified fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects. For purposes of this Fund, large cap companies are those companies with market capitalizations within the market capitalization range of those companies in the Russell 1000® Growth Index. As of February 28, 2007, the Russell 1000® Growth Index included companies with market capitalizations between $1.3 billion and $411 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 1000® Growth Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Each Sub-Advisor will invest the portion of the Fund it manages in not more than 40 large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s NAV and total return than a diversified fund. The Fund’s share prices may also be more volatile than those of diversified fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	32.96%
1998	67.83%
1999	102.94%
2000	(22.08)%
2001	(35.36)%
2002	(31.43)%
2003	32.95%
2004	7.41%
2005	5.33%
2006	7.68%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.05%.

Best Quarter:	Q4 1999	75.65%
Worst Quarter:	Q4 2000	(33.11)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Russell 1000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

Past
10 Years or
Inception	Past	Past	Since
Date	1 Year	5 Years	Inception+

Class Z	11/29/96

Before Taxes		7.68%	2.12%	9.74%

After Taxes on Distributions		7.68%	2.12%	8.85%

After Taxes on Distributions
and Sale of Fund Shares		4.99%	1.81%	8.48%

Advisor Class	12/29/00

Before Taxes		7.41%	1.87%	(5.60)%

Russell 1000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		9.07%	2.69%	5.44%

+	Returns are for past 10 years or since inception, whichever is less. Index return is for past 10 years.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.90%(2)	0.90%(2)	0.90%(2)	0.90%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.61%	3.90%	0.07%(2)	0.38%(2)
Total Annual Operating Expenses	1.51%	5.05%	0.97%	1.78%
Expense (Reduction)/Recoupment	(0.26)%	(3.55)%	(0.02)%	(0.03)%
Net Annual Operating Expenses	1.25%(3)	1.50%(3)	0.95%(3)	1.75%(3)
(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.25%, 1.50%, 0.95% and 1.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.30%, 0.55%, 0.00% and 0.80% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5%

return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$451	$799	$1,780
Advisor Class	$153	$787	$1,446	$3,211
Institutional Class	$97	$308	$536	$1,192
Class R	$178	$556	$960	$2,088

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.51%	7.37%	$10,737	$159
3	15.76%	1.51%	11.12%	$11,112	$165
4	21.55%	1.51%	15.00%	$11,500	$171
5	27.63%	1.51%	19.01%	$11,901	$177
6	34.01%	1.51%	23.16%	$12,316	$183
7	40.71%	1.51%	27.46%	$12,746	$189
8	47.75%	1.51%	31.91%	$13,191	$196
9	55.13%	1.51%	36.51%	$13,651	$203
10	62.89%	1.51%	41.28%	$14,128	$210

Total Gain After Fees & Expenses				$4,128
Total Annual Fees & Expenses					$1,780

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	3.50%	$10,350	$153
2	10.25%	3.00%	5.57%	$10,557	$314
3	15.76%	3.00%	7.68%	$10,768	$320
4	21.55%	3.00%	9.84%	$10,984	$326
5	27.63%	3.00%	12.03%	$11,203	$333
6	34.01%	3.00%	14.27%	$11,427	$339
7	40.71%	3.00%	16.56%	$11,656	$346
8	47.75%	3.00%	18.89%	$11,889	$353
9	55.13%	3.00%	21.27%	$12,127	$360
10	62.89%	3.00%	23.69%	$12,369	$367

Total Gain After Fees & Expenses				$2,369
Total Annual Fees & Expenses					$3,211

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	0.97%	8.24%	$10,824	$103
3	15.76%	0.97%	12.60%	$11,260	$108
4	21.55%	0.97%	17.13%	$11,713	$112
5	27.63%	0.97%	21.85%	$12,185	$116
6	34.01%	0.97%	26.75%	$12,675	$121
7	40.71%	0.97%	31.85%	$13,185	$126
8	47.75%	0.97%	37.16%	$13,716	$131
9	55.13%	0.97%	42.69%	$14,269	$136
10	62.89%	0.97%	48.43%	$14,843	$142

Total Gain After Fees & Expenses				$4,843
Total Annual Fees & Expenses					$1,192

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.75%	3.25%	$10,325	$178
2	10.25%	1.78%	6.58%	$10,658	$186
3	15.76%	1.78%	10.01%	$11,001	$192
4	21.55%	1.78%	13.56%	$11,356	$199
5	27.63%	1.78%	17.22%	$11,722	$205
6	34.01%	1.78%	21.00%	$12,100	$212
7	40.71%	1.78%	24.90%	$12,490	$218
8	47.75%	1.78%	28.92%	$12,892	$225
9	55.13%	1.78%	33.08%	$13,308	$233
10	62.89%	1.78%	37.37%	$13,737	$240

Total Gain After Fees & Expenses				$3,737
Total Annual Fees & Expenses					$2,088

[On side panel:Ticker symbols:Class Z – OBMEX

Advisor Class – OZZAX
Institutional Class – OIMMX
Class R – ORMMX]

Old Mutual Mid-Cap Fund

Morningstar Category: Mid-Cap Core	Sub-Advisor: Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies. For purposes of this Fund, mid-cap companies are those companies with market capitalizations similar to the companies in the S&P MidCap 400 Index. As of February 28, 2007, the S&P MidCap 400 Index included companies with market capitalizations between $479 million and $12 billion. The market capitalization of the companies in the Fund’s portfolio and the S&P MidCap 400 Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies and also may invest in small-cap companies. While small-cap companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1998	27.84%
1999	21.72%
2000	26.17%
2001	7.79%
2002	(19.79)%
2003	34.53%
2004	18.01%
2005	6.41%
2006	13.32%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.93%.

Best Quarter:	Q4 1998	30.07%
Worst Quarter:	Q3 2001	(18.53)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the S&P MidCap 400 Index, a widely recognized unmanaged index that measures the performance of 400 mid-cap stocks. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	4/30/97

Before Taxes		13.32%	8.96%	17.10%

After Taxes on Distributions		8.39%	7.26%	13.47%

After Taxes on Distributions
and Sale of Fund Shares*		12.16%	7.25%	13.03%

Advisor Class	10/31/01

Before Taxes		13.00%	8.68	11.26%

S&P MidCap 400 Index	4/30/97

(Reflects No Deduction for

Fees, Expenses or Taxes)	10.32%	10.89%	13.83%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(2)	0.95%(2)	0.95%(2)	0.95%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.43%	0.41%	0.07%(2)	0.30%(2)
Total Annual Operating Expenses	1.38%	1.61%	1.02%	1.75%
Expense (Reduction)/Recoupment	(0.18)%	(0.16)%	(0.02)%	(0.05)%
Net Annual Operating Expenses	1.20%(3)	1.45%(3)	1.00%(3)	1.70%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.20%, 1.45%, 1.00% and 1.70% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.00% for each class and class level expenses are limited to 0.20%, 0.45%, 0.00% and 0.70% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$122	$419	$738	$1,642
Advisor Class	$148	$493	$861	$1,897
Institutional Class	$102	$323	$562	$1,248
Class R	$173	$547	$946	$2,062

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.20%	3.80%	$10,380	$122
2	10.25%	1.38%	7.56%	$10,756	$146
3	15.76%	1.38%	11.45%	$11,145	$151
4	21.55%	1.38%	15.49%	$11,549	$157
5	27.63%	1.38%	19.67%	$11,967	$162
6	34.01%	1.38%	24.00%	$12,400	$168
7	40.71%	1.38%	28.49%	$12,849	$174
8	47.75%	1.38%	33.14%	$13,314	$181
9	55.13%	1.38%	37.96%	$13,796	$187
10	62.89%	1.38%	42.95%	$14,295	$194

Total Gain After Fees & Expenses				$4,295
Total Annual Fees & Expenses					$1,642

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.45%	3.55%	$10,355	$148
2	10.25%	1.61%	7.06%	$10,706	$170
3	15.76%	1.61%	10.69%	$11,069	$175
4	21.55%	1.61%	14.44%	$11,444	$181
5	27.63%	1.61%	18.32%	$11,832	$187
6	34.01%	1.61%	22.33%	$12,233	$194
7	40.71%	1.61%	26.48%	$12,648	$200
8	47.75%	1.61%	30.77%	$13,077	$207
9	55.13%	1.61%	35.20%	$13,520	$214
10	62.89%	1.61%	39.78%	$13,978	$221

Total Gain After Fees & Expenses				$3,978
Total Annual Fees & Expenses					$1,897

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.00%	4.00%	$10,400	$102
2	10.25%	1.02%	8.14%	$10,814	$108
3	15.76%	1.02%	12.44%	$11,244	$113
4	21.55%	1.02%	16.91%	$11,691	$117
5	27.63%	1.02%	21.56%	$12,156	$122
6	34.01%	1.02%	26.40%	$12,640	$127
7	40.71%	1.02%	31.43%	$13,143	$132
8	47.75%	1.02%	36.66%	$13,666	$137
9	55.13%	1.02%	42.10%	$14,210	$142
10	62.89%	1.02%	47.75%	$14,775	$148

Total Gain After Fees & Expenses				$4,775
Total Annual Fees & Expenses					$1,248

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.70%	3.30%	$10,330	$173
2	10.25%	1.75%	6.65%	$10,665	$184
3	15.76%	1.75%	10.12%	$11,012	$190
4	21.55%	1.75%	13.69%	$11,369	$196
5	27.63%	1.75%	17.38%	$11,738	$203
6	34.01%	1.75%	21.19%	$12,119	$209
7	40.71%	1.75%	25.12%	$12,512	$216
8	47.75%	1.75%	29.19%	$12,919	$223
9	55.13%	1.75%	33.38%	$13,338	$230
10	62.89%	1.75%	37.71%	$13,771	$238

Total Gain After Fees & Expenses				$3,771
Total Annual Fees & Expenses					$2,062

[On side panel:Ticker symbols:Class Z – OBHEX

Advisor Class – OAGSX
Institutional Class – OIGSX
Class R – ORGSX]

Old Mutual Select Growth Fund

Morningstar Category: Large Growth

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Fund, seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with favorable growth prospects. Each Sub-Advisor will invest its portion of the Fund in not more than 40 companies. While the Fund may invest in companies of any market capitalization, the Fund generally invests in large-cap companies. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s growth style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Fund may invest in small-cap or mid-cap growth companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Fund was managed by an investment advisor different than the Fund’s current Advisor and Sub-Advisors and the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future. Prior to February 10, 2007, the Fund was co-managed by a sub-advisor other than Ashfield and the Fund’s performance prior to that date may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	6.84%
1998	19.02%
1999	160.89%
2000	(24.55)%
2001	(40.84)%
2002	(33.95)%
2003	30.23%
2004	6.72%
2005	4.24%
2006	7.54%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.83%.

Best Quarter:	Q4 1999	130.62%
Worst Quarter:	Q4 2000	(43.15)%

The table below compares the average annual total return information for Class Z shares to the Russell 3000® Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Performance for Advisor Class, Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	4/5/95

Before Taxes		7.54%	0.58%	4.30%

After Taxes on Distributions		7.54%	0.58%	3.82%

After Taxes on Distributions and

Sale of Fund Shares	4.90%	0.49%	3.69%

Russell 3000® Growth Index

(Reflects No Deduction for
Fees, Expenses or Taxes)	9.46%	3.02%	5.34%

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%(2)	0.90%(2)	0.90%(2)	0.90%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.71%	0.43%(2)	0.08%(2)	0.43%(2)
Total Annual Operating Expenses	1.61%	1.58%	0.98%	1.83%
Expense (Reduction)/Recoupment	(0.36)%	(0.08)%	(0.03)%	(0.08)%
Net Annual Operating Expenses	1.25%(3)	1.50%(3)	0.95%(3)	1.75%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Advisor Class, Institutional Class, and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.25%, 1.50%, 0.95% and 1.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.95% for each class and class level expenses are limited to 0.30%, 0.55%, 0.00% and 0.80% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$473	$843	$1,882
Advisor Class	$153	$491	$853	$1,873
Institutional Class	$97	$309	$539	$1,200
Class R	$178	$568	$983	$2,142

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.61%	7.27%	$10,727	$170
3	15.76%	1.61%	10.90%	$11,090	$176
4	21.55%	1.61%	14.66%	$11,466	$182
5	27.63%	1.61%	18.55%	$11,855	$188
6	34.01%	1.61%	22.57%	$12,257	$194
7	40.71%	1.61%	26.72%	$12,672	$201
8	47.75%	1.61%	31.02%	$13,102	$207
9	55.13%	1.61%	35.46%	$13,546	$215
10	62.89%	1.61%	40.05%	$14,005	$222

Total Gain After Fees & Expenses				$4,005
Total Annual Fees & Expenses					$1,882

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	3.50%	$10,350	$153
2	10.25%	1.58%	7.04%	$10,704	$166
3	15.76%	1.58%	10.70%	$11,070	$172
4	21.55%	1.58%	14.48%	$11,448	$178
5	27.63%	1.58%	18.40%	$11,840	$184
6	34.01%	1.58%	22.45%	$12,245	$190
7	40.71%	1.58%	26.63%	$12,663	$197
8	47.75%	1.58%	30.96%	$13,096	$204
9	55.13%	1.58%	35.44%	$13,544	$211
10	62.89%	1.58%	40.07%	$14,007	$218

Total Gain After Fees & Expenses				$4,007
Total Annual Fees & Expenses					$1,873

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	0.98%	8.23%	$10,823	$104
3	15.76%	0.98%	12.58%	$11,258	$108
4	21.55%	0.98%	17.10%	$11,710	$113
5	27.63%	0.98%	21.81%	$12,181	$117
6	34.01%	0.98%	26.70%	$12,670	$122
7	40.71%	0.98%	31.79%	$13,179	$127
8	47.75%	0.98%	37.08%	$13,708	$132
9	55.13%	0.98%	42.59%	$14,259	$137
10	62.89%	0.98%	48.32%	$14,832	$143

Total Gain After Fees & Expenses				$4,832
Total Annual Fees & Expenses					$1,200

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.75%	3.25%	$10,325	$178
2	10.25%	1.83%	6.52%	$10,652	$192
3	15.76%	1.83%	9.90%	$10,990	$198
4	21.55%	1.83%	13.38%	$11,338	$204
5	27.63%	1.83%	16.98%	$11,698	$211
6	34.01%	1.83%	20.68%	$12,068	$218
7	40.71%	1.83%	24.51%	$12,451	$224
8	47.75%	1.83%	28.45%	$12,845	$232
9	55.13%	1.83%	32.53%	$13,253	$239
10	62.89%	1.83%	36.73%	$13,673	$246

Total Gain After Fees & Expenses				$3,673
Total Annual Fees & Expenses					$2,142

[On side panel:Ticker symbols:Class Z – OBSWX

Advisor Class – OVAAX
Institutional Class – OICSX
Class R – ORSCX]

Old Mutual Small Cap Fund

Morningstar Category: Small Blend

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. As of January 1, 2006, certain of the Fund’s assets began to be managed by a Sub-Advisor different than the Fund’s former advisor, and the Fund’s former advisor became a Sub-Advisor to the Fund. As a result, the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1998	1.13%
1999	18.63%
2000	32.87%
2001	4.93%
2002	(31.98)%
2003	38.82%
2004	15.60%
2005	2.04%
2006	16.70%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 3.99%.

Best Quarter:	Q4 2001	25.70%
Worst Quarter:	Q3 2002	(22.04)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Russell 2000® Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small-cap stocks. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	4/30/97

Before Taxes		16.70%	5.39%	12.64%

After Taxes on Distributions		16.70%	5.39%	11.91%

After Taxes on Distributions
and Sale of Fund Shares		10.86%	4.65%	10.80%

Advisor Class	12/29/00

Before Taxes		16.41%	5.14%	5.06%

Russell 2000® Index	4/30/97

(Reflects No Deduction for
Fees, Expenses or Taxes)		18.37%	11.39%	10.34%

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%(2)	1.00%(2)	1.00%(2)	1.00%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.67%	69.64%	0.11%(2)	0.44%(2)
Total Annual Operating Expenses	1.67%	70.89%	1.11%	1.94%
Expense (Reduction)/Recoupment	(0.42)%	(69.39)%	(0.01)%	(0.19)%
Net Annual Operating Expenses	1.25%(3)	1.50%(3)	1.10%(3)	1.75%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.25%, 1.50%, 1.10% and 1.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.15%, 0.40%, 0.00% and 0.65% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment as described in footnote 3 to the Fees and Expenses Table above. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$485	$867	$1,940
Advisor Class	$153	$787	$1,446	$3,211
Institutional Class	$112	$352	$611	$1,353
Class R	$178	$590	$1,028	$2,247

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.25%	3.75%	$10,375	$127
2	10.25%	1.67%	7.20%	$10,720	$176
3	15.76%	1.67%	10.77%	$11,077	$182
4	21.55%	1.67%	14.46%	$11,446	$188
5	27.63%	1.67%	18.28%	$11,828	$194
6	34.01%	1.67%	22.21%	$12,221	$201
7	40.71%	1.67%	26.28%	$12,628	$207
8	47.75%	1.67%	30.49%	$13,049	$214
9	55.13%	1.67%	34.83%	$13,483	$222
10	62.89%	1.67%	39.32%	$13,932	$229

Total Gain After Fees & Expenses				$3,932
Total Annual Fees & Expenses					$1,940

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.50%	3.50%	$10,350	$153
2	10.25%	3.00%	5.57%	$10,557	$314
3	15.76%	3.00%	7.68%	$10,768	$320
4	21.55%	3.00%	9.84%	$10,984	$326
5	27.63%	3.00%	12.03%	$11,203	$333

6	34.01%	3.00%	14.27%	$11,427	$339
7	40.71%	3.00%	16.56%	$11,656	$346
8	47.75%	3.00%	18.89%	$11,889	$353
9	55.13%	3.00%	21.27%	$12,127	$360
10	62.89%	3.00%	23.69%	$12,369	$367

Total Gain After Fees & Expenses				$2,369
Total Annual Fees & Expenses					$3,211

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.10%	3.90%	$10,390	$112
2	10.25%	1.11%	7.94%	$10,794	$118
3	15.76%	1.11%	12.14%	$11,214	$122
4	21.55%	1.11%	16.50%	$11,650	$127
5	27.63%	1.11%	21.02%	$12,102	$132
6	34.01%	1.11%	25.73%	$12,573	$137
7	40.71%	1.11%	30.62%	$13,062	$143
8	47.75%	1.11%	35.70%	$13,570	$148
9	55.13%	1.11%	40.97%	$14,097	$154
10	62.89%	1.11%	46.45%	$14,645	$160

Total Gain After Fees & Expenses				$4,645
Total Annual Fees & Expenses					$1,353

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.75%	3.25%	$10,325	$178
2	10.25%	1.94%	6.41%	$10,641	$203
3	15.76%	1.94%	9.67%	$10,967	$209
4	21.55%	1.94%	13.03%	$11,303	$216
5	27.63%	1.94%	16.49%	$11,649	$222
6	34.01%	1.94%	20.05%	$12,005	$229
7	40.71%	1.94%	23.73%	$12,373	$236
8	47.75%	1.94%	27.52%	$12,752	$244
9	55.13%	1.94%	31.42%	$13,142	$251
10	62.89%	1.94%	35.44%	$13,544	$259

Total Gain After Fees & Expenses	$3,544
Total Annual Fees & Expenses		$2,247

[On side panel:Ticker symbols:Class Z – OSSCX

Advisor Class – OBSSX
Institutional Class – OISSX
Class R – ORSSX]

Old Mutual Strategic Small Company Fund

Morningstar Category: Small Growth

Sub-Advisors:	Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and

Liberty Ridge Capital, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Index. As of February 28, 2007, the Russell 2000® Index included companies with market capitalizations between $74 million and $3.7 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The Fund’s investments are allocated between companies with growth prospects, companies with value characteristics, and companies that may have growth and value characteristics. Equity securities in which the Fund may invest include common and preferred stocks.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. As of January 1, 2006, certain of the Fund’s assets began to be managed by Sub-Advisors different than the Fund’s former advisor, and the Fund’s former advisor became a Sub-Advisor to the Fund. As a result, the Fund’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	25.67%
1998	2.13%
1999	51.79%
2000	11.89%
2001	(9.97)%
2002	(33.31)%
2003	47.21%
2004	11.21%
2005	5.81%
2006	11.47%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 3.70%.

Best Quarter:	Q4 1999	36.16%
Worst Quarter:	Q3 1998	(23.48)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Russell 2000® Index, a widely recognized, unmanaged index that tracks the performance of 2000 small-cap stocks. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

Past
10 Years or
	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception+
Class Z	12/31/96

Before Taxes		11.47%	5.19%	9.71%

After Taxes on Distributions		6.93%	4.32%	8.05%

After Taxes on Distributions
and Sale of Fund Shares*		12.56%	4.39%	7.77%

Advisor Class

Before Taxes	8/30/02	11.14%	N/A	14.91%

Russell 2000® Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		18.37%	11.39%	9.44%

+	Returns are for past 10 years or since inception, whichever is less. Index return is for past 10 years.
*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(2)	0.95%(2)	0.95%(2)	0.95%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.68%	0.97%	0.14%(2)	0.46%(2)
Total Annual Operating Expenses	1.63%	2.17%	1.09%	1.91%
Expense (Reduction)/Recoupment	(0.28)%	(0.57)%	(0.01)%	(0.08)%
Net Annual Operating Expenses	1.35%(3)	1.60%(3)	1.08%(3)	1.83%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.35%, 1.60%, 1.10% and 1.85% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.25%, 0.50%, 0.00% and 0.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$137	$487	$861	$1,911
Advisor Class	$163	$625	$1,113	$2,459
Institutional Class	$110	$346	$601	$1,330
Class R	$186	$592	$1,024	$2,226

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	3.65%	$10,365	$137
2	10.25%	1.63%	7.14%	$10,714	$172
3	15.76%	1.63%	10.75%	$11,075	$178
4	21.55%	1.63%	14.49%	$11,449	$184
5	27.63%	1.63%	18.34%	$11,834	$190
6	34.01%	1.63%	22.33%	$12,233	$196
7	40.71%	1.63%	26.46%	$12,646	$203
8	47.75%	1.63%	30.72%	$13,072	$210
9	55.13%	1.63%	35.12%	$13,512	$217
10	62.89%	1.63%	39.68%	$13,968	$224

Total Gain After Fees & Expenses				$3,968
Total Annual Fees & Expenses					$1,911

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.60%	3.40%	$10,340	$163
2	10.25%	2.17%	6.33%	$10,633	$228
3	15.76%	2.17%	9.34%	$10,934	$234
4	21.55%	2.17%	12.43%	$11,243	$241
5	27.63%	2.17%	15.61%	$11,561	$247
6	34.01%	2.17%	18.88%	$11,888	$254
7	40.71%	2.17%	22.25%	$12,225	$262
8	47.75%	2.17%	25.71%	$12,571	$269
9	55.13%	2.17%	29.26%	$12,926	$277
10	62.89%	2.17%	32.92%	$13,292	$284

Total Gain After Fees & Expenses				$3,292
Total Annual Fees & Expenses					$2,459

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.08%	3.92%	$10,392	$110
2	10.25%	1.09%	7.98%	$10,798	$116
3	15.76%	1.09%	12.20%	$11,220	$120
4	21.55%	1.09%	16.58%	$11,658	$125
5	27.63%	1.09%	21.14%	$12,114	$130
6	34.01%	1.09%	25.87%	$12,587	$135
7	40.71%	1.09%	30.79%	$13,079	$140
8	47.75%	1.09%	35.90%	$13,590	$146
9	55.13%	1.09%	41.21%	$14,121	$151
10	62.89%	1.09%	46.73%	$14,673	$157

Total Gain After Fees & Expenses				$4,673
Total Annual Fees & Expenses					$1,330

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.83%	3.17%	$10,317	$186
2	10.25%	1.91%	6.36%	$10,636	$200
3	15.76%	1.91%	9.64%	$10,964	$206
4	21.55%	1.91%	13.03%	$11,303	$213
5	27.63%	1.91%	16.52%	$11,652	$219
6	34.01%	1.91%	20.11%	$12,011	$226
7	40.71%	1.91%	23.82%	$12,382	$233
8	47.75%	1.91%	27.65%	$12,765	$240
9	55.13%	1.91%	31.59%	$13,159	$248
10	62.89%	1.91%	35.65%	$13,565	$255

Total Gain After Fees & Expenses				$3,565
Total Annual Fees & Expenses					$2,226

[On side panel:Ticker symbols:Class Z – OSMVX

Old Mutual TS&W Small Cap Value Fund

Morningstar Category: Small Blend	Sub-Advisor: Thompson, Siegel & Walmsley LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics. For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index. As of February 28, 2007, the Russell 2000® Value Index included companies with market capitalizations between $85 million and $3.6 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell 2000® Value Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The securities held in the Fund are primarily common stocks that TS&W, the Fund’s Sub-Advisor, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: Fund Closed to New Investors

Effective December 31, 2004 (“Closing Day”), the Old Mutual TS&W Small Cap Value Fund closed to new investors. Only the following investments into the Fund will be accepted: additional investments and/or exchanges made by persons who already owned shares of the Fund as of the Closing Day and who have continuously maintained an investment in the Fund; new and subsequent investment made by directors, officers and employees of the Fund’s Advisor and its affiliates; and new and subsequent investments made by participants in pension plans, provided that the pension plan owned shares of the Fund as of the Closing Day.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small-cap companies. While small-cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. Prior to July 25, 2003, the Class Z shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC (“Predecessor Fund”). The Predecessor Fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund’s. However, the Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund’s performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

2001	17.63%
2002	(0.86)%
2003	43.24%
2004	30.60%
2005	8.43%
2006	19.51%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 3.46%.

Best Quarter:	Q2 2003	18.82%
Worst Quarter:	Q3 2002	(15.85)%

The table below compares the average annual total return information for the Fund’s Class Z shares to the Russell 2000® Value Index, a widely recognized, unmanaged index that tracks the performance of the 2,000 small-cap companies in the Russell 2000® Value Index with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	7/31/00

Before Taxes		19.51%	19.17%	20.69%

After Taxes on Distributions*		16.96%	N/A	N/A

After Taxes on Distributions and
Sale of Fund Shares*		16.06%	N/A	N/A

Russell 2000® Value Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		23.48%	15.37%	16.17%

*

The Past 5 Years and Since Inception returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Predecessor Fund as the Predecessor Fund was not registered under the 1940 Act and, unlike a registered investment company, was not required to make distributions. The average annual total return of the Class Z shares before taxes from July 25, 2003 (the date the Fund acquired the Predecessor Fund) to December 31, 2006, was 23.60%. The average annual total returns of the Class Z shares After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares from July 25, 2003 to December 31, 2006, were 22.08% and 20.49%, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

Class Z
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.10%(2)

Distribution and/or Service (12b-1) Fees	Not Applicable
Other Expenses	0.35%
Total Annual Operating Expenses	1.45%
Expense (Reduction)/Recoupment	(0.15)%
Net Annual Operating Expenses	1.30%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 1.30% for the Fund’s Class Z shares. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.15% and class level expenses for Class Z shares are limited to 0.15%. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75% for Class Z shares through December 31, 2016. Old Mutual Capital will consider further reductions to this limit on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$132	$443	$777	$1,721

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table also assumes the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.30%	3.70%	$10,370	$132
2	10.25%	1.45%	7.38%	$10,738	$153
3	15.76%	1.45%	11.19%	$11,119	$158
4	21.55%	1.45%	15.14%	$11,514	$164
5	27.63%	1.45%	19.23%	$11,923	$170
6	34.01%	1.45%	23.46%	$12,346	$176
7	40.71%	1.45%	27.84%	$12,784	$182
8	47.75%	1.45%	32.38%	$13,238	$189
9	55.13%	1.45%	37.08%	$13,708	$195
10	62.89%	1.45%	41.95%	$14,195	$202

Total Gain After Fees & Expenses				$4,195
Total Annual Fees & Expenses					$1,721

[On side panel:Ticker symbols:Class Z – OBCXX

Old Mutual Cash Reserves Fund

Sub-Advisor: Wellington Management Company, LLP

INVESTMENT APPROACH

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality. The Fund’s holdings are primarily U.S. money market instruments, such as asset-backed securities, certificates of deposit (“CDs”), commercial paper and corporate obligations, that Wellington Management, the Fund’s Sub-Advisor, believes offer the most attractive income potential without undue risk.

[On side panel: Money Market

The Money Market is the securities market that exists to provide very short term funding to corporations, municipalities and the U.S. government. The money market specializes in debt securities that mature in less than thirteen months.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. When interest rates change, the Fund’s yield will be affected. An increase in interest rates tends to increase the Fund’s yield, while a decline in interest rates tends to reduce its yield.

Credit Risk. The value of debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

Inflation Risk. Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s credit quality or value. This means that an increase or decrease in the value of a single issuer may have an impact on the Fund’s yield.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[On side panel: Commercial Paper

Commercial paper is a money market instrument that is a short-term promissory note issued by a corporation.]

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	5.08%
1998	5.00%
1999	4.60%
2000	5.96%
2001	3.58%
2002	1.11%
2003	0.40%
2004	0.54%
2005	2.45%
2006	4.36%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.14%.

Best Quarter:	Q3 2000	1.55%
Worst Quarter:	Q2 2004	0.06%

The table below provides average annual total return information for the Fund’s Class Z shares. The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Past
	Date	1 Year	5 Years	10 Years
Class Z	4/4/95

Before Taxes		4.36%	1.76%	3.29%

Lipper Money Market Funds Average

(Reflects No Deduction for
Fees, Expenses or Taxes)		4.20%	1.73%	3.25%

To obtain information about the Fund’s current yield, call 888-772-2888.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

Class Z
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.40%(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.54%
Total Annual Operating Expenses	0.94%
Expense (Reduction)/Recoupment	(0.21)%
Net Annual Operating Expenses	0.73%(2)

(1)	The “Management Fees” information in the table includes fees for advisory and administrative services.
(2)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to 0.73% for the Fund’s Class Z shares. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.45% and class level expenses are limited to 0.28% for Class Z shares. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75% for Class Z shares through December 31, 2016. Old Mutual Capital will consider further reductions to this limit on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$75	$279	$500	$1,135

PERFORMANCE EXAMPLE

The following table summarizes the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table also assumes the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.73%	4.27%	$10,427	$75
2	10.25%	0.94%	8.50%	$10,850	$100
3	15.76%	0.94%	12.91%	$11,291	$104
4	21.55%	0.94%	17.49%	$11,749	$108
5	27.63%	0.94%	22.26%	$12,226	$113
6	34.01%	0.94%	27.23%	$12,723	$117
7	40.71%	0.94%	32.39%	$13,239	$122
8	47.75%	0.94%	37.77%	$13,777	$127
9	55.13%	0.94%	43.36%	$14,336	$132

10	62.89%	0.94%	49.18%	$14,918	$137

Total Gain After Fees & Expenses				$4,918
Total Annual Fees & Expenses					$1,135

[On side panel:Ticker symbols:Class Z – OBFJX

Advisor Class – OADIX
Institutional Class – OIDIX
Class R – ORDIX]

Old Mutual Dwight Intermediate Fixed Income Fund

Morningstar Category: Intermediate-Term Bond	Sub-Advisor: Dwight Asset Management Company

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities. The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities. The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls. The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index. The Fund’s dollar weighted average maturity will typically be between 3 and 10 years.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk. The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund’s ability to sell these securities (liquidity risk). If the user or a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

2004	5.17%
2005	2.69%
2006	4.43%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.35%.

Best Quarter:	Q3 2006	3.14%
Worst Quarter:	Q1 2005	(0.15)%

The table below compares the average annual total return information for Class Z shares to the Lehman Intermediate U.S. Aggregate Index, a widely recognized, unmanaged index of fixed income securities with medium term durations. Performance for Advisor Class, Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Average Annual Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z	7/31/03

Before Taxes		4.43%	N/A	5.04%

After Taxes on Distributions		2.79%	N/A	3.33%

After Taxes on Distributions and
Sale of Fund Shares*		2.85%	N/A	3.31%

Lehman Intermediate U.S. Aggregate Index

(Reflects No Deduction for Fees,
Expenses or Taxes)	4.57%	N/A	3.93%

*

When the return After Taxes on Distributions and Sale of Fund Shares is greater than the return After Taxes on Distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax performance is shown for the Fund’s Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%(2)	0.45%(2)	0.45%(2)	0.45%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	1.15%	1.02%(2)	0.39%(2)	1.02%(2)
Total Annual Operating Expenses	1.60%	1.72%	0.84%	1.97%
Expense (Reduction)/Recoupment	(0.75)%	(0.62)%	(0.24)%	(0.62)%
Net Annual Operating Expenses	0.85%(3)	1.10%(3)	0.60%(3)	1.35%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Advisor Class, Institutional Class, and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 0.85%, 1.10%, 0.60% and 1.35% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.60% for each class and class level expenses are limited to 0.25%, 0.50%, 0.00% and 0.75% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$87	$431	$799	$1,835
Advisor Class	$112	$482	$876	$1,979
Institutional Class	$61	$243	$441	$1,012
Class R	$137	$558	$1,005	$2,246

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.85%	4.15%	$10,415	$87
2	10.25%	1.60%	7.69%	$10,769	$169
3	15.76%	1.60%	11.35%	$11,135	$175
4	21.55%	1.60%	15.14%	$11,514	$181
5	27.63%	1.60%	19.05%	$11,905	$187
6	34.01%	1.60%	23.10%	$12,310	$194
7	40.71%	1.60%	27.29%	$12,729	$200
8	47.75%	1.60%	31.61%	$13,161	$207
9	55.13%	1.60%	36.09%	$13,609	$214
10	62.89%	1.60%	40.72%	$14,072	$221

Total Gain After Fees & Expenses				$4,072
Total Annual Fees & Expenses					$1,835

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.10%	3.90%	$10,390	$112
2	10.25%	1.72%	7.31%	$10,731	$182
3	15.76%	1.72%	10.83%	$11,083	$188
4	21.55%	1.72%	14.46%	$11,446	$194
5	27.63%	1.72%	18.22%	$11,822	$200
6	34.01%	1.72%	22.09%	$12,209	$207
7	40.71%	1.72%	26.10%	$12,610	$213
8	47.75%	1.72%	30.23%	$13,023	$220
9	55.13%	1.72%	34.50%	$13,450	$228
10	62.89%	1.72%	38.92%	$13,892	$235

Total Gain After Fees & Expenses				$3,892
Total Annual Fees & Expenses					$1,979

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.60%	4.40%	$10,440	$61
2	10.25%	0.84%	8.75%	$10,875	$89
3	15.76%	0.84%	13.27%	$11,327	$93
4	21.55%	0.84%	17.99%	$11,799	$97
5	27.63%	0.84%	22.90%	$12,290	$101
6	34.01%	0.84%	28.02%	$12,802	$105
7	40.71%	0.84%	33.35%	$13,335	$109
8	47.75%	0.84%	38.90%	$13,890	$114
9	55.13%	0.84%	44.68%	$14,468	$119
10	62.89%	0.84%	50.71%	$15,071	$124

Total Gain After Fees & Expenses				$5,071
Total Annual Fees & Expenses					$1,012

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.35%	3.65%	$10,365	$137
2	10.25%	1.97%	6.79%	$10,679	$207
3	15.76%	1.97%	10.03%	$11,003	$214
4	21.55%	1.97%	13.36%	$11,336	$220
5	27.63%	1.97%	16.79%	$11,679	$227
6	34.01%	1.97%	20.33%	$12,033	$234
7	40.71%	1.97%	23.98%	$12,398	$241
8	47.75%	1.97%	27.73%	$12,773	$248
9	55.13%	1.97%	31.60%	$13,160	$255
10	62.89%	1.97%	35.59%	$13,559	$263

Total Gain After Fees & Expenses				$3,559
Total Annual Fees & Expenses					$2,246

[On side panel:	Ticker symbols:	Class Z – OBCPX
Advisor Class – OACPX
Institutional Class – OIDSX
Class R – ORDSX]

Old Mutual Dwight Short Term Fixed Income Fund

Morningstar Category: Short-Term Bond	Sub-Advisor: Dwight Asset Management Company

INVESTMENT APPROACH

The Fund seeks to provide investors with a high level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by Dwight, the Fund’s Sub-Advisor. The Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s.

U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association (“Ginnie Mae”) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. Other debt securities in which the Fund may invest include income producing securities such as U.S. corporate bonds, mortgage- and asset-backed securities, and bonds of dollar denominated foreign issuers.

The weighted average maturity of the Fund will vary depending on an evaluation of market conditions, patterns and trends by the Fund’s Sub-Advisor, but will typically be less than 3 years. There are no limitations on the maturity of any individual issues in the Fund.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.

Interest Rate Risk. When interest rates change, the value of the Fund’s holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect. On October 1, 2004, the Fund’s shareholders approved a change in the Fund’s investment goal and the Fund’s investment strategy was changed accordingly. The performance information prior to October 1, 2004 is the performance of the Fund’s previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund’s performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Fund’s Class Z shares. Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

2000	6.78%
2001	6.05%
2002	4.57%
2003	3.54%
2004	1.91%
2005	2.11%
2006	4.30%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.36%.

Best Quarter:	Q3 2006	1.95%
Worst Quarter:	Q1 2005	(0.07)%

The table below compares the average annual total return information for Class Z and Advisor Class shares to the Merrill Lynch 1-3 Year U.S. Treasuries Index, an unmanaged performance benchmark including all U.S. Treasury and agency securities with maturities greater than or equal to one year and less than three years. Performance for Institutional Class and Class R shares is not provided as those share classes do not have a full year of performance.

Annual Average Total Returns as of December 31, 2006

	Inception	Past	Past	Since
	Date	1 Year	5 Years	Inception
Class Z*	8/31/99

Before Taxes		4.30%	3.28%	4.29%

After Taxes on Distributions		3.00%	N/A	N/A

After Taxes on Distributions and
Sale of Fund Shares		2.78%	N/A	N/A

Advisor Class	7/31/02

Before Taxes		4.03%	N/A	2.87%

Merrill Lynch 1-3 Year U.S. Treasuries Index	8/31/99

(Reflects No Deduction for
Fees, Expenses or Taxes)		3.96%	2.82%	4.29%

*

Data includes performance of a predecessor fund whose inception date was August 31, 1999. Average annual total returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are shown only for the past 1 year because until October 19, 2004, Fund shares were sold only to individual retirement accounts.

After-tax performance is shown for Class Z shares. After-tax performance for the Fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Class Z	Advisor Class	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%(2)	0.45%(2)	0.45%(2)	0.45%(2)
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.50%
Other Expenses	0.46%	1.15%	0.09%(2)	0.34%(2)
Total Annual Operating Expenses	0.91%	1.85%	0.54%	1.29%
Expense (Reduction)/Recoupment	(0.21)%	(0.90)%	0.00%	(0.09)%
Net Annual Operating Expenses	0.70%(3)	0.95%(3)	0.54%(3)	1.20%(3)

(1)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(2)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Institutional Class and Class R shares are estimates.
(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to 0.70%, 0.95%, 0.55% and 1.20% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees) and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.53% for each class and class level expenses are limited to 0.17%, 0.42%, 0.02% and 0.67% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund’s former advisor have agreed not to seek reimbursement for fees waived or expenses absorbed by the former advisor.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75%, 3.00%, 2.75% and 3.25% for Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class Z	$72	$270	$484	$1,100
Advisor Class	$97	$495	$918	$2,097
Institutional Class	$55	$174	$303	$680
Class R	$122	$399	$697	$1,544

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class Z Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.70%	4.30%	$10,430	$72
2	10.25%	0.91%	8.57%	$10,857	$97
3	15.76%	0.91%	13.01%	$11,301	$101
4	21.55%	0.91%	17.63%	$11,763	$105
5	27.63%	0.91%	22.44%	$12,244	$109
6	34.01%	0.91%	27.45%	$12,745	$114
7	40.71%	0.91%	32.66%	$13,266	$118
8	47.75%	0.91%	38.09%	$13,809	$123
9	55.13%	0.91%	43.73%	$14,373	$128
10	62.89%	0.91%	49.61%	$14,961	$133

Total Gain After Fees & Expenses				$4,961
Total Annual Fees & Expenses					$1,100

Advisor Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	4.05%	$10,405	$97
2	10.25%	1.85%	7.33%	$10,733	$196
3	15.76%	1.85%	10.71%	$11,071	$202
4	21.55%	1.85%	14.20%	$11,420	$208
5	27.63%	1.85%	17.79%	$11,779	$215
6	34.01%	1.85%	21.50%	$12,150	$221
7	40.71%	1.85%	25.33%	$12,533	$228
8	47.75%	1.85%	29.28%	$12,928	$236
9	55.13%	1.85%	33.35%	$13,335	$243
10	62.89%	1.85%	37.55%	$13,755	$251

Total Gain After Fees & Expenses				$3,755
Total Annual Fees & Expenses					$2,097

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.54%	4.46%	$10,446	$55
2	10.25%	0.54%	9.12%	$10,912	$58
3	15.76%	0.54%	13.98%	$11,398	$61
4	21.55%	0.54%	19.06%	$11,906	$63
5	27.63%	0.54%	24.37%	$12,437	$66
6	34.01%	0.54%	29.91%	$12,991	$69
7	40.71%	0.54%	35.70%	$13,570	$72
8	47.75%	0.54%	41.75%	$14,175	$75
9	55.13%	0.54%	48.07%	$14,807	$79
10	62.89%	0.54%	54.67%	$15,467	$82

Total Gain After Fees & Expenses				$5,467
Total Annual Fees & Expenses					$680

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.20%	3.80%	$10,380	$122
2	10.25%	1.29%	7.65%	$10,765	$136
3	15.76%	1.29%	11.65%	$11,165	$141
4	21.55%	1.29%	15.80%	$11,580	$146
5	27.63%	1.29%	20.10%	$12,010	$152
6	34.01%	1.29%	24.56%	$12,456	$157
7	40.71%	1.29%	29.18%	$12,918	$163
8	47.75%	1.29%	33.98%	$13,398	$169
9	55.13%	1.29%	38.95%	$13,895	$176
10	62.89%	1.29%	44.11%	$14,411	$182

Total Gain After Fees & Expenses				$4,411
Total Annual Fees & Expenses					$1,544

MORE ABOUT THE FUNDS

Investment Strategies and Risks

Each Fund seeks to achieve its investment objective through its principal investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries section of the Prospectus. This section of the Prospectus discusses those and other investment strategies used by the Funds in greater detail and describes additional risks associated with an investment in the Funds. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

Analytic’s Investment Strategies – Old Mutual Analytic U.S. Long/Short Fund

Analytic selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic’s system seeks to determine a security’s intrinsic value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

▪	Maximize expected return for the Fund;
▪	Minimize expected volatility relative to its benchmark; and
▪	Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments such as news events or significant changes in fundamental factors. Using its system, Analytic strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. “Style neutral” means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is “sector neutral” when its exposure to specified economic sectors is similar to that of its investment universe.

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds

Ashfield believes that superior results and a high degree of consistency can best be achieved by concentrating investments in above average growth companies. Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends. The investment discipline therefore combines a top-down, macro-economic analysis to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental approach to individual stock selection. This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a three-step investment process to implement its investment strategy:

•

Quantitative. Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks. During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks. Ashfield then ranks the refined universe of stock picks based on earnings.

•

Qualitative. Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks. Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

•	Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

Barrow Hanley’s Investment Strategies – Old Mutual Barrow Hanley Value Fund

Barrow Hanley uses traditional methods of stock selection – research and analysis – to identify undervalued securities and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields. Barrow Hanley’s investment management approach may be described as contrarian in nature because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature. Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools to help ensure that the Fund is not over-exposed to particular market segments. Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes. Sector and industry weightings are a residual of its investment process. Barrow Hanley expects to fully invest the assets of the Fund. Consequently, cash reserves are normally expected to be less than 5% of the Fund’s total assets.

Columbus Circle’s Investment Strategies – Old Mutual Columbus Circle Technology and Communications Fund

Columbus Circle’s investment process is based on a growth-oriented process that uses fundamental research to evaluate growth and company quality. Columbus Circle’s process is based on the premise that companies doing better than expected will have rising securities prices while companies producing less than expected results will not. Columbus Circle refers to its discipline as positive momentum and positive surprise.

Columbus Circle focuses its research on finding positive momentum and positive surprise and strives to invest in companies that exceed investor expectations. Through careful analysis of company fundamentals in the context of the prevailing economic environment, Columbus Circle selects companies that meet its criteria. Columbus Circle believes that when a company demonstrates positive momentum and positive surprise in its business progress, its share price has historically continued on an upward trend. As the company benefits from the strengths of a new product cycle, a niche technology or service, or a dominant secular trend, the stock has historically outperformed the market. Columbus Circle closely monitors a company’s progress versus expectations in evaluating whether to purchase a stock.

Copper Rock’s Investment Strategies – Old Mutual Strategic Small Company and Emerging Growth Funds

Copper Rock generates its initial investment ideas from a number of sources, including proprietary methods and screens, and bottom-up themes. In selecting companies, Copper Rock favors entrepreneurial companies that appear to be reasonably valued. Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position, and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Sector weights result from Copper Rock’s bottom-up stock selection process.

Dwight’s Investment Strategies – Old Mutual Intermediate Fixed Income and Short Term Fixed Income Funds

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for a Fund’s portfolio. Dwight selects securities through an active strategy focused primarily on relative yield, sector and asset class allocation, and duration management. Dwight looks for relative value in certain parts of the yield curve and seeks to enhance yield through selective allocation among various asset classes. Dwight also evaluates the potential performance of various market sectors and allocates investments among those sectors it believes will perform best. Dwight also reviews individual securities to identify issuers and issues that it believes will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within a Fund’s overall limits.

Eagle’s Investment Strategies – Old Mutual Strategic Small Company and Small Cap Funds

Eagle searches for smaller, less visible companies with unique business concepts or niche products that are reasonably priced and positioned for growth. Eagle’s small-cap core investment strategy employs in-depth, rigorous research, intensive analysis and thorough, bottom-up stock selection to identify consistently growing companies that are reasonably priced.

The driving force behind each of Eagle’s investment decisions is to look beyond price-to-earnings multiples and stated growth rates to buy companies that have sustainable competitive advantages. Eagle seeks to gain a thorough understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Eagle focuses on companies that are low-cost producers; those with high barriers to entry, those with strong management teams; those with recurring revenue streams; and those with conservative accounting. Other criteria include a catalyst for accelerated growth; earnings-per-share growth greater than 15%; reasonable price-to-earnings ratio relative to growth rate; high or expanding return on equity and high or expanding operating margins relative to peer group.

Heitman’s Investment Strategies – Old Mutual Heitman REIT Fund

Heitman pursues a growth at a reasonable price investment philosophy and seeks companies with strong growth in earnings and dividends, reasonable valuation metrics, and low risk to earnings and dividends. Most companies in the investable universe specialize in a particular property type such as office, retail, or apartments and some of these companies focus on a particular geographic region.

For each company in the investable universe, Heitman assesses real estate markets, property portfolio, balance sheet structure, growth strategies, and management quality to develop inputs for our security valuation models. Heitman uses a proprietary security valuation model to identify relative mispricings in the public market. Heitman also uses an intrinsic value model to assess the value of real estate owned. Heitman selects securities which are expected to deliver strong total returns and generally expects to hold between 30 and 50 securities.

Liberty Ridge’s Investment Strategies – Old Mutual Strategic Small Company, Focused, Large Cap, Mid-Cap and Small Cap Funds

Liberty Ridge’s core investment process is driven by fundamental research and a multi-factor model that screens companies with attractive valuations relative to the sector and the market, near-term business dynamics, and long-term earnings growth. These securities are generally trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity. Liberty Ridge believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

Munder’s Investment Strategies – Old Mutual Growth Fund

Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Fund’s investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

▪	Above-average, consistent earnings growth;
▪	Financial stability;
▪	Relative valuation;
▪	Strength of industry position and management team; and
▪	Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

TS&W’s Investment Strategies – Old Mutual TS&W Small Cap Value Fund

TS&W’s small-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily for expected return and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the research meeting again serving as a forum for the discussion of each existing stock’s place in the portfolio.

Turner’s Investment Strategies – Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds

Turner’s investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner’s investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner’s stock selection process is fundamental analysis. Turner invests in companies whose fundamentals support:

▪	a rate of growth that exceeds their industry peers;
▪	earnings that meet or exceed market consensus estimates; and
▪	earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 5,000 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner’s analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

Wellington Management’s Investment Strategies – Old Mutual Cash Reserves Fund

Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

More About Investment Strategies and Risks

Foreign Securities. While the Funds generally emphasize investments in securities traded in the U.S., a Fund may invest in foreign-traded securities. The Analytic U.S. Long/Short Fund may invest up to 20% of its assets in foreign securities. The other Funds may invest up to 15% of assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

Covered Calls. The Columbus Circle Technology and Communications Fund may write covered call options on equities comprising up to 20% of the Fund’s net assets. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Premiums generated from the sale of call options typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

Fixed-Income Securities. While the Equity Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities.

Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Illiquid Securities. Each Fund (other than the Old Mutual Cash Reserves Fund) may invest up to 15% of its net assets in securities that are “illiquid.” The Old Mutual Cash Reserves Fund may invest up to 10% of its net assets in securities that are illiquid. A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10% and 15% limits.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. A Fund may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Fund Turnover. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

Non-Fundamental Investment Policy

Each of the Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Focused Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, and Old Mutual Strategic Small Company Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

Sub-Advisor Allocations

For Funds that employ multiple Sub-Advisors, Old Mutual Capital will allocate the assets of the Fund according to the Fund’s particular investment mandate. Currently the investment mandate for each of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Small Cap Fund provides that each Sub-Advisor will manage between 45% and 55% of the Fund’s assets. The investment mandate for the Old Mutual Strategic Small Company Fund provides that the Sub-Advisor managing the “growth” sleeve will manage between 45% and 55% of the Fund’s assets and the two Sub-Advisors managing the “core” sleeve will manage between 20% and 30% of the Fund’s assets. Old Mutual Capital monitors the allocation of assets among the Sub-Advisors and will re-allocate a Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets are accomplished by allocating purchase or redemption proceeds to a particular Sub-Advisor and, if necessary, reallocating cash or securities to a particular Sub-Advisor.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures related to the disclosure of each Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISOR & SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment Advisor for each Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

Old Mutual Capital was appointed investment advisor to the Funds effective January 1, 2006. As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors for the Funds, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital allocates assets among the Sub-Advisors for Funds managed by multiple Sub-Advisors, and provides certain administrative services for the Funds.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Old Mutual Cash Reserves Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Large Cap Growth Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund.

Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-advisor(s) by each Fund.

The Sub-Advisors

Analytic, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the Sub-Advisor for the Old Mutual Analytic U.S. Long/Short Fund. Analytic manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Analytic is an affiliate of Old Mutual Capital and OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $9.0 billion in assets as of March 31, 2007.

Ashfield, a Delaware limited liability company located at 750 Battery Drive, Suite 600, San Francisco, California 94111, is a Sub-Advisor for the Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated and Old Mutual Select Growth Funds. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by OMUSH, which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange listed international financial services firm. Ashfield was appointed Sub-Advisor to the Funds effective February 10, 2007, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.5 billion in assets as of March 31, 2007.

Barrow Hanley, a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is the Sub-Advisor for the Old Mutual Barrow Hanley Value Fund. Barrow Hanley was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $67 billion in assets as of March 31, 2007.

Columbus Circle, a Delaware general partnership located at Metro Center, One Station Place, Stamford, Connecticut 06902, is the Sub-Advisor to the Old Mutual Columbus Circle Technology and Communications Fund. Columbus Circle was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Columbus Circle provides portfolio management services to high net worth individuals and institutional accounts, including corporate pension and profit-sharing plans, charitable institutions, foundations, endowments, municipalities, public mutual funds, private investment funds, and a trust program. Columbus Circle held discretionary management authority with respect to approximately $12 billion in assets as of March 31, 2007.

Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is the Sub-Advisor to the Old Mutual Emerging Growth Fund and a Sub-Advisor to the Old Mutual Strategic Small Company Fund. Copper Rock was appointed Sub-Advisor to the Funds effective January 1, 2006. Copper Rock manages and supervises the investment of the Emerging Growth Fund’s assets and certain of the Strategic Small Company Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is an affiliate of Old Mutual Capital and OMUSH. Copper Rock also manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $1.9 billion in assets as of March 31, 2007.

Dwight, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the Sub-Advisor to the Old Mutual Dwight Intermediate Fixed Income and Short Term Fixed Income Fund. Dwight has been a Sub-Advisor to the Funds since 2002. Dwight manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Dwight, a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital, has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $61.8 billion in assets as of March 31, 2007.

Eagle, a Florida corporation located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Advisor to the Old Mutual Strategic Small Company and Small Cap Funds. Eagle was appointed Sub-Advisor to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $13.3 billion in assets as of March 31, 2007.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, is the Sub-Advisor to the Old Mutual Heitman REIT Fund. Heitman manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Heitman is a wholly-owned subsidiary of Heitman, LLC, a Delaware limited liability company owned 50% by senior executives with the Heitman organization and 50% by Old Mutual (HFL), Inc., a wholly owned subsidiary of OMUSH. Heitman is an affiliate of Old Mutual Capital. Heitman has provided investment management services to its clients since 1987. Heitman is a registered investment advisor specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman held discretionary management authority with respect to approximately $5.7 billion in assets as of March 31, 2007.

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, Michigan 48009, is a Sub-Advisor to the Old Mutual Growth Fund. Munder was appointed Sub-Advisor to the Fund effective January 1, 2006, and manages and supervises the investment of certain of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder furnishes investment advisory services to clients on a discretionary basis and serves as sub-advisor to various domestic and non-domestic entities, as well as to separately managed accounts through arrangements with other industry professionals. Munder held discretionary management authority with respect to approximately $28.5 billion in assets as of March 31, 2007.

TS&W, a Delaware limited liability company located at 5000 Monument Avenue, Richmond, Virginia 23230, is the Sub-Advisor to the Old Mutual TS&W Small Cap Value Fund. TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and small-cap equity investments. TS&W held discretionary authority with respect to approximately $7.8 billion in assets as of March 31, 2007.

Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a Sub-Advisor to the Old Mutual Growth, Large Cap Growth Concentrated, Large Cap Growth and Select Growth Funds. Turner was appointed Sub-Advisor to the Funds effective January 1, 2006, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $23.3 billon in assets as of March 31, 2007 for institutional and individual accounts.

Wellington Management, a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109, is the Sub-Advisor to the Old Mutual Cash Reserves Fund. Wellington Management manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $573.4 billion in assets as of March 31, 2007.

Liberty Ridge, a Delaware corporation located at 1205 Westlakes Drive, Suite 230, Berwyn, Pennsylvania 19312, is the Sub-Advisor to the Old Mutual Focused, Large Cap and Mid-Cap Funds and is a Sub-Advisor to the Old Mutual Strategic Small Company and Small Cap Funds. Liberty Ridge was appointed Sub-Advisor to the Funds effective January 1, 2006. Prior to that date, Liberty Ridge was the Trust’s investment advisor. Liberty Ridge manages and supervises the investment of the Focused, Large Cap and Mid-Cap Funds’ assets and certain of the Strategic Small Company and Small Cap Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge, a wholly-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital, was founded in 1982, and managed approximately $582 million in assets as of March 31, 2007.

Litigation

In June 2004, Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. (“PBA”)), the former advisor to the Trust and the current sub-advisor to certain Funds, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust’s SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the advisory services it provides to the Funds. In this event, the Trust’s Board would be required to seek a new sub-advisor for the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the “MDL Court”), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the “WV Securities Division”) entered a cease and desist order (the “Order” and, together with the Civil Litigation, the “Litigation”) against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust’s disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Funds.

Management Fees

The table below shows the management fees the Funds paid during the fiscal year ended March 31, 2007 as a percentage of average net assets.

Management
Fund	Fees paid to Old Mutual Capital
for the fiscal year ended
March 31, 2007*
Analytic U.S. Long/Short Fund	0.80%
Barrow Hanley Value Fund**	0.85%
Columbus Circle Technology and Communications Fund	0.95%
Emerging Growth Fund	0.95%
Focused Fund	0.75%
Growth Fund	0.825%
Heitman REIT Fund	0.90%
Large Cap Fund	0.75%
Large Cap Growth Fund	0.85%
Large Cap Growth Concentrated Fund	0.90%
Mid-Cap Fund	0.95%
Select Growth Fund	0.90%
Small Cap Fund	1.00%
Strategic Small Company Fund	0.95%
TS&W Small Cap Value Fund	1.10%
Cash Reserves Fund	0.40%
Dwight Intermediate Fixed Income Fund	0.45%
Dwight Short Term Fixed Income Fund	0.45%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.
**

The base management fee for the Old Mutual Barrow Hanley Value Fund was reduced to 0.85% effective December 21, 2006 for assets between $0 and $1 billion. Once assets of the Old Mutual Barrow Hanley Value Fund reach $1 billon, the management fee charged will be reduced 0.05% from the base level. Further fee breakpoints are triggered when the Fund’s assets reach $1.5 billion and $2.0 billion for a possible total reduction of 0.15%.

Management fee breakpoints for all Funds other than the Old Mutual Barrow Hanley Value Fund are triggered once a Fund reaches $300 million in assets. For assets between $0 and $300 million, management fees for these Funds are charged at their base level. Once assets of any Equity Fund (other than the Old Mutual Barrow Hanley Value Fund) or Fixed Income Fund exceed $300 million, the management fee charged will be reduced by 0.05% and 0.025% from their base levels, respectively. Further fee breakpoints are triggered when a Fund’s assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level management fees for Equity Funds (other than the Old Mutual Barrow Hanley Value Fund) are reduced by an additional 0.05% for a possible 0.30% total reduction, and base level management fees for Fixed Income Funds are reduced by an additional 0.025% for a possible 0.15% total reduction.

The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for each Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust, Old Mutual Capital and each Sub-Advisor is available in the Trust’s Annual Report to Shareholders, which is available on the

Funds’ Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

ANALYTIC U.S. LONG/SHORT FUND

Analytic

Harindra de Silva, Ph.D., CFA, (President and Portfolio Manager) is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies. Before joining Analytic in 1995 as a member of the U.S. equity team, he was a Principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors including investment managers, large pension funds and endowments. He received a Ph.D. in Finance from the University of California, Irvine. He holds a B.S. in Mechanical Engineering from the University of Manchester Institute of Science and Technology and an M.B.A. in Finance and an M.S. in Economic Forecasting from the University of Rochester. He has 21 years of industry experience.

Dennis Bein, CFA, (Chief Investment Officer and Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts. Before joining Analytic in 1995 as a member of the U.S. equity team, Mr. Bein was a Senior Consultant for AG Risk Management, Analysis Group, Inc.’s investment consulting subsidiary. He received an M.B.A. from the Anderson Graduate School of Management at the University of California, Riverside. Mr. Bein completed his undergraduate studies in Business Administration at the University of California, Riverside. He has 17 years of industry experience.

Steven Sapra, CFA, (Portfolio Manager) is responsible for the ongoing research for Analytic’s U.S. equity strategies as well as day-to-day portfolio management and trading. Before joining Analytic in 1999 as a member of the U.S. equity team, Mr. Sapra was a Senior Consultant for BARRA, Inc. He received an M.A. in Economics from the University of Southern California and a B.S. in Economics from California State Polytechnic University, Pomona. He has 10 years of industry experience.

BARROW HANLEY VALUE FUND

Barrow Hanley

James P. Barrow founded Barrow Hanley in August 1979. During his 42-year investment career, Mr. Barrow has worked as a securities analyst and portfolio manager for several major institutions, including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. Mr. Barrow holds a B.S. from the University of South Carolina.

COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

Columbus Circle

Anthony Rizza, CFA, has been at Columbus Circle for the past 16 years and has managed Columbus Circle’s technology portfolio since 1994.

DWIGHT INTERMEDIATE FIXED INCOME FUND

Dwight

David T. Kilborn and Robert P. Clancy share overall portfolio management responsibility for the Old Mutual Dwight Intermediate Fixed Income Fund. Messrs. Kilborn and Clancy are responsible for determining overall asset allocation for the Fund, including allocating the Fund’s assets to the firm’s sector specialists and managing the Fund’s allocation to their sector specialties. This approach is consistent with Dwight’s approach of organizing portfolio managers and credit analysts along sector and industry lines for all strategies. Each sector team is responsible for research, purchase and sale, and the attendant trading of individual securities.

David T. Kilborn, CFA, is a Managing Director and Co-Chief Investment Officer at Dwight. Mr. Kilborn joined Dwight as an investment manager in 1995 and has seventeen years of financial services experience. Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North Carolina. He received his B.S. from Trinity College.

Robert P. Clancy, FSA, is a Senior Vice President and Portfolio Manager at Dwight. Mr. Clancy has thirty-six years of investment experience. Prior to joining Dwight in 2001, he was a Vice-President at Standish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey Square Investors. He received his B.S. from Brown University.

DWIGHT SHORT TERM FIXED INCOME FUND

Dwight

Derrick M. Wulf and David T. Kilborn share overall portfolio management responsibility for the Old Mutual Dwight Short Term Fixed Income Fund. Messrs. Wulf and Kilborn are responsible for determining overall asset allocation for the Fund, including allocating the Fund’s assets to the firm’s sector specialists and managing the Fund’s allocation to their sector specialties. This approach is consistent with Dwight’s approach of organizing portfolio managers and credit analysts along sector and industry lines for all strategies. Each sector team is responsible for research, purchase and sale, and the attendant trading of individual securities.

Derrick M. Wulf is a Senior Vice President and Portfolio Manager at Dwight. Mr. Wulf has nine years of financial services experience. Prior to joining Dwight in 1998, he was involved in institutional fixed income sales at First Union Capital.

David T. Kilborn, CFA (see description under Dwight Intermediate Fixed Income Fund)

EMERGING GROWTH FUND

Copper Rock

Tucker Walsh is a founding partner, chief executive officer and head of portfolio management at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a managing director and head of the Small Cap Growth team at State Street Research (since 1997). Prior to his employment with State Street Research, Mr. Walsh was an equity analyst at Chilton Investment Company, SG Cowen Asset Management and Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 14 years of investment industry experience.

Michael Malouf, CFA, is a founding partner and portfolio manager at Copper Rock Capital Partners (since 2005). Prior to co-founding Copper Rock, Mr. Malouf founded Primena, a software company that creates software for money managers, and was involved in real estate investing (2002 to 2005). Mr. Malouf previously held the position of managing director and head of Small Cap Growth Investing at Neuberger Berman (1998 to 2002). Prior to his employment with Neuberger Berman, he held the position of small-cap portfolio manager at RCM Capital Management (1991 to 1998). Mr. Malouf holds a B.S. in Finance from Arizona State University and a CFA designation. He has over 15 years of investment industry experience.

FOCUSED FUND

Liberty Ridge

Jerome J. Heppelmann, CFA, joined Liberty Ridge in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge’s investment team. Prior to joining Liberty Ridge, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

GROWTH FUND

Munder

A team of professionals employed by Munder makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak and Andy Y. Mui. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Managing Director, Mid-Cap Equities, has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. Mr. Dong joined Munder’s mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder’s mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equities, in 2006.

Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. He is also a member of Munder’s REIT and mid-cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder’s mid-cap core growth team and has been a member of the Fund’s portfolio management team since Munder became a Sub-Advisor to the Fund in January 2006. He has also a member of Munder’s mid-cap/small-cap blend portfolio management team since joining Munder in June 2005. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 through May 2002, Mr. Mui was pursuing his M.B.A. at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

Turner

Turner’s allocation of the Fund is managed by a team of investment professionals who collaborate to develop and implement the investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA.

Christopher K. McHugh, a Principal at Turner, has managed the portfolio since inception. Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 where he served as a performance specialist at Provident Capital Management. Mr. McHugh joined Turner when it was founded in 1990.

Tara R. Hedlund, CFA, CPA, began her investment career in 1995 and joined Turner in 2000 after serving as an audit engagement senior at Arthur Anderson LLP.

Jason D. Schrotberger, CFA, began his investment career in 1994 at Safeguard Scientifics where he served as a venture capital analyst. He also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. Mr. Schrotberger joined Turner in 2001 from BlackRock Financial Management where he served as an investment analyst.

HEITMAN REIT FUND

Heitman

Timothy J. Pire and Larry S. Antonatos serve as portfolio managers for the Old Mutual Heitman REIT Fund and provided day-to-day management. Messrs. Pire and Antonatos equally share portfolio management responsibilities for the Fund.

Timothy J. Pire, CFA, is managing director of Heitman with responsibility for fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Prior to joining the sub-advisor in 1994, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, LP.

Larry S. Antonatos is executive vice president of Heitman with responsibility for fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through fund management. Mr. Antonatos also oversees Heitman’s trading positions. Prior to joining Heitman in 1998, Mr. Antonatos served as associate director with Fitch Investors Service, LP, in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago (1992 - 1997).

LARGE CAP FUND

Liberty Ridge

Jerome J. Heppelmann, CFA (see description under Focused Fund)

LARGE CAP GROWTH AND LARGE CAP GROWTH CONCENTRATED FUNDS

Ashfield

A team of portfolio managers comprise Ashfield’s Senior Investment Committee, which takes a team approach to applying the firm’s large cap growth equity investment philosophy and process. The members of the Committee are J. Stephen Lauck, J. Stephen Thornborrow, Bradley J. Fretz, Peter A. Johnson, Anthony S. Hooker and Kelli K. Hill. All portfolio decisions are made collectively by consensus of the Committee.

J. Stephen Lauck, CFA, joined Ashfield in 1984 and has held the positions of Portfolio Manager, President and Chief Executive Officer since that time.

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager since that time.

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

Kelli K. Hill joined Ashfield in 2004 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Ms. Hill held the position of Senior Vice President at Putnam Investments in Boston where she was an Institutional Portfolio Manager. From 1988 to 2001 Ms. Hill held the position of Managing Director and Portfolio Manager for Wells Fargo in San Francisco. Ms. Hill began her career at Christoph Securities in Lake Forest, Illinois. Ms. Hill earned her undergraduate degree from the University of Southern California.

Marc W. Lieberman, CFA, joined Ashfield in 2002 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

Turner

Mark D. Turner joined Turner upon its founding in 1990. He holds the positions of President, Senior Portfolio Manager and Security Analyst and is a Principal at Turner. He covers the financial services sector for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987 and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1987.

Robert E. Turner, CFA, joined Turner upon its founding in 1990. He holds the positions of Chairman and Chief Investment Officer and is a Principal at Turner. He manages the technology and telecommunications and producer durables sectors for all of Turner’s stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

Robb J. Parlanti, CFA, joined Turner in 1993. He holds the positions of Senior Portfolio Manager and Security Analyst and is a Principal at Turner. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, N.A., from 1987 to 1993.

MID-CAP FUND

Liberty Ridge

Jerome J. Heppelmann, CFA (see description under Focused Fund)

SELECT GROWTH FUND

Ashfield

Kelli K. Hill and Marc W. Lieberman are two members of Ashfield’s Opportunistic All Cap Growth investment team, which takes a team approach to applying the firm’s investment philosophy and process. All portfolio decisions are made collectively by consensus.

Kelli K. Hill (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

Marc W. Lieberman, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

Turner

William C. McVail, Senior Portfolio Manager, Security Analyst and a Principal at Turner, covers stocks in the consumer sector. Mr. McVail is the lead manager of the Small Cap Growth and Small Cap GrowthPlus portfolios and a co-manager of the Concentrated Growth and Micro Cap Growth portfolios. He has worked at Turner since 1998 and has twenty years of investment experience. Prior to joining Turner, Mr. McVail was a portfolio manager at BlackRock Equity Advisors. He also served as an equity analyst at PNC Investment Management and Research.

Robert E. Turner, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds)

Christopher K. McHugh (see description under Growth Fund)

SMALL CAP FUND

Eagle

After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr. McCallister and Ms. Thomas have authority for buy and sell decisions within certain sectors. Specifically, Mr. McCallister has final responsibility in finance, business services (shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services (shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.

Todd McCallister, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager. Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.

Stacey Serafini Thomas, CFA, joined Eagle in 1999. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her CFA designation in 2002.

Liberty Ridge

James B. Bell, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

STRATEGIC SMALL COMPANY FUND

Copper Rock

Tucker Walsh (see description under Emerging Growth Fund)

Michael Malouf (see description under Emerging Growth Fund)

Eagle

After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr. McCallister and Ms. Thomas have authority for buy and sell decisions within certain sectors. Specifically, Mr. McCallister has final responsibility in finance, business services (shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services (shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.

Todd McCallister (see description under Small Cap Fund)

Stacey Serafini Thomas (see description under Small Cap Fund)

Liberty Ridge

James B. Bell, III, CFA (see description under Small Cap Fund)

TS&W SMALL CAP VALUE FUND

TS&W

Frank H. Reichel, III, has over sixteen years of experience managing value and small-cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named Chief Investment Officer in January 2007. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class of a Fund by the total number of the classes’ shares outstanding of that Fund. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of a Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund’s investment performance. If a Fund invests in another investment company, that Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The Prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediary”) when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments in the Funds are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.

Fair Value Pricing

The Funds have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUNDS

Policy Regarding Excessive or Short-Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Funds and their shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools designed to discourage excessive short-term trading in Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Funds’ excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Old Mutual Cash Reserves Fund) per calendar year, or if the Trust, Old Mutual Capital or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust and Old Mutual Capital and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

All Funds (except the Old Mutual Cash Reserves Fund) impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Funds within 10 calendar days of their purchase. The Funds will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders. The redemption/exchange fee is not applicable to shares of the Old Mutual Cash Reserves Fund.

The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Funds will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose the fee;

•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
•	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
•	redemptions initiated by a Fund, as permitted in the Prospectus.

The Funds’ goal is to apply the redemption/exchange fee to all shares of each Fund (except the Old Mutual Cash Reserves Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain financial intermediaries and preexisting contrary legal covenants and agreements with financial intermediaries.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds’ frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your broker/dealer, bank, insurance company or retirement plan administrator to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Trust offers six classes of shares, four of which, Class Z, Advisor Class, Institutional Class and Class R, are offered by this Prospectus. The other two share classes, Class A and Class C, are offered by separate prospectus. Each class represents investments in the same portfolio of securities of a Fund and has the same rights and privileges as the other share classes of that Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. The Trust reserves the right to change the categories of investors eligible to purchase shares of each Fund.

The Trust has adopted a Rule 12b-1 distribution plan for Class R shares and shareholder services plans for Advisor Class and Class R shares. Under the distribution plan, Class R shares pay distribution fees of 0.25% on an annualized basis for the sale and distribution of Class R shares. Under the shareholder services plans, Class R shares and Advisor Class shares each pay shareholder services fees of 0.25% on an annualized basis for services provided to Class R shareholders and Advisor Class shareholders, respectively. Because these fees are paid out of the Class R shares and Advisor Class shares on an ongoing basis, over time, these fees will increase the cost of an investment in Class R Shares and Advisor Class shares of the Funds, and the fees may cost an investor more than paying other types of sales charges.

Buying Shares

You may purchase shares of each Fund directly through the Funds’ transfer agent or through select financial intermediaries that are authorized to sell you shares of the Funds. Such financial intermediaries may charge you a fee for this service in addition to each Fund’s public offering price. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order.

Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. If you purchase shares directly through the Funds’ transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order. If you order shares through a financial intermediary, the financial intermediary must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds for your purchase order to be effective on the day you place your order. The financial intermediary is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day’s NAV.

Eligible Investors

Class Z shares may only be purchased through certain brokers, dealers, registered investment advisors, and tax deferred plans that are authorized to sell and/or service Class Z shares of a Fund, except that: (1) persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Advisor (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of the Advisor and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Advisor, fund counsel to any mutual fund currently advised by the Advisor, and their immediate families may continue to purchase Class Z shares in any applicable manner. Class Z shares will not be available to new shareholders through direct purchase, including retail no-transaction-fee (NTF) platforms, after June 4, 2007.

Class R shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. Class R shares generally are not available to retail or institutional non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Account, SEPs, Simple IRAs, or individual 403(b) plans.

Institutional Class shares are intended, where available, to be exempt from state blue sky registration. Institutional Class shares are available to the following categories of investors:

•	A bank, trust company, or other type of depository institution;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan;
•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

•	Other institutional clients who invest at least $2 million in a Fund.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services representative or a tax advisor.

Minimum Investments Applicable to Class Z and Advisor Class*

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	no minimum	$50
*	The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.
(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Selling Shares

You may sell your shares at NAV any day the NYSE is open for business. Sale orders received by the Funds’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service.

Limitations on Selling Shares by Telephone – Class Z and Advisor Class

Proceeds Sent by	Minimum	Maximum
Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day
*	Wire fee is $10 per Federal Reserve Wire.

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

Check Writing

Check Writing is offered to shareholders of Class Z shares of the Old Mutual Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 888-772-2888 and request a Signature Card.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	Each Fund may reject or suspend acceptance of purchase orders.
•	Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

•

Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Funds will provide 60 days’ prior notice of the imposition of this fee. The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•

The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if there are accounts registered under different names in the household. Please call us or your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, please call us and we will begin delivery within 30 days of your request. If you purchased your shares through a financial intermediary, please contact your broker-dealer or financial advisor to request separate mailings.

Exchanges Between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.

If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this Prospectus titled “Investing in the Funds - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of this Prospectus titled “Buying Shares - Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

To Open an Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you want to invest

Your name

Your Social Security or tax identification number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you want to make an additional investment

Your name

Your Social Security or tax identification number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via The Internet – Class Z and Advisor Class Shares:

Complete the bank information section on the account application.

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Equity Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains at least once a year, if available, except the Old Mutual Barrow Hanley Value Fund pays shareholders dividends from its net investment income semi-annually and distributions from its net realized capital gains once a year, if available, and the Old Mutual Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Fixed Income Funds declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of a Fund, whether for cash or for shares of another Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%

Distribution Arrangements

The Trust, on behalf of each of the Advisor Class and Class R shares of each Fund, has adopted a Distribution Plan and a Service Plan pursuant to which a Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services. Because distribution fees and/or service fees are paid out of the Funds’

Advisor Class and Class R assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summaries” and “Investing in the Funds - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

Revenue Sharing

Payments to Financial Intermediaries

The Advisor, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Funds on the financial intermediary’s sales system, placing the Trust and the Funds on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUNDS, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

FINANCIAL HIGHLIGHTS

A Fund’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights. Their report and the Fund’s financial statements are included in the Funds’ Annual Report to Shareholders, which is available, free of charge, upon request.

The Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Heitman REIT and Old Mutual Dwight Short Term Fixed Income Funds acquired the assets of predecessor funds in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Old Mutual Barrow Hanley Value and Old Mutual Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic U.S. Long/Short and Old Mutual Dwight Short Term Fixed Income Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Analytic U.S. Long/Short Fund
Class Z
2007		$ 11.70	$ 0.08	[1]	$ 2.46	$ 2.54	$ (0.04)	$ -	$ (0.04)
2006		$ 10.60	$ 0.05	[1]	$ 1.13	$ 1.18	$ (0.08)	$ -	$ (0.08)
2005		$ 9.84	$ 0.06	[1]	$ 0.77	$ 0.83	$ (0.07)	$ -	$ (0.07)
2004		$ 7.35	$ 0.05	[1]	$ 2.48	$ 2.53	$ (0.04)	$ -	$ (0.04)
2003		$ 10.42	$ 0.06		$ (3.06)	$ (3.00)	$ (0.07)	$ -	$ (0.07)
Advisor Class
2007	[2]	$ 13.51	$ 0.01	[1]	$ 0.66	$ 0.67	$ -	$ -	$ -
Class R
2007	[2]	$ 13.51	$ -	[1]	$ 0.66	$ 0.66	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 13.51	$ 0.03	[1]	$ 0.66	$ 0.69	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *		Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 14.20	21.74%	$ 150,654	1.24%	@	1.56%	0.59%	93.42%
2006		$ -	$ 11.70	11.16%	$ 27,771	1.27%	@	1.30%	0.47%	208.15%
2005		$ -	$ 10.60	8.49%	$ 55,219	1.28%		1.28%	0.57%	173.71%
2004		$ -	$ 9.84	34.50%	$ 65,668	1.24%		1.25%	0.59%	267.41%
2003		$ -	$ 7.35	(28.83)%	$ 53,983	1.19%		1.31%	0.62%	212.69%
Advisor Class
2007	[2]	$ -	$ 14.18	4.96%	$ -	1.38%	@	270.71%	0.33%	93.42%
Class R
2007	[2]	$ -	$ 14.17	4.89%	$ -	1.71%	@	4,541.53%	0.04%	93.42%
Institutional Class
2007	[2]	$ -	$ 14.20	5.11%	$ -	1.01%	@	2,495.13%	0.73%	93.42%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Barrow Hanley Value Fund
Class Z
2007		$ 16.61	$ 0.19	[1]	$ 1.37	$ 1.56	$ (0.21)	$ (9.14)	$ (9.35)
2006		$ 16.65	$ 0.09	[1]	$ 0.68	$ 0.77	$ (0.14)	$ (0.67)	$ (0.81)
2005		$ 15.88	$ 0.06	[1]	$ 0.99	$ 1.05	$ (0.05)	$ (0.23)	$ (0.28)
2004		$ 11.84	$ 0.05	[1]	$ 4.07	$ 4.12	$ (0.06)	$ (0.02)	$ (0.08)
2003		$ 16.40	$ 0.14		$ (4.31)	$ (4.17)	$ (0.15)	$ (0.24)	$ (0.39)
Advisor Class
2007		$ 16.58	$ 0.16	[1]	$ 1.37	$ 1.53	$ (0.15)	$ (9.14)	$ (9.29)
2006		$ 16.62	$ 0.07	[1]	$ 0.65	$ 0.72	$ (0.09)	$ (0.67)	$ (0.76)
2005		$ 15.86	$ 0.01	[1]	$ 1.01	$ 1.02	$ (0.03)	$ (0.23)	$ (0.26)
2004	††	$ 14.23	$ 0.04	[1]	$ 1.66	$ 1.70	$ (0.05)	$ (0.02)	$ (0.07)
Class R
2007	[2]	$ 8.69	$ 0.03	[1]	$ 0.09	$ 0.12	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 8.69	$ 0.05	[1]	$ 0.09	$ 0.14	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 8.82	14.03%	$ 124,884	1.10%	1.43%	1.52%	62.56%
2006		$ -	$ 16.61	4.69%	$ 311,142	1.37%	1.45%	0.51%	26.88%
2005		$ -	$ 16.65	6.64%	$ 1,374,194	1.44%	1.46%	0.34%	20.03%
2004		$ -	$ 15.88	34.82%	$ 1,128,195	1.48%	1.49%	0.36%	24.31%
2003		$ -	$ 11.84	(25.73)%	$ 647,508	1.45%	1.52%	1.00%	50.05%
Advisor Class
2007		$ -	$ 8.82	13.83%	$ 251	1.35%	2.68%	1.25%	62.56%
2006		$ -	$ 16.58	4.39%	$ 758	1.59%	1.64%	0.44%	26.88%
2005		$ -	$ 16.62	6.41%	$ 894	1.69%	1.71%	0.09%	20.03%
2004	††	$ -	$ 15.86	11.97%	$ 723	1.75%	1.76%	0.35%	24.31%
Class R
2007	[2]	$ -	$ 8.81	1.38%	$ -	1.66%	4,635.05%	1.36%	62.56%
Institutional Class
2007	[2]	$ -	$ 8.83	1.61%	$ -	0.93%	2,546.53%	2.10%	62.56%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Columbus Circle Technology and Communications Fund
Class Z
2007		$ 13.04	$ (0.13)	[1]	$ 0.23	$ 0.10	$ -	$ -	$ -
2006		$ 10.40	$ (0.14)	[1]	$ 2.78	$ 2.64	$ -	$ -	$ -
2005		$ 10.77	$ (0.13)	[1]	$ (0.24)	$ (0.37)	$ -	$ -	$ -
2004		$ 7.31	$ (0.14)	[1]	$ 3.60	$ 3.46	$ -	$ -	$ -
2003		$ 14.79	$ (0.11)	[1]	$ (7.37)	$ (7.48)	$ -	$ -	$ -
Advisor Class
2007		$ 12.88	$ (0.16)	[1]	$ 0.22	$ 0.06	$ -	$ -	$ -
2006		$ 10.29	$ (0.16)	[1]	$ 2.75	$ 2.59	$ -	$ -	$ -
2005		$ 10.68	$ (0.15)	[1]	$ (0.24)	$ (0.39)	$ -	$ -	$ -
2004		$ 7.27	$ (0.16)	[1]	$ 3.57	$ 3.41	$ -	$ -	$ -
2003		$ 14.75	$ (0.13)	[1]	$ (7.35)	$ (7.48)	$ -	$ -	$ -
Class R
2007	[2]	$ 13.02	$ (0.06)	[1]	$ 0.15	$ 0.09	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 13.02	$ (0.03)	[1]	$ 0.15	$ 0.12	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 13.14	0.77%	$ 160,833	1.45%	1.84%	(1.06)%	126.47%
2006		$ -	$ 13.04	25.38%	$ 222,617	1.59%	1.62%	(1.24)%	104.99%
2005		$ -	$ 10.40	(3.44)%	$ 229,768	1.64%	1.64%	(1.22)%	63.05%
2004		$ -	$ 10.77	47.33%	$ 314,112	1.66%	1.67%	(1.40)%	135.24%
2003		$ -	$ 7.31	(50.57)%	$ 262,244	1.54%	1.54%	(1.24)%	261.67%
Advisor Class
2007		$ -	$ 12.94	0.47%	$ -	1.69%	10.22%	(1.32)%	126.47%
2006		$ -	$ 12.88	25.17%	$ 201	1.87%	1.88%	(1.50)%	104.99%
2005		$ -	$ 10.29	(3.65)%	$ 8,536	1.89%	1.89%	(1.45)%	63.05%
2004		$ -	$ 10.68	46.91%	$ 14,303	1.90%	1.91%	(1.64)%	135.24%
2003		$ -	$ 7.27	(50.71)%	$ 7,285	1.79%	1.79%	(1.47)%	261.67%
Class R
2007	[2]	$ -	$ 13.11	0.69%	$ -	2.00%	4,637.59%	(1.56)%	126.47%
Institutional Class
2007	[2]	$ -	$ 13.14	0.92%	$ -	1.22%	2,547.92%	(0.80)%	126.47%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Emerging Growth Fund
Class Z
2007		$ 15.83	$ (0.16)	[1]	$ 0.12	$ (0.04)	$ -	$ -	$ -
2006		$ 12.42	$ (0.17)	[1]	$ 3.58	$ 3.41	$ -	$ -	$ -
2005		$ 12.66	$ (0.16)	[1]	$ (0.08)	$ (0.24)	$ -	$ -	$ -
2004		$ 7.94	$ (0.16)	[1]	$ 4.88	$ 4.72	$ -	$ -	$ -
2003		$ 14.23	$ (0.14)		$ (6.15)	$ (6.29)	$ -	$ -	$ -
Advisor Class
2007	[2]	$ 15.20	$ (0.06)	[1]	$ 0.63	$ 0.57	$ -	$ -	$ -
Class R
2007	[2]	$ 15.20	$ (0.07)	[1]	$ 0.63	$ 0.56	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 15.20	$ (0.04)	[1]	$ 0.63	$ 0.59	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 15.79	(0.25)%	$ 160,761	1.30%	1.57%	(1.08)%	221.65%
2006		$ -	$ 15.83	27.46%	$ 182,191	1.43%	1.45%	(1.23)%	157.70%
2005		$ -	$ 12.42	(1.90)%	$ 184,294	1.46%	1.47%	(1.36)%	68.28%
2004		$ -	$ 12.66	59.45%	$ 278,178	1.40%	1.41%	(1.30)%	96.38%
2003		$ -	$ 7.94	(44.20)%	$ 201,460	1.55%	1.55%	(1.44)%	218.32%
Advisor Class
2007	[2]	$ -	$ 15.77	3.75%	$ -	1.55%	2,258.98%	(1.45)%	221.65%
Class R
2007	[2]	$ -	$ 15.76	3.68%	$ -	1.85%	4,571.29%	(1.75)%	221.65%
Institutional Class
2007	[2]	$ -	$ 15.79	3.88%	$ -	1.07%	2,511.60%	(0.98)%	221.65%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Focused Fund
Class Z
2007		$ 20.36	$ 0.13	[1]	$ 3.10	$ 3.23	$ (0.06)	$ -	$ (0.06)
2006		$ 18.61	$ 0.02	[1]	$ 1.82	$ 1.84	$ (0.09)	$ -	$ (0.09)
2005		$ 17.19	$ 0.07	[1]	$ 1.35	$ 1.42	$ -	$ -	$ -
2004		$ 12.01	$ (0.02)	[1]	$ 5.20	$ 5.18	$ -	$ -	$ -
2003		$ 16.20	$ (0.02)		$ (4.17)	$ (4.19)	$ -	$ -	$ -
Advisor Class
2007	[2]	$ 24.26	$ 0.02	[1]	$ (0.78)	$ (0.76)	$ -	$ -	$ -
Class R
2007	[2]	$ 24.26	$ -	[1]	$ (0.78)	$ (0.78)	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 24.26	$ 0.06	[1]	$ (0.78)	$ (0.72)	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 23.53	15.85%	$ 25,555	1.15%	1.44%	0.57%	95.63%
2006		$ -	$ 20.36	9.88%	$ 17,566	1.39%	1.47%	0.08%	110.47%
2005		$ -	$ 18.61	8.26%	$ 19,724	1.49%	1.62%	0.42%	192.04%
2004		$ -	$ 17.19	43.13%	$ 26,574	1.50%	1.54%	(0.15)%	240.63%
2003		$ -	$ 12.01	(25.86)%	$ 23,293	1.50%	1.50%	(0.23)%	281.70%
Advisor Class
2007	[2]	$ -	$ 23.50	(3.13)%	$ -	1.41%	2,343.97%	0.33%	95.63%
Class R
2007	[2]	$ -	$ 23.48	(3.22)%	$ -	1.71%	4,740.42%	0.04%	95.63%
Institutional Class
2007	[2]	$ -	$ 23.54	(2.97)%	$ -	0.83%	2,604.40%	0.91%	95.63%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Growth Fund
Class Z
2007		$ 23.21	$ (0.08)	[1]	$ 0.77	$ 0.69	$ -	$ -	$ -
2006		$ 18.36	$ (0.12)	[1]	$ 4.97	$ 4.85	$ -	$ -	$ -
2005		$ 18.34	$ (0.19)	[1]	$ 0.21	$ 0.02	$ -	$ -	$ -
2004		$ 13.90	$ (0.20)	[1]	$ 4.64	$ 4.44	$ -	$ -	$ -
2003		$ 18.94	$ (0.17)	[1]	$ (4.87)	$ (5.04)	$ -	$ -	$ -
Advisor Class
2007		$ 22.62	$ (0.13)	[1]	$ 0.74	$ 0.61	$ -	$ -	$ -
2006		$ 17.94	$ (0.18)	[1]	$ 4.86	$ 4.68	$ -	$ -	$ -
2005		$ 17.98	$ (0.24)	[1]	$ 0.20	$ (0.04)	$ -	$ -	$ -
2004		$ 13.66	$ (0.24)	[1]	$ 4.56	$ 4.32	$ -	$ -	$ -
2003		$ 18.66	$ (0.21)	[1]	$ (4.79)	$ (5.00)	$ -	$ -	$ -
Class R
2007	[2]	$ 23.05	$ (0.06)	[1]	$ 0.88	$ 0.82	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 23.05	$ (0.02)	[1]	$ 0.88	$ 0.86	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 23.90	2.97%	$ 531,797	1.10%	1.33%	(0.36)%	93.58%
2006		$ -	$ 23.21	26.42%	$ 655,520	1.35%	1.37%	(0.61)%	102.94%
2005		$ -	$ 18.36	0.11%	$ 714,903	1.40%	1.40%	(1.16)%	36.93%
2004		$ -	$ 18.34	31.94%	$ 986,917	1.38%	1.39%	(1.16)%	163.61%
2003		$ -	$ 13.90	(26.61)%	$ 1,118,887	1.42%	1.42%	(1.12)%	167.87%
Advisor Class
2007		$ -	$ 23.23	2.70%	$ 66	1.35%	7.85%	(0.61)%	93.58%
2006		$ -	$ 22.62	26.09%	$ 64	1.61%	1.63%	(0.93)%	102.94%
2005		$ -	$ 17.94	(0.22)%	$ 120	1.65%	1.65%	(1.39)%	36.93%
2004		$ -	$ 17.98	31.63%	$ 40,534	1.63%	1.64%	(1.42)%	163.61%
2003		$ -	$ 13.66	(26.80)%	$ 33,619	1.67%	1.67%	(1.37)%	167.87%
Class R
2007	[2]	$ -	$ 23.87	3.56%	$ -	1.65%	4,579.04%	(0.98)%	93.58%
Institutional Class
2007	[2]	$ -	$ 23.91	3.73%	$ -	0.97%	2,515.87%	(0.30)%	93.58%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital		Total Dividends and Distributions
Old Mutual Heitman REIT Fund
Class Z
2007		$ 14.28	$ 0.12	[1]	$ 2.57		$ 2.69	$ (0.30)	$ (1.33)	$ -		$ (1.63)
2006		$ 11.77	$ 0.10	[1]	$ 4.07		$ 4.17	$ (0.19)	$ (1.36)	$ (0.11)	[3]	$ (1.66)
2005		$ 11.66	$ 0.30	[1]	$ 1.01	^^^^	$ 1.31	$ (0.29)	$ (0.91)	$ -		$ (1.20)
2004		$ 8.06	$ 0.31	[1]	$ 3.80		$ 4.11	$ (0.34)	$ (0.12)	$ (0.05)	[3]	$ (0.51)
2003		$ 9.58	$ 0.30	[1]	$ (0.87)		$ (0.57)	$ (0.31)	$ (0.61)	$ (0.03)	[3]	$ (0.95)
Advisor Class
2007		$ 14.21	$ 0.09	[1]	$ 2.55		$ 2.64	$ (0.26)	$ (1.33)	$ -		$ (1.59)
2006		$ 11.72	$ 0.06	[1]	$ 4.06		$ 4.12	$ (0.16)	$ (1.36)	$ (0.11)	[3]	$ (1.63)
2005		$ 11.61	$ 0.26	[1]	$ 1.02	^^^^	$ 1.28	$ (0.26)	$ (0.91)	$ -		$ (1.17)
2004		$ 8.03	$ 0.30	[1]	$ 3.76		$ 4.06	$ (0.31)	$ (0.12)	$ (0.05)	[3]	$ (0.48)
2003		$ 9.55	$ 0.27	[1]	$ (0.86)		$ (0.59)	$ (0.30)	$ (0.61)	$ (0.02)	[3]	$ (0.93)
Class R
2007	[2]	$ 15.00	$ 0.06	[1]	$ 0.41		$ 0.47	$ (0.13)	$ -			$ (0.13)
Institutional Class
2007	[2]	$ 15.00	$ 0.10	[1]	$ 0.40		$ 0.50	$ (0.16)	$ -			$ (0.16)

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 15.34	19.20%	$ 181,763	1.25%	1.30%	0.79%	67.95%
2006		$ -	$ 14.28	37.47%	$ 182,951	1.31%	1.31%	0.73%	69.95%
2005		$ -	$ 11.77	10.96%	$ 145,088	1.31%	1.31%	2.52%	82.58%
2004		$ -	$ 11.66	52.08%	$ 133,980	1.30%	1.31%	3.15%	78.20%
2003		$ -	$ 8.06	(5.73)%	$ 70,039	1.27%	1.33%	3.42%	110.81%
Advisor Class
2007		$ -	$ 15.26	18.95%	$ 16,346	1.50%	1.54%	0.60%	67.95%
2006		$ -	$ 14.21	37.13%	$ 15,849	1.56%	1.56%	0.46%	69.95%
2005		$ -	$ 11.72	10.73%	$ 13,886	1.56%	1.56%	2.25%	82.58%
2004		$ -	$ 11.61	51.66%	$ 17,664	1.55%	1.56%	3.04%	78.20%
2003		$ -	$ 8.03	(5.99)%	$ 14,578	1.52%	1.58%	3.15%	110.81%
Class R
2007	[2]	$ -	$ 15.34	3.15%	$ -	1.78%	4,432.43%	1.40%	67.95%
Institutional Class
2007	[2]	$ -	$ 15.34	3.37%	$ -	0.96%	2,435.56%	2.22%	67.95%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions
Old Mutual Large Cap Fund
Class Z
2007		$ 13.13	$ 0.09	[1]	$ 2.19	$ 2.28	$ (0.05)	$ -	$ -	$ (0.05)
2006		$ 12.13	$ 0.08	[1]	$ 0.99	$ 1.07	$ (0.07)	$ -	$ -	$ (0.07)
2005		$ 11.93	$ 0.08	[1]	$ 0.25	$ 0.33	$ (0.13)	$ -	$ -	$ (0.13)
2004		$ 9.50	$ 0.15	[1]	$ 2.43	$ 2.58	$ (0.15)	$ -	$ -	$ (0.15)
2003		$ 13.34	$ 0.13	[1]	$ (3.82)	$ (3.69)	$ (0.15)	$ -	$ -	$ (0.15)
Advisor Class
2007		$ 13.09	$ 0.05	[1]	$ 2.18	$ 2.23	$ (0.02)	$ -	$ -	$ (0.02)
2006		$ 12.10	$ 0.05	[1]	$ 0.98	$ 1.03	$ (0.04)	$ -	$ -	$ (0.04)
2005		$ 11.89	$ 0.05	[1]	$ 0.25	$ 0.30	$ (0.09)	$ -	$ -	$ (0.09)
2004		$ 9.48	$ 0.12	[1]	$ 2.42	$ 2.54	$ (0.13)	$ -	$ -	$ (0.13)
2003		$ 13.30	$ 0.09	[1]	$ (3.79)	$ (3.70)	$ (0.12)	$ -	$ -	$ (0.12)
Class R
2007	[2]	$ 15.68	$ (0.01)	[1]	$ (0.33)	$ (0.34)	$ -	$ -		$ -
Institutional Class
2007	[2]	$ 15.68	$ 0.03	[1]	$ (0.33)	$ (0.30)	$ -	$ -		$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 15.36	17.32%	$ 101,625	1.15%	1.22%	0.58%	176.89%
2006		$ -	$ 13.13	8.86%	$ 83,294	1.23%	1.24%	0.64%	77.33%
2005		$ -	$ 12.13	2.73%	$ 122,043	1.21%	1.21%	0.69%	152.98%
2004		$ -	$ 11.93	27.20%	$ 214,710	1.20%	1.21%	1.34%	252.96%
2003		$ -	$ 9.50	(27.73)%	$ 283,989	1.20%	1.20%	1.18%	428.30%
Advisor Class
2007		$ -	$ 15.30	17.04%	$ 467	1.40%	2.34%	0.37%	176.89%
2006		$ -	$ 13.09	8.51%	$ 358	1.48%	1.49%	0.40%	77.33%
2005		$ -	$ 12.10	2.53%	$ 441	1.46%	1.46%	0.44%	152.98%
2004		$ -	$ 11.89	26.81%	$ 723	1.45%	1.46%	1.03%	252.96%
2003		$ -	$ 9.48	(27.86)%	$ 451	1.45%	1.45%	0.86%	428.30%
Class R
2007	[2]	$ -	$ 15.34	(2.17)%	$ -	1.71%	4,528.14%	(0.16)%	176.89%
Institutional Class
2007	[2]	$ -	$ 15.38	(1.91)%	$ -	0.87%	2,589.54%	0.68%	176.89%

		Net Asset Value Beginning of Period	Net Investment Income (Loss) [1]	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Large Cap Growth Fund
Class Z
2007		$ 22.82	$ (0.08)	$ 0.64	$ 0.56	$ -	$ -	$ -
2006		$ 19.20	$ (0.10)	$ 3.72	$ 3.62	$ -	$ -	$ -
2005		$ 19.80	$ (0.08)	$ (0.52)	$ (0.60)	$ -	$ -	$ -
2004		$ 15.10	$ (0.15)	$ 4.85	$ 4.70	$ -	$ -	$ -
2003		$ 19.67	$ (0.11)	$ (4.46)	$ (4.57)	$ -	$ -	$ -
Advisor Class
2007		$ 22.52	$ (0.13)	$ 0.62	$ 0.49	$ -	$ -	$ -
2006		$ 18.99	$ (0.15)	$ 3.68	$ 3.53	$ -	$ -	$ -
2005		$ 19.64	$ (0.14)	$ (0.51)	$ (0.65)	$ -	$ -	$ -
2004		$ 15.02	$ (0.19)	$ 4.81	$ 4.62	$ -	$ -	$ -
2003		$ 19.62	$ (0.15)	$ (4.45)	$ (4.60)	$ -	$ -	$ -
Class R
2007	[2]	$ 23.37	$ (0.05)	$ 0.03	$ (0.02)	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 23.37	$ -	$ 0.03	$ 0.03	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 23.38	2.45%	$ 86,240	1.25%	1.43%	(0.34)%	140.62%
2006		$ -	$ 22.82	18.85%	$ 111,398	1.31%	1.33%	(0.49)%	110.59%
2005		$ -	$ 19.20	(3.03)%	$ 143,955	1.32%	1.32%	(0.43)%	35.70%
2004		$ -	$ 19.80	31.13%	$ 184,688	1.34%	1.35%	(0.83)%	63.17%
2003		$ -	$ 15.10	(23.23)%	$ 172,972	1.33%	1.33%	(0.67)%	124.58%
Advisor Class
2007		$ -	$ 23.01	2.18%	$ 349	1.50%	2.72%	(0.59)%	140.62%
2006		$ -	$ 22.52	18.59%	$ 342	1.56%	1.57%	(0.71)%	110.59%
2005		$ -	$ 18.99	(3.31)%	$ 318	1.57%	1.57%	(0.72)%	35.70%
2004		$ -	$ 19.64	30.76%	$ 561	1.59%	1.60%	(1.09)%	63.17%
2003		$ -	$ 15.02	(23.45)%	$ 497	1.58%	1.58%	(0.93)%	124.58%
Class R
2007	[2]	$ -	$ 23.35	(0.09)%	$ -	1.80%	4,649.93%	(0.84)%	140.62%
Institutional Class
2007	[2]	$ -	$ 23.40	0.13%	$ -	0.97%	2,554.60%	(0.01)%	140.62%

		Net Asset Value Beginning of Period	Net Investment Income (Loss) [1]	Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Large Cap Growth Concentrated Fund
Class Z
2007		$ 17.78	$ (0.08)	$ 0.58	$ 0.50	$ -	$ -	$ -
2006		$ 14.03	$ (0.14)	$ 3.89	$ 3.75	$ -	$ -	$ -
2005		$ 15.12	$ (0.09)	$ (1.00)	$ (1.09)	$ -	$ -	$ -
2004		$ 11.35	$ (0.17)	$ 3.94	$ 3.77	$ -	$ -	$ -
2003		$ 15.15	$ (0.09)	$ (3.71)	$ (3.80)	$ -	$ -	$ -
Advisor Class
2007		$ 17.55	$ (0.12)	$ 0.57	$ 0.45	$ -	$ -	$ -
2006		$ 13.89	$ (0.18)	$ 3.84	$ 3.66	$ -	$ -	$ -
2005		$ 15.01	$ (0.13)	$ (0.99)	$ (1.12)	$ -	$ -	$ -
2004		$ 11.30	$ (0.21)	$ 3.92	$ 3.71	$ -	$ -	$ -
2003		$ 15.10	$ (0.12)	$ (3.68)	$ (3.80)	$ -	$ -	$ -
Class R
2007	[2]	$ 18.33	$ (0.05)	$ (0.03)	$ (0.08)	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 18.33	$ (0.01)	$ (0.03)	$ (0.04)	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 18.28	2.81%	$ 111,341	1.25%	1.51%	(0.44)%	157.06%
2006		$ -	$ 17.78	26.73%	$ 140,148	1.41%	1.44%	(0.90)%	128.58%
2005		$ -	$ 14.03	(7.21)%	$ 153,215	1.46%	1.46%	(0.64)%	41.95%
2004		$ -	$ 15.12	33.22%	$ 217,059	1.46%	1.47%	(1.24)%	73.65%
2003		$ -	$ 11.35	(25.08)%	$ 209,192	1.48%	1.48%	(0.74)%	156.30%
Advisor Class
2007		$ -	$ 18.00	2.56%	$ 121	1.50%	5.05%	(0.69)%	157.06%
2006		$ -	$ 17.55	26.35%	$ 112	1.66%	1.69%	(1.14)%	128.58%
2005		$ -	$ 13.89	(7.46)%	$ 107	1.71%	1.71%	(0.85)%	41.95%
2004		$ -	$ 15.01	32.83%	$ 96	1.71%	1.72%	(1.50)%	73.65%
2003		$ -	$ 11.30	(25.17)%	$ 63	1.73%	1.73%	(1.00)%	156.30%
Class R
2007	[2]	$ -	$ 18.25	(0.44)%	$ -	1.80%	4,666.84%	(1.00)%	157.06%
Institutional Class
2007	[2]	$ -	$ 18.29	(0.22)%	$ -	0.97%	2,564.04%	(0.16)%	157.06%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Mid-Cap Fund
Class Z
2007		$ 19.46	$ (0.08)	[1]	$ 1.11	$ 1.03	$ -	$ (4.10)	$ (4.10)
2006		$ 17.97	$ (0.05)	[1]	$ 3.09	$ 3.04	$ (0.01)	$ (1.54)	$ (1.55)
2005		$ 17.93	$ (0.03)	[1]	$ 1.73	$ 1.70	$ -	$ (1.66)	$ (1.66)
2004		$ 12.29	$ (0.07)	[1]	$ 5.71	$ 5.64	$ -	$ -	$ -
2003		$ 15.74	$ (0.04)	[1]	$ (3.41)	$ (3.45)	$ -	$ -	$ -
Advisor Class
2007		$ 19.22	$ (0.12)	[1]	$ 1.09	$ 0.97	$ -	$ (4.10)	$ (4.10)
2006		$ 17.79	$ (0.09)	[1]	$ 3.06	$ 2.97	$ -	$ (1.54)	$ (1.54)
2005		$ 17.82	$ (0.07)	[1]	$ 1.70	$ 1.63	$ -	$ (1.66)	$ (1.66)
2004		$ 12.25	$ (0.11)	[1]	$ 5.68	$ 5.57	$ -	$ -	$ -
2003		$ 15.72	$ (0.07)	[1]	$ (3.40)	$ (3.47)	$ -	$ -	$ -
Class R
2007	[2]	$ 16.09	$ (0.04)	[1]	$ 0.32	$ 0.28	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 16.09	$ (0.01)	[1]	$ 0.32	$ 0.31	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 16.39	7.91%	$ 247,662	1.20%	1.38%	(0.45)%	99.00%
2006		$ -	$ 19.46	17.52%	$ 403,953	1.32%	1.35%	(0.25)%	81.91%
2005		$ -	$ 17.97	9.59%	$ 455,657	1.33%	1.33%	(0.18)%	116.71%
2004		$ -	$ 17.93	45.89%	$ 452,530	1.37%	1.38%	(0.47)%	143.80%
2003		$ -	$ 12.29	(21.92)%	$ 288,030	1.40%	1.40%	(0.33)%	195.22%
Advisor Class
2007		$ -	$ 16.09	7.66%	$ 6,039	1.45%	1.61%	(0.69)%	99.00%
2006		$ -	$ 19.22	17.26%	$ 7,222	1.57%	1.60%	(0.49)%	81.91%
2005		$ -	$ 17.79	9.25%	$ 8,416	1.58%	1.58%	(0.37)%	116.71%
2004		$ -	$ 17.82	45.47%	$ 6,493	1.62%	1.63%	(0.72)%	143.80%
2003		$ -	$ 12.25	(22.07)%	$ 1,634	1.65%	1.65%	(0.54)%	195.22%
Class R
2007	[2]	$ -	$ 16.37	1.74%	$ -	1.74%	4,592.05%	(0.98)%	99.00%
Institutional Class
2007	[2]	$ -	$ 16.40	1.93%	$ -	1.03%	2,523.01%	(0.25)%	99.00%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Select Growth Fund
Class Z
2007		$ 24.63	$ (0.14)	[1]	$ 1.07	$ 0.93	$ -	$ -	$ -
2006		$ 19.95	$ (0.20)	[1]	$ 4.88	$ 4.68	$ -	$ -	$ -
2005		$ 20.91	$ (0.26)	[1]	$ (0.70)	$ (0.96)	$ -	$ -	$ -
2004		$ 15.71	$ (0.28)	[1]	$ 5.48	$ 5.20	$ -	$ -	$ -
2003		$ 22.74	$ (0.19)		$ (6.84)	$ (7.03)	$ -	$ -	$ -
Advisor Class
2007	[2]	$ 25.49	$ (0.07)	[1]	$ 0.11	$ 0.04	$ -	$ -	$ -
Class R
2007	[2]	$ 25.49	$ (0.09)	[1]	$ 0.12	$ 0.03	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 25.49	$ (0.03)	[1]	$ 0.11	$ 0.08	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 25.56	3.78%	$ 118,721	1.25%	1.61%	(0.58)%	201.17%
2006		$ -	$ 24.63	23.46%	$ 150,145	1.46%	1.51%	(0.93)%	157.84%
2005		$ -	$ 19.95	(4.59)%	$ 163,617	1.53%	1.53%	(1.28)%	141.68%
2004		$ -	$ 20.91	33.10%	$ 231,034	1.52%	1.53%	(1.44)%	179.85%
2003		$ -	$ 15.71	(30.91)%	$ 225,127	1.55%	1.55%	(1.02)%	381.73%
Advisor Class
2007	[2]	$ -	$ 25.53	0.16%	$ -	1.50%	2,551.05%	(1.01)%	201.17%
Class R
2007	[2]	$ -	$ 25.52	0.12%	$ -	1.80%	4,564.47%	(1.32)%	201.17%
Institutional Class
2007	[2]	$ -	$ 25.57	0.31%	$ -	0.97%	2,563.60%	(0.49)%	201.17%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Small Cap Fund
Class Z
2007		$ 25.05	$ (0.10)	[1]	$ 2.95	$ 2.85	$ -	$ -	$ -
2006		$ 22.16	$ (0.07)	[1]	$ 2.96	$ 2.89	$ -	$ -	$ -
2005		$ 20.29	$ (0.20)	[1]	$ 2.07	$ 1.87	$ -	$ -	$ -
2004		$ 13.27	$ (0.15)	[1]	$ 7.17	$ 7.02	$ -	$ -	$ -
2003		$ 20.65	$ (0.13)	[1]	$ (7.25)	$ (7.38)	$ -	$ -	$ -
Advisor Class
2007		$ 24.75	$ (0.17)	[1]	$ 2.92	$ 2.75	$ -	$ -	$ -
2006		$ 21.95	$ (0.14)	[1]	$ 2.94	$ 2.80	$ -	$ -	$ -
2005		$ 20.15	$ (0.26)	[1]	$ 2.06	$ 1.80	$ -	$ -	$ -
2004		$ 13.20	$ (0.19)	[1]	$ 7.14	$ 6.95	$ -	$ -	$ -
2003		$ 20.60	$ (0.17)	[1]	$ (7.23)	$ (7.40)	$ -	$ -	$ -
Class R
2007	[2]	$ 26.66	$ (0.07)	[1]	$ 1.26	$ 1.19	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 26.66	$ (0.02)	[1]	$ 1.27	$ 1.25	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 27.90	11.38%	$ 46,005	1.25%	1.67%	(0.41)%	104.61%
2006		$ -	$ 25.05	13.04%	$ 49,868	1.44%	1.65%	(0.32)%	116.13%
2005		$ -	$ 22.16	9.22%	$ 60,556	1.50%	1.61%	(1.01)%	98.18%
2004		$ -	$ 20.29	52.90%	$ 102,497	1.50%	1.56%	(0.84)%	116.57%
2003		$ -	$ 13.27	(35.74)%	$ 102,497	1.50%	1.59%	(0.83)%	115.44%
Advisor Class
2007		$ -	$ 27.50	11.11%	$ 6	1.50%	70.89%	(0.66)%	104.61%
2006		$ -	$ 24.75	12.76%	$ 6	1.67%	1.88%	(0.61)%	116.13%
2005		$ -	$ 21.95	8.93%	$ 19	1.75%	1.86%	(1.30)%	98.18%
2004		$ -	$ 20.15	52.65%	$ 97	1.74%	1.80%	(1.11)%	116.57%
2003		$ -	$ 13.20	(35.92)%	$ 165	1.75%	1.84%	(1.08)%	115.44%
Class R
2007	[2]	$ -	$ 27.85	4.46%	$ -	1.80%	4,558.16%	(0.99)%	104.61%
Institutional Class
2007	[2]	$ -	$ 27.91	4.69%	$ -	1.12%	2,504.37%	(0.31)%	104.61%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Strategic Small Company Fund
Class Z
2007		$ 17.43	$ (0.12)	[1]	$ 0.33	$ 0.21	$ -	$ (4.17)	$ (4.17)
2006		$ 14.47	$ (0.13)	[1]	$ 3.09	$ 2.96	$ -	$ -	$ -
2005		$ 13.68	$ (0.16)	[1]	$ 0.95	$ 0.79	$ -	$ -	$ -
2004		$ 8.72	$ (0.14)	[1]	$ 5.10	$ 4.96	$ -	$ -	$ -
2003		$ 13.37	$ (0.11)	[1]	$ (4.54)	$ (4.65)	$ -	$ -	$ -
Advisor Class
2007		$ 17.29	$ (0.15)	[1]	$ 0.31	$ 0.16	$ -	$ (4.17)	$ (4.17)
2006		$ 14.38	$ (0.16)	[1]	$ 3.07	$ 2.91	$ -	$ -	$ -
2005		$ 13.63	$ (0.19)	[1]	$ 0.94	$ 0.75	$ -	$ -	$ -
2004		$ 8.71	$ (0.18)	[1]	$ 5.10	$ 4.92	$ -	$ -	$ -
2003 [4]		$ 9.29	$ (0.07)		$ (0.51)	$ (0.58)	$ -	$ -	$ -
Class R
2007	[2]	$ 12.93	$ (0.05)	[1]	$ 0.57	$ 0.52	$ -	$ -	$ -
Institutional Class
2007	[2]	$ 12.93	$ (0.03)	[1]	$ 0.58	$ 0.55	$ -	$ -	$ -

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 13.47	5.12%	$ 35,712	1.35%	1.63%	(0.84)%	160.24%
2006		$ -	$ 17.43	20.46%	$ 48,107	1.46%	1.54%	(0.82)%	148.73%
2005		$ -	$ 14.47	5.77%	$ 51,156	1.50%	1.61%	(1.17)%	80.38%
2004		$ -	$ 13.68	56.88%	$ 69,838	1.50%	1.60%	(1.14)%	96.80%
2003		$ -	$ 8.72	(34.78)%	$ 57,738	1.50%	1.57%	(1.09)%	113.26%
Advisor Class
2007		$ -	$ 13.28	4.82%	$ 872	1.60%	2.17%	(1.08)%	160.24%
2006		$ -	$ 17.29	20.24%	$ 1,258	1.71%	1.78%	(1.07)%	148.73%
2005		$ -	$ 14.38	5.50%	$ 1,550	1.75%	1.86%	(1.42)%	80.38%
2004		$ -	$ 13.63	56.49%	$ 1,779	1.75%	1.85%	(1.41)%	96.80%
2003 [4]		$ -	$ 8.71	(8.99)%	$ 509	1.75%	1.87%	(1.28)%	113.26%
Class R
2007	[2]	$ -	$ 13.45	4.02%	$ -	1.90%	4,566.95%	(1.48)%	160.24%
Institutional Class
2007	[2]	$ -	$ 13.48	4.25%	$ -	1.12%	2,509.06%	(0.69)%	160.24%

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual TS&W Small Cap Value Fund
Class Z
2007	$ 28.15	$ (0.14)	[1]	$ 2.48	$ 2.34	$ -	$ (4.19)	$ (4.19)
2006	$ 25.20	$ (0.15)	[1]	$ 5.57	$ 5.42	$ -	$ (2.47)	$ (2.47)
2005	$ 20.80	$ (0.16)	[1]	$ 4.97	$ 4.81	$ -	$ (0.41)	$ (0.41)
2004^	$ 16.12	$ (0.05)	[1]	$ 4.89	$ 4.84	$ -	$ (0.16)	$ (0.16)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007	$ -	$ 26.30	8.80%	$ 67,029	1.30%	1.45%	(0.53)%	35.43%
2006	$ -	$ 28.15	22.69%	$ 68,271	1.46%	1.47%	(0.56)%	41.45%
2005	$ -	$ 25.20	23.23%	$ 91,746	1.50%	1.54%	(0.68)%	27.69%
2004^	$ -	$ 20.80	30.16%	$ 25,553	1.50%	1.73%	(0.42)%	27.33%

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Cash Reserves Fund
Class Z
2007	$ 1.00	$ 0.04	[1]	$ -	$ 0.04	$ (0.04)	$ -	$ (0.04)
2006	$ 1.00	$ 0.03	[1]	$ -	$ 0.03	$ (0.03)	$ -	$ (0.03)
2005	$ 1.00	$ 0.01	[1]	$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)
2004	$ 1.00	$ -	[1]	$ -	$ -	$ -	$ -	$ -
2003	$ 1.00	$ 0.01		$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007	$ -	$ 1.00	4.56%	$ 32,909	0.73%	0.94%	4.47%	n/a
2006	$ -	$ 1.00	2.96%	$ 34,503	0.84%	0.85%	2.88%	n/a
2005	$ -	$ 1.00	0.91%	$ 41,720	0.82%	0.83%	0.87%	n/a
2004	$ -	$ 1.00	0.32%	$ 53,905	0.88%	0.89%	0.32%	n/a
2003	$ -	$ 1.00	0.94%	$ 94,459	0.75%	0.75%	0.93%	n/a

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Dwight Intermediate Fixed Income Fund
Class Z
2007		$ 9.97	$ 0.46	[1]	$ 0.12	$ 0.58	$ (0.46)	$ -	$ (0.46)
2006		$ 10.12	$ 0.39	[1]	$ (0.12)	$ 0.27	$ (0.40)	$ (0.02)	$ (0.42)
2005		$ 10.30	$ 0.35	[1]	$ 0.03	$ 0.38	$ (0.36)	$ (0.20)	$ (0.56)
2004^^		$ 10.00	$ 0.23	[1]	$ 0.38	$ 0.61	$ (0.23)	$ (0.08)	$ (0.31)
Advisor Class
2007	[2]	$ 10.10	$ 0.13	[1]	$ (0.01)	$ 0.12	$ (0.14)	$ -	$ (0.14)
Class R
2007	[2]	$ 10.10	$ 0.12	[1]	$ (0.01)	$ 0.11	$ (0.12)	$ -	$ (0.12)
Institutional Class
2007	[2]	$ 10.10	$ 0.14	[1]	$ -	$ 0.14	$ (0.15)	$ -	$ (0.15)

		Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 10.09	5.99%	$ 7,574	0.85%	1.60%	4.62%	462.98%
2006		$ -	$ 9.97	2.70%	$ 7,620	0.85%	1.74%	3.88%	435.30%
2005		$ -	$ 10.12	3.72%	$ 7,302	0.85%	2.05%	3.38%	350.28%
2004^^		$ -	$ 10.30	6.19%	$ 6,377	0.85%	2.36%	3.33%	258.83%
Advisor Class
2007	[2]	$ -	$ 10.08	1.20%	$ -	1.08%	2,183.84%	4.72%	462.98%
Class R
2007	[2]	$ -	$ 10.09	1.13%	$ -	1.36%	4,753.78%	4.45%	462.98%
Institutional Class
2007	[2]	$ -	$ 10.09	1.36%	$ -	0.58%	2,560.19%	5.21%	462.98%

		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions
Old Mutual Dwight Short Term Fixed Income
Class Z
2007		$ 9.77	$ 0.37	[1]	$ 0.12		$ 0.49	$ (0.36)	$ -	$ -	$ (0.36)
2006		$ 9.81	$ 0.30	[1]	$ (0.03)		$ 0.27	$ (0.31)	$ -	$ -	$ (0.31)
2005		$ 10.00	$ 0.21	[1]	$ (0.11)	#	$ 0.10	$ (0.25)	$ (0.04)	$ -	$ (0.29)
2004		$ 10.00	$ 0.29	[1]	$ 0.04		$ 0.33	$ (0.29)	$ -	$ (0.04)	$ (0.33)
2003		$ 10.00	$ 0.39		$ 0.04		$ 0.43	$ (0.43)	$ -	$ -	$ (0.43)
Advisor Class
2007		$ 9.77	$ 0.34	[1]	$ 0.14		$ 0.48	$ (0.34)	$ -	$ -	$ (0.34)
2006		$ 9.82	$ 0.27	[1]	$ (0.04)		$ 0.23	$ (0.28)	$ -	$ -	$ (0.28)
2005		$ 10.00	$ 0.19	[1]	$ (0.10)	#	$ 0.09	$ (0.23)	$ (0.04)	$ -	$ (0.27)
2004		$ 10.00	$ 0.26	[1]	$ 0.05		$ 0.31	$ (0.27)	$ -	$ (0.04)	$ (0.31)
2003 [5]		$ 10.00	$ 0.25		$ 0.01		$ 0.26	$ (0.26)	$ -	$ -	$ (0.26)
Class R
2007	[2]	$ 9.87	$ 0.10	[1]	$ 0.03		$ 0.13	$ (0.10)	$ -	$ -	$ (0.10)
Institutional Class
2007	[2]	$ 9.87	$ 0.12	[1]	$ 0.03		$ 0.15	$ (0.12)	$ -	$ -	$ (0.12)

		Redemption Fees	Net Asset Value End of Period	Total Return †		Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007		$ -	$ 9.90	5.14%		$ 187,897	0.70%	0.91%	3.74%	163.81%
2006		$ -	$ 9.77	2.74%		$ 254,300	0.74%	0.93%	3.01%	196.42%
2005		$ -	$ 9.81	1.02%	<	$ 392,118	0.83%	1.17%	2.08%	400.26%
2004		$ -	$ 10.00	3.38%		$ 1,424,238	1.00%	1.30%	2.87%	257.21%
2003		$ -	$ 10.00	4.38%		$ 1,192,971	1.00%	1.34%	3.65%	222.67%
Advisor Class
2007		$ -	$ 9.91	4.98%		$ 457	0.95%	1.85%	3.48%	163.81%
2006		$ -	$ 9.77	2.37%		$ 723	0.99%	1.20%	2.70%	196.42%
2005		$ -	$ 9.82	0.88%	<	$ 2,360	1.08%	1.42%	1.86%	400.26%
2004		$ -	$ 10.00	3.14%		$ 8,074	1.25%	1.55%	2.59%	257.21%
2003 [5]		$ -	$ 10.00	2.64%		$ 2,132	1.25%	1.59%	3.02%	222.67%
Class R
2007	[2]	$ -	$ 9.90	1.30%		$ -	1.22%	4,643.79%	3.66%	163.81%
Institutional Class
2007	[2]	$ -	$ 9.90	1.48%		$ -	0.56%	2,553.82%	4.30%	163.81%

*	Ratios for periods of less than one year have been annualized.
†	For periods less than one year, total return and portfolio turnover rate have not been annualized.
††	The Old Mutual Barrow Hanley Value Fund Advisor Class commenced operations on June 30, 2003.
^	The Old Mutual TS&W Small Cap Value Fund commenced operations on July 25, 2003.
^^	The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.
^^^

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

^^^^

In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund’s investments.

#	The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.
<

A percentage of the total return consists of a payment from the Advisor. Excluding the payment by affiliate the total return would have been 0.30% and 0.16% for the Class Z and Advisor Class, respectively.

1	Per share calculations were performed using average shares for the period.
2	Class commenced operations on December 20, 2006.
3

Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

4	The Old Mutual Strategic Small Company Fund Advisor Class commenced operations on August 30, 2002.
5	The Old Mutual Dwight Short Term Fixed Income Fund commenced operations on July 31, 2002.
@	Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:
			Advisor		Institutional
		Class Z	Class	Class R	Class
	2007	0.16%	0.13%	0.13%	0.13%
	2006	0.25%	n/a	n/a	n/a
	2005	n/a	n/a	n/a	n/a
	2004	n/a	n/a	n/a	n/a
	2003	n/a	n/a	n/a	n/a
	2002	n/a	n/a	n/a	n/a
	2001	n/a	n/a	n/a	n/a

Amounts designated as “—” are either $0 or have been rounded to $0.

FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website:	oldmutualfunds.com
EDGAR database on the SEC Website:	http://www.sec.gov

By E-Mail or in Person from the SEC (you will pay a copying fee for this service)	E-Mail the SEC at publicinfo@sec.gov

Visit or write:	SEC’s Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room.

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-075 06/2007

OLD MUTUAL ADVISOR FUNDS II

JUNE 4, 2007 PROSPECTUS

OLD MUTUAL TS&W MID-CAP VALUE FUND

CLASS A, CLASS C AND INSTITUTIONAL CLASS SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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INTRODUCTION

An Introduction to Old Mutual Advisor Funds II and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A, Class C and Institutional Class shares of the Old Mutual TS&W Mid-Cap Value Fund (the “Fund”). Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Fund, “Old Mutual Funds”) are offered by separate prospectuses.

This Prospectus contains important information you should know before investing in the Fund and if you are a shareholder in the Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

The Fund primarily invests in equities and is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.

Investment Advisor and Sub-Advisor

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) has retained Thompson, Siegel & Walmsley LLC (“TS&W” or the “Sub-Advisor”) to assist in managing the Fund. For information about the Advisor and Sub-Advisor, see the Investment Advisor & Sub-Advisor sections of this Prospectus.

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FUND SUMMARY

[On side panel:	Ticker symbols:	Class A – OTMAX
Class C – OTMCX
Institutional Class – OTMIX]

Old Mutual TS&W Mid-Cap Value Fund

Morningstar Category: Mid-Cap Value	Sub-Advisor: Thompson, Siegel & Walmsley LLC

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics. For purposes of this Fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell MidCap Value Index. As of February 28, 2007, the Russell MidCap Value Index included companies with market capitalizations between $863 million and $20.5 billion. The market capitalization of the companies in the Fund’s portfolio and the Russell MidCap Value Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. The securities held in the Fund are primarily common stocks that TS&W, the Fund’s Sub-Advisor, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. Equity securities in which the Fund may invest include common and preferred stocks.

[On side panel: What the Fund Is – And Is Not

The Fund is a mutual fund – a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets. The Fund strives to meet its stated goals, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Small and Mid-Cap Company Risk. The Fund primarily invests in mid-cap companies and also may invest in small-cap companies. While small-cap companies, and to an extent mid-cap companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the

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Fund could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. In addition, the Fund’s value approach carries the risks that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

Performance information is not presented because the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder fees are paid directly from your account. Annual fund operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

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Fees and Expenses Table

	CLASS A	CLASS C	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None(1)	1.00%	None
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(2)	2.00%(2)	2.00%(2)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%(3)	0.95%(3)	0.95%(3)
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.49%(3)	0.65%(3)	0.25%(3)
Total Annual Operating Expenses	1.69%	2.60%	1.20%
Expense (Reduction)/Recoupment	(0.29)%	(0.45)%	(0.20)%
Net Annual Operating Expenses	1.40%(4)	2.15%(4)	1.00%(4)
(1)

If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge (“CDSC”) at the time of redemption.

(2)

To prevent the Fund from being adversely affected by the transaction costs associated with short-term trading activity, the Fund will redeem shares at a price equal to the NAV of the shares, less an additional transaction fee equal to 2.00% of the NAV of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or CDSCs, but are retained by the Fund for the benefit of all shareholders. See the Policy Regarding Excessive or Short-Term Trading section of this Prospectus for more details.

(3)

The “Management Fees” information reflects the management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. Because the Fund is new, the “Other Expenses” are based on estimated amounts for the current fiscal year.

(4)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through July 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.40%, 2.15% and 1.00% for Class A, Class C and Institutional Class shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 1.00% for each class and class level expenses are limited to 0.40%, 1.15% and 0.00% for the Fund’s Class A, Class C and Institutional Class shares,

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respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived or expenses absorbed pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00%, 3.75% and 2.75% for Class A, Class C and Institutional Class shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years
Class A	$709	$1,050
Class C	$318	$766
Institutional Class	$102	$361

You would pay the following if you did not redeem your shares:

	1 Year	3 Years
Class C	$218	$766

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

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The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.40%	(2.36)%	$9,764	$709
2	10.25%	1.69%	0.87%	$10,087	$168
3	15.76%	1.69%	4.21%	$10,421	$173
4	21.55%	1.69%	7.66%	$10,766	$179
5	27.63%	1.69%	11.23%	$11,123	$185
6	34.01%	1.69%	14.91%	$11,491	$191
7	40.71%	1.69%	18.71%	$11,871	$197
8	47.75%	1.69%	22.64%	$12,264	$204
9	55.13%	1.69%	26.70%	$12,670	$211
10	62.89%	1.69%	30.89%	$13,089	$218
Total Gain After Fees and Expenses				$3,089
Total Annual Fees & Expenses					$2,435

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Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	2.15%	2.85%	$10,285	$218
2	10.25%	2.60%	5.32%	$10,532	$271
3	15.76%	2.60%	7.85%	$10,785	$277
4	21.55%	2.60%	10.43%	$11,043	$284
5	27.63%	2.60%	13.08%	$11,308	$291
6	34.01%	2.60%	15.80%	$11,580	$298
7	40.71%	2.60%	18.58%	$11,858	$305
8	47.75%	2.60%	21.42%	$12,142	$312
9	55.13%	2.60%	24.34%	$12,434	$319
10	62.89%	2.60%	27.32%	$12,732	$327
Total Gain After Fees and Expenses				$2,732
Total Annual Fees & Expenses					$2,902

Institutional Class Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.00%	4.00%	$10,400	$102
2	10.25%	1.20%	7.95%	$10,795	$127
3	15.76%	1.20%	12.05%	$11,205	$132
4	21.55%	1.20%	16.31%	$11,631	$137
5	27.63%	1.20%	20.73%	$12,073	$142
6	34.01%	1.20%	25.32%	$12,532	$148
7	40.71%	1.20%	30.08%	$13,008	$153
8	47.75%	1.20%	35.03%	$13,503	$159
9	55.13%	1.20%	40.16%	$14,016	$165
10	62.89%	1.20%	45.48%	$14,548	$171
Total Gain After Fees and Expenses				$4,548
Total Annual Fees & Expenses					$1,436

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MORE ABOUT THE FUND

Investment Strategies and Risks

The Fund seeks to achieve its investment objective through its principal investment strategies. This section of the Prospectus discusses the Fund’s principal investment strategies and other investment strategies in greater detail and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

TS&W’s Investment Strategies – Old Mutual TS&W Mid-Cap Value Fund

TS&W’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company’s attractiveness based on cash flows relative to other mid-cap stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed periodically in the same manner to re-examine their fundamental and valuation characteristics, with the product meeting again serving as a forum for the discussion of each existing stock’s place in the portfolio.

More About Investment Strategies and Risks

Foreign Securities. While the Fund generally emphasizes investments in securities traded in the United States, the Fund may invest up to 15% of its assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

Fixed-Income Securities. While the Fund generally emphasizes investments in equity securities such as common and preferred stocks, it may also invest in investment grade fixed-income securities. Fixed-

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income securities in which the Fund might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are “illiquid.” A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Fund Turnover. The Fund does not have limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

Non-Fundamental Investment Policy

The Fund has a non-fundamental policy that states under normal conditions, it will invest at least 80% of the portfolio’s total assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. The Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

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Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISOR & SUB-ADVISOR

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment Advisor for the Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital has been the investment advisor to the Trust since 2006. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisor, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisor. Old Mutual Capital also oversees the Sub-Advisor’s compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital provides certain administrative services for the Fund.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.

Shareholders will be notified of any appointment of unaffiliated sub-advisor(s) to the Fund. Shareholders of the Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor at any time by a vote of the majority of the outstanding voting securities of the Fund. The SEC exemptive order also permits the Fund to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-advisor(s) by a Fund.

The Sub-Advisor

TS&W, a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is the Sub-Advisor to the Old Mutual TS&W Mid-Cap Value Fund. TS&W manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. TS&W is a majority-owned subsidiary of OMUSH, and an affiliate of Old Mutual Capital. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income and international investments. TS&W held discretionary authority with respect to approximately $7.8 billion in assets as of March 31, 2007.

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Management Fees

The table below shows the management fee* as a percentage of average net assets, including breakpoints:

Fund	$0 to less than $500 million	$500 million to less than $1 billion	$1.0 billion or greater
Old Mutual TS&W Mid-Cap Value Fund	0.95%	0.90%	0.85%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.

The Sub-Advisor is entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for the Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory agreement between the Trust, Old Mutual Capital and the Sub-Advisor will be available in the Trust’s Annual Report to Shareholders, which will be available on the Fund’s Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report when it becomes available.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of the Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

OLD MUTUAL TS&W MID-CAP VALUE FUND

TS&W

The TS&W Mid Cap Value strategy is managed through a team approach.  The    co-portfolio managers on the team are Brett P. Hawkins, CFA, CPA and John  (Jack) S. Pickler, CFA.  The portfolio managers will utilize TS&W’s eleven research analysts.  Individual analysts are apportioned by sector and industry allowing each    analyst to develop a deep understanding of the issues affecting their companies’ performance and valuations.

Brett P. Hawkins joined TS&W in 2001, and currently holds the position of Co-Portfolio Manager for the Mid Cap Value strategy and Co-Portfolio Manager for the Small/Mid Cap Value strategy. Previously, he was employed with Arthur Andersen LLP and with First Union Securities, Inc. Mr. Hawkins is a graduate of the University of Richmond and earned his MBA at the University of Virginia.

John (Jack) S. Pickler, CFA joined TS&W in 2002, and currently holds the position of Co-Portfolio Manager for TS&W Mid Cap Value strategy and Co-Portfolio Manager for TS&W Large Cap Value strategy. Previously, he was employed with Wheat, First Securities, Inc., Prudential Securities, Inc., and Monument Park Advisors, LLC. Mr. Pickler is a graduate of the University of Virginia and earned his MBA at Wake Forest University.

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ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”). NAV per share class of the Fund is calculated by dividing the total net assets of each class of the Fund by the total number of the classes’ shares outstanding of the Fund. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of the Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. If the Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Fund uses pricing services to determine the market value of the securities in its portfolio. Except as discussed below, the Fund generally uses the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets

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may be open at different times than the NYSE, the price of the Fund’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.

Fair Value Pricing

The Fund has fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before the Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in the Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUND

Policy Regarding Excessive or Short Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be a long-term investment vehicle and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Fund and its shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

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The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools designed to discourage excessive short-term trading in the Fund and Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Fund’s excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Old Mutual Cash Reserves Fund, which is offered by separate prospectus) per calendar year, or if the Trust, Old Mutual

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Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

The Fund imposes a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of their purchase. The Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose the fee;

•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a financial intermediary;
•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;

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•	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
•	redemptions initiated by the Fund, as permitted in the prospectus.

The Fund’s goal is to apply the redemption/exchange fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain financial intermediaries and preexisting contrary legal covenants and agreements with financial intermediaries.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Fund’s frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your financial intermediary to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Fund offers three share classes: Class A, Class C and Institutional Class. Each class represents investments in the same portfolio of securities of the Fund and has the same rights and privileges of the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. The Trust reserves the right to change the categories of investors eligible to purchase shares of the Fund.

Class A and Class C Shares

Below is a summary of certain features of Class A and Class C shares:

	CLASS A	CLASS C
Initial Sales Charge	up to 5.75%	None

CDSC	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemption within one year

Distribution and Service Fees	0.25%	1.00%

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for shorter-term investors

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Class A Shares

Class A Shares – Sales Charges

A sales charge may be imposed on the purchase of Class A shares of the Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term “Public Offering Price” used below includes a Fund’s NAV plus any applicable initial sales charge.

Class A shares of the Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million, as set forth in the table below.

	Investor’s Initial Sales Charge

Amount of Investment in a	As a Percentage of the Public	As a Percentage of the Net Amount
Single Transaction	Offering Price	Invested

Less than $100,000	5.75%	6.10%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Shares – Purchases Not Subject to Initial Sales Charge

You will not pay initial sales charges:

•

On purchases of $1 million or more Class A shares of the Fund. However, redemptions of Class A shares of the Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Shares – Purchases Subject to Contingent Deferred Sales Charge” below.

•

On additional purchases of the Fund or one or more Funds that result in account balances of Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund, which is offered by separate prospectus) totaling $1 million or more. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “Class A Purchases Subject to Contingent Deferred Sales Charges” below.

•	On shares purchased by reinvesting dividends and distributions.
•	On purchases of the Old Mutual Cash Reserves Fund.

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•

When exchanging shares among Old Mutual Funds with the same or higher initial sales charges. See “General Policies - Exchanges Between Funds” below for more information on exchanges between the Old Mutual Funds.

•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

•	When a merger, consolidation or acquisition of assets of the Fund occurs.
•	If you are the Advisor, an affiliated company of the Advisor, or a Sub-Advisor and you purchase your shares directly through the Distributor.
•	If you are an employee benefit plan established for employees of the Advisor, Sub-Advisor or their affiliates.
•	If you are a discretionary advised client of the Advisor or its affiliates.
•

If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

•	If you are a financial institution trust department investing an aggregate of up to $1 million in Class A shares of Old Mutual Funds (excluding the Old Mutual Cash Reserves Fund).
•

If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Fund in connection with such services.

•

If you are a pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants’ individual investments in the plans.

•

If you are an individual or entity with substantial business relationship with the Trust, the Advisor or their affiliates, as determined by a Vice President or more senior officer of the Trust or the Advisor, and you purchase your shares directly through the Distributor.

Class A Shares – Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar amount, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-

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dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of one or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions of Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals.

•	An individual, his or her spouse, or children residing in the same household.
•	Any trust established exclusively for the benefit of an individual.

Trustees and Fiduciaries.

•	A trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups.

•

Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of the Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Old Mutual Funds shares. The Distributor reserves the right to determine whether

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any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

Class A Shares – Purchases Subject to Contingent Deferred Sales Charge

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase, other than to purchases of the Old Mutual Cash Reserves Fund. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more, other than to purchases of the Old Mutual Cash Reserves Fund. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Shares – Purchases Not Subject to Contingent Deferred Sales Charge

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•

where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;
•	on exchanges of shares of certain other Old Mutual Funds (see the SAI for more information on the exchange privilege);
•

on redemptions of Class A shares of the Old Mutual Cash Reserves Fund (offered by separate prospectus) acquired through direct purchase; however, if you received Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;

•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinvestment privilege); or

•	on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of the Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of the Fund redeemed after one year will not pay a CDSC.

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The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor’s related accounts exceeds $1,000,000. For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the “Purchasers Qualifying for Reductions of Initial Sales Charges” section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of Old Mutual Funds.

Class C Shares – Purchases Not Subject to Contingent Deferred Sales Charge

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;
•	If you redeem shares acquired through reinvestment of dividends and distributions;
•	On increases in the NAV of your shares;
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinstatement privilege);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
•

Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
•

on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the SAI for details.

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Class C Shares – Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Institutional Class Shares

Institutional Class shares are intended, where available, to be exempt from state blue sky registration. Institutional Class shares are available to the following categories of investors:

•	A bank, trust company, or other type of depository institution;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan;
•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

•	Other institutional clients who invest at least $2 million in the Fund.

Buying Shares

Buying Class A or Class C Shares

You may purchase Class A and Class C shares of the Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price. Purchases of shares of the Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Buying Institutional Class Shares

You may purchase shares of the Fund directly through the Fund’s transfer agent or through select financial intermediaries that are authorized to sell you shares of the Fund. Such financial intermediaries may charge you a fee for this service in addition to the Fund’s public offering price. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. Purchases of shares of the Fund may be made on any day on which the

22

NYSE is open for business. If you purchase shares directly through the Fund’s transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order. If you order shares through a financial intermediary, the financial intermediary must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds for your purchase order to be effective on the day you place your order. The financial intermediary is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult your financial advisor or a tax advisor.

Minimum Investments Applicable to Class A and Class C Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50
*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.
(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Selling Shares

Selling Class A or Class C Shares

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You may sell your shares of the Fund by contacting your broker-dealer or other financial institution at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service. Sale orders received by the transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The redemption price will be reduced by any applicable CDSC and redemption/exchange fee. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Limitations on Selling Class A and Class C Shares by Telephone:

Proceeds Sent by	Minimum	Maximum
Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day
*	Wire fee is $10 per Federal Reserve Wire.

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

Selling Institutional Class Shares

You may sell your Institutional Class shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund’s transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

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“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	The Fund may reject or suspend acceptance of purchase orders.
•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

•

Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Fund will provide 60 days’ prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•	For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60

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days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•

The Fund produces account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

Exchanges Between Funds

You may exchange some or all shares of a particular class of the Fund for the same class of any other Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.

Generally, you will not pay an initial sales charge when you exchange Class A shares the Fund for another Old Mutual Fund. However, you may be required to pay an initial sales charge when exchanging from an Old Mutual Fund with a lower initial sales charge than the Old Mutual Fund into which you are exchanging. If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this prospectus titled “Your Investment - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of the Prospectus titled “Buying Shares – Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

To Open an Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

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Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you wish to invest

Your name

Your Social Security or tax ID number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

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United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name

Your name

Your Social Security or tax ID number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet:

Complete the bank information section on the account application.

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the “Limitations on selling shares by telephone” section of this Prospectus). Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

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By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Fund pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, whether for cash or for shares of another Old Mutual Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell your shares or exchange your shares for shares of another Old Mutual Fund up to 12 months after buying; and (2) long-term capital gains will apply if you sell or exchange your shares after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	5%

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Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Fund, has adopted Distribution Plans and a Service Plan pursuant to which the Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Currently, the Trust is not paying fees under the Distribution Plan for Class A shares of the Fund. Distribution fees are paid for the sale and distribution of all Class C shares of the Fund. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services. Because distribution fees and/or service fees are paid out of the Fund’s Class A and Class C assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summary” and “Investing in the Fund - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

Revenue Sharing

Payments to Financial Intermediaries

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Investing in the Fund - Choosing a Share Class” section of this Prospectus.

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Advisor, Distributor or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries .in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Fund on the financial intermediary’s sales system, placing the Trust and the Fund on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by the Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Fund; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Fund.

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Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUND, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

FINANCIAL HIGHLIGHTS

Financial Highlights are not presented because the Fund is new.

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FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the series funds of the Trust, their investments and a discussion of the market conditions and investment strategies that significantly affected performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website	oldmutualfunds.com
EDGAR database on the SEC Website	http://www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-076 06/2007

OLD MUTUAL ADVISOR FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 4, 2007

This Statement of Additional Information (“SAI”) relates to the following series portfolios of the Old Mutual Advisor Funds II (the “Trust”):

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Columbus Circle Technology and Communications Fund

Old Mutual Emerging Growth Fund

Old Mutual Focused Fund

Old Mutual Growth Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Fund

Old Mutual Large Cap Growth Fund

Old Mutual Large Cap Growth Concentrated Fund

Old Mutual Mid-Cap Fund

Old Mutual Select Growth Fund

Old Mutual Small Cap Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

This SAI is not a prospectus. It is intended to provide additional information regarding the activities and operations of Trust and the series portfolios of the Trust named above (each a “Fund” and together, the “Funds”). It supplements and should be read in conjunction with the current prospectuses dated June 4, 2007 for each of the Funds listed above, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, please visit oldmutualfunds.com or call 888-772-2888.

The Trust’s audited financial statements and accompanying notes for the fiscal year ended March 31, 2007, and the report of PricewaterhouseCoopers, LLP, with respect to such financial statements, appear in the Trust’s 2007 Annual Report and are incorporated by reference in this SAI. The Trust’s Annual Report contains additional performance information and is available at oldmutualfunds.com or by calling 888-772-2888.

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THE TRUST

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company, known as a mutual fund. The Trust was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Trust was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors’ Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust’s name to the PBHG Funds, Inc. On July 16, 2001, PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust’s name changed to PBHG Funds. Effective November 1, 2005, the Trustees of the Trust voted to change the Trust’s name to Old Mutual Advisor Funds II.

Effective January 1, 2006, the Board of Trustees (the “Board”) approved Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) to serve as the investment Advisor to each Fund. This appointment became effective on April 19, 2006, for the Old Mutual Focused, Old Mutual Heitman REIT, Old Mutual Small Cap, Old Mutual Strategic Small Company, Old Mutual TS&W Small Cap Value, Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds and on May 17, 2006, for the Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Growth, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth and Old Mutual Cash Reserves Funds when shareholders voted to approve the investment management agreement (“Management Agreement”) between the Trust and Old Mutual Capital. Prior to approval of the Management Agreement by shareholders, Old Mutual Capital served as the investment Advisor to each Fund under an interim investment advisory agreement approved by the Board.

This SAI relates to all Funds of the Trust. Shareholders may purchase shares through six separate classes: Class A, Class C, Class R, Class Z, Advisor Class, and Institutional Class, which each have different eligibility, distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. A more detailed description of the rights and restrictions of the separate classes is provided in the “Description of Shares” section of this SAI. No investment in shares of a Fund should be made without first reading a Fund’s prospectus. Capitalized terms not defined in this SAI are defined in each prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority of such Fund's outstanding voting shares. Such majority is defined in the Investment Company Act of 1940, as amended (“1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The investment objective of each Fund is set forth below:

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Equity Funds (“Equity Funds”)	Investment Objective
Old Mutual Analytic U.S. Long/Short Fund	Above-average total returns.
Old Mutual Barrow Hanley Value Fund	Long-term capital growth.
Old Mutual Columbus Circle Technology and Communications Fund	Long-term capital growth.
Old Mutual Emerging Growth Fund	Long-term capital growth.
Old Mutual Focused Fund	Above-average total returns over a 3 to 5 year market cycle.
Old Mutual Growth Fund	Capital appreciation.
Old Mutual Heitman REIT Fund	High total return consistent with reasonable risk.
Old Mutual Large Cap Fund	Long-term capital growth. Current income is a secondary objective.
Old Mutual Large Cap Growth Fund	Long-term capital growth.
Old Mutual Large Cap Growth Concentrated Fund	Long-term capital growth.
Old Mutual Mid-Cap Fund	Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.
Old Mutual Select Growth Fund	Long-term capital growth.
Old Mutual Small Cap Fund	Above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.
Old Mutual Strategic Small Company Fund	Capital growth.
Old Mutual TS&W Mid-Cap Value Fund	Long-term capital growth.
Old Mutual TS&W Small Cap Value Fund	Long-term capital growth.

Fixed Income Funds (“Fixed Income Funds”)
Old Mutual Cash Reserves Fund	Current income while preserving principal and maintaining liquidity.
Old Mutual Dwight Intermediate Fixed Income Fund	Current income consistent with relative stability of principal.
Old Mutual Dwight Short Term Fixed Income Fund	Current income consistent with maintaining a relatively high degree of stability of shareholders’ capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions described in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund’s shareholders.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

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Each Fund, other than Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Focused Fund, Old Mutual Large Cap Growth Concentrated Fund, and Old Mutual Cash Reserves Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from

2

purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Restrictions” section for further information.

•	A Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 3 of the “Non-Fundamental Investment Restrictions” section for further information.

•

A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

•

A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit Old Mutual Cash Reserves Fund’s investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

This limitation does not apply to the Old Mutual Columbus Circle Technology and Communications Fund or the Old Mutual Heitman REIT Fund, as those Funds have investment policies to concentrate their investments in the technology and communications industry and the REIT industry, respectively.

Please refer to number 4 of the “Non-Fundamental Investment Restrictions” section for further information.

•

A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

•

A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•

A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to number 5 of the “Non-Fundamental Investment Restrictions” section for further information.

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A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.

A Fund may not invest more than 15% of its net assets in illiquid securities (10% for Old Mutual Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.

In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Focused Fund, Old Mutual Large Cap Growth Concentrated Fund, and Old Mutual Cash Reserves Fund.

3.

In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser Old Mutual Capital or whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. Each Fund, other than the Old Mutual Analytic U.S. Long/Short Fund, may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. Each Fund, except the Old Mutual Analytic U.S. Long/Short Fund, may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets. The Old Mutual Analytic U.S. Long/Short Fund may borrow for leveraging and may engage in short sales up to the limits described in the Fund’s prospectuses and this SAI.

4.

In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance). This limitation does not apply to the Old Mutual Columbus Circle Technology and Communications Fund or the Old Mutual Heitman REIT Fund.

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5.

In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33⅓% of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6.

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

Except for investments in illiquid securities under Non-Fundamental Restriction number 1 and borrowing under Non-Fundamental Restriction number 3, the foregoing limitations will apply at the time of the purchase of a security.

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

Each Equity Fund may invest in equity securities, including common, preferred, and interests in publicly traded limited partnerships, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible preferred and convertible debt securities.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See “Description of Permitted Investments - General Risks of Investing in Stocks.” In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of

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the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic

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convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

A Fund’s investment in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

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U.S. Government Agency Obligations. Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. Government Securities. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Repurchase Agreements. Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall

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have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund’s custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

Mortgage-Backed Securities. Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Collateralized Mortgage Obligations (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Mortgage Dollar Rolls. Each Fund (except the Old Mutual Cash Reserves Fund) may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters

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into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on

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the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Pay-In-Kind (PIK) Securities. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Receipts. Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Senior Loans. Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund’s and Dwight Short Term Fixed Income Fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

Structured Notes. The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.

Step Coupon Bonds (STEPS). The Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this

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fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Variable and Floating Rate Instruments. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The Old Mutual Cash Reserves Fund will not invest more than 30% of its total assets in floating rate notes.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in

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market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Ratings. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or sub-advisor may determine that it is of investment-grade. The Advisor or sub-advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor or sub-advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Advisor or sub-advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

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SHORT-TERM INVESTMENTS

Commercial Paper and Other Cash Equivalents. Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank “guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Bank Obligations. A Fund will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and
•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
•	Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bankers’ Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

Demand Instruments. Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Time Deposits. A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. A Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund’s assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

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Futures Contracts

Futures Transactions. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA. In connection with this exclusion, the Funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund may earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

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By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Advisor or sub-advisor expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

Options. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund’s securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

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Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. When a Fund writes a put option, it will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase. A Fund will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or sub-advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long

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position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-The-Counter Options. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be

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based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Risks of Transactions in Futures Contracts and Options.

Futures

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Advisor or sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund’s ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

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Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

Options

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to affect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Advisor or the applicable sub-advisor may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Inverse Floaters. Each Fund (except the Old Mutual Cash Reserves Fund) may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the

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interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Currency Transactions. A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract

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may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor or the applicable sub-advisor may enter into settlement hedges in the normal course of managing the Fund’s foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or the applicable sub-advisor.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Advisor or the applicable sub-advisor in analyzing and predicting currency values. Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Advisor or the applicable sub-advisor anticipates. For example, if a currency’s value rose at a time when the Advisor or sub-advisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency’s appreciation. If the Advisor or a sub-advisor hedges a Fund’s currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or the applicable sub-advisor increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or the sub-advisors will be advantageous to a Fund or that it will hedge at an appropriate time.

European Economic and Monetary Union. The European Economic and Monetary Union (the “EMU”) currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the “euro” as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The

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euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

American Depositary Receipts (ADRS), European Depositary Receipts (EDRS), and Global Depositary Receipts (GDRS). ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

OTHER PERMITTED INVESTMENTS

Interfund Loans. Each Fund may lend uninvested cash up to 15% of its net assets to other current and future Affiliated Funds and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund’s investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund’s total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify a Fund’s losses, which risk is mitigated by limiting the amount that a Fund can borrow. For more information about the Funds’ borrowing limitations, see number 3 of the “Investment Limitations – Non-Fundamental Restrictions” section of this SAI.

Investment Company Shares. Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to

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temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

Initial Public Offerings (IPOs). Each Equity Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Municipal Lease Obligations. Each Fund (except the Old Mutual Cash Reserves Fund) may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Participation Interests. Each Fund (except the Old Mutual Cash Reserves Fund) may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the

25

Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Over-The-Counter Securities. Each Fund (except the Old Mutual Cash Reserves, Old Mutual Dwight Short Term Fixed Income and Old Mutual Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Securities That Are Not Readily Marketable. The Funds may invest up to 15% of the value of their net assets (10% for the Old Mutual Cash Reserves Fund), measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15%/10% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

Under the supervision of the Board of Trustees, the Advisor or sub-advisors determine the liquidity of the Trust’s investments and, through reports from the Advisor or sub-advisors, the Board monitors investments

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in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor or sub-advisors may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or sub-advisors may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% (10% for Old Mutual Cash Reserves Fund) of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Securities Lending. A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;
•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;
•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	The Fund must be able to terminate the loan at any time;
•	The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
•	The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	Experience delays in recovering its securities.

Senior Securities. The term “senior security,” as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of

27

assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

Short Sales.

Description of Short Sales. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

•	Take advantage of an anticipated decline in prices;
•	Protect a profit in a security it already owns; and
•	With respect to the Old Mutual Analytic U.S. Long/Short Fund, better enable the sub-advisor to underweight stocks versus its benchmark, the S&P 500 Index.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box. In addition, a Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. A Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 33.3% of the value of a Fund’s net assets;

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•	The market value of the securities of any single issuer that have been sold short by a Fund would exceed 2% of the value of a Fund’s net assets; and
•	Such securities would constitute more than 2% of any class of the issuer’s securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

Stand-By Commitments. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund’s assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund’s commitments to purchase when-issued securities. Only the Old Mutual Analytic U.S. Long/Short, Old Mutual Growth, Old Mutual Heitman REIT, Old Mutual Large Cap, Old Mutual Mid-Cap, Old Mutual Small Cap, Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

Other Investments. Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

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ADDITIONAL INVESTMENT INFORMATION

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. During the fiscal years ended March 31, 2006 and March 31, 2007, respectively, the portfolio turnover rate for each of the Funds was as follows:

	Fiscal Year Ended 3/31
Equity Funds	2006	2007
Old Mutual Analytic U.S. Long/Short Fund	208.15%	93.42%
Old Mutual Barrow Hanley Value Fund	26.88%	62.56%
Old Mutual Columbus Circle Technology and Communications Fund	104.99%	124.47%
Old Mutual Emerging Growth Fund	157.70%	221.65%
Old Mutual Focused Fund	110.47%	95.63%
Old Mutual Growth Fund	102.94%	93.58%
Old Mutual Heitman REIT Fund	69.95%	67.95%
Old Mutual Large Cap Fund	77.33%	176.89%
Old Mutual Large Cap Growth Fund	110.59%	140.62%
Old Mutual Large Cap Growth Concentrated Fund	128.58%	157.06%
Old Mutual Mid-Cap Fund	81.91%	99.00%
Old Mutual Select Growth Fund	157.84%	201.17%
Old Mutual Small Cap Fund	116.13%	104.61%
Old Mutual Strategic Small Company Fund	148.73%	160.24%
Old Mutual TS&W Mid-Cap Value Fund*	N/A	N/A
Old Mutual TS&W Small Cap Value Fund	41.45%	35.43%

Fixed Income Funds
Old Mutual Cash Reserves Fund	N/A	N/A
Old Mutual Dwight Intermediate Fixed Income Fund	435.30%	462.98%
Old Mutual Dwight Short Term Fixed Income Fund	196.42%	163.81%
*	The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not record a portfolio turnover rate during the periods indicated in the table.

High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rate for the Old Mutual Analytic U.S. Long/Short Fund decreased from 208.15% to 93.42% for the fiscal years ended March 31, 2006 and March 31, 2007, respectively, because of strong cash flows during the fiscal year ended March 31, 2007 as compared to the fiscal year ended March 31, 2006. As

30

a result, the portfolio management team was able to reposition the portfolio with the new cash which lowered portfolio turnover. The portfolio turnover rate for the Old Mutual Barrow Hanley Value Fund increased from 26.88% to 62.56% for the fiscal years ended March 31, 2006 and March 31, 2007, respectively, because during the first two months of the fiscal year ended March 31, 2007, the portfolio was in the process of being transitioned to Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) and a number of former holdings were sold to purchase new holdings that Barrow Hanley felt represented better long-term value for the Fund. Most of the transition was complete by May, 2006. At the same time, significant redemptions of over $200 million throughout the year forced continuous sales of Fund holdings to meet cash requirements. The portfolio turnover rate for the Old Mutual Large Cap Fund increased from 77.33% to 176.89% for the fiscal years ended March 31, 2006 and March 31, 2007, respectively, because during the fiscal year ended March 31, 2007, the Fund experienced an increase in turnover as a result of higher-than-usual shareholder purchase and redemption activity.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the “Holdings Policy”) to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to each Fund, including the top holdings, will normally be made available to the general public at oldmutualfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Advisor may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

As part of the normal investment activities of each Fund, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trust’s independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;
•	the request must relate to an appropriate business purpose; and
•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a

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written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board of Trustees the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital, its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this SAI.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

SETTLEMENTS AND PENDING LITIGATION

In connection with a settlement by the Trust’s former adviser of market timing and selective disclosure actions filed by the Securities and Exchange Commission (“SEC”) and New York Attorney General’s Office (“NYAG”), the former adviser agreed to adopt additional compliance policies and procedures (“Compliance Undertakings”) and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Funds and the portfolios of the affiliated investment company, Old Mutual Insurance Series Fund, and their shareholders, the Advisor has contractually agreed to assume all such Compliance Undertakings. In addition, the Advisor has agreed to meet the following future obligations of the former adviser:

•

use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust’s shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

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•

maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Advisor’s Code of Ethics;

•

maintain an Internal Compliance Controls Committee, to be chaired by the Advisor’s Chief Compliance Officer and include senior executives of the Advisor’s operating businesses, which shall review compliance issues throughout the Advisor’s business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

•

establish a corporate ombudsman to whom the Advisor’s employees may communicate concerns about the Advisor’s business matters that they believe implicate matters of ethics or questionable practices and the Advisor shall review such matters and solutions with the Trust’s independent Trustees;

•

have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the Trust’s independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

•

retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Trust due to market timing, and (ii) a proportionate share of advisory fees paid by the Trust’s portfolios that suffered such losses during the period of such market timing;

•

retain an Independent Compliance Consultant to conduct a comprehensive review of the Advisor’s supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Advisor and its employees;

•

obtain a report from the Independent Compliance Consultant of its findings of its review of the Advisor, and provide such report to the Trust’s Board of Trustees and the SEC staff. In addition, the Advisor shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Advisor considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

•	undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Advisor;
•

reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust’s portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

•

not provide advisory services to the Trust or Old Mutual Insurance Series Fund (together, the “Trusts”) unless the Chairman of the Board of the Trusts has no Impermissible Relationships, as defined below, with the former adviser or its affiliated persons and at least 75% of each Trust’s Board are not “interested persons” (as defined in the 1940 Act) or former directors, officers or employees of the Trusts’ former adviser or any of its affiliates during the preceding 10 years;

•

allow a senior officer (“Senior Officer”) hired by the Trust to assist the Trust’s Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at “arms-length,” and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

•

publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The summary shall be posted on the Trust’s website and accompany each portfolio’s prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

•

disclose with each periodic account statement sent to investors by the Advisor, its affiliates or a mutual fund for which the Advisor provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor’s most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the “Hypothetical Fee and Cost Information”);

•	maintain a prominent posting on the Trust’s website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and
•	disclose the Hypothetical Fee and Cost Information in the Trust’s applicable prospectuses.

Impermissible Relationships include, but are not limited to, any of the following types of relationships: commercial, banking, financial, legal, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer, provided that a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board of Trustees.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (k) through (m) are not met, the NYAG settlement stipulates that the Advisor shall promptly terminate its management of Old Mutual Advisor Funds II. In this event, Old Mutual Advisor Funds II Board of Trustees would be required to seek new management for the Funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the NYAG against various defendants may be found in Exhibit C.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

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The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

INDEPENDENT TRUSTEES

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Leigh A. Wilson (62)	Chairman	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC (2000 - 2004), and Chimney Rock Winery Corp (winery), (1985 - 2004).	27

Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003, and The Victory Variable Insurance Funds since 1998 (investment companies - 23 total portfolios). Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2005.

John R. Bartholdson (62)	Trustee	Since 1995	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) (1992 - 2007). Retired.	43

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee, Old Mutual Advisor Funds (investment company – 16 portfolios) since 2004. Director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (60)	Trustee	Since 1995	Consultant, Syrus Associates (business and marketing consulting firm), (1986 - 2002). Retired.	27

Trustee, EQ Advisors Trust (investment company – 53 portfolios) since 1995. Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee AXA Enterprise Funds Trust (investment company – 16 portfolios) since 2005.

Albert A. Miller (73)	Trustee	Since 1995	Senior Vice President, Cherry & Webb, CWT Specialty Stores (1995 – 2000). Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores) (1980 – 2002). Retired.	27	Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997.
*	Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee

35

Thomas M. Turpin** (46)	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 - present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (2002 - 1993).	27

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2007. Director, Larch Lane Advisors, LLC since 2007. Director, Provident Investment Counsel since 2007. Director, Ashfield Capital Partners, LLC since 2007. Director, Old Mutual Asset Managers (UK) Ltd. since 2007. Director, Analytic Investors, Inc. since 2007. Director, Copper Rock Capital Partners, LLC since 2006. Director, Old Mutual Asset Management Trust Company since 2005. Director, 2100 Capital Group LLC since 2005. Director, Rogge Global Partners plc since 2005. Director Investment Counselors of Maryland, LLC since 2005.

*	Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.
**

Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

BOARD COMMITTEES

The Board of Trustees has two standing committees: the Governance and Nominating Committee and the Audit Committee. Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the independent Trustees.

Governance and Nominating Committee. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust’s Board of Trustees who would be disinterested trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice as needed. During the Trust’s fiscal year ended March 31, 2007, the Governance and Nominating Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of Old Mutual Advisor Funds II. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

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Audit Committee. The Audit Committee oversees the financial reporting process for the Trust by monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Board of Trustees and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended March 31, 2007, the Audit Committee held 4 meetings.

BENEFICIAL OWNERSHIP OF SECURITIES

The tables below provide the dollar range of shares owned by each Trustee in the Trust and the aggregate dollar range of shares owned by each Trustee in registered investment companies overseen by each Trustee within the Old Mutual Fund Family as of December 31, 2006.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Leigh A. Wilson	None	None
John R. Bartholdson

Old Mutual Analytic U.S. Long/Short Fund:

$10,000 - $50,000

Old Mutual Emerging Growth Fund: $10,000 - $50,000

Old Mutual Focused Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Over $100,000
Jettie M. Edwards	Old Mutual Emerging Growth Fund: $10,000 - $50,000 Old Mutual Growth Fund: $10,000 - $50,000 Old Mutual Cash Reserves Fund: Over $100,000 Old Mutual Barrow Hanley Value Fund: $10,000 - $50,000	Over $100,000
Albert A. Miller

Old Mutual Emerging Growth Fund: $50,000 - $100,000

Old Mutual Growth Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Old Mutual Strategic Small Company Fund:

$10,000 - $50,000

Old Mutual Technology and Communications Fund:

$10,000 - $50,000

Over $100,000

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Thomas M. Turpin	None	None

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None of the Trustees owned securities of the Advisor, the Distributor or their affiliates as of December 31, 2006.

TRUSTEE COMPENSATION

Each Trustee receives a retainer and a per meeting fee. The Trust currently pays the Independent Chairman a yearly retainer of $60,900, each other Independent Trustee a $47,100 yearly retainer, a full Board meeting fee of $1,000 per meeting, a Committee meeting fee of $500 per meeting, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the Funds’ fiscal year ended March 31, 2007:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Trust Complex Paid to Trustees**
Leigh A. Wilson, Trustee	$98,200	N/A	N/A	$156,333 for services on two Boards
John R. Bartholdson, Trustee	$79,800	N/A	N/A	$170,000 for services on three Boards
Jettie M. Edwards, Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Albert A. Miller ,Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Thomas M. Turpin, Trustee***	N/A	N/A	N/A	N/A
*	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
**	Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.
***

Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

OFFICERS

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Name and Age*	Position Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(S) During Past 5 Years
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds (2004 – December 2005). Managing Director UBS Global Asset Management and President and Chief Executive Officer, UBS Fund Services (2001 – 2003).

Edward J. Veilleux (63)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term.

Senior Vice President, Old Mutual Insurance Series Fund since 2005. Chief Compliance Officer, The Victory Portfolios since October 2005. President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).

Andra C. Ozols (46)	Vice President and Secretary	Since 2005

Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. since July 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - May 2005). Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON Distributors, Inc. Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

James F. Lummanick (59)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006

Vice President, Old Mutual Shareholder Services, since April, 2007. Vice President and Director, Old Mutual Fund Services, since October 2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC (2000 – 2006).

Robert D. Lujan (40)	Assistant Treasurer	Since 2006

Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund Accountant, Janus Capital Management, L.L.C. (2001 – 2003).

Kathryn A. Burns (30)	Assistant Treasurer	Since 2006	Regulatory Reporting Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate, PricewaterhouseCoopers LLP (2001 – 2004).
Karen S. Proc (37)	Assistant Secretary	Since 2005

Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. since October 2005. Associate General Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

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*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.
**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.
THE INVESTMENT ADVISOR, SUB-ADVISORS AND OTHER SERVICE PROVIDERS

The Advisor

Effective January 1, 2006, the Board of Trustees (the “Board”) approved Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”), to serve as the investment advisor to each Fund. This appointment became effective on April 19, 2006, for the Old Mutual Focused, Old Mutual Heitman REIT, Old Mutual Small Cap, Old Mutual Strategic Small Company, Old Mutual TS&W Small Cap Value, Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds and on May 17, 2006, for the Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Growth, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth and Old Mutual Cash Reserves Funds, when shareholders voted to approve the Management Agreement between the Trust and Old Mutual Capital. Between January 1, 2006 and the date shareholders approved the Management Agreement, Old Mutual Capital served as the investment advisor to each Fund under an interim investment advisory agreement approved by the Board.

The Advisor is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Funds, the Advisor provides advisory services to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds, registered investment companies that are affiliates of the Advisor. The principal business address of the Advisor is 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s Administrator, is an affiliate of the Advisor and an indirect wholly-owned subsidiary of the Advisor’s direct parent, Old Mutual (US) Holdings Inc. (please refer to “The Administrator” section of this SAI for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds. Old Mutual Investment Partners (”Distributor”), the Trust’s Distributor, is also an affiliate of the Advisor and an indirect wholly-owned subsidiary of the Advisor’s direct parent, Old Mutual (US) Holdings Inc. (please refer to “The Distributor” section of this SAI for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds.

The Management Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Funds in accordance with each Fund’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Funds; and (iii) place orders to purchase and sell securities for the Funds, subject to the supervision of the Board. The Management Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreements provide that the Advisor is not responsible for other expenses of operating the Trust. In addition to these advisory services, Agreements obligate Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules

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and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board on the activities of the Trust and the Sub-Advisors. The Management Agreement also requires Old Mutual Capital to oversee the sub-advisors employed to provide portfolio management services to the Funds, including: overseeing the investment decisions of each sub-advisor and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-advisor, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Management Agreement provides certain limitations on the Advisor’s liability, but also provide that the Advisor shall not be protected against any liability to the Trust, its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement also includes an obligation that the Advisor perform the administrative services that were previously provided to the Funds by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust’s, and each Fund’s, business and affairs; (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding sub-advisors; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Fund shares and the payment of sales charges and services fees; (v) responding to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Advisor; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Agreement, the Advisor is entitled to a management fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of each Fund’s average daily net assets. The Advisor has agreed to fee breakpoints for each Fund, as set forth in the table below.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Old Mutual Analytic U.S. Long/Short Fund	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%
Old Mutual Columbus Circle Technology and Communications Fund	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Emerging Growth Fund	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Focused Fund	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Growth Fund	0.825%	0.775%	0.725%	0.675%	0.625%	0.575%	0.525%

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Old Mutual Heitman REIT Fund	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Large Cap Fund	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Old Mutual Large Cap Growth Fund	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%	0.55%
Old Mutual Large Cap Growth Concentrated Fund	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Mid-Cap Fund	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual Select Growth Fund	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%	0.60%
Old Mutual Small Cap Fund	1.00%	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%
Old Mutual Strategic Small Company Fund	0.95%	0.90%	0.85%	0.80%	0.75%	0.70%	0.65%
Old Mutual TS&W Small Cap Value Fund	1.10%	1.05%	1.00%	0.95%	0.90%	0.85%	0.80%
Old Mutual Cash Reserves Fund	0.40%	0.375%	0.35%	0.325%	0.30%	0.275%	0.25%
Old Mutual Dwight Intermediate Fixed Income Fund	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.30%
Old Mutual Dwight Short Term Fixed Income Fund	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.30%

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Old Mutual Barrow Hanley Value Fund	0.85%	0.80%	0.75%	0.70%

Old Mutual Barrow Hanley Value Fund’s base management fee was reduced from 1.00% to 0.85% effective December 21, 2006 for assets between $0 and $1 billion.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $500 million	$500 million to less than $1 billion	$1 billion or greater
Old Mutual TS&W Mid-Cap Value Fund	0.95%	0.90%	0.85%

In the interest of limiting the expenses of the Funds, the Advisor entered into an expense limitation agreement (“Expense Limitation Agreement”) with respect to the Funds, pursuant to which the Advisor contractually agreed to waive through December 31, 2008 its Management Fees and assume other expenses

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of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds’ average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Advisor also entered into an expense limitation agreement with respect to the Old Mutual Analytic U.S. Long/Short Fund (“Analytic Expense Limitation Agreement”) whereby the Advisor contractually agreed to assume dividend expenses on short sales to the extent those expenses exceed 0.10% of the Fund’s average daily net assets through June 30, 2007. Effective December 21, 2006, the Advisor entered into an amended and restated expense limitation agreement (“Amended Expense Limitation Agreement”) with respect to the Funds that supersedes the Expense Limitation Agreement and the Analytic Expense Limitation Agreement, pursuant to which the Advisor agreed to separately waive class level expenses and fund level expenses to the extent necessary to limit the total annual operating expenses (exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses) to a specified percentage of the Funds’ average daily net assets. Under the Amended Expense Limitation Agreement, the Advisor agreed to continue to assume dividend expenses on short sales with respect to the Old Mutual Analytic U.S. Long/Short Fund to the extent those expenses exceed 0.10% of the Fund’s average daily net assets through June 30, 2007. In addition, the Advisor entered into an expense limitation agreement with respect to the Old Mutual TS&W Mid-Cap Value Fund (“TS&W Expense Limitation Agreement” and together with the Amended Expense Limitation Agreement, the “Expense Limitation Agreements”) pursuant to which the Advisor contractually agreed to waive through July 31, 2008 its Management Fees and assume other expenses of the Fund to the extent necessary to limit the total annual expenses to a specified percentage of the Fund’s average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, dividends and interest on short sales, and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

Effective January 1, 2009, the Advisor contractually agreed to limit the operating expenses of the Funds (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00%, 3.75%, 2.75%, 3.00%, 2.75% and 3.25% for Class A, Class C, Class Z, Advisor Class, Institutional Class and Class R shares, respectively, through December 31, 2016. The Advisor will consider further reductions to these limits on an annual basis. The Advisor is entitled to reimbursement from the Funds of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Funds in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

The Advisor and the Funds’ former advisor have agreed to not seek reimbursement of fees waived or expenses paid by the Funds’ former advisor. Certain sub-advisors have agreed to share the costs of the Expense Limitation Agreements with the Advisor, as set forth in the “The Sub-Advisors” section below.

Fund	Class A and Advisor Class Expense Limitation	Class C Expense Limitation	Class R Expense Limitation	Class Z Expense Limitation	Institutional Class Expense Limitation
Old Mutual Analytic U.S. Long/Short Fund	1.35%	2.10%	1.60%	1.10%	0.90%
Old Mutual Barrow Hanley Value Fund	1.35%	2.10%	1.60%	1.10%	0.90%
Old Mutual Columbus Circle Technology and Communications Fund	1.70%	2.45%	1.95%	1.45%	1.20%
Old Mutual Emerging Growth Fund	1.55%	2.30%	1.80%	1.30%	1.05%
Old Mutual Focused Fund	1.40%	2.15%	1.65%	1.15%	0.80%
Old Mutual Growth Fund	1.35%	2.10%	1.60%	1.10%	0.95%

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Old Mutual Heitman REIT Fund	1.50%	2.25%	1.75%	1.25%	0.95%
Old Mutual Large Cap Fund	1.40%	2.15%	1.65%	1.15%	0.85%
Old Mutual Large Cap Growth Fund	1.50%	2.25%	1.75%	1.25%	0.95%
Old Mutual Large Cap Growth Concentrated Fund	1.50%	2.25%	1.75%	1.25%	0.95%
Old Mutual Mid-Cap Fund	1.45%	2.20%	1.70%	1.20%	1.00%
Old Mutual Select Growth Fund	1.50%	2.25%	1.75%	1.25%	0.95%
Old Mutual Small Cap Fund	1.50%	2.25%	1.75%	1.25%	1.10%
Old Mutual Strategic Small Company Fund	1.60%	2.35%	1.85%	1.35%	1.10%
Old Mutual TS&W Mid-Cap Value Fund	1.40%*	2.15%	N/A	N/A	1.00%
Old Mutual TS&W Small Cap Value Fund	1.55%*	2.30%	N/A	1.30%	N/A
Old Mutual Cash Reserves Fund	-*^	-^	-^	0.73%	-^
Old Mutual Dwight Intermediate Fixed Income Fund	1.10%	1.85%	1.35%	0.85%	0.60%
Old Mutual Dwight Short Term Fixed Income Fund	0.95%	1.45%	1.20%	0.70%	0.55%
*	Advisor Class shares are not offered for the Old Mutual TS&W Mid-Cap Value, Old Mutual TS&W Small Cap Value and Old Mutual Cash Reserves Funds.
^	Expense limitations for the Old Mutual Cash Reserves Fund’s Class A, Class C, Institutional Class and Class R shares are presented in a separate statement of additional information.

A Fund may reimburse the Advisor for fees waived or expenses paid pursuant to the Expense Limitation Agreements. Pursuant to the Amended Expense Limitation Agreement, reimbursement of fees waived or expenses paid may be made no longer than three fiscal years after the fiscal year in which the fees were waived or the expenses paid, and when: (i) the Fund’s assets exceed $75 million; (ii) the Fund’s total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses as set forth above); and (iii) the payment of such reimbursement is approved by the Board. Pursuant to the TS&W Expense Limitation Agreement, the Advisor is entitled to reimbursement from the Fund of any fees waived if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Pursuant to the Amended Expense Limitation Agreement and the TS&W Expense Limitation Agreement, waivers and assumption of expenses by the Advisor may be discontinued at any time after December 31, 2008 and July 31, 2008, respectively.

For the fiscal years and periods ended March 31, 2005, 2006 and 2007, each of the Funds listed below paid the following management fees and waived the following net fees and expenses:

FUND	FEES PAID (fiscal year ended 3/31)	NET FEES WAIVED (fiscal year ended 3/31)

	2005	2006	2007	2005	2006	2007
Analytic U.S. Long/Short Fund	$436,056	$324,447	$341,345	$0	$12,987	$151,369
Barrow Hanley Value Fund	$12,301,158	$10,115,346	$1,937,810	$200,489	$835,816	$680,560

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Columbus Circle Technology and Communications Fund	$2,421,540	$2,002,665	$1,746,224	$0	$49,648	$693,990
Emerging Growth Fund	$1,862,324	$1,561,556	$1,523,988	$0	$28,161	$439,726
Focused Fund	$166,777	$136,305	$177,981	$27,609	$13,905	$80,508
Growth Fund	$7,166,504	$5,762,008	$4,503,346	$0	$79,202	$1,287,630
Heitman REIT Fund	$1,252,260	$1,610,926	$1,923,114	$0	$2,553	$ 115,977
Large Cap Fund	$1,073,971	$703,893	$1,008,076	$0	$5,750	$113,526
Large Cap Growth Fund	$1,273,146	$1,026,377	$812,008	$0	$14,874	$186,973
Large Cap Growth Concentrated Fund	$1,644,771	$1,272,734	$1,103,250	$0	$34,806	$321,092
Mid-Cap Fund	$3,822,260	$3,836,038	$3,034,329	$0	$104,506	$571,270
Select Growth Fund	$1,716,740	$1,350,372	$1,183,940	$0	$66,767	$466,729
Small Cap Fund	$759,352	$548,905	$449,157	$82,387	$110,473	$202,408
Strategic Small Company Fund	$571,587	$455,580	$403,074	$63,505	$38,886	$130,533
TS&W Mid-Cap Value Fund*	N/A	N/A	N/A	N/A	N/A	N/A
TS&W Small Cap Value Fund	$603,919	$782,620	$743,612	$22,037	$10,089	$105,208
Cash Reserves Fund	$143,934	$124,278	$137,660	$0	$2,579	$66,783
Dwight Intermediate Fixed Income Fund	$27,787	$32,756	$34,843	$83,513	$70,911	$74,021
Dwight Short Term Fixed Income	$5,559,733	$1,297,822	$978,205	$3,428,559	$599,056	$481,662

* The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not pay management fees for the fiscal years ended March 31, 2005, 2006 and 2007.

The Sub-Advisors

Effective January 1, 2006, the Advisor appointed, and the Board approved, the following Sub-Advisors to provide sub-advisory or co-sub-advisory services to the Funds pursuant to sub-advisory agreements between the Advisor and each Sub-Advisor (“Sub-Advisory Agreements”).

SUB-ADVISOR	FUNDS
Analytic Investors, Inc.	Old Mutual Analytic U.S. Long/Short Fund
Barrow, Hanley, Mewhinney & Strauss	Old Mutual Barrow Hanley Value Fund
Ashfield Capital Management, LLC*	Old Mutual Large Cap Growth Fund Old Mutual Large Cap Growth Concentrated Fund Old Mutual Select Growth Fund
Columbus Circle Investors	Old Mutual Columbus Circle Technology and Communications Fund
Copper Rock Capital Partners, LLC	Old Mutual Emerging Growth Fund Old Mutual Strategic Small Company Fund
Dwight Asset Management, Inc.	Old Mutual Dwight Intermediate Fixed Income Fund Old Mutual Dwight Short Term Fixed Income Fund
Eagle Asset Management, Inc.	Old Mutual Small Cap Fund Old Mutual Strategic Small Company Fund
Heitman Real Estate Securities, LLC	Old Mutual Heitman REIT Fund
Munder Capital Management	Old Mutual Growth Fund

45

Liberty Ridge Capital, Inc.	Old Mutual Focused Fund Old Mutual Large Cap Fund Old Mutual Mid-Cap Fund Old Mutual Small Cap Fund Old Mutual Strategic Small Company Fund
Thompson, Siegel & Walmsley LLC**	Old Mutual TS&W Mid-Cap Value Fund Old Mutual TS&W Small Cap Value Fund
Turner Investment Partners	Old Mutual Growth Fund Old Mutual Large Cap Growth Fund Old Mutual Large Cap Growth Concentrated Fund Old Mutual Select Growth Fund
Wellington Management Company, LLP	Old Mutual Cash Reserves Fund

* Effective February 10, 2007, Ashfield Capital Management, LLC (“Ashfield”), was appointed by the Board and Old Mutual Capital as sub-advisor to the Funds pursuant to an interim investment sub-advisory agreement and assumed management of that portion of the Funds’ assets that were previously managed by CastleArk Management, LLC. This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement between the Trust, Old Mutual Capital and Ashfield.

** The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and Thompson, Siegel & Walmsley LLC began providing investment sub-advisory services to the Fund on that date.

Prior to January 1, 2006, Liberty Ridge served as the investment advisor to the Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Focused, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth, Old Mutual Small Cap and Old Mutual Strategic Small Company Funds. The following Sub-Advisors are affiliates of the Advisor and indirect subsidiaries of Old Mutual: Liberty Ridge; Analytic Investors, Inc. (“Analytic”); Ashfield; Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”); Copper Rock Capital Partners, LLC (“Copper Rock”); Dwight Asset Management Company (“Dwight”); Heitman Real Estate Securities, LLC (“Heitman”); and Thompson, Siegel & Walmsley LLC (“TS&W”).

The Sub-Advisory Agreements obligate each Sub-Advisor to: (i) manage the investment operations of and the composition of each of the Fund’s investment portfolios, including the purchase, retention and disposition thereof in accordance with each Fund’s investment objectives, policies and limitations; (ii) provide supervision of each Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by each Fund and what portion of the assets will be invested or held uninvested in cash in accordance with each Fund’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s registration statement and Prospectus or as the Board or the Advisor may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Advisor and the Board and comply with the requirements of the 1940 Act and applicable law. The Sub-Advisory Agreements provide certain limitations on each Sub-Advisor’s liability, but also provides that each Sub-Advisor shall not be protected against any liability to the Funds or their shareholders by reason of such Sub-Advisor’s willful misfeasance, bad faith or gross negligence the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make portfolio managers or other personnel available to discuss the affairs of the Funds with the Board; (ii) assist in the fair valuation of securities; (iii) provide compliance reports to the Advisor and/or the Trust; (iv) vote proxies received in

46

accordance with applicable proxy voting policies; (v) adopt a code of ethics and provide a copy to the Trust; (vi) review draft reports to shareholders and other documents and provide comments on a timely basis; and (vii) perform other duties in connection with its sub-advisory activities. The Sub-Advisory Agreements also prohibit the Sub-Advisors from consulting with (i) other sub-advisors to the Fund, (ii) other sub-advisors to a Trust fund, and (iii) other sub-advisors to a fund under common control with the Fund.

The Sub-Advisory Agreements may be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of the Trust; (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. Each Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreements, each Sub-Advisor is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets of the Fund or Funds sub-advised by the Sub-Advisor, at the rates set forth in the following table.

Fund	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Analytic U.S. Long/Short Fund	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%
Columbus Circle Technology and Communications Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Emerging Growth Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Focused Fund	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%	0.10%
Heitman REIT Fund	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Large Cap Fund	0.40%	0.35%	0.30%	0.25%	0.20%	0.15%	0.10%
Large Cap Growth Fund	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
Large Cap Growth Concentrated Fund	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Mid-Cap Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
Select Growth Fund	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%
Small Cap Fund	0.65%	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%
Strategic Small Company Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%
TS&W Small Cap Value Fund	0.75%	0.70%	0.65%	0.60%	0.55%	0.50%	0.45%
Dwight Intermediate Fixed Income Fund	0.20%	0.175%	0.150%	0.125%	0.100%	0.075%	0.05%
Dwight Short Term Fixed Income	0.20%	0.175%	0.150%	0.125%	0.100%	0.075%	0.05%

Fund	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Barrow Hanley Value Fund	0.50%	0.45%	0.40%	0.35%

Old Mutual Barrow Hanley Value Fund’s base sub-advisory fee was reduced from 0.65% to 0.50% effective December 21, 2006 for assets between $0 and $1 billion.

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Fund	Sub-Advisory Fee Breakpoint Asset Thresholds
	$0 to less than $500 million	$500 million to less than $1 billion	$1 billion or greater
Old Mutual TS&W Mid-Cap Value Fund	0.50%	0.47%	0.45%

Fund	Sub-Advisory Fee (no breakpoints)

Old Mutual Growth Fund	0.475%

Old Mutual Cash Reserves Fund*	0.10%

* Subject to a minimum fee of $50,000 per year.

For each Fund, except the Old Mutual Growth Fund and Old Mutual Cash Reserves Fund, the actual fees paid to a Sub-Advisor by the Advisor will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of each Fund. The Advisor is responsible for 100% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid for the Old Mutual Growth Fund and Old Mutual Cash Reserves Fund.

Portfolio Managers

Additional information about the portfolio managers’ investments in the Fund or Funds they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in Exhibit D to this SAI.

The Distributor

Old Mutual Investment Partners and the Trust are parties to a distribution agreement (the “Distribution Agreement”) dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is a wholly-owned subsidiary of the Advisor. Prior to July 16, 2004, the Distributor was named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust’s Class A, Class C and Class R shares and the Service Plan for the Trust’s Advisor Class shares. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days’ written notice by either party or upon assignment by the Distributor.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Class A, C and R Shares

The Trust has adopted a Distribution Plan for each of Class A, Class C and Class R pursuant to Rule 12b-1 under the 1940 Act to enable the Class A, Class C and Class R shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan

48

to enable the Class A, Class C and Class R shares of a Fund (the Class R Service Plan was adopted pursuant to Rule 12b-1 and the Class A and Class C Service Plan on behalf of the Old Mutual TS&W Mid-Cap Fund was adopted pursuant to Rule 12b-1) to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A, Class C, and Class R shares, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A and Class R shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A, Class C, and Class R shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A, Class C, or Class R shares, as set forth in the then current prospectus or this SAI with respect to the Class A, Class C, and Class R shares and interest and other financing costs. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Pursuant to the Service Plan for Class R, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate of 0.25% of the average net asset value of Class R shares. Each of the Class A and Class C Service Plan and Class R Service Plan are for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.

For the fiscal year ended March 31, 2007, the following amounts were paid to Service Providers pursuant to the Service Plans for the Class A, Class C and Class R shares and the Distribution Plans for Class C and Class R shares of each of the following Funds:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Class R*	Class C	Class R*
Old Mutual Analytic U.S. Long/Short Fund	$1,961	$751	$-	$2,252	$-
Old Mutual Barrow Hanley Value Fund	$8,174	$10,310	$-	$30,930	$-
Old Mutual Columbus Circle Technology and Communications Fund	$162	$292	$-	$877	$-
Old Mutual Emerging Growth Fund	$152	$226	$-	$678	$-
Old Mutual Focused Fund	$3,323	$345	$-	$1,034	$-
Old Mutual Growth Fund	$265	$271	$-	$813	$
Old Mutual Heitman REIT Fund	$942	$1,018	$-	$3,054	$-
Old Mutual Large Cap Fund	$337	$194	$-	$582	$-
Old Mutual Large Cap Growth Fund	$346	$195	$-	$586	$-
Old Mutual Large Cap Growth Concentrated Fund	$789	$415	$-	$1,245	$-
Old Mutual Mid-Cap Fund	$480	$755	$-	$2,265	$-
Old Mutual Select Growth Fund	$279	$152	$-	$457	$-
Old Mutual Small Cap Fund	$356	$298	$-	$894	$-
Old Mutual Strategic Small Company Fund	$2,352	$216	$-	$647	$-
Old Mutual TS&W Mid-Cap Value Fund**	N/A	N/A	N/A	N/A	N/A
Old Mutual TS&W Small Cap Value Fund	$2,123	$2,814	N/A	$8,443	N/A
Old Mutual Cash Reserves Fund	N/A	N/A	N/A	N/A	N/A

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Old Mutual Dwight Intermediate Fixed Income Fund	$548	$189	$-	$567	$-
Old Mutual Dwight Short Term Fixed Income Fund	$135	$133	$-	$265	$-

*	Class R shares became effective December 21, 2006.
**	The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not pay any service or distribution fees for the fiscal year ended March 31, 2007.

Of the service fees the Distributor received, it retained:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Class R*	Class C	Class R*
Old Mutual Analytic U.S. Long/Short Fund	$560	$583	$-	$1,749	$-
Old Mutual Barrow Hanley Value Fund	$4,102	$6,252	$-	$18,755	$-
Old Mutual Columbus Circle Technology and Communications Fund	$158	$203	$-	$608	$-
Old Mutual Emerging Growth Fund	$152	$175	$-	$525	$-
Old Mutual Focused Fund	$1,168	$342	$-	$1,025	$-
Old Mutual Growth Fund	$167	$260	$-	$807	$-
Old Mutual Heitman REIT Fund	$253	$759	$-	$2,276	$-
Old Mutual Large Cap Fund	$157	$192	$-	$576	$-
Old Mutual Large Cap Growth Fund	$158	$166	$-	$471	$-
Old Mutual Large Cap Growth Concentrated Fund	$140	$382	$-	$1,145	$-
Old Mutual Mid-Cap Fund	$219	$701	$-	$2,104	$-
Old Mutual Select Growth Fund	$250	$151	$-	$454	$-
Old Mutual Small Cap Fund	$183	$279	$-	$836	$-
Old Mutual Strategic Small Company Fund	$143	$202	$-	$606	$-
Old Mutual TS&W Mid-Cap Value Fund**	N/A	N/A	N/A	N/A	N/A
Old Mutual TS&W Small Cap Value Fund	$743	$732	$-	$2,195	$-
Old Mutual Cash Reserves Fund	N/A	N/A	N/A	N/A	N/A
Old Mutual Dwight Intermediate Fixed Income Fund	$428	$188	$-	$563	$-
Old Mutual Dwight Short Term Fixed Income Fund	$140	$132	$-	$264	$-

*	Class R shares became effective December 21, 2006.
**	The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not pay any service or distribution fees for the fiscal year ended March 31, 2007.

Class Z, Advisor Class, and Institutional Class Shares

There is no Distribution Plan in place for the Trust’s Class Z, Advisor Class or Institutional Class shares, therefore no compensation was paid to the Distributor for distribution services on behalf of those Classes for the fiscal years ended March 31, 2005, 2006 and 2007.

With respect to Advisor Class, the Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. There is no Service Plan in place for the Trust’s Class Z or Institutional Class shares. Pursuant to the Advisor Class Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders’ accounts at the aggregate annual rate of 0.25% of such Fund’s average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the

50

Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

All Funds except the Old Mutual TS&W Mid-Cap Value, Old Mutual TS&W Small Cap Value and Old Mutual Cash Reserves Funds offer Advisor Class shares. For the fiscal year ended March 31, 2007, the following amounts were paid to service providers pursuant to the Service Plan for the Advisor Class shares of each of the following Funds:

Old Mutual Analytic U.S. Long/Short Fund	$-
Old Mutual Barrow Hanley Value Fund	$966
Old Mutual Columbus Circle Technology and Communications Fund	$118
Old Mutual Emerging Growth Fund	$-
Old Mutual Focused Fund	$-
Old Mutual Growth Fund	$155
Old Mutual Heitman REIT Fund	$40,016
Old Mutual Large Cap Fund	$1,058
Old Mutual Large Cap Growth Fund	$832
Old Mutual Large Cap Growth Concentrated Fund	$284
Old Mutual Mid-Cap Fund	$15,713
Old Mutual Select Growth Fund	$-
Old Mutual Small Cap Fund	$14
Old Mutual Strategic Small Company Fund	$2,629
Old Mutual Dwight Intermediate Fixed Income Fund	$-
Old Mutual Dwight Short Term Fixed Income Fund	$1,468

Of the service fees the Distributor received, it retained:

Old Mutual Analytic U.S. Long/Short Fund	$-
Old Mutual Barrow Hanley Value Fund	$7
Old Mutual Columbus Circle Technology and Communications Fund	$3
Old Mutual Emerging Growth Fund	$-
Old Mutual Focused Fund	$-
Old Mutual Growth Fund	$148
Old Mutual Heitman REIT Fund	$18,000
Old Mutual Large Cap Fund	$22
Old Mutual Large Cap Growth Fund	$-
Old Mutual Large Cap Growth Concentrated Fund	$238
Old Mutual Mid-Cap Fund	$-
Old Mutual Select Growth Fund	$-
Old Mutual Small Cap Fund	$-
Old Mutual Strategic Small Company Fund	$58
Old Mutual Dwight Intermediate Fixed Income Fund	$-
Old Mutual Dwight Short Term Fixed Income Fund	$49

Except to the extent that the Administrator, Sub-Administrator or Advisor may benefit through more fees received based on an increase in the net assets of the Trust, which increase in net assets may have resulted in part from the expenditures made by the Advisor and/or Distributor, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Distribution Plan or Service Plan or any other related agreement.

Payments to Intermediaries

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From time to time, the Advisor, Distributor or a company under common control with these entities may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2006, the Distributor and companies under common control with the Distributor paid each of the following intermediaries the specific amounts listed next to their names in connection with the administrative, recordkeeping support and/or marketing support services provided to the Trust’s Class Z, Class A, Class C and certain Advisor Class shares (no services were provided to the Trust’s Advisor Class, Institutional Class and Class R shares launched effective December 21, 2006):

Intermediary	Amount Paid by Distributor
ADP	$4,308
American United Life	$36,290
Ameriprise Financial	$272
AST Trust	$457
Benefit Plan	$65
Citistreet- Smith Barney	$3,557
Citistreet- State Street	$1,676
Edgewood Services	$3,228
Expertplan	$89
Fidelity Brokerage	$605,902
Fidelity Institutional	$101,781
First Clearing	$2,097
Wachovia	$162
FTC& Co	$4,935
General American	$1,080
Great West Life	$8,816
Guardian	$2,832
Hand Benefits	$3
IMS	$1,352
Invesmart	$616
JP Morgan	$260
Legg Mason	$1
Linsco Private Ledger	$3,826
Matrix Capital Group	$12
Mercer HR Services	$4,805
Financial Data Services	$6,568
MetLife	$3,550
Mid Atlantic	$13,258
Morgan Stanley	$1,167
Morningstar	$513
National Investors	$35,120
Nationwide	$649
New York Life	$8,638
Pershing	$57,739
Prudential Investments	$4,734
Prudential Retirement	$6,200
Raymond James	$4,823
Schwab	$889,410
Smith Barney	$8,710

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SunGard	$505
T Rowe Price	$24,481
Terre Haute	$1,066
Trustlynx	$4,460
Vanguard	$182
Wells Fargo	$166

For the calendar year ended December 31, 2006, the Trust paid each of the following intermediaries the specific amounts listed next to their names in connection with recordkeeping support (e.g., sub-transfer agency and other administrative services) provided to the Trust’s Class Z, Class A, Class C and certain Advisor Class shares (no services were provided to the Trust’s Advisor Class, Institutional Class and Class R shares launched effective December 21, 2006):

Intermediary	Amount Paid by Trust
ADP	$12,924
American United Life	$108,869
Ameriprise Financial	$679
AST Trust	$1,371
Benefit Plan	$194
Citistreet- Smith Barney	$4,167
Citistreet- State Street	$3,638
Edgewood Services	$9,027
Expertplan	$268
Fidelity Brokerage	$1,489,697
Fidelity Institutional	$237,902
First Clearing	$6,291
Wachovia	$424
FTC& Co	$13,800
General American	$3,240
Great West Life	$21,750
Guardian	$8,495
Hand Benefits	$9
IMS	$3,229
Invesmart	$1,539
JP Morgan	$245
Legg Mason	$3
Linsco Private Ledger	$11,479
Matrix Capital Group	$37
Mercer HR Services	$11,230
Financial Data Services	$19,152
MetLife	$10,650
Mid Atlantic	$38,972
Morgan Stanley	$3,502
Morningstar	$192
National Investors	$102,769
Nationwide	$1,946
New York Life	$11,068

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Pershing	$153,567
Prudential Investments	$14,023
Prudential Retirement	$15,501
Raymond James	$505
Schwab	$1,296,800
Smith Barney	$25,627
SunGard	$1,285
T Rowe Price	$40,616
Terre Haute	$1,239
Trustlynx	$13,381
Vanguard	$546
Wells Fargo	$441

The Administrator and Sub-Administrator

The Administrator

On January 28, 2001, the Trust and Old Mutual Fund Services entered into an Administrative Services Agreement (the “Administrative Agreement”) pursuant to which Old Mutual Fund Services was to oversee the administration of the Trust’s, and each Fund’s, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. Effective December 31, 2005, Old Mutual Fund Services assigned its rights and obligations under the Administrative Agreement to the Advisor, and effective April 19, 2006, for the Old Mutual Focused, Old Mutual Heitman REIT, Old Mutual Small Cap, Old Mutual Strategic Small Company, Old Mutual TS&W Small Cap Value, Old Mutual Dwight Intermediate Fixed Income and Old Mutual Dwight Short Term Fixed Income Funds and May 17, 2006, for the Old Mutual Analytic U.S. Long/Short, Old Mutual Barrow Hanley Value, Old Mutual Columbus Circle Technology and Communications, Old Mutual Emerging Growth, Old Mutual Growth, Old Mutual Large Cap, Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated, Old Mutual Mid-Cap, Old Mutual Select Growth and Old Mutual Cash Reserves Funds, shareholders approved the Management Agreement that provides for the Advisor to oversee the administration of the Trust’s, and each Fund’s, business and affairs. As a result, the Advisor is responsible for providing the administrative services that were previously provided to the Trust by Old Mutual Fund Services. The Advisor’s fee for providing such administrative services is included in the Management fee pursuant to the Management Agreement.

For the fiscal years and periods ended March 31, 2005, 2006, and 2007, each of the Funds listed below paid the following administration fees:

FUND	FEES PAID - FYE 3/31			FEES WAIVED - FYE 3/31
	2005	2006*	2007	2005	2006*	2007
Analytic U.S. Long/Short Fund	$85,214	$46,495	$0	$0	$0	$0
Barrow Hanley Value Fund	$1,669,188	$1,110,462	$0	$0	$0	$0
Columbus Circle Technology and Communications Fund	$389,968	$211,997	$0	$0	$0	$0
Emerging Growth Fund	$300,433	$165,974	$0	$0	$0	$0
Focused Fund	$28,870	$19,147	$0	$0	$0	$0
Growth Fund	$1,156,382	$639,564	$0	$0	$0	$0
Heitman REIT Fund	$198,476	$172,545	$0	$0	$0	$0

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Large Cap Fund	$228,059	$101,456	$0	$0	$0	$0
Large Cap Growth Fund	$232,217	$127,725	$0	$0	$0	$0
Large Cap Growth Concentrated Fund	$265,394	$137,252	$0	$0	$0	$0
Mid-Cap Fund	$611,416	$410,945	$0	$0	$0	$0
Select Growth Fund	$276,842	$145,647	$0	$0	$0	$0
Small Cap Fund	$105,280	$52,024	$0	$0	$0	$0
Strategic Small Company Fund	$81,904	$48,369	$0	$0	$0	$0
TS&W Mid-Cap Value Fund**	N/A	N/A	N/A	N/A	N/A	N/A
TS&W Small Cap Value Fund	$79,314	$73,520	$0	$0	$0	$0
Cash Reserves Fund	$65,746	$36,463	$0	$0	$0	$0
Dwight Intermediate Fixed Income Fund	$9,442	$7,399	$0	$0	$0	$0
Dwight Short Term Fixed Income	$1,431,570	$305,661	$0	$0	$0	$0

*	Reflects fees paid under the Administration Agreement through December 31, 2005; after that date, the management fee payable by the Funds includes both advisory and administrative services.
**	The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not pay any administration fees during the periods indicated in the table.

The Sub-Administrator

On January 28, 2001, Old Mutual Fund Services and SEI Investments Mutual Fund Services (the “Sub-Administrator”) entered into a Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”). The Sub-Administrative Agreement was amended on May 28, 2004, pursuant to which the Sub-Administrator agreed to assist Old Mutual Fund Services in connection with the administration of the business and affairs of the Trust. On January 1, 2006, the Sub-Administrative Agreement was assigned to the Advisor in connection with the assignment of the Administrative Agreement.

SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania, 19456.

Under the Sub-Administrative Agreement, the Advisor pays the Sub-Administrator the greater of the following fees: (1) annual rates, based on the combined average daily net assets of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (the “Old Mutual Fund Family”), of (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion; or (2) a minimum fee, based on the aggregate number of funds in the Old Mutual Fund Family, of (i) when the aggregate number of funds is equal to or greater than 15 single manager funds and 4 multi-manager funds with up to 15 managers, $50,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, (ii) when the aggregate number of funds is between 11 and 14 single manager funds and 4 multi-manager funds with up to 15 managers, $55,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, or (iii) when the aggregate is less than 11 single manager funds and any number of multi-manager funds with any number of managers, $60,000 per fund and an additional $2,000 for each manager in the multi-manager funds. Under an amendment to the Sub-Administrative Agreement, for each Fund that has two or more classes, the Advisor pays the Sub-Administrator $75 per month for each additional class in excess of one class per Fund. The Sub-Administrative Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than ninety (90) days’ prior written notice to the other party.

55

For the fiscal years ended March 31, 2005, 2006, and 2007, Old Mutual Fund Services and the Advisor paid the Sub-Administrator the following sub-administration fees:

FUND	FEES PAID - FYE 3/31			FEES WAIVED - FYE 3/31
	2005	2006	2007	2005	2006	2007
Analytic U.S. Long/Short Fund	$13,908	$13,232	$ 19,555	$0	$0	$0
Barrow Hanley Value Fund	$276,243	$288,987	$ 86,135	$0	$0	$0
Columbus Circle Technology and Communications Fund	$63,035	$68,900	$ 80,288	$0	$0	$0
Emerging Growth Fund	$48,428	$53,668	$ 70,291	$0	$0	$0
Focused Fund	$4,703	$6,065	$ 10,563	$0	$0	$0
Growth Fund	$186,698	$204,546	$ 247,712	$0	$0	$0
Heitman REIT Fund	$33,093	$56,357	$ 94,152	$0	$0	$0
Large Cap Fund	$36,521	$31,159	$ 59,424	$0	$0	$0
Large Cap Growth Fund	$37,733	$39,641	$ 41,772	$0	$0	$0
Large Cap Growth Concentrated Fund	$42,883	$44,393	$ 53,654	$0	$0	$0
Mid-Cap Fund	$100,476	$131,710	$ 139,746	$0	$0	$0
Select Growth Fund	$44,752	$47,082	$ 57,558	$0	$0	$0
Small Cap Fund	$16,795	$16,403	$ 19,715	$0	$0	$0
Strategic Small Company Fund	$13,233	$15,667	$ 18,549	$0	$0	$0
TS&W Mid-Cap Value Fund*	N/A	N/A	N/A	N/A	N/A	N/A
TS&W Small Cap Value Fund	$13,813	$22,772	$ 29,693	$0	$0	$0
Cash Reserves Fund	$10,662	$11,509	$ 15,108	$0	$0	$0
Dwight Intermediate Fixed Income Fund	$1,558	$2,388	$ 3,405	$0	$0	$0
Dwight Short Term Fixed Income	$221,824	$93,886	$ 95,006	$0	$0	$0

*

The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, no sub-administration fees were paid on its behalf by Old Mutual Fund Services or the Advisor during the periods indicated in the table.

Other Service Providers

Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64141-9534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. For the fiscal years ended March 31, 2006 and March 31, 2007, the Funds paid $2,291,846 and $1,890,671, respectively, in shareholder servicing fees to Old Mutual Fund Services. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. (“Old Mutual Shareholder Services”), a wholly-owned indirect subsidiary of the Advisor, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services. The principal place of business of Old Mutual Shareholder Services is 4643 South Ulster Street, Suite 600, Denver, Colorado

56

80237. For the fiscal years ended March 31, 2006 and March 31, 2007, Old Mutual Fund Services paid $2,227,501 and $1,846,229, respectively, in sub-shareholder servicing fees to Old Mutual Shareholder Services.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust’s Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. Please refer to the section entitled “The Distributor” of this SAI for the amount of payments by the Trust to specific intermediaries.

Custodian

U.S. Bank, N.A. (formerly known as Wachovia Bank, N.A.) (the “Custodian”), located at 2 Liberty Place, 20th Floor, Philadelphia, Pennsylvania 19103, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

Counsel and Independent Registered Public Accounting Firm

Ballar Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm of the Trust.

5% AND 25% SHAREHOLDERS

As of May 7, 2007, the following persons were the record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of any class of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act. As of May 7, 2007, Old Mutual (US) Holdings, Inc., a Delaware corporation and an affiliate of the Advisor, for the benefit of Old Mutual Capital located at 4643 South Ulster Street, Denver, Colorado 80237, owned more than 25% of the Old Mutual Dwight Intermediate Fixed Income Fund. Control persons could affect the outcome of proxy voting or the direction of management of a Fund. As of May 7, 2007, the Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of all Funds of the Trust except the Old Mutual Cash Reserves Fund.

Old Mutual Analytic U.S. Long/Short Fund: Class Z

CHARLES SCHWAB & CO INC.	28.05%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT

57

101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP.	24.20%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST. ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT. 5TH FL.
NEW YORK, NY 10281

NATIONAL INVESTOR SERVICES FBO	10.08%
55 WATER STREET 32ND FLOOR
NEW YORK, NY 10041-3299

PRUDENTIAL INV MGMT SRVCS CUST	5.42%
FBO MUTUAL FUND CLIENTS
100 MULBERRY ST.
3 GATEWAY CTR FL. 11
MAIL STOP NJ 05-11-20
NEWARK, NJ 07102-4000

Old Mutual Analytic U.S. Long/Short Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Analytic U.S. Long/Short Fund: Class A

TRUST COMPANY OF AMERICA	29.19%
FBO #98
PO BOX 6503
ENGLEWOOD, CO 80155-6503

PERSHING LLC	12.59%
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

Old Mutual Analytic U.S. Long/Short Fund: Class C

PERSHING LLC	7.11%
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

UBS FINANCIAL SERVICES INC FBO	5.37%
UBS-FINSVC CDN FBO
MRS LINDA EATON GOLDING
P.O. BOX 3321
1000 HARBOR BLVD
WEEHAWKEN, NJ 07086-8154

Old Mutual Analytic U.S. Long/Short Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC.	100%

58

FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER CO 80237-2853

Old Mutual Analytic U.S. Long/Short Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Barrow Hanley Value Fund: Class Z

CHARLES SCHWAB & CO INC.	40.67%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	20.76%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN: MUTUAL FUNDS DEPT. 5TH FL
NEW YORK, NY 10281

Old Mutual Barrow Hanley Value Fund: Advisor Class

NATIONWIDE TRUST COMPANY FSB	97.43%
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS, OH 43218-2029

Old Mutual Barrow Hanley Value Fund: Class A

JAMES P. BARROW	41.42%
DALLAS TX 75220-2024

SEI PRIVATE TRUST COMPANY CUST	11.97%
IRA R/O RONALD G MEASE
WILBRAHAM, MA 01095-2121

Old Mutual Barrow Hanley Value Fund: Class C

RAYMOND JAMES & ASSOC INC.	20.31%
FBO RAFFO ANTHONY J.
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

RAYMOND JAMES & ASSOC INC.	9.19%
FBO WELLS IRA
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

RAYMOND JAMES & ASSOC INC.	5.43%

59

FBO KELSEY MAGARET
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

Old Mutual Barrow Hanley Value Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Barrow Hanley Value Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Columbus Circle Technology and Communications Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	21.46%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN: MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281

CHARLES SCHWAB & CO INC.	15.00%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY ST.
SAN FRANCISCO, CA 94104-4151

Old Mutual Columbus Circle Technology and Communications Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Columbus Circle Technology and Communications Fund: Class A

LIBERTY RIDGE CAPITAL INC.	91.87%
ATTN: STEPHEN WELLMAN
1205 WESTLAKES DR. STE 230
BERWYN, PA 19312-2405

Old Mutual Columbus Circle Technology and Communications Fund: Class C

LIBERTY RIDGE CAPITAL INC.	53.20%
ATTN: STEPHEN WELLMAN
1205 WESTLAKES DR. STE 230
BERWYN, PA 19312-2405

FIRST CLEARING LLC	11.63%

60

ANITA HAILEY IRA
FCC AS CUSTODIAN
2101 VIA MADONNA
CARROLLTON, TX 75006-4628

RAYMOND JAMES & ASSOC INC	7.52%
FBO SEMAS RIRA
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

Old Mutual Columbus Circle Technology and Communications Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Columbus Circle Technology and Communications Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Emerging Growth Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Emerging Growth Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	22.30%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN: MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281

CHARLES SCHWAB & CO INC.	15.35%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

Old Mutual Emerging Growth Fund: Class A

LIBERTY RIDGE CAPITAL INC	99.18%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

61

Old Mutual Emerging Growth Fund: Class C

LIBERTY RIDGE CAPITAL INC.	51.61%
ATTN: STEPHEN WELLMAN
1205 WESTLAKES DR. STE 230
BERWYN, PA 19312-2405

RAYMOND JAMES & ASSOC INC	29.14%
FBO MOORE LA IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC.	7.84%
FBO SEMAS IRA
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

Old Mutual Emerging Growth Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Emerging Growth Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Focused Fund: Class Z

CHARLES SCHWAB & CO INC	24.43%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	13.54%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN: MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281

PERSHING LLC	5.44%
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

Old Mutual Focused Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

62

Old Mutual Focused Fund: Class A

PERSHING LLC	41.16%
P.O. BOX 2052
JERSEY CITY, NJ 07303-2052

Old Mutual Focused Fund: Class C

FIRST CLEARING, LLC	45.72%
ROBERT J. SCULLY TTEE
ROBERT J. SCULLY PS PLAN
1 INLET TER
SEAVILLE, NJ 08230-1506

SEI PRIVATE TRUST COMPANY CUST	16.80%
IRA R/O WALLACE L OWENS
125 PLANTERS DR.
GAFFNEY, SC 29341-3541

NFS LLC FEBO	7.97%
FMT CO CUST IRA ROLLOVER
FBO PAUL A SILVER
66 TURNER RD
TOWNSEND, MA 01469-1311

RBC DAIN RAUSCHER INC FBO	7.49%
DANIEL SHEPPARD LORETTA L
SHEPPARD CO-TTEES THE SHEPPARD
FAMILY TRUST ESOP QUALIFIED
REPLACEMENT PROPERTY 2/14/90
2681 DOW AVE STE B

FIRST CLEARING LLC CUST	6.57%
FBO MARGARET DIAMOND SEP IRA
3109 MARKLE RD
YORK, PA 17408-7104

FIRST CLEARING LLC CUST	6.06%
FBO LEE BRADFORD IRA R/O
143 N. VIENNA AVE.
JERSEY CITY, NJ 08215-3244

Old Mutual Focused Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Focused Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC.	100%
FBO OLD MUTUAL CAPITAL, INC.

63

4643 S. ULSTER ST.
DENVER, CO 80237-2853

Old Mutual Growth Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	17.84%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN: MUTUAL FUNDS DEPT 5TH FL
NEW YORK, NY 10281

CHARLES SCHWAB & CO INC	15.29%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO, CA 94104-4151

AMERICAN UNITED LIFE INS COMPANY	5.64%
GRP RTRMNT ANNUITY SEPARATE ACCT II
P.O. BOX 1995
INDIANAPOLIS, IN 46206-9102

Old Mutual Growth Fund: Advisor Class

LIBERTY RIDGE CAPITAL INC.	95.96%
ATTN: STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN, PA 19312-2405

Old Mutual Growth Fund: Class A

LIBERTY RIDGE CAPITAL INC.	74.73%
ATTN: STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN, PA 19312-2405

RAYMOND JAMES & ASSOC INC.	16.03%
FBO RILEY JR&EF
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

Old Mutual Growth Fund: Class C

RAYMOND JAMES & ASSOC INC.	45.15%
FBO CARTER AMANDA
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

RAYMOND JAMES & ASSOC INC.	18.00%
FBO BRANSTETTER JR
880 CARILLON PKWY
ST. PETERSBURG, FL 33716-1100

PERSHING LLC	14.33%

64

P O BOX 2052
JERSEY CITY NJ 07303-2052

RAYMOND JAMES & ASSOC INC	12.04%
FBO NORTON SEP
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RAYMOND JAMES & ASSOC INC	5.37%
FBO CANAGA SEP
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NFS LLC FEBO	5.11%
PETER ADAMS
PENNY ADAMS
56 MOUNT PLEASANT STREET
WESTBOROUGH MA 01581-2119

Old Mutual Growth Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Growth Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Heitman REIT Fund: Class Z

UNITED NATIONS JOINT STAFF	26.28%
PENSION PLAN
C/O CHIEKO OKUDA
INVESTMENT MANAGEMENT SERVICE
1 DHP 885 SECOND AVE 4TH FL
NEW YORK NY 10017

NATIONAL FINANCIAL SERVICES CORP	14.48%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & COMPANY INC	10.04%
REINVEST ACCOUNT
ATTENTION MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

65

Old Mutual Heitman REIT Fund: Advisor Class

CHARLES SCHWAB & COMPANY INC	28.09%
SPECIAL CUSTODY ACCT FBO CUST REINV
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PERSHING LLC	16.81%
P O BOX 2052
JERSEY CITY NJ 07303-2052

CITISTREET RETIREMENT SVCS	16.02%
FBO RELIANCE TRUST CO
400 ATRIUM DR
SOMERSET NJ 08873-4162

NATIONAL FINANCIAL SERVICES CORP	5.63%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Heitman REIT Fund: Class A

PERSHING LLC	41.94%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Heitman REIT Fund: Class C

PERSHING LLC	21.83%
P O BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES	13.86%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL SERVICES	11.49%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

BOB BOESE INSURANCE AGENCY PSP	6.71%
FBO BOBBY R BOESE
7904 E COMMERCIAL ST
BROKEN ARROW OK 74014-2683

MS&CO C/F	6.59%
JOHN B HEARN
IRA ROLLOVERDATED 04/21/05
6510 DEER PARK ROAD
REISTERSTOWN MD 21136-5947

66

NFS LLC FEBO	5.74%
FMT CO CUST IRA SEPP
FBO NATHAN HAROLD WASSER
12 LAKEWOOD COURT
RIDGELEY WV 26753-9727

Old Mutual Heitman REIT Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Heitman REIT Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Large Cap Fund: Class Z

CHARLES SCHWAB & CO INC	34.31%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	21.58%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

AMERICAN UNITED LIFE INS COMPANY	7.80%
GRP RTRMNT ANNUITY SEPARATE ACCT II
PO BOX 1995
INDIANAPOLIS IN 46206-9102

Old Mutual Large Cap Fund: Advisor Class

NATIONWIDE TRUST COMPANY FBO	48.53%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

GUARDIAN GROUP PENSION CUST	46.13%
FBO GUARDIAN INS & ANNUITY CO INC
1560 VALLEY CENTER PKWY STE 100
BETHLEHEM PA 18017-2289

NATIONAL FINANCIAL SERVICES CORP	5.34%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR

67

ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Large Cap Fund: Class A

PERSHING LLC	16.50%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MS&CO FBO	14.32%
MSB FBO VENTURE COMMUNICATION CORP
2654 W HORIZON RIDGE PARKWAY
SUITE B5-268
HENDERSON NV 89052-2803

RPM002 SMITH BRYAN & MYERS	13.62%
401(K) PLAN DTD 12/20/1994
FBO MATT BRYAN
311 E PARK AVE
TALLAHASSEE FL 32301-1513

Old Mutual Large Cap Fund: Class C

LIBERTY RIDGE CAPITAL INC	55.09%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

LPL FINANCIAL SERVICES CUST	22.40%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL SERVICES CUST	5.84%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

A G EDWARDS & SONS C/F	5.67%
DAVID L ROURKE
IRA ACCOUNT
347 GREENWAY AVE
NEWBURY PARK CA 91320-4822

Old Mutual Large Cap Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Large Cap Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST

68

DENVER CO 80237-2853

Old Mutual Large Cap Growth Fund: Class Z

CHARLES SCHWAB & CO INC	29.12%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	12.05%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Large Cap Growth Fund: Advisor Class

INVESTORS BANK & TRUST COMPANY CUST	77.68%
FBO VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

NATIONWIDE TRUST COMPANY FBO	22.32%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Old Mutual Large Cap Growth Fund: Class A

FIRST CLEARING, LLC	99.88%
THE PETER DURST
REVOCABLE TRUST
5455 S NEWPORT CIR
GREENWOOD VLG CO 80111-1601

Old Mutual Large Cap Growth Fund: Class C

LIBERTY RIDGE CAPITAL INC	83.26%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

RAYMOND JAMES & ASSOC INC	8.51%
FBO CHASE SEP
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

LPL FINANCIAL SERVICES	5.94%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

69

Old Mutual Large Cap Growth Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Large Cap Growth Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Large Cap Growth Concentrated Fund: Class Z

CHARLES SCHWAB & CO INC	18.23%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	11.99%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Large Cap Growth Concentrated Fund: Advisor Class

LIBERTY RIDGE CAPITAL INC	58.97%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

FIRST CLEARING CORP CUST	21.22%
C/O DELAWARE CHAR GUAR & TR CO
FBO DIANE SLOCUMB 403 (B)(7)
105 LYMAN STREET
SHELBY NC 28152-9590

NATIONWIDE TRUST COMPANY FBO	17.80%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Old Mutual Large Cap Growth Concentrated Fund: Class A

JANNEY MONTGOMERY SCOTT LLC	27.90%
MURRY L PACKER IRA
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC	12.11%
DR MICHAEL C DI BELLA IRA

70

1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC	10.19%
A/C JULIE PIPPINS
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC	9.69%
JULIE PIPPINS IRA-ROLL
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC CUST	9.17%
FBO MARGUERITE F DI BELLA
REV TRUST DTD 01/05/00
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC	7.83%
MARGUERITE F DI BELLA IRA-ROL
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

JANNEY MONTGOMERY SCOTT LLC	7.35%
FREDDIE C BROWN IRA
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

Old Mutual Large Cap Growth Concentrated Fund: Class C

JANNEY MONTGOMERY SCOTT LLC	27.41%
ORLANDO JA IRA
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

FIRST CLEARING LLC	19.22%
LARRY D BROCK IRA
FCC AS CUSTODIAN
5809 FAIRFAX RD S
MOBILE AL 36608-2938

JANNEY MONTGOMERY SCOTT LLC CUST	8.98%
REBECCA A FOLEY IRA
1801 MARKET STREET
PHILADELPHIA PA 19103-1628

UBS FINANCIAL SERVICES INC. FBO	8.25%
MIXED BUSINESS INC.
MP PLAN #2
620 BROADWAY APT 6F
NEW YORK NY 10012-2625

71

Old Mutual Large Cap Growth Concentrated Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Large Cap Growth Concentrated Fund: Institutional

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Mid-Cap Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	29.85%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	27.05%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Mid-Cap Fund: Advisor Class

INVESTORS BANK & TRUST COMPANY CUST	45.57%
FBO VARIOUS RETIREMENT PLANS
4 MANHATTANVILLE RD
PURCHASE NY 10577-2139

GUARDIAN GROUP PENSION CUST	44.48%
FBO GUARDIAN INS & ANNUITY CO INC
1560 VALLEY CENTER PKWY STE 100
BETHLEHEM PA 18017-2289

NATIONWIDE TRUST COMPANY FBO	7.98%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

Old Mutual Mid-Cap Fund: Class A

LIBERTY RIDGE CAPITAL INC	49.30%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

PERSHING LLC	19.24%
P O BOX 2052
JERSEY CITY NJ 07303-2052

72

NFS LLC FEBO	13.13%
NFS/FMTC IRA
FBO MARLIN H GIVENS
17 LAFIYA DR
PALMYRA PA 17078-3637

UBS FINANCIAL SERVICES INC FBO	9.52%
UBS-FINSVC CDN FBO
MR MICHAEL BELDEN SEELEY
P O BOX 3321
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-8154

Old Mutual Mid-Cap Fund: Class C

RAYMOND JAMES & ASSOC INC	14.28%
FBO MCCORMICK IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS FINANCIAL SERVICES INC CUST	9.27%
FBO MAXIMINA BARRY
111 SHALER AVENUE
FAIRVIEW NJ 07022-2035

NFS LLC FEBO	9.13%
NFS/FMTC IRA
FBO ALICE M KEENAN
67 LONGVIEW DR
DALY CITY CA 94015-4717

NFS LLC FEBO	9.03%
NFS/FMTC SEP IRA
FBO RICHARD J GRIGSBY
102 MONTROSE CT
FOLSOM CA 95630-3316

SEI PRIVATE TRUST COMPANY CUST	6.34%
IRA R/O WALLACE L OWENS
125 PLANTERS DRIVE
GAFFNEY SC 29341-3541

NFS LLC FEBO	6.23%
NANCY J ANDERSON
PO BOX 241
SAN GERONIMO CA 94963-0241

NFS LLC FEBO	5.63%
NFS/FMTC ROLLOVER IRA
FBO JEANANN POPEJOY
PO BOX 154
MILLVILLE CA 96062-0154

73

Old Mutual Mid-Cap Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Mid-Cap Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Select Growth Fund: Class Z

CHARLES SCHWAB & CO INC	19.57%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	17.97%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Select Growth Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC	100%
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Select Growth Fund: Class A

SEI PRIVATE TRUST	100%
C/O 370
ONE FREEDOM VALLEY DR
OAKS PA 19456

Old Mutual Select Growth Fund: Class C

LIBERTY RIDGE CAPITAL INC	100%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

Old Mutual Select Growth Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

74

Old Mutual Select Growth Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Small Cap Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	32.71%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	17.14%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Small Cap Fund: Advisor Class

CITIGROUP GLOBAL MARKETS INC.	50.55%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

CITIGROUP GLOBAL MARKETS INC.	49.43%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

Old Mutual Small Cap Fund: Class A

LIBERTY RIDGE CAPITAL INC	45.66%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

NFS LLC FEBO	31.81%
DEBRA BURKE
16105 OLD WATERFORD RD
PO BOX 110
PAEONIAN SPGS VA 20129-0110

PERSHING LLC	16.29%
P O BOX 2052
JERSEY CITY NJ 07303-2052

FIRST CLEARING, LLC	6.25%
DERIC ELIS GANTAND
518 TRANQUIL SOUND DR
CARY NC 27519-6416

75

Old Mutual Small Cap Fund: Class C

NFS LLC CUST	40.69%
FBO WILLIAM N ALBRECHT ROTH IRA
8985 MOHAWK ST
LAS VEGAS NV 89139-7503

SCOTTRADE INC FBO	20.07%
BRYAN J ANGLEY
P O BOX 31759
ST LOUIS MO 63131-0759

FIRST CLEARING LLC	19.11%
JOHNNIE S HASTINGS IRA
101 OKAMATO ST
RALEIGH NC 27603-1987

JOHN D FAITEL TR	5.89%
U/A 10/26/2005
JOHN D FAITEL LIVING TRUST
21593 CASS ST
FARMINGTN HLS MI 48335-4707

A G EDWARDS & SONS CUST	5.62%
FBO MICHAEL L HUFF IRA
2019 SUNSET BLVD
SAN DIEGO CA 92103-1524

RAYMOND JAMES & ASSOC INC	5.43%
FBO CHASE SEP
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

Old Mutual Small Cap Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Small Cap Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Strategic Small Company Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	14.23%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

76

CHARLES SCHWAB & CO INC	12.97%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Strategic Small Company Fund: Advisor Class

GUARDIAN GROUP PENSION CUST	94.36%
FBO GUARDIAN INS & ANNUITY CO INC
1560 VALLEY CENTER PKWY STE 100
BETHLEHEM PA 18017-2289

Old Mutual Strategic Small Company Fund: Class A

WACHOVIA BANK FBO	89.30%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-0001

NFS LLC FEBO	9.58%
LETITIA Y ANTOSZ
PHYLLIS ANTOSZ
4805 VALLEY RISE
WHITE LAKE MI 48383-2156

Old Mutual Strategic Small Company Fund: Class C

LIBERTY RIDGE CAPITAL INC	78.18%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

H&R BLOCK FINANCIAL ADVISORS	16.64%
THE DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

JOHN D FAITEL TR	5.07%
U/A 10/26/2005
JOHN D FAITEL LIVING TRUST
21593 CASS ST
FARMINGTN HLS MI 48335-4707

Old Mutual Strategic Small Company Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

77

Old Mutual Strategic Small Company Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual TS&W Mid-Cap Value Fund: Class A	N/A

Old Mutual TS&W Mid-Cap Value Fund: Class C	N/A

Old Mutual TS&W Mid-Cap Value Fund: Institutional Class	N/A

Old Mutual TS&W Small Cap Value Fund: Class Z

CHARLES SCHWAB & CO INC	32.72%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

PATTERSON & CO	11.14%
FBO ALEX LEE PENSION PLAN
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-0001

Old Mutual TS&W Small Cap Value Fund: Class A

PERSHING LLC	54.59%
P O BOX 2052
JERSEY CITY NJ 07303-2052

CITIGROUP GLOBAL MARKETS INC.	7.42%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

FIRST CLEARING, LLC	7.02%
SUSAN M MCCOLLEY (IRA)
FCC AS CUSTODIAN
PO BOX 73
OKAY OK 74446-0073

LPL FINANCIAL SERVICES	6.73%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

LPL FINANCIAL SERVICES	5.28%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

Old Mutual TS&W Small Cap Value Fund: Class C

PERSHING LLC	75.49%
P O BOX 2052

78

JERSEY CITY NJ 07303-2052

Old Mutual Cash Reserves Fund: Class Z	N/A

Old Mutual Dwight Intermediate Fixed Income Fund: Class Z

OLD MUTUAL US HOLDINGS INC	79.97%
ATTN K ARMATA
200 CLARENDON ST 53RD FL
BOSTON MA 02116-5055

Old Mutual Dwight Intermediate Fixed Income Fund: Advisor Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Dwight Intermediate Fixed Income Fund: Class A

MERRILL LYNCH	91.38%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

OLD MUTUAL US HOLDINGS INC	8.61%
ATTN K ARMATA
200 CLAREDON ST 53RD FL
BOSTON MA 02116-5055

Old Mutual Dwight Intermediate Fixed Income Fund: Class C

OLD MUTUAL US HOLDINGS INC	54.61%
ATTN K ARMATA
200 CLARENDON ST 53RD FL
BOSTON MA 02116-5055

MERRILL LYNCH	25.46%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES	19.82%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

Old Mutual Dwight Intermediate Fixed Income Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Dwight Intermediate Fixed Income Fund: Institutional

OLD MUTUAL U.S. HOLDINGS INC	100%

79

FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Dwight Short Term Fixed Income Fund: Class Z

NATIONAL FINANCIAL SERVICES CORP	84.82%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	7.15%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Dwight Short Term Fixed Income Fund: Advisor Class

PERSHING LLC	42.65%
P O BOX 2052
JERSEY CITY NJ 07303-2052

NATIONAL FINANCIAL SERVICES CORP	17.18%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CITIGROUP GLOBAL MARKETS INC.	11.61%
333 WEST 34TH STREET - 3RD FLOOR
NEW YORK NY 10001-2402

SOUTHWEST SECURITIES INC FBO	6.01%
JAMES E KUDLA
SOUTHWEST SECURITIES INC
AS IRA ROLLOVER CUSTODIAN
PO BOX 509002
DALLAS TX 75250-9002

RAYMOND JAMES & ASSOC INC	5.06%
FBO LEDOUX IRA
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

Old Mutual Dwight Short Term Fixed Income Fund: Class A

LIBERTY RIDGE CAPITAL INC	91.19%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

80

Old Mutual Dwight Short Term Fixed Income Fund: Class C

LIBERTY RIDGE CAPITAL INC	99.82%
ATTN STEPHEN WELLMAN
1205 WESTLAKES DR STE 230
BERWYN PA 19312-2405

Old Mutual Dwight Short Term Fixed Income Fund: Class R

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Dwight Short Term Fixed Income Fund: Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100%
FBO OLD MUTUAL CAPITAL, INC.
4643 S ULSTER ST
DENVER CO 80237-2853

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor is authorized to select brokers and dealers to effect securities transactions for the Funds. The Advisor and Sub-Advisors will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Advisor and Sub-Advisors generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Advisor and Sub-Advisors seek to select brokers or dealers that offer the Funds best price and execution or other services that benefit the Fund. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor and Sub-Advisors may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services; and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Advisor and Sub-Advisors normally expect to select primary market makers. The Advisor and Sub-Advisors will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

For the fiscal year periods ended March 31, 2005, 2006, and 2007, the Funds paid the following in aggregate brokerage commissions on portfolio transactions.

Fund	Aggregate Brokerage Commissions Paid FYE 3/31
	2005	2006	2007
Analytic U.S. Long/Short Fund	$81,525	$50,556	$114,524
Barrow Hanley Value Fund	$528,994	$1,661,784	$343,302
Columbus Circle Technology and Communications Fund	$1,158,133	$810,580	$769,362
Emerging Growth Fund	$829,635	$931,440	$1,070,106

81

Focused Fund	$175,233	$74,912	$60,400
Growth Fund	$1,479,178	$1,342,902	$1,011,812
Heitman REIT Fund	$342,399	$338,468	$279,575
Large Cap Fund	$858,465	$334,338	$561,846
Large Cap Growth Fund	$213,097	$350,037	$235,015
Large Cap Growth Concentrated Fund	$267,826	$414,633	$355,764
Mid-Cap Fund	$2,189,398	$1,676,132	$1,674,576
Select Growth Fund	$844,130	$516,052	$531,820
Small Cap Fund	$550,717	$263,849	$168,359
Strategic Small Company Fund	$278,385	$261,922	$222,553
TS&W Mid-Cap Value Fund*	N/A	N/A	N/A
TS&W Small Cap Value Fund	$151,733	$136,499	$71,279
Cash Reserves Fund	$0	$0	$0
Dwight Intermediate Fixed Income Fund	$495	$94	$97
Dwight Short Term Fixed Income	$134,652	$0	$0

*	The Old Mutual TS&W Mid-Cap Value Fund’s inception date was June 4, 2007 and accordingly, the Fund did not pay brokerage fees during the time periods indicated in the table.

The Advisor and Sub-Advisors may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide. These research services may include advice, either directly or through publications or writings, relating to: (1) the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) analyses and reports concerning issuers, securities or industries; (3) information on economic factors and trends; (4) portfolio strategy; (5) computer software used in security analyses; and (6) portfolio performance evaluation and technical market analyses. Information so received by the Advisor and Sub-Advisors will be in addition to and not in lieu of the services required to be performed by the Advisor and Sub-Advisors under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Advisor or Sub-Advisor, a Fund or other accounts managed by the Advisor and Sub-Advisor will be benefited by supplemental research services, the Advisor or Sub-Advisors are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisors will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisors will find all of such services of value in advising the Funds.

For the fiscal year ended March 31, 2007, the Advisor and the Sub-Advisors, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers because of research services provided. The following table indicates the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

	Amount of Transactions to Brokers Providing Research	Related Commissions
Analytic U.S. Long/Short Fund	$0	$0
Barrow Hanley Value Fund	$3,993,057	$10,463
Columbus Circle Technology and Communications Fund	$7,335,573	$12,506
Emerging Growth Fund	$22,908,603	$53,927

82

Focused Fund	$5,295,986	$11,280
Growth Fund	$501,792,621	$183,475
Heitman REIT Fund	$38,724,756	$25,496
Large Cap Fund	$303,346,649	$77,319
Large Cap Growth Fund	$54,936,191	$118,195
Large Cap Growth Concentrated Fund	$40,349,892	$41,327
Mid-Cap Fund	$40,154,082	$176,509
Select Growth Fund	$72,449,755	$74,710
Small Cap Fund	$2,566,698	$10,775
Strategic Small Company Fund	$2,219,625	$44,208
TS&W Mid-Cap Value Fund*	N/A	N/A
TS&W Small Cap Value Fund	$10,635,542	$13,880
Cash Reserves Fund	$0	$0
Dwight Intermediate Fixed Income Fund	$0	$0
Dwight Short Term Fixed Income	$0	$0
*	The Old Mutual TS&W Mid-Cap Value Fund was effective June 4, 2007 and accordingly, did not pay brokerage fees during the time periods indicated in the table.

Information so received by the Advisor or Sub-Advisors will be in addition to and not in lieu of the services required to be performed by the Advisor or Sub-Advisors under the Agreements. If, in the judgment of the Advisor or Sub-Advisors, the Funds or other accounts managed by the Advisor or Sub-Advisors will be benefited by supplemental research services, the Advisor and Sub-Advisors are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisors will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisors will find all of such services of value in advising the Funds.

The Advisor or Sub-Advisors are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Advisor’s trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably.  The trade allocation policy and procedures also seek to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The SEC requires the Trust to provide certain information on the securities of the Funds’ regular brokers or dealers (or their parents) held by the Funds during their most recent fiscal year. The following table identifies those brokers or dealers and the value of the Funds’ aggregate holdings of the securities of each such issuer as of March 31, 2007.

	Broker/Dealer	Aggregate Value
Analytic U.S. Long/Short Fund	Goldman Sachs	$5,742,000
	JP Morgan Chase	$7,539,000
Barrow Hanley Value Fund	Merrill Lynch	$3,577,000
	Citigroup	$4,400,000
Emerging Growth Fund	GFI Group	$2,257,000
	Evercore Partners, Cl A	$263,000
Focused Fund	Morgan Stanley	$293,000

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Growth Fund	Blackrock	$3,630,000
	Greenhill	$1,680,000
	T Rowe Price Group	$4,481,000
	TD Ameritrade Holding	$2,439,000
Large Cap Fund	Morgan Stanley	$1,037,000
Large Cap Growth Fund	Franklin Resources	$882,000
	Goldman Sachs	$1,409,000
	Merrill Lynch	$646,000
	Morgan Stanley	$724,000
	T Rowe Price Group	$1,682,000
	Charles Schwab	$867,000
	UBS	$776,000
Large Cap Growth Concentrated Fund	Franklin Resources	$1,981,000
	Goldman Sachs	$2,407,000
	Morgan Stanley	$1,678,000
	T Rowe Price Group	$1,095,000
	Charles Schwab	$2,336,000
	UBS	$1,486,000
Mid-Cap Fund	Greenhill	$3,293,000
	optionsXpress Holdings	$2,874,000
Select Growth Fund	Goldman Sachs	$1,973,000
	SEI Investments	$1,476,000
Small Cap Fund	Ram Holdings	$139,000
	AllianceBernstein Holding	$348,000
Strategic Small Company Fund	Ram Holdings	$60,000
	AllianceBernstein Holding	$153,000
	GFI Group	$260,000
	Evercore Partners, Cl A	$32,000
Cash Reserves Fund	Barclays Bank	$500,000
	Lehman Brothers	$400,000
	Merrill Lynch	$698,000
	Morgan Stanley	$501,000
	Goldman Sachs	$500,000
	Wachovia	$350,000

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Advisor or Sub-Advisors may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s, or the Trust’s, expenses. The Trustees, including those who are not interested persons of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

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The Advisor and Sub-Advisors are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of a Fund’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Advisor or Sub-Advisor from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Old Mutual Capital has adopted, and the Board has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust, its investment advisor and its principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Board, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Board reviews and approves the codes of ethics of the Advisor, Sub-Advisors and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Advisor’s, Sub-Advisors’, and Distributor’s Codes of Ethics during the previous year.

PROXY VOTING

The Board has adopted Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this SAI as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds’ investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the Sub-Advisor(s) responsible for the management of such Fund. If a Sub-Advisor to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that Sub-Advisor will be required to follow the Trust’s Guidelines. Attached as Exhibit B to this SAI are the proxy voting policies for the Advisor and the Sub-Advisors.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

Voting Rights, Shareholder Liability and Trustee Liability

Each share held entitles a shareholder to one vote for each dollar of NAV of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval

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of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees. The Trust Agreement provides that the Trustees shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his or her death.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASE AND REDEMPTIONS OF SHARES

The Funds offer six classes of shares: Class A, Class C, Class R, Class Z, Advisor Class and Institutional Class. When purchasing Fund shares, you must specify which class is being purchased. Purchases and redemptions may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

CLASS A AND CLASS C SHARE PURCHASES

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

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The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Advisor may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Advisor, each of the sub-advisors and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds’ shares. Each Fund (except the Old Mutual Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:

EQUITY FUNDS. Class A shares of the Equity Funds are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge – Equity Funds
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price
Less than $100,000	5.75%	6.10%	5.00%
$100,000 but less than $250,000	4.50%	4.71%	3.75%
$250,000 but less than $500,000	3.25%	3.36%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

FIXED INCOME FUNDS. Class A shares of the Fixed Income Funds (other than the Old Mutual Cash Reserves Fund) are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor's Initial Sales Charge – Fixed Income Funds
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price
Less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%

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$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

The Old Mutual Cash Reserves Fund is not subject to an initial sales charge.

Large Purchases of Class A Shares

Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge. However, such purchases may be subject to a 1% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within one year after purchase, as described in the Funds’ prospectuses.

Class A Purchasers Eligible for Reductions of Initial Sales Charges

The prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors. The following information supplements descriptions in the prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced sales charges through letters of intent, rights of accumulation and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”). The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Advisor (“Old Mutual Funds”) (except for Class A shares of the Old Mutual Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Choosing a Share Class” in the Funds’ prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Fund’s transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

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To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds that you own. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made. In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

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If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may make the following payments to selected dealers of record for purchases of Class A shares (except purchases of Class A shares of the Old Mutual Cash Reserves Fund) totaling $1 million or more: 1.00% on amounts to $5 million; 0.50% on amounts over $5 million; and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the Securities Act of 1933.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares at the time of such sale. Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares. Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan. Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan. See the section of this SAI titled “The Distributor” for more information.

Purchases of Class C Shares

Class C shares of each Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net

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Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

Purchases In-Kind. In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Advisor is authorized, in its discretion, to effect purchase in-kind transactions for a Fund that meet certain conditions, which include, but are not limited to, the following:

•

Purchase in-kind transactions must not dilute the interests of a Fund or its existing shareholders and, accordingly, must be effected at a Fund’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Fund.

•

The Fund’s pricing agent shall value the securities tendered in the same manner in which the Fund’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

•	The securities tendered must be “eligible” securities. Eligible securities are securities that:
▪

meet the criteria for investment in the Fund by being, at a minimum, consistent with the Fund’s investment objective, strategy and restrictions, as set forth in the Fund’s prospectus and statement of additional information;

▪	are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and
▪	have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.
•	One or more portfolio managers disclosed in the Fund’s prospectus shall have approved the securities being tendered.
•	Securities contributed to a Fund must be acquired for investment purposes and not for resale.
•

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Fund.

The Advisor retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of a Fund or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Advisor with a list of the securities proposed to be delivered and the Advisor will inform the investor of the securities, if any, acceptable to the Fund. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Fund, along with the securities. Fund shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Fund has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of

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accepting purchases in-kind at any time. Investors interested in purchasing Fund shares using securities should contact the Advisor for more information.

REDEMPTIONS

Class A and C Shares

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds. Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s net asset value per share.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect Portfolio operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing Fund securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Fund at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

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The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCs Applicable to Redemption of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds (except the Old Mutual Cash Reserves Fund) that are redeemed within 12 months of the date of purchase. If you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC Exception for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•

where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;
•	on exchanges of shares of certain other Old Mutual Funds (see “Purchases and Redemptions of Shares – Exchange Privileges);
•

on redemptions of Class A shares of the Old Mutual Cash Reserves Fund acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;

•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Exchange Privileges); or

•	on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase. No contingent deferred sales charge will be imposed (i) on

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redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

The CDSC on Class C shares may be waived in certain circumstances, as described in the Funds’ prospectuses.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;
•	If you redeem shares acquired through reinvestment of dividends and distributions;
•	On increases in the NAV of your shares;
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Funds (see “Purchases and Redemptions of Shares – Reinstatement Privilege”);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
•

Upon the post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
•

on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

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CLASS R, CLASS Z, ADVISOR CLASS AND INSTITUTIONAL CLASS SHARES

Purchases of Class R Shares

Class R shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants. Class R shares generally are not available to retail or institutional non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Account, SEPs, Simple IRAs, or individual 403(b) plans. The Trust reserves the right to change the categories of investors eligible to purchase shares of each Fund.

Purchases of Institutional Class Shares

Institutional Class shares are available to the following categories of investors:

•	A bank, trust company, or other type of depository institution;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan;
•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

•	Other institutional clients who invest at least $2 million in a Fund.

You may purchase Class R, Advisor Class and Institutional Class shares of the Fund directly through DST Systems, Inc., the Trust’s Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell shares of the Funds. Such financial institutions may charge a fee for this service in addition to the Fund’s NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to

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retain adequate investment flexibility, the Advisor may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Advisor, each of the Sub-Advisors and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

MINIMUM INVESTMENTS

For Class A, Class C, Class Z and Advisor Class shares, the minimum investment is as follows:

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	no minimum	$50

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

Initial Purchases by Mail

An account may be opened for Class A and Class C shares by mailing a check or other negotiable bank draft payable to Old Mutual Advisor Funds II for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Advisor Funds II or a Fund, for initial or subsequent investments.

Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number. The Account Application must be received and accepted prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern Time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: name of Fund, your name, your social security number or tax ID number and your assigned account number.

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Initial Purchase by ACH

If you have made this election, Class A and Class C of each Fund may be purchased via ACH. Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

Additional Purchases by Phone (Telephone Purchases)

You may purchase additional shares of Class A and Class C by telephoning the Transfer Agent at 888-772-2888. The minimum telephone purchase is $1,000, and the maximum is five times the NAV of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

General Information Regarding Purchases

You may purchase shares of each Fund directly through the Trust’s transfer agent. A purchase order received by the Transfer Agent will be effective as of the day it is received if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

If you place your order through a broker-dealer or other financial institution, in order for your purchase order to be effective on the day you place your order, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the NAV per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that

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redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares. Collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV per share.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the NAV of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The Old Mutual Cash Reserves Fund does not charge a redemption/exchange fee. See the Prospectus for details of the redemption/exchange fee.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the

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Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

Redemptions by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Check Writing (Old Mutual Cash Reserves Fund Only)

Check writing service is offered free of charge to shareholders of Class Z shares of the Old Mutual Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 888-772-2888 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

GENERAL INVESTMENT POLICIES

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds be sent to a new address or an address that has been changed within the past 30 days. Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

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Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal Funds, you may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares. Please note that exchanges into the Old Mutual TS&W Small Cap Value Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. See the “General Policies” section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold. The minimum investment requirements, as stated above, also apply to exchanges.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares if, as the result of redemptions, the value of any account drops below $1,000. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of an account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size. The annual $12.00 fee does not apply Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.

INVESTMENT PLANS OFFERED BY THE TRUST

Shareholder Inquiries and Services Offered

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 888-772-2888. Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust’s Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

Systematic Investment Plan. The SIP is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The SIP enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating NAVs through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund’s NAV is relatively low and fewer shares being purchased when a Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a SIP may open an account with a minimum balance of $500. Through the SIP, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your

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designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Tax-Sheltered Retirement Arrangements

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed “Keogh” plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

1.            Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) “rolling-over” to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005 through 2007) of your earned income in any of the Funds and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

2.            Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

SIMPLE IRA or SIMPLE 401(k). An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. “SIMPLE” stands for “Savings Incentive Match Plan for Employees.”

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SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

457 Plans. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

1.            Coverdell Education Savings Accounts (ESAS) (formerly known as Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2.            Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3.            Custodial and Fiduciary Accounts. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 888-772-2888. Retirement investors may, however, wish to consult with their own tax counsel or advisor.

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DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than the Old Mutual Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. NAV per share is determined daily, normally as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on each Business Day. Each Fund (other than the Old Mutual Cash Reserves Fund) that reaches a certain asset size, will have its NAV per share listed under Old Mutual Advisor Funds II in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

The NAV per share of the Old Mutual Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Old Mutual Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Old Mutual Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Old Mutual Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company

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utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Old Mutual Cash Reserves Fund and the maintenance of the Fund’s NAV at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are “eligible securities” which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (“first tier security”), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (“second tier security”). The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Board. The Board must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund’s assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund’s total assets or $1 million. The regulations also require the Board to establish procedures which are reasonably designed to stabilize the NAV per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund’s procedures include the determination of the extent of deviation, if any, of the Fund’s current NAV per unit calculated using available market quotations from the Fund’s amortized cost price per share at such intervals as the Board deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board is required to consider promptly what action, if any, should be initiated. If the Board believes that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board is required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Board has the authority to reduce pro rata the number of shares of that Fund in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

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The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other Funds. Each Fund intends to continue to qualify as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund’s business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the “Income Requirement”); (ii) at the close of each quarter of the Fund’s taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (B) no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the “Asset Diversification Test”).

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not “directly related” to a Fund’s principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to

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the extent of that Fund’s current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund’s gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Advisor or sub-advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company’s income be derived directly from interest that is exempt from state

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tax. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

Withholding

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Tax Treatment of In-Kind Purchases. If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will generally be treated as having acquired the securities by purchase from the investor. The Fund's tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Fund’s holding period in the securities will begin on that date. Unless otherwise exempt, an investor will generally be subject to tax on making a purchase-in-kind.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

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Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last Business Day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under section 1259 of the Code if a Fund holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

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State Taxes

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Shareholders

Dividends from a Fund’s investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as “short-term capital gain dividends” or as “interest-related dividends” for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund’s taxable year is equal to the excess (if any) of the Fund’s net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of “qualified interest income” of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund’s U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund’s investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. For this purpose, effective for taxable years of the Old Mutual Heitman REIT Fund beginning after December 31, 2004 and before January 1, 2008, the portion (if any) of a capital gain dividend or short-term capital gain dividend received by a foreign shareholder that is attributable to gain from the sale or exchange of an interest in a REIT in which foreign persons have, at any time during the five-year period ending on the date of the sale or exchange, held 50% or more of the total value of the REIT’s stock will be treated as income effectively connected with a U.S. trade or business and will be subject to income. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the decedent’s death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund’s assets that constituted qualifying assets at the end of each quarter of its taxable year.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 31, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Old Mutual Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30 day period over one year and is shown as a percentage of the investment.

The performance shown for the Advisor Class of each Fund (other than the Old Mutual Growth Fund) is based on hypothetical performance using the actual performance and expenses of the Class Z, for the periods prior to the inception of the Advisor Class, adjusted to reflect the additional 0.25% service fee payable by the Advisor Class. The Funds’ Advisor Class shares and Class Z shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore, the performance of the two share classes will differ only to the extent they have different expenses.

FINANCIAL STATEMENTS

PricewaterhouseCoopers, LLP located at 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers, LLP provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2007 and the report of the independent registered public accounting firm for that year are included in the Trust’s Annual Report to Shareholders dated March 31, 2007. The Annual Report is incorporated herein by reference and made part of this SAI.

The financial statements in the Trust’s Annual Report noted above for each Fund have been audited by PricewaterhouseCoopers, LLP and are incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

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CREDIT RATINGS

Moody’s Investors Service, Inc.

Preferred Stock Ratings

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa through “bb.” The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Debt Ratings – Taxable Debt & Deposits Globally

Aaa

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)

(This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

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Note:

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System – Taxable Debt & Deposits Globally

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

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•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

115

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD,DD,D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

116

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F’. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBITS

117

EXHIBIT A

OLD MUTUAL ADVISOR FUNDS II

OLD MUTUAL INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund (collectively, “the Trust”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). The Trust recognizes that proxies have an economic value and in voting proxies, the Trust seeks to maximize the value of our investments and our shareholders’ assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio’s investment advisor is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment advisor or sub-advisor that manages a fund of the Trust that invests in voting securities. If an investment advisor to a fund of the Trust who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that advisor will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds’ assets.

The Trust’s Guidelines as they relate to certain common proxy proposals are summarized below along with the Trust’s usual voting practice. As previously noted, an advisor or sub-advisor to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o

We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

EXH-A-1

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o	We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o

We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

o	We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o

We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

o

We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

o	We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

o	We will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

EXH-A-2

o

We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o

We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

o	We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o

We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

EXH-A-3

o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o

We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o

We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Trust and its shareholders.

EXH-A-4

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the advisor or sub-advisor will be responsible for voting proxies related to securities held in the Trust, the Trusts themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each advisor and sub-advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust and its shareholders and is not influenced by any conflicts of interest that the advisor or sub-advisor may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

o

Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. the Trust website, SEC web site, and toll free phone number).

o	Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

o

Disclosure in shareholder reports and in the SAI that information regarding how Old Mutual voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

The Trust’s administrator, advisor, and sub-advisors will be responsible for maintaining all appropriate records related to the voting of proxies held in the Trust as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all advisors and sub-advisors to the Trust will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: August 2005

EXH-A-5

EXHIBIT B

OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisors, such sub-advisors are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-advisors; and
•	Acting as a resource for sub-advisors on proxy matters, when requested.

The Committee reviews each sub-advisor’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisors in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisors are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Procedures

Sub-Advisor Proxy Voting Reports

Each sub-advisor is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-advisor also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material onflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

EXH-A-1

•	These policy and procedures, and any amendments thereto;
•	Various reports prepared according to the above procedures; and
•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-advisor will maintain the records required to be maintained under the federal securities laws.

EXH-D-2

ANALYTIC INVESTORS, INC.

PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY OVERSIGHT COMMITTEE

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the “Proxy Service”).

PROXY VOTING SERVICE

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic Investors’ Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors’ Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors’ Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

EXH-D-3

VOTING GUIDELINES

Analytic Investors has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors’ Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

Analytic Investors’ proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

Records of votes cast on behalf of clients

Records of written client requests for voting information

Records of written responses from Analytic Investors to both written and verbal client requests

Any other documents prepared that were material to Analytic Investors’ decision to vote a proxy or that memorialized the basis for the decision.

EXH-D-4

ASHFIELD CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

ASHFIELD & CO., INC. votes proxies for its ERISA clients, unless the Trustees of the plan expressly reserve voting rights in a written document. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. Therefore we have adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Chief Compliance Officer, Chief Executive Officer or Chief Investment Officer.

i.	Policy

It is our policy to vote all proxies for which we have voting authority in the best interest of our clients. Ashfield & Co., Inc. will not be obligated to vote, may refrain from voting and will not be required to direct the client’s agent to vote proxies on behalf of the client, unless otherwise agreed to in writing. Ashfield & Co., Inc. acknowledges its role as a fiduciary with regard to all managed ERISA accounts and will vote proxies for those accounts the Department of Labor has defined as ERISA accounts, unless the Trustees of the plan expressly reserve voting rights in a written document. In making proxy decisions, our guiding principle is to act solely in the interests of the plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. We will consider those factors that would affect the value of the plan’s investment and consequently the interests derived from such investments to the plan participants. In addition to the ERISA accounts, we currently have agreements to vote proxies with our Managed Account Programs (WRAP) and clients whose written investment guidelines require it. In all other cases, the client shall retain proxy-voting authority. After careful review and consideration, Ashfield & Co., Inc. has adopted Institutional Shareholder Services (ISS) Proxy Voting Guidelines as our own. The outsourcing of this process allows us to take advantage of the extensive research ISS performs on all companies for which it votes proxies in an effort to provide the greatest economic benefit to the client. A comprehensive Summary of those Guidelines is attached to this document as Exhibit A. Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Cost of voting and reporting on these special policies will be at the expense of the client.

EXH-D-5

What are Potential Conflicts of Interest?

The portfolio managers and management of Ashfield & Co., Inc. have not identified any immediate conflicts of interest with regard to voting client proxies. However, we have determined that a material conflict of interest could potentially occur in voting proxies in the following instances:

1.

When a client is on the executive committee or on the Board of Directors of a firm we invest in and their interests were adverse to the interests of the plan or participants or beneficiaries of the plan.

2.

When an employee of the firm has a personal interest in the outcome of a particular matter for which a proxy vote is being solicited (i.e., the employee had a relative on the Board of Directors of a particular company that a proxy vote is being solicited.)

3.	When an employee of the firm has a personal or business relationship with corporate directors or candidates for corporate directors of a company a proxy vote is being solicited.

How Material Conflicts of Interest Would Be Resolved:

In the unlikely event that a potential material conflict of interest should arise, Ashfield & Co., Inc. will attempt to resolve it in one of the following ways

1.	Vote the proxy based on our pre-determined policy and document why it is in the client’s best economic interest to vote according to our established policy.
2.

Abstain from voting proxies if we feel a conflict of interest would occur and allow the client/trustee to vote or select a third party to vote the proxy. In these instances, the conflict of interest will be documented and records maintained.

3.	Disclose the conflict to the client and obtain their consent prior to voting the document why the client’s best economic interests are maintained.

How to Request a Copy of or Policy and Procedures:

A copy of the Ashfield & Co., Inc. Proxy Policies and Procedures is available upon request by contacting our Compliance Officer at 415 391-4747. Individual client voting records for clients that we have voting authority are available upon request by contacting our Director of Client Services at 415 391-4747 or by mail at Ashfield & Co., Inc. 750 Battery Street, Suite 600, San Francisco, CA 94111.

Ashfield & Co., Inc.’s Proxy Voting Procedures

We have retained Institutional Shareholder Services, Inc. (ISS) as our Proxy Service Provider for all securities held in accounts that we have a fiduciary obligation to vote as described above. As our Proxy Service Provider, ISS shall be responsible for executing all proxy vote instructions according to our adopted Proxy Voting Guidelines as well as maintaining the records of votes cast.

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Procedures:

The following steps are taken to track proxy voting:

1.

Ashfield & Co., Inc. provides ISS with a weekly electronic position file in order for ISS to reconcile ERISA account positions held with upcoming meetings. Portfolio holdings will match the record date and the corresponding proxies it receives.

•

Portfolio Administrators identify new accounts that may fall under ERISA Proxy Voting Guidelines and review closed ERISA accounts for which Ashfield & Co., Inc. no longer has discretion to vote such shares.

3.

When a new account is opened with proxy voting authority, a Portfolio Administrator will immediately advise the custodian that Ashfield & Co., Inc. will act as fiduciary on the account and all proxies should be delivered directly to ISS for vote processing.

4.

ISS maintains a record of portfolio securities as of the record date for each portfolio company’s meeting. A record is kept relating to the actual votes for each specific account voted which includes: the company and meeting; the number of shares voted on; the issues voted upon and how they were voted. Ashfield’s Director of Client Services reviews the vote record daily via http://votex.issproxy.com to monitor all proxy activity. Vote summary reports can be generated at any time via this web site or requested from ISS.

5.	On a quarterly basis, the Director of Client Services will forward a record of the proxies voted to the Chief Investment Officer for review.

6.

In the unlikely event of a potential material conflict of interest or for a special issue, Ashfield & Co., Inc. has the right to overwrite any vote recommended or cast by ISS. The Proxy Committee will investigate all material conflicts of interest, evaluate the situation and propose a resolution.

Ashfield & Co., Inc. Proxy Committee Members:

J. Stephen Thornborrow, Principal and Chief Investment Officer, sthornborrow@ashfield.com - responsible for supervision of policy and review of any non-standard, unique or extraordinary proxy proposals in order to determine how proxy will be voted.

Susan S. Baer, Chief Financial and Administrative Officer, sbaer@ashfield.com - responsible for maintenance of policy and procedures and identifying potential conflicts of interests.

Ellin A. Purdom, Director of Client Services, epurdom@ashfield.com - responsible for administration of policy and maintaining the required books and records in accordance with established policy and procedures.

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What Types of Accounts are Covered by ERISA?

Typically an employee benefit plan is covered by ERISA unless it is (1) an individual retirement account or annuity established by an individual employee to which his/her employer does not contribute; (2) a plan which covers only the sole owner of a business (incorporated or unincorporated) and/or his/her spouse; (3) a partnership pension plan which covers only partners and their spouses; or (4) a governmental plan. ERISA accounts include those established by pension plans, profit sharing and 401 (K) plans and their trusts.

i) EXHIBIT A

Summary of Guidelines

ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

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(2)      Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

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Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

a)	Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board
•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

b)	Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

c)	Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.	Proxy Contests

d)	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

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e)     Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

(3)      Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

a)	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b)	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

(4)      Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders' position
•	Terms of the offer
•	Financial issues
•	Management's efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

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6.       State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

a)	Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

b)	Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

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State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.	Capital Structure

a)	Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

b)	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

(5)      Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.	Executives and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a

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percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

(6)      Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

EXH-D-19

(7)      Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXH-D-20

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

a)	Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

b)	Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

9.	Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

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b.        Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote Case-By-Case on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternately to provide interim labeling and eventually eliminate GMOS’s, taking into account.

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs
•	Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

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Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

c.

d.

e.	Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

f.	Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

EXH-D-23

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

(ii)

(iii)	Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

(2)

(3)	ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

a.	CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

b.	Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

c.	Global Warming

EXH-D-24

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

(3)	GENERAL CORPORATE ISSUES

a.	Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure

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•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

b.

c.	Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

d.	LABOR STANDARDS AND HUMAN RIGHTS

e.	China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

f.	Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved

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•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

g.	MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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h.	MILITARY BUSINESS

i.	Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

j	Landmines and Cluster Bombs

sVote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

i.

ii.

iii.

iv.	WORKPLACE DIVERSITY

k.	Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

EXH-D-28

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

l.	Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

EXH-D-29

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.	Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications
•	Attendance at board and committee meetings.

Votes should be withheld from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

a)	Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals.

b)

c)	Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

EXH-D-30

d)                Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

e)	Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

f)	Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

(4)      1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund's target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

(5)      Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

a)	Name Change Proposals

EXH-D-31

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

(6)      Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

a)	Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

b)	Change the Fund’s Domicile

EXH-D-32

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without

Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

c)

d)	Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

e)	Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations

The performance of other funds under the advisor’s management.

EXH-D-33

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable ASHFIELD & CO., INC. to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

ASHFIELD & CO., INC. shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Service who will obtain proxy voting information from client agreements.

As part of the account opening procedure, Portfolio Administrators and Managed Account Specialists will inform the Director of Client Service that ASHFIELD & CO., INC. will vote proxies for the new client.

2.	ASHFIELD & CO., INC. shall work with the client to ensure that ASHFIELD & CO., INC.’s designee, ISS, receives proxy voting materials from companies or intermediaries.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to ASHFIELD & CO., INC.

3.

The Chief Executive Officer and Assistant Portfolio Manager will reasonably try to assess any material conflicts between ASHFIELD & CO., INC.’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

4.

So long as there are no material conflicts of interest identified, ASHFIELD & CO., INC. will vote proxies according to the policy set forth above. ASHFIELD & CO., INC. may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

5.

ASHFIELD & CO., INC. is not required to vote every client proxy and such should not necessarily be construed as a violation of ASHFIELD & CO., INC.’s fiduciary obligations. ASHFIELD & CO., INC. shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

6.

The Chief Compliance Officer shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ASHFIELD & CO., INC. believes it may be in its clients’ best interest for ASHFIELD & CO., INC. not to vote a particular proxy. The Chief Compliance Officer shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by ASHFIELD & CO., INC.

7.

If the Chief Investment Officer or Director of Client Service detect a conflict of interest, ASHFIELD & CO., INC. will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which

EXH-D-34

ASHFIELD & CO., INC. should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ASHFIELD & CO., INC.

8.

The Compliance Officer will report any attempts by ASHFIELD & CO., INC.’s personnel to influence the voting of client proxies in a manner that is inconsistent with ASHFIELD & CO., INC.’s Policy. Such report shall be made to ASHFIELD & CO., INC.’s CEO, or if the CEO is the person attempting to influence the voting, then to ASHFIELD & CO., INC.’s outside counsel.

9.	All proxy votes will be recorded and the following information will be maintained:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

4.	The shareholder meeting date;

5.	The number of shares ASHFIELD & CO., INC. is voting on firm-wide;

6.	A brief identification of the matter voted on;

7.	Whether the matter was proposed by the issuer or by a security holder;

8.	Whether or not ASHFIELD & CO., INC. cast its vote on the matter;

9.	How ASHFIELD & CO., INC. cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10.	Whether ASHFIELD & CO., INC. cast its vote with or against management; and

11.	Whether any client requested an alternative vote of its proxy.

In the event that ASHFIELD & CO., INC. votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires ASHFIELD & CO., INC. to vote a certain way on an issue, while ASHFIELD & CO., INC. deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

EXH-D-35

Conflicts of Interest

Although ASHFIELD & CO., INC. has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪

Conflict: ASHFIELD & CO., INC. retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ASHFIELD & CO., INC.’s client portfolios. For example, ASHFIELD & CO., INC. may be retained to manage ASHFIELD & CO., INC.’s pension fund. ASHFIELD & CO., INC. is a public company and ASHFIELD & CO., INC. client accounts hold shares of ASHFIELD & CO., INC.. This type of relationship may influence ASHFIELD & CO., INC. to vote with management on proxies to gain favor with management. Such favor may influence ASHFIELD & CO., INC.’s decision to continue its advisory relationship with ASHFIELD & CO., INC..

▪

Conflict: ASHFIELD & CO., INC. retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ASHFIELD & CO., INC.’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: ASHFIELD & CO., INC.’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an ASHFIELD & CO., INC. employee may be a high-level executive of an issuer that is held in ASHFIELD & CO., INC.’s client portfolios. The spouse could attempt to influence ASHFIELD & CO., INC. to vote in favor of management.

▪

Conflict: ASHFIELD & CO., INC. or an employee(s) personally owns a significant number of an issuer’s securities that are also held in ASHFIELD & CO., INC.’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence ASHFIELD & CO., INC. to vote proxies in contradiction to the policy.

▪

Conflict: ASHFIELD & CO., INC. or its affiliate has a financial interest in the outcome of a vote, such as when ASHFIELD & CO., INC. receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under

Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

ASHFIELD & CO., INC. realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Chief Executive Officer and/or Assistant Portfolio Manager of any material conflict that may impair ASHFIELD & CO., INC.’s ability to vote proxies in an objective manner. Upon such notification, the Chief Executive Officer will notify its legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within ASHFIELD & CO., INC. to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Executive Officer. The Chief Executive Officer should then report the attempt to legal counsel.

EXH-D-36

The Chief Executive Officer should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of ASHFIELD & CO., INC.’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). (NAME) will use the form included as Attachment A to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

ASHFIELD & CO., INC. must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. (NAME) will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including e-mail) or oral, received by any employee of ASHFIELD & CO., INC., must be promptly reported to the Chief Executive Officer and/or Assistant Portfolio Manager. All written requests must be retained in the permanent file.

▪

The Chief Executive Officer or Assistant Portfolio Manager will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Executive Officer and/or Assistant Portfolio Manager will distribute to any client requesting proxy voting information the complete proxy voting record of ASHFIELD & CO., INC. for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Advisor ASHFIELD & CO., INC. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

_________________________

1               For clients who have provided ASHFIELD & CO., INC. with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how ASHFIELD & CO., INC. voted clients not providing direction.

EXH-D-37

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

▪	Proxy Voting Policy and Procedures.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: ASHFIELD & CO., INC. is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	ASHFIELD & CO., INC. Proxy Voting Record.

▪	Documents prepared or created by ASHFIELD & CO., INC. that were material to making a decision on how to vote, or that memorialized the basis for the decision.
▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	ASHFIELD & CO., INC. will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is ASHFIELD & CO., INC.’s policy to not reveal or disclose to any client how ASHFIELD & CO., INC. may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ASHFIELD & CO., INC. will never disclose such information to unrelated third parties.

The Chief Executive Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Executive Officer shall handle all responses to such solicitations.

EXH-D-38

Attachment A

ASHFIELD & CO., INC.

Report of Proxy Voting Conflicts

To:	[Legal Counsel]

From:	Mr. (NAME)

Date:	<DATE>

Re:	Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:	_____________________________

Date:	_____________________________

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Barrow, Hanley, Mewhinney & Strauss

Proxy Voting

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and beginning January 1, 2007, BHMS will use ISS policy recommendations. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to insure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates ISS policies. Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to ISS.
•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.
•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
•	ISS verifies that every vote is received, voted and recorded.
•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
•	BHMS scans all voting records and saves digital copies to the network which is backed up daily.
•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.

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•

BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.
•	The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

➢	These policies and procedures and any amendments;
➢	A record of each vote cast;
➢	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
➢	A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

EXH-D-41

Columbus Circle Investors

PROXY VOTING POLICY

2006

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e.,

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company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.            When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	"Normal" elections of directors

•	Approval of auditors/CPA

•	Directors' liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

2.            When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

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•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3.            When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

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•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.            When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

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•	Separation of chairman and chief executive posts

2.            When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•

Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•

Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

•	Restrictions banning future stock option grants to executives except in extreme cases

3.	Additional shareholder proposals require case-by-case analysis
•

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

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Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

EXH-D-47

Copper Rock Capital Partners, LLC

Proxy Voting Policy

(as of December 2006)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Institutional Shareholder Services (ISS) to research and vote proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner. Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS’s independent, objective analysis of leading corporate governance practices and the support

EXH-D-48

of long-term shareholder value. Copper Rock may change its policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator. The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by ISS’s research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS’s Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis. Copper Rock will make votes available to all separately managed

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accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how ISS/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140. The report will be provided free of charge.

EXH-D-50

DWIGHT ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY AND PROCEDURES

Dwight Asset Management Company (“Dwight”) is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act (“ERISA”) with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

Dwight has established a Proxy Oversight Committee (the “Committee”), consisting of the Chief Investment Officer, Head of Credit and the Chief Compliance Officer. The Committee is primarily responsible for:

•	Approving Dwight’s Proxy Voting Policy and Procedure.
•	Reviewing proxy voting requests and determining the appropriate response.
•	Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
•	Reporting to the Investment and Risk Management Committee on a periodic basis.

The Committee has also authorized the Chief Compliance Officer or his or her designee to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client’s custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instructions conflict with what is contained in this Policy, the client’s written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight’s general proxy voting policy is described below along with Dwight’s intended voting practices.

1.

General: It is Dwight’s policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

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2.

Management Proposals: In general, it is Dwight’s intention to vote on proposals introduced by company management in accordance with management’s recommendations on the following types of management proposals:

•	Election of Directors
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Corporate Structure and Shareholder Rights

3.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4.

Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight’s vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

Occasions may arise during the voting process in which a client’s financial interests conflict with Dwight’s interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company’s pension fund. If Dwight is aware of a conflict of interest, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Dwight has charged its Chief Compliance Officer or his or her designee with responsibility for acting as liaison with clients’ custodian banks and assisting in the coordination and voting of proxies. After the Chief Compliance Officer or designee is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Chief Compliance Officer or designee is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years from the end of the fiscal year during which the record was created in an easily accessible place, the first two years in its office:

•	Dwight’s proxy voting policies and procedures, and any amendments thereto;
•	Proxy statements received regarding client securities;
•	Records of votes cast on behalf of clients;
•	Records of written client requests for voting information;

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•	Records of written responses from Dwight to both written and verbal client requests; and
•	Any other documents prepared that were material to Dwight’s decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Chris Bolton, Compliance Officer, at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 862-4170.

August 2003

As amended December 2005

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND PROCEDURES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.	Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.

Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

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B.

Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.

Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.

Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.

Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.

Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.

Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E.

Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.

Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.

Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

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Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.

Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.

Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F.

Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40—S65)

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Examples of proposals in this category include:
1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
	a.	Animal Testing.
	b.	Animal Experimentation.
	c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
	a.	CERES Principles.
	b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
	a.	MacBride Principles.
14.	Nuclear Power.
	a.	Nuclear Waste.
	b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
	a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII.	Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the

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recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

➢	Copy of each proxy statement received.
➢	Record of each vote cast.
➢	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
➢	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
➢	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

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HEITMAN REAL ESTATE SECURITIES, LLC

PROXY VOTING POLICY AND PROCEDURES

Heitman Real Estate Securities LLC (“Heitman”) provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services (“ISS”). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

Heitman’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against

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Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of Heitman’s Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman’s proxy voting policy is as follows:

(a)

Heitman’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)	Heitman’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

(c)

In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

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(d)

The Heitman portfolio manager will return the Proxy Analysis Report to Heitman’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)	With respect to any proxy, Heitman’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman’s Proxy Committee.

(f)

Heitman’s Proxy Committee may confirm or overturn any recommendations by Heitman’s portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

(g)

In all instances where a Proxy Vote Exception Report has been generated, Heitman’s Compliance Officer or another member of Heitman’s Proxy Committee will inform Heitman’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)

Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)	In all other cases, Heitman’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)

The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman’s office:

o	These policies and procedures, and any amendments thereto;

o	Each proxy statement (maintained on the ISS website);

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o	Record of each vote cast and each abstention (maintained on the ISS website);

o	Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

o	Any other reports or memorializations prepared according to the above procedures; and

o	Each written client request for information and a copy of any written response by Heitman to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman’s Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

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Liberty Ridge Capital, Inc.

Proxy Voting Policy and Procedures

Introduction

Liberty Ridge Capital, Inc. (“LRC”) recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients’ assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and Procedures and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instruction conflict with what is contained in this Policy and Procedures, the client’s written guidelines or instructions will prevail.

Proxy Oversight Committee

LRC has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees:

Chief Investment Officer (CEO, CIO, PM/Analyst)

Chief Compliance Officer (President, COO)

Portfolio Manager (VP)

Trader (VP)

The Committee is primarily responsible for:

•	Approving LRC’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing reports of proxy votes cast;
•	Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third-party proxy research provider;
•	Seeking to identify and properly address material conflicts of interest that may arise ;
•	Acting as a resource for investment personnel on proxy matters when needed.

Proxy Voting Service

The Committee has authorized the appointment of an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on behalf of LRC. The independent third party will execute and maintain appropriate records related to the proxy voting process, and LRC will have access to those records. LRC will maintain records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

LRC has reviewed the independent third party’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached to this policy.

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Conflict of Interest Identification and Resolution

LRC seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations that are consistent with relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third-party vendor will periodically provide a list of its clients to LRC, and LRC will compare the client list to meetings voted to identify situations where the independent third party provided recommendations relating to one of its clients. These situations will be summarized and provided to the Committee so that LRC is aware of such situations, and may address any identified conflicts.

While it is generally expected that most proxies will be voted consistent with the research provider’s recommendation, there may be instances where a member of the investment team believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an “Override” and all such overrides must be described on the Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee. In approving any such Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, LRC has developed a Proxy Vote Watch List (the “Watch List”). The Watch List, which is maintained by the CCO, summarizes public companies with whom LRC may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

•	Public companies with whom LRC has a current or prospective material business relationship;
•	Public companies for whom LRC directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a LRC employee, or spouse of a LRC employee, is a senior officer, director or has a material business relationship;
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

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Duty of Employees

Employees are required to report to the CCO any improper influence regarding proxy voting.

Disclosure to Clients

Liberty Ridge’s Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc. will provide clients a copy of the complete Policy. LRC will also provide to clients, upon request, information on how their securities were voted. Upon a client’s request, LRC will provide a report of any identified proxy voting conflict and how each conflict was resolved.

Proxy Voting Operational Procedures

Reconciliation Process

LRC and the custodian each provide holdings to the independent third party on a daily basis. Proxy materials are sent to the independent third party, who verifies that materials for future shareholder meetings are received for each record date position. The independent third party researches and resolves situations where expected proxy materials have not been received. The independent third party will also notify LRC of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through a third-party vendor’s automated system or when a custodian bank notifies the independent third party of its existence. As a general rule, LRC votes all U.S. and non-U.S. proxies to which LRC is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, LRC may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if LRC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” LRC generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which LRC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Oversight Procedures

1.	LRC prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.

LRC prepares a summary of meetings voted where the company is also included on the list of the third-party vendor’s clients. This summary is reviewed by the Committee on a periodic basis to determine whether potential for conflicts may exist.

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3.

LRC also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period. The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast ;
o	Documentation, if any, created by LRC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by LRC to a client’s written or oral request for information.

Adopted: as of February 2006

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Munder Capital Management

Munder has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Procedures”) and has established a “Proxy Committee” as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with Munder’s Proxy Procedures. The Proxy Committee meets as needed to administer Munder’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of advisory clients.

Munder generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where Munder does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where Munder does separately review ISS’s recommendation, Munder may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of advisory clients.

Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

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From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of advisory clients and to identify any actual or potential conflicts between the interests of Munder and those of the client. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.
(ii)

Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)

Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them.

However, to the extent Munder receives instructions of any client, Munder will vote such client’s shares in accordance with its instructions. If no instructions are received or approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS’s recommendation.

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THOMPSON, SIEGEL & WALMSLEY LLC

PROXY VOTING POLICY AND PROCEDURES

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

•	Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

•

Occasionally, TS&W may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

•

Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use ProxyEdge, an electronic proxy voting system. Through ProxyEdge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through ProxyEdge, we will make a best efforts attempt to receive ballots from the clients’ custodian and follow the same procedures and processes as stated above. Records are kept electronically and ballots are voted manually via electronic means @www.proxyvote.com. TS&W also utilizes proxy proposal research and voting recommendations through Egan-Jones Proxy Services.

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Upon timely receipt of proxy materials from the client’s Custodian or through ProxyEdge:

•	The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

•

A Research Associate will receive proxy proposal research and voting recommendations from Egan-Jones Proxy Services and reviews all proposals, vote routine issues and will consult with TS&W’s Investment Policy Committee or products managers on non-routine issues.

•

The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

•	All proxies will be voted solely in the interest of clients.

•	TSW generally abstains from voting shares if they are sold between record and meeting dates.

•	TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

•	All tender offers are reviewed and treated in a similar manner.

Proxy Voting Records & Reports

•

The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

•

Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

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TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of

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shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

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Andrew Mark, Director of Operations
and Technology Administration
C/O Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:	July 1, 2003
Last revised:	July 15, 2005

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Wellington Management Company, llp

Global Proxy Policies and Procedures

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

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Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

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Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•     Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•     Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•     Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

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Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

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Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

EXH-B-78

Wellington Management Company, llp

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

	• Election of Directors:	Case-by-Case

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

	• Election of Directors:	Case-by-Case

	• Classify Board of Directors:	Against

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We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP):	Against

• Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP):	Against

• Require Board Independence:	For

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a Lead Director:	For

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

• Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

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Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• Exchange Underwater Options:	Case-by-Case

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Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors:	Case-by-Case

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• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

- We generally support plans that include:
- Shareholder approval requirement
- Sunset provision
- Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision:	For

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• Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent:	Against

Capital Structure

• Increase Authorized Common Stock:	Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	For

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP):	Case-by-Case
Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

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• Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: April 1, 2007

EXH-B-85

INTERNATIONAL SHAREHOLDER SERVICES, INC.

PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The International Shareholder Services, Inc. (“ISS”) Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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2.	BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

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CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board

EXH-B-88

•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.	PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

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CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5.	MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

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•	Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

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•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spin-off
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.	STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

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FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.	CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

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Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to

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avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

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STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
•	Vote AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

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INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits
9.	SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and

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•	There are no serious controversies surrounding the company’s treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs o Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

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•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

•	Whether the company complies with all local ordinances and regulations

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•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

•	The percentage of the company’s business affected
•	The feasibility of a spin-off
•	Potential future liabilities related to the company’s tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

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•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

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RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

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•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

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•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

EXH-B-108

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

EXH-B-109

GLASS CEILING

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.	MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications
•	Attendance at board and committee meetings.
•	Votes should be withheld from directors who:
•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one

EXH-B-110

meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

EXH-B-111

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

EXH-B-112

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

CHANGE IN FUND’S SUBCLASSIFICATION

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

EXH-B-113

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND’S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

EXH-B-114

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations
•	The performance of other funds under the advisor’s management.

EXH-B-115

EXHIBIT C

PENDING LITIGATION

The Trust’s prospectuses describe multiple lawsuits which have been filed against Old Mutual Advisor Funds II (formerly named PBHG Funds), Liberty Ridge, and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the “MDL Litigation”) in the U.S. District Court for the District of Maryland (the “MDL Court”).

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorneys’ fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services, and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds’ adviser and distributor; rescinding PBHG Funds’ management and other contracts with PBHG Funds’ adviser, distributor and other defendants; rescinding PBHG Funds’ 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds’ adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorneys’ and expert fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG

EXH-C-1

Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG mutual Funds”); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

EXH-C-2

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys’ and experts’ fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys’ and experts’ fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG Mutual Funds”), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG

EXH-C-3

REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys’ and experts’ fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys’ and experts’ fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the “PBHG Mutual Funds”, PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

EXH-C-4

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys’ and experts’ fees.

EXH-C-5

EXHIBIT D

PORTFOLIO MANAGER DISCLOSURE

As of March 31, 2007

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN EACH FUND
Larry S. Antonatos	Heitman REIT Fund	None
James P. Barrow	Barrow Hanley Value Fund	Over $1,000,000
Dennis Bein	Analytic U.S. Long/Short Fund	None
James B. Bell, III	Small Cap Fund	$10,001 - $50,000
	Strategic Small Company Fund	None
Robert P. Clancy	Dwight Intermediate Fixed Income Fund	None
Harindra de Silva	Analytic U.S. Long/Short Fund	None
Tony Y. Dong	Growth Fund	None
Bradley J. Fretz	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
Brett P. Hawkins	TS&W Mid-Cap Value Fund	None
Tara R. Hedlund	Growth Fund	None
Jerome J. Heppelmann	Focused Fund	$100,001 - $500,000
	Large Cap Fund	$100,001 - $500,000
	Mid-Cap Fund	$100,001 - $500,000
Kelli K. Hill	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
	Select Growth Fund	None
Anthony S. Hooker	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None

EXH-D-1

Peter A. Johnson	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
David T. Kilborn	Dwight Short Term Fixed Income Fund	None
J. Stephen Lauck	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
Marc W. Lieberman	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
	Select Growth Fund	None
Mike Malouf	Emerging Growth Fund	None
	Strategic Small Company Fund	None
Brian S. Matuszak	Growth Fund	None
Todd McCallister	Small Cap Fund	None
	Strategic Small Company Fund	None
Christopher K. McHugh	Growth Fund	None
	Select Growth Fund	None
William C. McVail	Select Growth Fund	None
Andy Y. Mui	Growth Fund	None
Robb J. Parlanti	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
John S. Pickler	TS&W Mid-Cap Value Fund	None
Timothy J. Pire	Heitman REIT Fund	$10,001 - $50,000
Frank H. Reichel, III	TS&W Small Cap Value Fund	Over $1,000,000
Anthony Rizza	Columbus Circle Technology and Communications Fund	None
Steven Sapra	Analytic U.S. Long/Short Fund	None

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Jason D. Schrotberger	Growth Fund	None
Stacey Serafini Thomas	Small Cap Fund	None
	Strategic Small Company Fund	None
J. Stephen Thornborrow	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
Mark D. Turner	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
	Select Growth Fund	None
Robert E. Turner	Large Cap Growth Fund	None
	Large Cap Growth Concentrated Fund	None
	Select Growth Fund	None
Tucker Walsh	Emerging Growth Fund	None
	Strategic Small Company Fund	None
Derrick M. Wulf	Dwight Short Term Fixed Income Fund	None

DESCRIPTION OF COMPENSATION STRUCTURE

Analytic

Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ashfield

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Portfolio managers are compensated with salary and a discretionary bonus based on personal performance, as well as the firm’s overall performance. In addition, key employees share in the profits of the company through ownership in Ashfield Participation LP, a 15.015% member of Ashfield Capital Partners, LLC.

Barrow Hanley

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

Columbus Circle

Columbus Circle seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

•

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

•

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager’s strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.

•

Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. We believe this structure allows us to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

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Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a 401(k) plan), which are available to all of Columbus Circle employees.

Copper Rock

Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

•

Base Salary. Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•

Bonus. Each investment professional is eligible to receive an annual bonus. Bonus amounts are principally tied to firm profitability and the individual’s contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

•	Equity Distribution. The majority of all investment professionals have a substantial equity stake in the firm.

Dwight

Dwight compensates investment professionals through a competitive base salary and an annual profit-sharing bonus, and certain key investment and senior management personnel are eligible to participate in a Long Term Incentive Program (“LTIP”) that vests over a number of years. For investment professionals, total compensation is based on client retention and investment performance. Research analysts are compensated based on the quality of their recommendations.

Senior management and investment personnel receive a competitive base salary (50-80% of compensation) and participate in an annual profit-sharing bonus (20-50% of compensation). The portion of bonus based on investment performance is approximately 70%. Performance is measured based on the excess returns generated by individual sector portfolio management teams, and the research team is measured on its credit successes. The portion of bonus based on subjective criteria is approximately 30%.

Eagle

The compensation package for Eagle portfolio managers consists of three elements: a fixed base salary, an annual bonus, and the option to participate in a deferred compensation program. Portfolio managers receive benefits from Eagle’s parent company, Raymond James Financial (RJF), including a 401(k) program, profit sharing and an Employee Stock Purchase Plan.

•	Base Salary. Portfolio managers are paid a base salary that is competitive with other Portfolio managers in the industry, based on industry surveys.
•

Revenue Sharing Program. Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long-term. Each portfolio manager’s revenue-sharing is based on the revenues earned in their specific investment program(s). A portion of Mr. McCalliser’s and Ms. Thomas’ annual revenue

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sharing bonus is paid in the form of restricted stock in RJF. This stock vests three years after its award.

•

Non-qualified Stock Option Program. Portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following the date of the grant, and a portion of the options vest based upon investment performance.

•	Deferred Compensation Program. Mr. McCallister and Ms. Thomas receive additional compensation in the form of a deferred cash compensation arrangement with the firm.

Portfolio manager’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Heitman

The portfolio managers are a part of the 19 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business.  The expansion of the firm’s equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman’s clients. Compensation comes in the form of salaries and bonus compensation drawn from the profits of the enterprise.  Bonuses for Heitman’s publicly traded real estate securities investment professionals are determined according to the following criteria:

•	Performance versus benchmark;
•	Performance versus peer group managers;
•	Profitability of the enterprise;
•	Profitability of the business unit;
•	Stock selection ability; and
•	Subjective review of performance.

These measures are evaluated over one and three year periods. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys.  Based on these studies, Heitman’s compensation structure is competitive with the industry standard.

Liberty Ridge

Liberty Ridge seeks to maintain a compensation program that is competitive relative to investment management industry standards to attract and retain superior investment professionals. For each portfolio manager, Liberty Ridge’s compensation structure includes the following components: base salary, annual bonus, annual cash payments relating to interests under a phantom equity plan, deferred profit sharing, and the ability to participate in a voluntary income deferral plan. There are no differences between the methods used to determine the manager’s compensation with respect to management of the Fund(s) and management of any non-Fund accounts, Each of these components of compensation is described below.

•	Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio

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manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level, assets managed and responsibilities of the portfolio manager. Bonus amounts are principally tied to investment performance versus appropriate peer groups and benchmarks (with respect to the Portfolios, the Portfolios’ primary benchmarks are used) and are based on pre-tax performance generally over a one, three, and five year periods. Greater emphasis is placed on returns for periods longer than one year and lesser emphasis on one-year returns, which serves to align the compensation of portfolio managers with longer-term positive investment performance. A smaller portion of the bonuses is based on qualitative factors, which may include marketing and client service activities.

•

Phantom Equity Plan. Each portfolio manager is eligible to receive equity incentives in the form of “phantom equity.” Phantom equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of Liberty Ridge, as if the portfolio managers were the owners of shares of Liberty Ridge’s common stock. Phantom equity units vest over time, so as to create retention incentives.

•

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of the Advisor.

•

Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of Liberty Ridge.

Munder

The compensation package for all members of Munder’s portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys. However, there can be no assurances that Munder will have the resources to compete with larger financial organizations.

Members of Munder’s portfolio management team are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 150% of base salary. Target bonuses for equity analysts typically range from 20 to 100% of base salary. Actual bonuses for all personnel, however, are completely discretionary

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and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success. The applicable benchmarks for the Fund are the S&P MidCap 400 Index.

Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by Munder for all accounts managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the applicable client or related investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of Munder’s portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital Management. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

TS&W

For each portfolio manager, TS&W’s compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

•

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

•

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that products area.

•

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

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•

Deferred Compensation Plan. Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Each portfolio manger is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Turner

Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OTHER MANAGED ACCOUNTS

Certain of the Funds’ portfolio managers also manage other mutual funds for which the Sub-Advisor acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities as of March 31, 2006, unless otherwise indicated. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account (“performance-based fees”), that information is specifically identified.

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Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
Larry S. Antonatos	8 Registered Investment Companies with $433 million in total assets under management.
8 Other Pooled Investment Vehicles with $2.3 billion in total assets under management.
4,829 Other Accounts with $2.4 billion in total assets under management, of which 2 accounts ($97 million) are subject to a performance-based advisory fee.
James P. Barrow	15 Registered Investment Companies with $37 billion in total assets under management, of which 3 accounts ($34.2 billion) are subject to a performance-based advisory fee.
27 Other Accounts with $3 billion in total assets under management.
Dennis Bein	19 Registered Investment Companies with $4.0 billion in total assets under management.
8 Other Pooled Investment Vehicles with $2.0 billion in total assets under management, of which 19 accounts ($1.3 billion) are subject to a performance-based advisory fee.
17 Other Accounts with $1.3 billion in total assets under management, of which 9 accounts ($557 million) are subject to a performance-based advisory fee.
Robert P. Clancy	3 Other Pooled Investment Vehicles with $2.5 billion in total assets under management.
5 Other Accounts with $818 million in total assets under management.
Harindra de Silva	19 Registered Investment Companies with $4.0 billion in total assets under management.
7 Other Pooled Investment Vehicles with $2.3 billion in total assets under management, of which 20 accounts ($1.5 billion) are subject to a performance-based advisory fee.
15 Other Accounts with $2.2 billion in total assets under management, of which 10 accounts ($1.4 billion) are subject to a performance-based advisory fee.
Tony Y. Dong	8 Registered Investment Vehicles with $3.6 billion in total assets under management.

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43 Other Pooled Investment Vehicles with $1.0 billion in total assets under management.
24 Other Accounts with $346 million in total assets under management.
Bradley J. Fretz	6,629 Other Accounts with $2.4 billion in total assets under management.
Brett P. Hawkins	7 Registered Investment Vehicles with $56 million in total assets under management.
33 Other Accounts with $1.2 billion in total assets under management.
Tara R. Hedlund	9 Registered Investment Vehicles with $2.5 billion in total assets under management, of which 1 account ($20 million) is subject to a performance-based advisory fee.
23 Other Pooled Investment Vehicles with $408 million in total assets under management.
18 Other Pooled Investment Vehicles with $819 million in total assets under management, of which 2 accounts ($126 million) are subject to a performance-based advisory fee.
Kelli K. Hill	6,630 Other Accounts with $2.4 billion in total assets under management.
Anthony S. Hooker	6,629 Other Accounts with $2.4 billion in total assets under management.
Peter A. Johnson	6,638 Other Accounts with $2.4 billion in total assets under management.
David T. Kilborn	8 Other Pooled Investment Vehicles with $18.5 billion in total assets under management.
4 Other Accounts with $2 billion in total assets under management.
J. Stephen Lauck	6,629 Other Accounts with $2.4 billion in total assets under management.
Marc W. Lieberman	6,630 Other Accounts with $2.4 billion in total assets under management.
Mike Malouf	5 Registered Investment Companies with $750 million in total assets under management.
3 Other Accounts with $95 million in total assets under management.

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Brian S. Matuszak	8 Registered Investment Companies with $3.7 billion in total assets under management.
44 Other Pooled Investment Vehicles with $1.0 billion in total assets under management.
29 Other Accounts with $341 million in total assets under management.
Todd McCallister	3 Registered Investment Companies with $1.8 billion in total assets under management.
8,135 Other Accounts with $3.8 billion in total assets under management, of which 2 accounts ($232 million) are subject to a performance-based advisory fee.
Christopher K. McHugh	17 Registered Investment Companies with $3.8 billion in total assets under management, of which 3 accounts ($797 million) are subject to a performance-based advisory fee.
35 Other Pooled Investment Vehicles with $687 million in total assets under management.
77 Other Accounts with $5.5 billion in total assets under management, of which 5 accounts ($249 million) are subject to a performance-based advisory fee.
William C. McVail	7 Registered Investment Companies with $1.1 billion in total assets under management, of which 1 account ($35 million) is subject to a performance-based advisory fee.
9 Other Pooled Investment Vehicles with $166 million in total assets under management.
48 Other Accounts with $3.6 billion in total assets under management, of which 3 accounts ($124 million) are subject to a performance-based advisory fee.
Andy Y. Mui	7 Registered Investment Companies with $3.6 billion in total assets under management.
42 Other Pooled Investment Vehicles with $1.0 million in total assets under management.
28 Other Accounts with $331 million in total assets under management.
Robb J. Parlanti	12 Registered Investment Companies with $1.4 billion in total assets under management.

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28 Other Pooled Investment Vehicles with $1.1 billion in total assets under management.
53 Other Accounts with $6.4 billion in total assets under management, of which 1 account ($527 million) are subject to a performance-based advisory fee.
John S. Pickler	7 Registered Investment Vehicles with $56 million in total assets under management.
46 Other Accounts with $2.2 billion in total assets under management.
Timothy J. Pire	8 Registered Investment Companies with $433 million in total assets under management.
8 Other Pooled Investment Vehicles with $2.3 billion in total assets under management.
4,829 Other Accounts with $2.4 billion in total assets under management, of which 2 accounts ($97 million) are subject to a performance-based advisory fee.
Frank H. Reichel, III	1 Other Pooled Investment Vehicle with $8.5 million in total assets under management which charges a performance-based advisory fee.
60 Other Accounts with $1.8 billion in total assets under management.
Anthony Rizza	6 Registered Investment Companies with $4.6 billion in total assets under management.
6 Other Pooled Investment Vehicles with $1.9 billion in total assets under management.
31 Other Account with $2.4 billion in total assets under management, of which 2 accounts ($115 million) are subject to a performance-based advisory fee.
Steven Sapra	14 Registered Investment Companies with $3.6 billion in total assets under management.
6 Other Pooled Investment Vehicles with $1.3 billion in total assets under management, of which 11 accounts ($647 million) are subject to a performance-based advisory fee.
17 Other Accounts with $1.2 billion in total assets under management, of which accounts ($445 million) are subject to a performance-based advisory fee.

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Jason D. Schrotberger	13 Registered Investment Vehicles with $3.0 million in total assets under management, of which 1 account ($20 million) is subject to a performance-based advisory fee.
27 Other Pooled Investment Vehicles with $500 million in total assets under management.
55 Other Accounts with $2.9 billion in total assets under management, of which 5 accounts ($249 million) are subject to a performance-based advisory fee.
Stacey Serafini Thomas	3 Registered Investment Companies with $1.8 billion in total assets under management.
8,135 Other Accounts with $3.8 billion in total assets under management, of which 2 accounts ($232 million) are subject to a performance-based advisory fee.
J. Stephen Thornborrow	6,638 Other Accounts with $2.4 billion in total assets under management.
Mark D. Turner	15 Registered Investment Companies with $2.3 billion in total assets under management, of which 1 account ($741 million) is subject to a performance-based advisory fee.
35 Other Pooled Investment Vehicles with $1.2 billion in total assets under management.
71 Other Accounts with $7.7 billion in total assets under management, of which 1 account ($527 million) is subject to a performance-based advisory fee.
Robert E. Turner	17 Registered Investment Companies with $2.3 billion in total assets under management, of which 2 accounts ($777 million) are subject to a performance-based advisory fee.
36 Other Pooled Investment Vehicles with $1.2 billion in total assets under management.
76 Other Accounts with $9.1 billion in total assets under management, of which 1 account ($527 million) are subject to a performance-based advisory fee.
Tucker Walsh	14 Registered Investment Companies with $591 million in total assets under management.
2 Other Pooled Investment Vehicles with $140 million in total assets under management.

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187 Other Accounts with $887 million in total assets under management.
Derrick M. Wulf	2 Other Pooled Investment Vehicles with $15 billion in total assets under management.
10 Other Accounts with $804 million in total assets under management.

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CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one Fund or other account. In managing the Funds, the portfolio managers may be presented with the following conflicts of interest:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other accounts. Certain Sub-Advisors seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

•

The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance-based fees give the Advisor the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager. Sub-Advisors may attempt to manage these types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

•

Fund managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers’ decisions with respect to purchasing or selling the same securities for the Funds. To mitigate this potential conflict of interest. The Code of Ethics of certain Sub-Advisors require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Advisor. The Code of Ethics of these Sub-Advisors may also require portfolio managers to regularly report to the Sub-Advisor the securities that the portfolio manager beneficially owns so that the Sub-Advisor’s compliance staff can monitor the Funds’ trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. Certain Sub-Advisors have instituted a trade allocation policy that attempts to treat all clients of the Sub-Advisor equitably in such an event.

•

The Sub-Advisors have discretion to select brokers for the execution of trades for the Funds, subject to their duty to seek best execution. However, certain of the Sub-Advisor’s clients may direct the Sub-Advisor to use certain brokers to execute transactions for that client’s account. A conflict could result from the Sub-Advisor having to place separate, non-simultaneous transactions for a Fund and another account that could negatively affect the market price of the Fund security or the execution of the transaction.

Analytic

Personal Accounts. The intent of Analytic’s policy is to prohibit employees from acquiring securities for their own personal accounts or in the accounts of family members, without special circumstances which may arise that call for the allowance of such transactions. For example, employees may continue to hold securities held prior to joining Analytic or may be allowed to acquire securities granted from a spouse’s participation in stock options compensation. Thus, while minimized, there is still a

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potential conflict of interest in that portfolio managers could own a security in Analytic’s investable universe. To minimize such conflicts, Analytic’s Code of Ethics requires all employees to pre-clear any security transactions with the firm’s Review Committee. The Code of Ethics also requires employees to regularly report to Analytic Investors’ Chief Compliance Officer the securities that the employee beneficially owns.

Different fee schedules: Performance Based Fees and Non-Performance Based Fees. Sophisticated clients may be offered the choice of performance based fees or some other arrangement not dependent on performance. This could create a conflict of interest because there is theoretically more incentive for the investment team to have performance based fee accounts perform well over accounts with different fee arrangements. However, because of the model-driven and team-driven approach to investment management employed by Analytic and the fact that the accounts are continually monitored and need to share similar characteristics per strategy, this conflict of interest is minimized at Analytic.

Investment Opportunities and Trade Rotation. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of accounts and/or investment strategies. In addition, Analytic has the discretion to decide when to trade accounts and strategies. Analytic’s model-driven and team-driven approach minimizes these potential conflicts of interest as does our monitoring and compliance program. Analytic has developed an in-house portfolio management system that used to monitor trading practices and portfolio holdings for accounts to check for compliance with guidelines and restrictions for the strategy.

Directed Brokerage. While Analytic has discretion to select brokers for the execution of trades for most clients’ accounts under management, Analytic will allow some clients to direct brokerage as long as that broker is deemed to provide competitive price and execution. A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time. To minimize this conflict, when a portfolio manager is trading the same security with multiple brokers due to directed brokerage arrangement, he/she will try to deliver such orders simultaneously to such brokers.

Barrow Hanley

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Copper Rock

The Portfolio Managers manage other accounts for other clients of Copper Rock.  These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e. accounts managed on behalf of individuals or public or private institutions).  The Portfolio Managers provide services for multiple clients simultaneously.  A summary of certain portfolio conflicts of interest is provided below.  Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

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Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock).  The Portfolio Manager may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed substantially the same, all portfolios have substantially the same percentage ownership, other than client specific restrictions and rounding.

The Portfolio Managers may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Eagle

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm Code of Ethics.

Eagle compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. Eagle has established procedures to mitigate this conflict including review of performance dispersion across all firm managed accounts, policies to monitor trading and best execution for all managed accounts and funds and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned for the benefit of all Eagle clients and accounts.

Heitman

Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the

EXH-D-18

same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

Liberty Ridge

Liberty Ridge Capital, Inc. (“LRC”) believes no specific conflicts of interest exist which would have an adverse affect on its management of the proposed mandates. However, the following potential conflicts of interest exist for all LRC clients.

LRC has adopted a Conflicts of Interest Policy and has established an Internal Compliance Controls Committee (the “Committee”) to review compliance issues (including conflicts of interest), develop solutions to those issues, and oversees implementation of solutions. The Committee strives to ensure that LRC’s policies, procedures, and controls are in the best interests of each client, and that client assets are managed for the benefit of each client.

When a portfolio manager manages more than one account, a potential for conflict exists for the portfolio manager to intentionally or unintentionally treat one account more favorably than another. This potential conflict can be most apparent when one portfolio has a higher fee than another portfolio. LRC seeks to manage this potential conflict through internal review processes and oversight to ensure that no one client, regardless of type, is intentionally or unintentionally favored at the expense of another.

LRC has entered in to so-called soft-dollar arrangements whereby LRC compensates brokerage firms for their services through commission revenue, as opposed to through normal payments. LRC has an incentive to allocate a greater percentage of equity trades to certain brokers who provide LRC with soft dollar services, as doing such will decrease LRC’s direct expenditures. While LRC has an incentive to continue to use a broker-dealer who provides research, LRC evaluates a broker-dealer’s ability to achieve best execution on a regular basis and the reasonableness of each brokerage arrangement is evaluated on an ongoing basis.

LRC advisory accounts are not eligible to invest in the initial public offering (“IPO”) of two issuers where LRC’s limited partnership accounts (including LRC capital) had invested in the issuers prior to the issuers’ IPO. Interests in the limited partnership accounts were transferred to a liquidating trust, of which LRC serves as Trustee. If an advisory account invests in such an issuer after the initial public offering, the price of securities held by the liquidating trust may be positively impacted as a result of the independent trading of LRC’s other advisory accounts.

Munder

As indicated in the table above, Munder’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”). These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and the Munder: Munder and/or Pierce Street may receive differential compensation from different advisory clients

EXH-D-19

(e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund’s trading activity. In addition, if the portfolio management team engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are

EXH-D-20

focused on monitoring the compliance policies and procedures of Munder or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Munder or Pierce Street will achieve their intended result.

TS&W

TS&W allocates bunched purchase and sale transactions on a fair and consistent basis to ensure that no client or group of clients, including funds, receive more favorable treatment than other client accounts. Equity portfolio managers will allocate their orders by account prior to transmitting an order and if the entire order is filled completely, the price paid by each account shall be the average price of the order. All partial fills are allocated pro-rata by the trading system unless a manual override is necessary due to cash considerations in specific accounts.

Turner

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

___________________________________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-077 06/2007

EXH-D-21

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS
(a)	Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(1)          Amended Schedule A to Agreement and Declaration of Trust, as amended April 23, 2007. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(b)           Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(c)	Instruments Defining Rights of Security Holders.
(1)	Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(2)	Article IV of the Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(d)	Investment Advisory Agreement.
(1)	Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Amendment to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(2)           Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Attached herewith as an Exhibit.

(3)           Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and the Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and CastleArk Management, LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(4)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Fund of the Registrant, Old Mutual Capital, Inc. and Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(5)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Emerging Growth Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Copper Rock

Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(6)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(7)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Fund, Old Mutual Mid-Cap Fund, Old Mutual Small Cap Fund, Old Mutual Focused Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(8)

Investment Sub-Advisory Agreement dated by and among the Registrant, on behalf of the Old Mutual Growth Fund of the Registrant, Old Mutual Capital, Inc. and Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(9)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(10)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund of the Registrant, Old Mutual Capital, Inc. and Wellington Management Company, LLP. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(11)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund of the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(12)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund of the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(13)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund of the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(14)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)

Amended Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(15)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(16)        Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual TS&W Mid-Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Attached herewith as an Exhibit.

(e)	Distribution Agreement.
(1)	Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(2)           Second Amendment to the Distribution Agreement dated July 8, 2004, as amended November 1, 2006. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(3)	Third Amendment to the Distribution Agreement dated July 8, 2004, as amended June 4, 2006. Attached herewith as an Exhibit.
(f)	Not Applicable
(g)

Custodian Agreement. Custodian Agreement between the Registrant and Wachovia Bank, NA (predecessor to U.S. Bank, National Association). Incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

(1)

Schedule C dated July 14, 2003 to Custodian Agreement between the Registrant and Wachovia Bank, N.A. (predecessor to U.S. Bank, National Association) Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

(2)

Amendment dated October 5, 2006 to Custodian Agreement and Schedule C to Custodian Agreement between the Registrant and U.S. Bank N.A. Incorporated herein by reference to PEA No. 90 filed on October 18, 2006.

(3)           Amendment dated March 14, 2007 to Custodian Agreement and Schedule C to Custodian Agreement between Registrant and U.S. Bank N.A. Attached herewith as an Exhibit.

(h)	Other Material Contracts.
(1)	Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual

Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(i)	Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.
(ii)	Schedule A dated July 14, 2003 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.
(iii)

Amendment to Administrative Services Agreement dated October 1, 2004 by and between the Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services). Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(2)

Assignment and Assumption Agreement to Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Advisor Funds II, Old Mutual Fund Services, and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(3)

Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources (now known as SEI Investments Mutual Funds Services). Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

(i)	Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated January 1, 2001. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.
(ii)	Form of Amendment No. 1 to Sub-Administrative Services Agreement dated February 1, 2004. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.

(iii)         Amendment No. 2 to the Sub-Administrative Services Agreement dated January 1, 2007. Attached herewith as an Exhibit.

(iv)	Amendment No. 3 to the Sub-Administrative Services Agreement dated June 4, 2007. Attached herewith as an Exhibit.

(4)           Assignment and Assumption Agreement to Sub-Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Fund Services, Old Mutual Capital, Inc., and SEI Investments Mutual Funds Services. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(5)

Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 42 filed December 15, 2000.

(i)	Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(ii)          Amendment to the Agency Agreement dated September 1, 2006. Attached herewith as an Exhibit.

(iii)	Amendment to the Agency Agreement dated June 4, 2007. Attached herewith as an Exhibit.

(6)           Amended and Restated Expense Limitation Agreement between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)            Amendment dated May 9, 2007 to Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amended Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant. Attached herewith as an Exhibit.
(7)	Expense Limitation Agreement between the Registrant on behalf of the Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Capital, Inc. dated June 4, 2007. Attached herewith as an Exhibit.

(8)           Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(9)

Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(10)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(11)	Escrow Agreement dated January 26, 2006 between the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Consent of Counsel. Attached herewith as an Exhibit.
(j)	Consent of Independent Auditors. Attached herewith as an Exhibit.
(k)	Not Applicable

(l)

Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A.

(m)	Plan under Rule 12b-1.
(1)	Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(i)           Amendment to Schedule A of Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

(2)           Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)            Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class A shares. Attached herewith as an Exhibit.

(3)           Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)            Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class C shares. Attached herewith as an Exhibit.

(4)           Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)            Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(5)           Service Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)            Amendment dated May 9, 2007 to Schedule A of Service Plan under Rule 12b-1 with respect to Class R shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(6)           Service Plan under Rule 12b-1 with respect to Class A and Class C Shares of the Old Mutual TS&W Mid-Cap Fund and the Old Mutual Cash Reserves Fund. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(n)	Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(1)	Amendment to Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007. Attached herewith as an Exhibit.
(o)	Not Applicable
(p)	Code of Ethics.
(1)	Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(2)	Code of Ethics of Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(3)	Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(4)           Code of Ethics of Wellington Management Company LLP. Attached herewith as an Exhibit.

(5)           Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(6)	Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(7)	Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 81 filed on July 22, 2005.

(8)           Code of Ethics of Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(9)           Code of Ethics of Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(10)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(11)	Code of Ethics of Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(12)	Codes of Ethics of Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(13)	Code of Ethics of Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(14)	Code of Ethics of Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(15)        Code of Ethics of Ashfield Capital Partners, LLC. Attached herewith as an Exhibit.

(q)	Other: Trustees’ Power of Attorney. Incorporated herein by reference to PEA No. 93 filed on March 16, 2007.

ITEM 24.            PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.	INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.         Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.         Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.             Indemnification. For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.             Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification Agreements between the Registrant and Old Mutual Capital include the following:

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 497 on March 31, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the performance returns or the benchmark performance contained in:

a.             The Old Mutual Advisor Funds II July 22, 2005 registration statement (“Retail Registration Statement”) or in any Rule 497 filing made in respect of its Retail Registration Statement filed with the Securities and Exchange Commission (“SEC”) or other governmental authority, including but not limited to any litigation related thereto; and

b.             The Old Mutual Insurance Series Fund’s April 4, 2006 registration statement (“Insurance Registration Statement”) or in any Rule 497 filing made in respect of its Insurance Registration Statement filed with the SEC or any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 485(b) on June 30, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trust, each of the Funds and the Trust’s current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the Securities Act Filings [defined as filings made by the Trust with the Securities and Exchange Commission on June 30, 2006 under Rule 485(b) and a subsequent Securities Act filing made by the Trust on July 6, 2006 under Rule 497] or related filings made with any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding security breach:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [including Old Mutual Advisor Funds II], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to the Security Breach [defined as the theft of laptops from the premises of the Company and as a result, personally identifiable financial information may be accessible to unauthorized persons].

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Advisor/Sub-Advisor	Advisors Act Registration Number
Analytic Investors, Inc.	801-7082
Ashfield Capital Partners, LLC	801-67426
Barrow, Hanley, Mewhinney & Strauss Inc.	801-31237
CastleArk Management, LLC	801-56239
Columbus Circle Investors	801-47516
Copper Rock Capital Partners LLC	801-63900
Dwight Asset Management Company	801-45304
Eagle Asset Management, Inc.	801-21343
Heitman Real Estate Securities LLC	801-48252
Liberty Ridge Capital, Inc.	801-48872
Munder Capital Management	801-48394
Old Mutual Capital, Inc.	801-63140
Thompson, Siegel & Walmsley LLC	801-6273
Turner Investment Partners, Inc.	801-36220
Wellington Management Company, LLP	801-15908

ITEM 27.	PRINCIPAL UNDERWRITERS
(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds, Old Mutual Insurance Series Fund and the Registrant.
(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.
Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant
Bruce Johnston	President	None
George Endres	Executive Vice President	None
James S. Vitalie	Executive Vice President	None
Allyson Zoellner	Senior Vice President	None
Mark E. Black	Chief Financial Officer and Chief Administrative Officer	None
Andra C. Ozols	Executive Vice President, General Counsel and Secretary	Vice President and Secretary
James F. Lummanick	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer

(c)	None.
ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank, National Association (successor to Wachovia Bank, NA) 2 Liberty Place, 20th Floor Philadelphia, PA 19109

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

SEI Investments Mutual Funds Services One Freedom Valley Road Oaks, PA 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc. 4643 S. Ulster Street, Suite 600 Denver, CO 80237
Analytic Investors, Inc. 500 South Grand Avenue, 23rd Floor Los Angeles, CA 90071
Ashfield Capital Partners, LLC 750 Battery Drive, Suite 600 San Francisco, CA 94111
Barrow, Hanley, Mewhinney & Strauss Inc. 2200 Ross Avenue, 31st Floor Dallas, TX 75201
CastleArk Management, LLC 1 North Wacker Drive, Suite 2950 Chicago, Illinois 60606
Columbus Circle Investors Metro Center One Station Place Stamford, CT 06902
Copper Rock Capital Partners LLC 200 Clarendon Street, 53rd Floor Boston, MA 02116

Dwight Asset Management Company 100 Bank Street Burlington, VT 05401
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, IL 60606
Liberty Ridge Capital, Inc. 1205 Westlakes Drive Berwyn, PA 19312
Munder Capital Management 480 Pierce Street Birmingham, MI 48009
Thompson, Siegel & Walmsley, Inc. 5000 Monument Ave. Richmond, VA 23230
Turner Investment Partners, Inc. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Wellington Management Company, LLP 75 State Street Boston, MA 02109

ITEM 29.	MANAGEMENT SERVICES

None

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 96 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado on this 4th day of June, 2007.

OLD MUTUAL ADVISOR FUNDS II
Registrant

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 96 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ John R. Bartholdson	*	Trustee	June 4, 2007
John R. Bartholdson

/s/ Jettie M. Edwards	*	Trustee	June 4, 2007
Jettie M. Edwards

/s/ Albert A. Miller	*	Trustee	June 4, 2007
Albert A. Miller

/s/ Leigh A. Wilson	*	Trustee	June 4, 2007
Leigh A. Wilson

/s/ Julian F. Sluyters		President and Principal	June 4, 2007
Julian F. Sluyters		Executive Officer

/s/ Robert T. Kelly		Treasurer and Principal	June 4, 2007
Robert T. Kelly		Financial Officer

*By	/s/ Andra C. Ozols
Andra C. Ozols
Attorney-in-Fact, pursuant to a power of attorney

OLD MUTUAL ADVISOR FUNDS II

INDEX TO EXHIBITS

Item 23.

Exhibits:
EX-99.d.2	Management Agreement by and between the Registrant and Old Mutual Capital, Inc.
EX-99.d.16	Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual TS&W Mid-Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC.
EX-99.e.3	Third Amendment to the Distribution Agreement dated July 18, 2004, as amended June 4, 2007.
EX-99.g.3	Amendment dated March 14, 2007 to Custodian Agreement and Schedule C to Custodian Agreement between Registrant and U.S. Bank N.A.
EX-99.h.3.iii	Amendment No. 2 to the Sub-Administrative Services Agreement dated January 1, 2007.
EX-99.h.3.iv	Amendment No. 3 to the Sub-Administrative Services Agreement dated June 4, 2007.
EX-99.h.5.ii	Amendment to the Agency Agreement dated September 1, 2006.
EX-99.h.5.iii	Amendment to the Agency Agreement dated June 4, 2007.
EX-99.h.6.ii	Amended Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant.
EX-99.h.7	Expense Limitation Agreement between the Registrant on behalf of the Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Capital, Inc.
EX-99.i	Consent of Counsel
EX-99.j	Consent of Independent Auditors
EX-99.m.2.ii	Amendment dated June 4, 2007 to Schedule A of the Distribution Plan under Rule 12b-1 with respect to Class A shares.
EX-99.m.3.ii	Amendment dated June 4, 2007 to Schedule A of the Distribution Plan under Rule 12b-1 with respect to Class C shares.
EX-99.n.1	Amendment to Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007.
EX-99.p.4	Code of Ethics of Wellington Management Company LLP

EX-99.p.15	Code of Ethics of Ashfield Capital Partners, LLC